UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/06

Item 1.	Reports to Stockholders.

JUNE 30, 2006

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

SEMIANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT

TABLE OF CONTENTS

Important Notes to Performance Information	i
Fund Summaries
Franklin Global Communications Securities Fund	FGC-1
Franklin Growth and Income Securities Fund	FGI-1
Franklin High Income Fund	FH-1
Franklin Income Securities Fund	FI-1
Franklin Large Cap Growth Securities Fund	FLG-1
Franklin Money Market Fund	FM-1
Franklin Real Estate Fund	FRE-1
*Prospectus Supplement	FRE-7
Franklin Rising Dividends Securities Fund	FRD-1
Franklin Small Cap Value Securities Fund	FSV-1
*Prospectus Supplement	FSV-7
Franklin Small-Mid Cap Growth Securities Fund	FSC-1
Franklin Strategic Income Securities Fund	FSI-1
Franklin U.S. Government Fund	FUS-1
Franklin Zero Coupon Fund 2010	FZ10-1
Mutual Discovery Securities Fund	MD-1
Mutual Shares Securities Fund	MS-1
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Asset Allocation Fund	TGA-1
*Prospectus Supplement	TGA-10
Templeton Global Income Securities Fund	TGI-1
*Prospectus Supplement	TGI-9
Templeton Growth Securities Fund	TG-1
Index Descriptions	I-1
Shareholder Information	SI-1

*Not part of the semiannual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 1

IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

We are pleased to bring you Franklin Global Communications Securities Fund’s semiannual report for the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin Global Communications Securities Fund – Class 1 delivered a +5.34% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Global Communications Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FGC-1

Fund Goals and Main Investments: Franklin Global Communications Securities Fund seeks capital appreciation and current income. The Fund normally invests at least 80% of its net assets in investments of communications companies anywhere in the world and normally invests primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500), which returned +2.71% for the period under review.1 Given that the Fund invests in only a few sectors found within the S&P 500, the Fund’s results versus the S&P 500 are not directly comparable.

Economic and Market Overview

During the six months ended June 30, 2006, the U.S. economy advanced at a healthy pace. Gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. With slowing home-price appreciation, borrowing against home equity flattened and could have a gradual effect on consumer spending. The core Consumer Price Index (CPI) rose 2.6% for the 12 months ended June 30, 2006, which was higher than the 2.2% 10-year average.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. By concentrating in the industries of the utilities sector and by investing predominantly in communications companies, the Fund carries much greater risk of adverse developments affecting that sector, and among those companies, than a Fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FGC-2

The Federal Reserve Board (Fed) raised the federal funds target rate from 4.25% to 5.25% in four quarter-point steps. The Fed’s credit-tightening campaign contributed to cooler housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting and cited rising energy costs and a growing economy as having the potential to sustain inflation pressures.

In this environment, equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +5.22%, the broader S&P 500 returned +2.71% and the technology-heavy NASDAQ Composite Index had a -1.08% return.3 Telecommunications, energy and industrials stocks performed particularly well.

Investment Strategy

We are research driven, fundamental investors. As bottom-up investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise within the communications industry and use both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular marketing niche, proven technology, sound financial profits and records, or strong management are all factors we believe may contribute to growth in earnings or share price.

Manager’s Discussion

During the six months under review, the wireless telecommunications industry provided the greatest contribution to our overall results. We continued to favor wireless more than wireline as we expected positive growth trends to continue. Several factors supported the industry’s overall trends. For example, wireless access in less developed countries

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FGC-3

with low wireless service penetration rates, or number of users, grew more rapidly than many industry analysts expected. Relative global economic stability, combined with the rollout of prepaid wireless plans, also fueled the industry’s growth.

NII Holdings, one of the largest contributors to Fund returns, is the Nextel wireless service provider in Mexico, Brazil, Argentina and Peru. We purchased the stock because we believed it had an attractive valuation, and the company had a capable management team and favorable growth opportunities for its products. NII Holdings’ subscriber base has grown faster than expected and shown strong profitability. In addition, the company’s spectrum (the range of frequencies used by radio, TV, wireless and other technologies) allowed Nextel to offer push-to-talk service, which uses a wireless telephone handset like a walkie-talkie, more broadly in Mexico.

America Movil, another contributor to Fund performance during the period, is Mexico’s dominant wireless service provider and operates wireless service businesses in Brazil, Argentina, Peru, Colombia, Ecuador, Guatemala and El Salvador. These countries’ markets had relatively low wireless penetration rates that grew rapidly driven by stabilized economies and the introduction of prepaid wireless plans. Wireless telecommunication is a cost-effective solution in these countries.

Wireless tower companies also performed well during the period. Fund holdings American Tower and SBA Communications benefited from increasing network demands in the U.S., driven by additional subscribers, growing mobile voice usage among current subscribers and new wireless applications. American Tower, the largest owner and operator of wireless communication towers in the U.S., offers services to the wireless and broadcast industries. SBA Communications, the fourth largest owner and operator of wireless communications towers, leases antenna space to wireless carriers. These companies’ business models have high barriers to entry, recurring revenue streams and solid growth prospects.

There were also some detractors to our overall results. Shares of computer manufacturer Apple Computer declined in value during the period after future growth expectations became too high. However, we continue to hold shares of Apple, a company we see as a consumer technology leader.

Top 10 Holdings

Franklin Global Communications Securities Fund

6/30/06

Company Sector/Industry, Country	% of Total Net Assets
America Movil SA de CV, L, ADR	6.0%
Wireless Communications, Mexico
NII Holdings Inc.	5.5%
Wireless Communications, U.S.
American Tower Corp., A	5.5%
Specialty Telecommunications, U.S.
Crown Castle International Corp.	4.5%
Specialty Telecommunications, U.S.
Rogers Communications Inc., B	4.3%
Wireless Communications, Canada
Yahoo! Inc.	3.6%
Internet Software & Services, U.S.
Nokia Corp., ADR	3.6%
Telecommunications Equipment, Finland
Grupo Televisa SA, ADR	3.4%
Broadcasting, Mexico
Bharti Airtel Ltd.	3.3%
Diversified Telecommunication Services, India
SBA Communications Corp.	3.3%
Wireless Communications, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGC-4

XM Satellite Radio Holdings, which fell in value, programs and transmits its satellite radio service to subscribers. Product issues and stronger competition negatively impacted the company’s shares during the period. However, we liked XM’s current subscriber base and growth prospects in a large potential market, so we continued to hold the stock.

Getty Images also hurt Fund performance, as the shares declined in value amid concerns surrounding the company’s growth prospects and ability to raise prices as lower-cost competitors emerged in the marketplace. The company creates and distributes images for the entertainment and advertising industry. We sold this stock by period-end.

Thank you for your participation in Franklin Global Communications Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGC-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Global Communications Securities Fund – Class 1

FGC-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,053.40	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.63%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FGC-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Communications Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.09		$7.17	$6.32	$4.53	$6.87	$12.88

Income from investment operations[a]:
Net investment income[b]	—		0.04	0.05	0.06	0.04	0.04
Net realized and unrealized gains (losses)	0.43		1.08	0.87	1.78	(2.33)	(3.55)

Total from investment operations	0.43		1.12	0.92	1.84	(2.29)	(3.51)

Less distributions from:
Net investment income	(0.03)		(0.20)	(0.07)	(0.05)	(0.05)	(0.01)
Net realized gains	—		—	—	—	—	(2.49)

Total distributions	(0.03)		(0.20)	(0.07)	(0.05)	(0.05)	(2.50)

Net asset value, end of period	$8.49		$8.09	$7.17	$6.32	$4.53	$6.87

Total return[c]	5.34%		16.12%	14.66%	40.46%	(33.28)%	(29.24)%
Ratios/supplemental data
Net assets, end of period (000’s)	$133,273		$138,015	$142,898	$149,480	$130,255	$265,055
Ratios to average net assets:
Expenses	0.63%	[d,e]	0.65% [d]	0.64% [d]	0.64%	0.60%	0.55%
Net investment income	0.03%	[e]	0.63%	0.85%	1.08%	0.83%	0.46%
Portfolio turnover rate	71.71%		170.40%	178.52%	96.60%	97.75%	105.36%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Benefit of expense reduction is less than 0.01%.
[e]	Annualized.

See notes to financial statements.

FGC-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Communications Securities Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 2		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.00	$7.10	$6.28	$4.51	$6.84	$12.86

Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.03	0.04	0.05	0.03	0.02
Net realized and unrealized gains (losses)	0.44	1.06	0.84	1.77	(2.32)	(3.54)

Total from investment operations	0.43	1.09	0.88	1.82	(2.29)	(3.52)

Less distributions from:
Net investment income	(0.02)	(0.19)	(0.06)	(0.05)	(0.04)	(0.01)
Net realized gains	—	—	—	—	—	(2.49)

Total distributions	(0.02)	(0.19)	(0.06)	(0.05)	(0.04)	(2.50)

Net asset value, end of period	$8.41	$8.00	$7.10	$6.28	$4.51	$6.84

Total return[c]	5.39%	15.79%	14.18%	40.44%	(33.52)%	(29.40)%
Ratios/supplemental data
Net assets, end of period (000’s)	$54,035	$38,613	$23,704	$10,719	$1,490	$312
Ratios to average net assets:
Expenses	0.88% [d,e]	0.90% [d]	0.89% [d]	0.89%	0.85%	0.80%
Net investment income (loss)	(0.22)% [e]	0.38%	0.60%	0.83%	0.58%	0.21%
Portfolio turnover rate	71.71%	170.40%	178.52%	96.60%	97.75%	105.36%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Benefit of expense reduction is less than 0.01%.
[e]	Annualized.

See notes to financial statements.

FGC-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin Global Communications Securities Fund	Country	Shares	Value
Common Stocks 97.4%
Advertising/Marketing Services 2.6%
[a]Focus Media Holding Ltd., ADR	China	73,500	$4,789,260

Broadcasting 10.0%
[a,b]Canadian Satellite Radio Holdings Inc., 144A	Canada	114,300	978,997
Clear Channel Communications Inc.	United States	89,800	2,779,310
[a]Entravision Communications Corp.	United States	102,600	879,282
Grupo Televisa SA, ADR	Mexico	328,900	6,351,059
[a]Univision Communications Inc., A	United States	83,100	2,783,850
[a]XM Satellite Radio Holdings Inc., A	United States	340,800	4,992,720

			18,765,218

Cable/Satellite Television 0.9%
Naspers Ltd., N	South Africa	103,500	1,759,211

Commercial Printing/Forms 1.2%
[a]Cenveo Inc.	United States	122,200	2,193,490

Computer Communications 2.6%
[a]Cisco Systems Inc.	United States	205,800	4,019,274
[a]Redback Networks Inc.	United States	47,700	874,818

			4,894,092

Computer Processing Hardware 2.4%
[a]Apple Computer Inc.	United States	77,200	4,409,664

Data Processing Services 3.1%
[a]NeuStar Inc., A	United States	170,400	5,751,000

Diversified Telecommunication Services 12.3%
Alltel Corp.	United States	31,900	2,036,177
BellSouth Corp.	United States	65,800	2,381,960
[a]Bharti Airtel Ltd.	India	776,845	6,264,879
[a]Embarq Corp.	United States	2,083	85,382
[a]Hutchison Telecommunications International Ltd.	Hong Kong	574,000	923,858
PT Telekomunikasi Indonesia, B	Indonesia	1,822,600	1,446,196
Sprint Nextel Corp.	United States	197,777	3,953,562
Telus Corp.	Canada	148,600	6,000,468

			23,092,482

Electronics/Appliances 0.8%
Harman International Industries Inc.	United States	17,200	1,468,364

Internet Software/Services 9.8%
[a]Akamai Technologies Inc.	United States	122,400	4,429,656
[a]Google Inc., A	United States	14,100	5,912,553
[a]LivePerson Inc.	United States	108,200	524,770
[a]Opera Software ASA	Norway	180,300	692,353
[a]Yahoo! Inc.	United States	206,900	6,827,700

			18,387,032

Media Conglomerates 2.8%
The Walt Disney Co.	United States	172,640	5,179,200

Movies/Entertainment 0.9%
[a]Lions Gate Entertainment Corp.	United States	206,200	1,763,010

Packaged Software 0.4%
[a]Nuance Communications Inc.	United States	82,400	828,944

Recreational Products 2.6%
[a]Scientific Games Corp., A	United States	137,200	4,887,064

Semiconductors 2.4%
[a]Broadcom Corp., A	United States	59,800	1,796,990

FGC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Global Communications Securities Fund	Country	Shares	Value
Common Stocks (continued)
Semiconductors (continued)
[a]Micron Technology Inc.	United States	58,900	$887,034
[a]Silicon Laboratories Inc.	United States	52,600	1,848,890

			4,532,914

Specialty Telecommunications 10.0%
[a]American Tower Corp., A	United States	332,102	10,335,014
[a]Crown Castle International Corp.	United States	245,490	8,479,225

			18,814,239

Telecommunications Equipment 9.1%
[a]Comverse Technology Inc.	United States	40,500	800,685
[a]Corning Inc.	United States	82,300	1,990,837
Harris Corp.	United States	45,800	1,901,158
Nokia Corp., ADR	Finland	334,600	6,778,996
QUALCOMM Inc.	United States	138,200	5,537,674

			17,009,350

Wireless Communications 23.5%
America Movil SA de CV, L, ADR	Mexico	335,300	11,152,078
[a]Dobson Communications Corp.	United States	309,000	2,388,570
[a,c]Europolitan Vodafone AB	Sweden	273,500	1,866,021
[a]Leap Wireless International Inc.	United States	74,300	3,525,535
[a]Motient Corp.	United States	32,900	465,535
[a]NII Holdings Inc.	United States	183,500	10,345,730
Rogers Communications Inc., B	Canada	201,400	8,103,637
[a]SBA Communications Corp.	United States	234,900	6,140,286

			43,987,392

Total Common Stocks (Cost $141,737,140)			182,511,926

		Principal Amount
Short Term Investment (Cost $740,368) 0.4%
Repurchase Agreement 0.4%
[d]Joint Repurchase Agreement, 4.968%, 7/03/06 (Maturity Value $740,675)	United States	$740,368	740,368

ABN AMRO Bank, N.V., New York Branch (Maturity Value $66,105)

Banc of America Securities LLC (Maturity Value $66,105)

Barclays Capital Inc. (Maturity Value $66,105)

Bear, Stearns & Co. Inc. (Maturity Value $66,105)

BNP Paribas Securities Corp. (Maturity Value $66,105)

Deutsche Bank Securities Inc. (Maturity Value $26,443)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $66,105)

Greenwich Capital Markets Inc. (Maturity Value $66,105)

Lehman Brothers Inc. (Maturity Value $53,182)

Merrill Lynch Government Securities Inc. (Maturity Value $66,105)

Morgan Stanley & Co. Inc. (Maturity Value $66,105)

UBS Securities LLC (Maturity Value $66,105)

Collateralized by U.S. Government Agency Securities, 2.625 - 7.125%, 7/15/06 - 5/15/11; U.S. Treasury Notes, 3.50 - 5.125%, 1/15/11 - 6/30/11

Total Investments (Cost $142,477,508) 97.8%			183,252,294
Other Assets, less Liabilities 2.2%			4,055,312

Net Assets 100.0%			$187,307,606

Selected Portfolio Abbreviation

ADR - American Depository Receipt

[a]	Non-income producing for the twelve months ended June 30, 2006.
[b]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $978,997, representing .05% of net assets.
[c]	See Note 7 regarding restricted securities.
[d]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.	FGC-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin Global Communications Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$141,737,140
Cost - Repurchase agreements	740,368

Total cost of investments	$142,477,508

Value - Unaffiliated issuers	$182,511,926
Value - Repurchase agreements	740,368

Total value of investments	183,252,294
Cash	1,239,786
Receivables:
Investment securities sold	3,061,418
Capital shares sold	219,836
Dividends	104,250
Other (Note 8)	102,523

Total assets	187,980,107

Liabilities:
Payables:
Investment securities purchased	426,450
Capital shares redeemed	118,982
Affiliates	109,456
Accrued expenses and other liabilities	17,613

Total liabilities	672,501

Net assets, at value	$187,307,606

Net assets consist of:
Paid-in capital	$384,138,608
Distributions in excess of net investment income	(493,167)
Net unrealized appreciation (depreciation)	40,774,786
Accumulated net realized gain (loss)	(237,112,621)

Net assets, at value	$187,307,606

Class 1:
Net assets, at value	$133,272,952

Shares outstanding	15,693,196

Net asset value and maximum offering price per share	$8.49

Class 2:
Net assets, at value	$54,034,654

Shares outstanding	6,428,695

Net asset value and maximum offering price per share	$8.41

See notes to financial statements.

FGC-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin Global Communications Securities Fund
Investment income:
Dividends (net of foreign taxes of $35,462)	$441,256
Interest	98,290
Other income (Note 8)	102,523

Total investment income	642,069

Expenses:
Management fees (Note 3a)	542,352
Distribution fees - Class 2 (Note 3c)	63,259
Unaffiliated transfer agent fees	487
Custodian fees (Note 4)	13,027
Reports to shareholders	32,494
Professional fees	16,579
Trustees’ fees and expenses	581
Other	3,049

Total expenses	671,828
Expense reductions (Note 4)	(15)

Net expenses	671,813

Net investment income (loss)	(29,744)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	7,546,122
Foreign currency transactions	(44,472)

Net realized gain (loss)	7,501,650

Net change in unrealized appreciation (depreciation) on:
Investments	1,165,390
Translation of assets and liabilities denominated in foreign currencies	(8,525)

Net change in unrealized appreciation (depreciation)	1,156,865

Net realized and unrealized gain (loss)	8,658,515

Net increase (decrease) in net assets resulting from operations	$8,628,771

See notes to financial statements.

FGC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Communications Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(29,744)	$920,353
Net realized gain (loss) from investments and foreign currency transactions	7,501,650	19,707,043
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,156,865	2,851,340

Net increase (decrease) in net assets resulting from operations	8,628,771	23,478,736

Distributions to shareholders from:
Net investment income:
Class 1	(482,164)	(3,621,935)
Class 2	(123,165)	(604,566)

Total distributions to shareholders	(605,329)	(4,226,501)

Capital share transactions: (Note 2)
Class 1	(12,004,154)	(20,610,682)
Class 2	14,660,231	11,384,685

Total capital share transactions	2,656,077	(9,225,997)

Net increase (decrease) in net assets	10,679,519	10,026,238
Net assets:
Beginning of period	176,628,087	166,601,849

End of period	$187,307,606	$176,628,087

Undistributed net investment income/Distributions in excess of net investment income included in net assets:
End of period	$(493,167)	$141,906

See notes to financial statements.

FGC-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin Global Communications Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 99.87% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign

FGC-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

FGC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005

Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	3,229	$33,562	13,623	$98,643
Shares issued in reinvestment of distributions	58,729	482,164	531,855	3,621,935
Shares redeemed	(1,438,044)	(12,519,880)	(3,415,087)	(24,331,260)

Net increase (decrease)	(1,376,086)	$(12,004,154)	(2,869,609)	$(20,610,682)

Class 2 Shares:
Shares sold	3,237,111	$28,334,625	2,349,088	$17,384,328
Shares issued in reinvestment of distributions	15,150	123,165	89,565	604,566
Shares redeemed	(1,648,518)	(13,797,559)	(951,932)	(6,604,209)

Net increase (decrease)	1,603,743	$14,660,231	1,486,721	$11,384,685

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FGC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Communications Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of the average daily net assets of Class 2. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2009	$134,780,383
2010	108,979,162

$243,759,545

For tax purposes realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $52,227.

FGC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Communications Securities Fund

5. INCOME TAXES (continued)

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$143,921,429

Unrealized appreciation	$44,891,301
Unrealized depreciation	(5,560,436)

Net unrealized appreciation (depreciation)	$39,330,865

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $135,199,548 and $134,740,410, respectively.

7. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
273,500	Europolitan Vodafone AB	5/16/02	$1,081,793	$1,866,021

	Total Restricted Securities (1.00% of Net Assets)			$1,866,021

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support

FGC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Global Communications Securities Fund

8. REGULATORY MATTERS (continued)

payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

9. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FGC-20

FRANKLIN GROWTH AND INCOME SECURITIES FUND

This semiannual report for Franklin Growth and Income Securities Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin Growth and Income Securities Fund – Class 1 delivered a +4.32% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Growth and Income Securities Fund Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FGI-1

Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests predominantly in a broadly diversified portfolio of equity securities that the Fund’s manager considers to be financially strong but undervalued by the market.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Russell 1000® Value Index, which returned +6.56%, and its peers, as measured by the Lipper VIP Equity Income Funds Classification Average, which returned +5.23% for the period under review.1 However, the Fund outperformed the broad stock market, as measured by the Standard & Poor’s 500 Index (S&P 500), which returned +2.71%.1 Please note that the Fund invests primarily in stocks with above average dividend yields. As a result, its holdings and returns may differ from those of the Russell benchmark, which is based largely on book value and earnings growth potential, rather than dividend yield.

Economic and Market Overview

During the six months ended June 30, 2006, the U.S. economy advanced at a healthy pace. Gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. With slowing home-price appreciation, borrowing against home equity flattened and could have a gradual effect on consumer spending. The core Consumer Price

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Common stocks with higher dividend yields can be sensitive to interest rate movements. By focusing on particular sectors from time to time, the Fund may carry greater risk of adverse developments in a sector than a fund that invests in a wide variety of sectors. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FGI-2

Index (CPI) rose 2.6% for the 12 months ended June 30, 2006, which was higher than the 2.2% 10-year average.2

The Federal Reserve Board (Fed) raised the federal funds target rate from 4.25% to 5.25% in four quarter-point steps. The Fed’s credit-tightening campaign contributed to cooler housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting and cited rising energy costs and a growing economy as having the potential to sustain inflation pressures.

In this environment, equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +5.22%, while the broader S&P 500 returned +2.71% and the technology-heavy NASDAQ Composite Index had a -1.08% return.3 Telecommunications, energy and industrials stocks performed particularly well.

Investment Strategy

We are research driven, fundamental investors, pursuing a disciplined value-oriented strategy. As bottom-up investors focusing primarily on individual securities, we seek companies that offer current dividend yields and present, in our opinion, the best trade-off between valuation, potential earnings growth and business risk. Special emphasis is placed upon dividend yield as we believe that high relative dividend yield can be a good indicator of value.

Manager’s Discussion

During the six months under review, the Fund’s positive absolute performance was mostly the result of strategic sector positioning and favorable stock selection among several industries. The Fund’s top contributing sectors included communications, consumer non-durables, electronic technology, energy minerals and finance.

Within the communications sector, the Fund benefited from solid performance from its holdings in AT&T and BellSouth, as the two companies announced merger plans. In the consumer non-durables sector a

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FGI-3

position in Diageo, a leading manufacturer and alcoholic beverage distributor, helped to boost performance, as did our holdings in brewer Anheuser-Busch. Within electronic technology, defense companies Raytheon and Rockwell Automation aided the Fund’s returns. We took advantage of the strength in Rockwell Automation’s stock and sold that position. We also saw an opportunity to invest in semiconductor bellwether Intel, purchasing shares when we believed the share price had weakened to a reasonable level. Shares of mobile phone manufacturer Nokia also contributed to Fund performance.

Within energy minerals, our holdings in integrated oil companies rose along with the demand and pricing for the commodity, which helped the Fund’s overall results. This enabled us to profitably reduce holdings in Chevron, Exxon Mobil and BP. Keeping with the energy theme, we also initiated a position in refiner Sunoco while decreasing our existing position in ConocoPhillips. Within the finance sector, the Fund benefited from holdings in mortgage lender Countrywide Financial, brokers E*TRADE Financial and Morgan Stanley, and banking conglomerates JPMorgan Chase and Bank of America.

Certain health services and health technology stocks also contributed to the Fund’s performance as our new position in prescription benefit manager Caremark Rx aided returns, as did shares of major pharmaceutical companies Bristol-Myers Squibb and GlaxoSmithKline. Several of the Fund’s contributors came from disparate sectors and industries; some of the standouts included solid waste industry leader Waste Management, aluminum producer Alcoa, auto parts maker Autoliv, and electric utility First Energy Group.

The Fund also had some detractors from performance. In consumer services, a warm winter and hurricane concerns pressured shares of cruise operator Carnival. In the finance sector, insurers underperformed and American International Group and Marsh & McLennan hindered the Fund’s overall results. Among our other investments, Microsoft, General Electric and Dow Chemical were laggards.

Top 10 Holdings

Franklin Growth and Income Securities Fund

6/30/06

Company Sector/Industry	% of Total Net Assets

Bank of America Corp.	3.0%
Finance

Chevron Corp.	2.9%
Energy Minerals

Citigroup Inc.	2.9%
Finance

Exxon Mobil Corp.	2.9%
Energy Minerals

General Electric Co.	2.8%
Producer Manufacturing

JPMorgan Chase & Co.	2.5%
Finance

Intel Corp.	2.2%
Electronic Technology

Wachovia Corp.	2.2%
Finance

Carnival Corp.	2.2%
Consumer Services

Raytheon Co.	2.1%
Electronic Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-4

As the ratio of dividends paid to earnings remains low from a historical perspective, we believe corporations can continue to grow their dividends at rates above the long-term averages. Franklin Growth and Income Securities Fund specifically seeks to invest in well-established companies when they sell at valuations we feel are attractive and offer above-average dividend yields. We believe the Fund is well positioned to benefit from changing attitudes toward dividends and dividend paying stocks.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGI-5

Franklin Growth and Income Securities FundClass 1

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

FGI-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,043.20	$2.63
Hypothetical (5% return before expenses)	$1,000	$1,022.22	$2.61

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.52%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FGI-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Growth and Income Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.60		$15.60	$14.44	$11.82	$15.27	$17.16

Income from investment operations[a]:
Net investment income[b]	0.21		0.42	0.40	0.36	0.39	0.37 [f]
Net realized and unrealized gains (losses)	0.43		0.15	1.14	2.66	(2.58)	(0.70)[f]

Total from investment operations	0.64		0.57	1.54	3.02	(2.19)	(0.33)

Less distributions from:
Net investment income	(0.43)		(0.43)	(0.38)	(0.40)	(0.42)	(0.05)
Net realized gains	(0.81)		(0.14)	—	—	(0.84)	(1.51)

Total distributions	(1.24)		(0.57)	(0.38)	(0.40)	(1.26)	(1.56)

Net asset value, end of period	$15.00		$15.60	$15.60	$14.44	$11.82	$15.27

Total return[c]	4.32%		3.71%	10.91%	26.06%	(15.53)%	(2.02)%
Ratios/supplemental data
Net assets, end of period (000’s)	$381,469		$405,245	$471,596	$505,393	$455,680	$646,851
Ratios to average net assets:
Expenses	0.52%	[d],e	0.51% [e]	0.52% [e]	0.53%	0.53%	0.51%
Net investment income	2.60%	[d]	2.74%	2.77%	2.92%	2.85%	2.31% [f]
Portfolio turnover rate	12.94%		43.89%	40.15%	43.18%	96.61%	119.78%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.026)
Net realized and unrealized gains (losses) per share	0.026
Ratio of net investment income to average net assets	(0.017)%

See notes to financial statements.

FGI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.42		$15.43	$14.31	$11.74	$15.20	$17.13

Income from investment operations[a]:
Net investment income[b]	0.18		0.38	0.37	0.33	0.34	0.33 [f]
Net realized and unrealized gains (losses)	0.43		0.15	1.12	2.63	(2.54)	(0.70)[f]

Total from investment operations	0.61		0.53	1.49	2.96	(2.20)	(0.37)

Less distributions from:
Net investment income	(0.39)		(0.40)	(0.37)	(0.39)	(0.42)	(0.05)
Net realized gains	(0.81)		(0.14)	—	—	(0.84)	(1.51)

Total distributions	(1.20)		(0.54)	(0.37)	(0.39)	(1.26)	(1.56)

Net asset value, end of period	$14.83		$15.42	$15.43	$14.31	$11.74	$15.20

Total return[c]	4.18%		3.51%	10.61%	25.70%	(15.72)%	(2.28)%
Ratios/supplemental data
Net assets, end of period (000’s)	$308,490		$313,286	$263,146	$136,824	$38,379	$11,789
Ratios to average net assets:
Expenses	0.77%	[d],e	0.76% [e]	0.77% [e]	0.78%	0.78%	0.76%
Net investment income	2.35%	[d]	2.49%	2.52%	2.67%	2.60%	2.13% [f]
Portfolio turnover rate	12.94%		43.89%	40.15%	43.18%	96.61%	119.78%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.026)
Net realized and unrealized gains (losses) per share	0.026
Ratio of net investment income to average net assets	(0.017)%

See notes to financial statements.

FGI-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Long Term Investments 98.4%
Common Stocks 94.8%
Commercial Services 1.5%
R. R. Donnelley & Sons Co.	United States	326,500	$10,431,675

Communications 5.2%
Alltel Corp.	United States	127,400	8,131,942
AT&T Inc.	United States	504,572	14,072,513
BellSouth Corp.	United States	373,300	13,513,460

			35,717,915

Consumer Non-Durables 5.4%
Anheuser-Busch Cos. Inc.	United States	249,200	11,361,028
The Coca-Cola Co.	United States	254,000	10,927,080
Diageo PLC, ADR	United Kingdom	91,700	6,194,335
Unilever NV, N.Y. shs.	Netherlands	379,500	8,557,725

			37,040,168

Consumer Services 3.2%
Carnival Corp.	United States	356,200	14,867,788
Clear Channel Communications Inc.	United States	244,000	7,551,800

			22,419,588

Electronic Technology 8.5%
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	231,400	8,439,158
Intel Corp.	United States	799,300	15,146,735
Microchip Technology Inc.	United States	323,700	10,860,135
Nokia Corp., ADR	Finland	475,900	9,641,734
Raytheon Co.	United States	327,400	14,592,218

			58,679,980

Energy Minerals 10.0%
BP PLC, ADR	United Kingdom	119,600	8,325,356
Chevron Corp.	United States	322,316	20,002,931
ConocoPhillips	United States	215,100	14,095,503
Exxon Mobil Corp.	United States	320,544	19,665,374
Sunoco Inc.	United States	95,700	6,631,053

			68,720,217

Finance 28.2%
AFLAC Inc.	United States	118,200	5,478,570
American International Group Inc.	United States	88,000	5,196,400
Bank of America Corp.	United States	425,512	20,467,127
CapitalSource Inc.	United States	423,800	9,942,348
Citigroup Inc.	United States	409,800	19,768,752
Countrywide Financial Corp.	United States	153,300	5,837,664
Fannie Mae	United States	226,600	10,899,460
Freddie Mac	United States	168,200	9,589,082
JPMorgan Chase & Co.	United States	402,970	16,924,740
Marsh & McLennan Cos. Inc.	United States	354,300	9,527,127
Morgan Stanley	United States	208,600	13,185,606
North Fork Bancorp Inc.	United States	366,100	11,045,237
Old Republic International Corp.	United States	330,625	7,065,457
The St. Paul Travelers Cos. Inc.	United States	234,700	10,462,926
U.S. Bancorp	United States	400,500	12,367,440
Wachovia Corp.	United States	275,400	14,893,632
Washington Mutual Inc.	United States	257,800	11,750,524

			194,402,092

FGI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Health Services 1.2%
Caremark Rx Inc.	United States	167,500	$8,353,225

Health Technology 5.5%
Bristol-Myers Squibb Co.	United States	282,400	7,302,864
Eli Lilly and Co.	United States	96,200	5,316,974
GlaxoSmithKline PLC, ADR	United Kingdom	192,800	10,758,240
Pfizer Inc.	United States	515,300	12,094,091
Wyeth	United States	61,700	2,740,097

			38,212,266

Industrial Services 1.3%
Waste Management Inc.	United States	246,200	8,833,656

Non-Energy Minerals 1.7%
Alcoa Inc.	United States	368,900	11,937,604

Process Industries 1.6%
The Dow Chemical Co.	United States	292,100	11,400,663

Producer Manufacturing 8.8%
3M Co.	United States	164,100	13,254,357
Autoliv Inc.	Sweden	118,100	6,680,917
General Electric Co.	United States	590,800	19,472,768
Honeywell International Inc.	United States	265,000	10,679,500
Pitney Bowes Inc.	United States	257,600	10,638,880

			60,726,422

Real Estate Investment Trust 0.9%
iStar Financial Inc.	United States	157,100	5,930,525

Retail Trade 2.1%
The Gap Inc.	United States	411,500	7,160,100
Wal-Mart Stores Inc.	United States	147,300	7,095,441

			14,255,541

Technology Services 2.2%
Automatic Data Processing Inc.	United States	122,400	5,550,840
Microsoft Corp.	United States	417,400	9,725,420

			15,276,260

Transportation 2.2%
J.B. Hunt Transport Services Inc.	United States	293,800	7,318,558
United Parcel Service Inc., B	United States	92,100	7,582,593

			14,901,151

Utilities 5.3%
Dominion Resources Inc.	United States	140,500	10,507,995
Entergy Corp.	United States	152,500	10,789,375
FirstEnergy Corp.	United States	228,400	12,381,563
Scottish Power PLC	United Kingdom	291,507	3,142,774

			36,821,707

Total Common Stocks (Cost $545,521,798)			654,060,655

Convertible Preferred Stocks 3.6%
Energy Minerals 1.6%
Chesapeake Energy Corp., 5.00%, cvt. pfd.	United States	84,400	11,193,550

FGI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Convertible Preferred Stocks (continued)
Finance 1.2%
E*TRADE Financial Corp., 6.125%, cvt. pfd.	United States	280,000	$8,383,200

Health Technology 0.8%
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	107,600	5,415,508

Total Convertible Preferred Stocks (Cost $24,626,520)			24,992,258

Total Long Term Investments (Cost $570,148,318)			679,052,913

Short Term Investment (Cost $10,172,595) 1.5%
Repurchase Agreement 1.5%
[a]Joint Repurchase Agreement, 4.968%, 7/03/06, (Maturity Value$10,176,806)	United States	10,172,595	10,172,595
ABN AMRO Bank, N.V., New York Branch (Maturity Value $908,280)
Banc of America Securities LLC (Maturity Value $908,280)
Barclays Capital Inc. (Maturity Value $908,280)
Bear, Stearns & Co. Inc. (Maturity Value $908,280)
BNP Paribas Securities Corp. (Maturity Value $908,280)
Deutsche Bank Securities Inc. (Maturity Value $363,312)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $908,280)
Greenwich Capital Markets Inc. (Maturity Value $908,280)
Lehman Brothers Inc. (Maturity Value $730,695)
Merrill Lynch Government Securities Inc. (Maturity Value $908,280)
Morgan Stanley & Co. Inc. (Maturity Value $908,280)
UBS Securities LLC (Maturity Value $908,280)
Collateralized by U.S. Government Agency Securities, 2.625 - 7.125%, 7/15/06 - 5/15/11; U.S. Treasury Notes, 3.50 - 5.125%, 1/15/11 - 6/30/11

Total Investments (Cost $580,320,913) 99.9%			689,225,508
Other Assets, less Liabilities 0.1%			733,648

Net Assets 100.0%			$689,959,156

Selected Portfolio Abbreviation

ADR - American Depository Receipt

[a]	See Note 1(c) regarding joint repurchase agreement.

FGI-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin Growth and Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$570,148,318
Cost - Repurchase agreements	10,172,595

Total cost of investments	$580,320,913

Value - Unaffiliated issuers	$679,052,913
Value - Repurchase agreements	10,172,595

Total value of investments	689,225,508
Cash	49,871
Receivables:
Capital shares sold	492,982
Dividends	882,782
Other (Note 7)	322,186

Total assets	690,973,329

Liabilities:
Payables:
Capital shares redeemed	588,225
Affiliates	403,777
Accrued expenses and other liabilities	22,171

Total liabilities	1,014,173

Net assets, at value	$689,959,156

Net assets consist of:
Paid-in capital	$550,100,539
Undistributed net investment income	8,784,082
Net unrealized appreciation (depreciation)	108,904,595
Accumulated net realized gain (loss)	22,169,940

Net assets, at value	$689,959,156

Class 1:
Net assets, at value	$381,469,474

Shares outstanding	25,436,635

Net asset value and maximum offering price per share	$15.00

Class 2:
Net assets, at value	$308,489,682

Shares outstanding	20,805,185

Net asset value and maximum offering price per share	$14.83

See notes to financial statements.

FGI-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin Growth and Income Securities Fund
Investment income:
Dividends	$10,562,939
Interest	194,996
Other income (Note 7)	322,186

Total investment income	11,080,121

Expenses:
Management fees (Note 3a)	1,718,522
Distribution fees - Class 2 (Note 3c)	394,618
Unaffiliated transfer agent fees	2,020
Custodian fees (Note 4)	7,966
Reports to shareholders	109,203
Professional fees	10,899
Trustees’ fees and expenses	2,650
Other	7,893

Total expenses	2,253,771
Expense reductions (Note 4)	(143)

Net expenses	2,253,628

Net investment income	8,826,493

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	24,166,398
Foreign currency transactions	(7,818)

Net realized gain (loss)	24,158,580

Net change in unrealized appreciation (depreciation) on investments	(3,390,512)

Net realized and unrealized gain (loss)	20,768,068

Net increase (decrease) in net assets resulting from operations	$29,594,561

See notes to financial statements.

FGI-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Growth and Income Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$8,826,493	$19,173,846
Net realized gain (loss) from investments, written options and foreign currency transactions	24,158,580	37,704,793
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(3,390,512)	(31,118,975)

Net increase (decrease) in net assets resulting from operations	29,594,561	25,759,664

Distributions to shareholders from:
Net investment income:
Class 1	(10,156,911)	(11,924,016)
Class 2	(7,558,734)	(7,761,039)
Net realized gains:
Class 1	(19,198,119)	(3,769,277)
Class 2	(15,678,017)	(2,607,494)

Total distributions to shareholders	(52,591,781)	(26,061,826)

Capital share transactions: (Note 2)
Class 1	(11,372,556)	(65,863,770)
Class 2	5,797,474	49,956,179

Total capital share transactions	(5,575,082)	(15,907,591)

Net increase (decrease) in net assets	(28,572,302)	(16,209,753)
Net assets:
Beginning of period	718,531,458	734,741,211

End of period	$689,959,156	$718,531,458

Undistributed net investment income included in net assets:
End of period	$8,784,082	$17,673,234

See notes to financial statements.

FGI-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin Growth and Income Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 80.43% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and

FGI-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

FGI-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	69,437	$1,105,857	141,140	$2,160,279
Shares issued in reinvestment of distributions	2,003,756	29,355,030	1,029,744	15,693,293
Shares redeemed	(2,609,902)	(41,833,443)	(5,433,756)	(83,717,342)

Net increase (decrease)	(536,709)	$(11,372,556)	(4,262,872)	$(65,863,770)

Class 2 Shares:
Shares sold	542,854	$8,566,774	3,988,669	$60,891,872
Shares issued in reinvestment of distributions	1,603,640	23,236,751	687,569	10,368,533
Shares redeemed	(1,656,630)	(26,006,051)	(1,409,768)	(21,304,226)

Net increase (decrease)	489,864	$5,797,474	3,266,470	$49,956,179

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FGI-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Growth and Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $3,652.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$582,151,526

Unrealized appreciation	$118,604,129
Unrealized depreciation	(11,530,147)

Net unrealized appreciation (depreciation)	$107,073,982

FGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Growth and Income Securities Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $91,205,935 and $144,429,876, respectively.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

8. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FGI-20

FRANKLIN HIGH INCOME FUND

This semiannual report for Franklin High Income Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin High Income Fund – Class 1 delivered a +1.93% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin High Income Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests primarily to predominantly in high yield, lower quality debt securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Credit Suisse (CS) High Yield Index, which returned +3.49% for the period under review.1 The Fund underperformed its peers, as measured by the +2.39% return of the Lipper VIP High Current Yield Funds Classification Average.1

Economic and Market Overview

The U.S. economy continued to grow at a healthy pace during the first half of 2006, although the second quarter’s pace slowed to an estimated annualized 2.5% from the first quarter’s 5.6% annualized rate. Overall, several factors contributed to the first half’s real growth. During the reporting period, the labor markets continued to improve, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. Finally, business spending and productivity also rose during the reporting period. Double-digit profit growth provided companies with strong revenues, and ample cash helped some companies to support their capital spending.

Oil prices reached a historical high during the period, which contributed to the rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained more contained but nonetheless began to experience some upward pressure. For example, while June’s headline Consumer Price Index (CPI) reported a 12-month rise of 4.3%, core CPI increased 2.6%.2

Several times during the period the Federal Reserve Board acknowledged the economy’s strength as well as the potential inflationary pressure from high energy prices. By period-end it had raised the federal funds target rate to 5.25% and indicated its next moves would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.39% at the beginning of the period to 5.15% on June 30, 2006, as some inflationary concerns began to affect intermediate- and long-maturity Treasuries.

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

During the six months ended June 30, 2006, the high yield market was strong for much of the period, with spreads (the yield difference over Treasuries) slowly but steadily tightening through mid-May. Despite a weak U.S. Treasury market, high yield bond prices held up and even gained ground for most of the period as credit fundamentals and the economic backdrop remained strong. This pushed market spreads close to all-time tight levels in mid-May. However, steady upward pressure on interest rates combined with a swift and significant equity market sell-off in May finally caught up with the high yield market, which gave back some of its gains by period-end.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition.

Manager’s Discussion

During the reporting period, some debt securities traded at what we considered somewhat full valuations, but the market’s appetite for risk continued and our strategy hindered the Fund’s relative performance. Certain industry positioning and individual holdings also had an impact on relative performance. We mainly employ a bottom-up security selection process in managing the Fund, but we also draw on our fundamental research process to take a broader view. With that in mind, we overweighted or underweighted some of the Fund’s industries versus the CS High Yield Index in an effort to outperform the benchmark. The Fund’s underweighted positions in the underperforming chemicals industry and finance sector aided its absolute and relative performance during the reporting period.3 In addition, the Fund was overweighted in the industrials sector, which notably outperformed the benchmark and also contributed to the Fund’s relative performance.

3. The Fund’s chemicals holdings are in the process industries sector and finance holdings are in the real estate development and real estate investment trusts industries in the SOI.

Although some of the Fund’s weightings benefited relative performance, others had a negative impact in the reporting period. The wireless telecommunication services and gaming and leisure industries underperformed the CS High Yield Index, and our overweighted allocation to these industries was a drag on the Fund’s relative performance.4 Our underweighted position in the surging automotive industry also hindered relative performance.5 The automotive industry was one of the top performers.

Thank you for your participation in Franklin High Income Fund. We look forward to serving your future investment needs.

4. The Fund’s wireless telecommunication services holdings are in the communications sector and gaming and leisure holdings are in the consumer services sector in the SOI.

5. The Fund’s automotive holdings are in the consumer durables sector in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Sectors/Industries

Franklin High Income Fund

Based on Total Net Assets

6/30/06

Consumer Services	17.4%

Process Industries	11.0%

Communications	9.4%

Consumer Durables	8.8%

Utilities	7.7%

Energy Minerals	6.4%

Health Services	6.1%

Commercial Services	5.7%

Electronic Technology	5.1%

Industrial Services	4.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin High Income Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,019.30	$2.95
Hypothetical (5% return before expenses)	$1,000	$1,021.87	$2.96

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.59%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 1		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.82	$6.99	$6.81	$5.67	$7.44	$8.54

Income from investment operations[a]:
Net investment income[b]	0.25	0.48	0.49	0.51	0.63	0.87[f]
Net realized and unrealized gains (losses)	(0.12)	(0.23)	0.15	1.21	(1.30)	(0.50)[f]

Total from investment operations	0.13	0.25	0.64	1.72	(0.67)	0.37

Less distributions from net investment income	(0.47)	(0.42)	(0.46)	(0.58)	(1.10)	(1.47)

Net asset value, end of period	$6.48	$6.82	$6.99	$6.81	$5.67	$7.44

Total return[c]	1.93%	3.72%	10.04%	31.50%	(9.55)%	4.26%
Ratios/supplemental data
Net assets, end of period (000’s)	$77,043	$87,814	$109,569	$136,218	$111,746	$151,924
Ratios to average net assets:
Expenses	0.59%[d,e]	0.60%[d]	0.62%[d]	0.62%	0.63%	0.62%
Net investment income	7.22%[e]	6.96%	7.17%	8.19%	9.92%	10.63%[f]
Portfolio turnover rate	24.39%	47.60%	59.87%	52.01%	56.01%	30.03%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Benefit	of expense reduction is less than 0.01%.
[e]	Annualized.
[f]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.004)
Net realized and unrealized gains (losses) per share	0.004
Ratio of net investment income to average net assets	(0.05)%

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 2		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.71	$6.90	$6.73	$5.62	$7.41	$8.50

Income from investment operations[a]:
Net investment income[b]	0.24	0.45	0.46	0.48	0.56	0.84 [f]
Net realized and unrealized gains (losses)	(0.12)	(0.23)	0.16	1.21	(1.25)	(0.48)[f]

Total from investment operations	0.12	0.22	0.62	1.69	(0.69)	0.36

Less distributions from net investment income	(0.45)	(0.41)	(0.45)	(0.58)	(1.10)	(1.45)

Net asset value, end of period	$6.38	$6.71	$6.90	$6.73	$5.62	$7.41

Total return[c]	1.86%	3.31%	9.87%	31.18%	(9.96)%	4.18%
Ratios/supplemental data
Net assets, end of period (000’s)	$135,402	$139,413	$122,579	$58,681	$7,326	$832
Ratios to average net assets:
Expenses	0.84%[d,e]	0.85%[d]	0.87%[d]	0.87%	0.88%	0.87%
Net investment income	6.97%[e]	6.71%	6.92%	7.94%	9.67%	10.39%[f]
Portfolio turnover rate	24.39%	47.60%	59.87%	52.01%	56.01%	30.03%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Benefit	of expense reduction is less than 0.01%.
[e]Annualized.
[f]Effective	January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.004)
Net realized and unrealized gains (losses) per share	0.004
Ratio of net investment income to average net assets	(0.05)%

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin High Income Fund	Country	Principal Amount[c]	Value
Long Term Investments 98.1%
Corporate Bonds 98.1%
Commercial Services 5.7%
Corrections Corp. of America, senior note, 7.50%, 5/01/11	United States	2,000,000	$2,025,000
Dex Media Inc., B, 8.00%, 11/15/13	United States	500,000	505,000
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	1,500,000	1,633,117
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	3,000,000	2,565,000
Lamar Media Corp., senior sub. note,
6.625%, 8/15/15	United States	300,000	279,000
7.25%, 1/01/13	United States	2,000,000	1,965,000
[a]R.H. Donnelley Corp., senior note, 144A, 8.875%, 1/15/16	United States	1,000,000	1,013,750
United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13	United States	2,300,000	2,196,500

			12,182,367

Communications 9.4%
Centennial Communications Corp., senior note, 10.00%, 1/01/13	United States	2,500,000	2,487,500
Dobson Cellular Systems Inc., senior secured note, 9.875%, 11/01/12	United States	2,000,000	2,120,000
Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08, 10.375% thereafter, 11/15/12	United Kingdom	2,000,000	1,712,500
Intelsat Bermuda Ltd., senior note, 8.25%, 1/15/13	Bermuda	2,500,000	2,493,750
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	2,200,000	2,464,000
[a]Nordic Telephone Co. Holdings, senior note, 144A, 8.875%, 5/01/16	Denmark	500,000	516,250
Qwest Communications International Inc., senior note,
7.50%, 2/15/14	United States	2,000,000	1,960,000
B, 7.50%, 2/15/14	United States	1,500,000	1,470,000
Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12	Canada	2,200,000	2,227,500
Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14	United States	600,000	618,000
[a]Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15	Italy	1,800,000	1,921,500

			19,991,000

Consumer Durables 8.8%
[a]Beazer Homes USA Inc., senior note, 144A, 8.125%, 6/15/16	United States	2,300,000	2,222,375
Ford Motor Credit Co., 5.625%, 10/01/08	United States	3,400,000	3,146,815
General Motors Acceptance Corp., 6.875%, 8/28/12	United States	5,000,000	4,716,595
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	500,000	396,250
GSC Holdings Corp., senior note, 8.00%, 10/01/12	United States	2,500,000	2,512,500
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	700,000	682,500
KB Home, senior note,
6.25%, 6/15/15	United States	1,700,000	1,520,033
7.25%, 6/15/18	United States	1,200,000	1,125,394
Simmons Bedding Co., senior sub. note, 7.875%, 1/15/14	United States	1,000,000	940,000
William Lyon Homes Inc., senior note, 7.625%, 12/15/12	United States	1,600,000	1,336,000

			18,598,462

Consumer Non-Durables 3.5%
[a]Reynolds American Inc., 144A, 7.625%. 6/01/16	United States	3,000,000	2,947,500
Smithfield Foods Inc., senior note,
7.00%, 8/01/11	United States	800,000	778,000
7.75%, 5/15/13	United States	1,700,000	1,674,500
Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15	United States	2,500,000	2,043,750

			7,443,750

Consumer Services 17.4%
[b]Adelphia Communications Corp., senior note, 10.25%, 6/15/11	United States	1,700,000	986,000
AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12	United States	2,500,000	2,500,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin High Income Fund	Country	Principal Amount[c]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Consumer Services (continued)
Boyd Gaming Corp., senior sub. note,
7.75%, 12/15/12	United States	300,000	$304,125
6.75%, 4/15/14	United States	1,700,000	1,621,375
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	2,800,000	2,775,500
[b]Callahan Nordrhein-Westfallen, senior note, 14.00%, 7/15/10	Germany	2,750,000	275
CanWest Media Inc., senior sub. note, 8.00%, 9/15/12	Canada	2,400,000	2,388,000
CCH II LLC, senior note, 10.25%, 9/15/10	United States	3,500,000	3,526,250
DIRECTV Holdings LLC, senior note,
8.375%, 3/15/13	United States	1,000,000	1,052,500
6.375%, 6/15/15	United States	1,000,000	927,500
EchoStar DBS Corp., senior note,
6.375%, 10/01/11	United States	2,000,000	1,920,000
[a]144A, 7.125%, 2/01/16	United States	1,000,000	967,500
[a]Greektown Holdings, senior note, 144A, 10.75%, 12/01/13	United States	2,000,000	2,120,000
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	2,500,000	2,282,830
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	2,415,000	2,215,762
MGM MIRAGE Inc., senior note,
6.625%, 7/15/15	United States	2,500,000	2,343,750
[a]144A, 6.875%, 4/01/16	United States	1,000,000	938,750
Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13	United States	2,000,000	2,140,000
[a]Quebecor Media Inc., senior note, 144A, 7.75%, 3/15/16	Canada	800,000	788,000
Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	2,300,000	2,116,000
Royal Caribbean Cruises Ltd., senior note, 6.875%, 12/01/13	United States	1,200,000	1,181,860
Station Casinos Inc.,
senior note, 6.00%, 4/01/12	United States	300,000	282,375
senior sub. note, 6.50%, 2/01/14	United States	300,000	280,500
senior sub. note, 6.875%, 3/01/16	United States	1,400,000	1,312,500

			36,971,352

Electronic Technology 5.1%
DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18	United States	1,600,000	1,600,000
L-3 Communications Corp., senior sub. note,
5.875%, 1/15/15	United States	2,500,000	2,343,750
6.375%, 10/15/15	United States	500,000	480,000
Sanmina-SCI Corp., senior sub. note,
6.75%, 3/01/13	United States	2,000,000	1,875,000
8.125%, 3/01/16	United States	300,000	294,000
[a]Solectron Global Finance Ltd., senior sub. note, 144A, 8.00%, 3/15/16	United States	2,300,000	2,277,000
[a,d]Windstream Corp., senior note, 144A, 8.625%, 8/01/16	United States	2,000,000	2,055,000

			10,924,750

Energy Minerals 6.4%
Chesapeake Energy Corp., senior note,
7.625%, 7/15/13	United States	500,000	505,625
6.25%, 1/15/18	United States	3,000,000	2,752,500
[a]Mariner Energy Inc., senior note, 144A, 7.50%, 4/15/13	United States	2,200,000	2,128,500
[a]Massey Energy Co., senior note, 144A, 6.875%, 12/15/13	United States	1,500,000	1,402,500
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	2,000,000	1,975,000
Plains Exploration & Production Co., senior note, 7.125%, 6/15/14	United States	2,500,000	2,475,000
Pogo Producing Co.,
7.875%, 5/01/13	United States	200,000	201,500
senior sub. note, 6.875%, 10/01/17	United States	2,200,000	2,048,750

			13,489,375

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin High Income Fund	Country	Principal Amount[c]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Health Services 6.1%
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	2,700,000	$2,605,500
Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08	Germany	2,500,000	2,543,750
HCA Inc.,
6.50%, 2/15/16	United States	500,000	464,813
senior note, 8.75%, 9/01/10	United States	2,000,000	2,118,530
Tenet Healthcare Corp., senior note, 7.375%, 2/01/13	United States	3,000,000	2,752,500
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	2,500,000	2,506,250

			12,991,343

Industrial Services 4.7%
Allied Waste North America Inc., senior secured note,
6.50%, 11/15/10	United States	1,100,000	1,067,000
B, 5.75%, 2/15/11	United States	900,000	843,750
El Paso Corp., senior note, 7.875%, 6/15/12	United States	2,000,000	2,045,000
El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10	United States	2,500,000	2,556,250
Hanover Compressor Co., senior note, 7.50%, 4/15/13	United States	1,100,000	1,083,500
Markwest Energy Partners, senior note, 6.875%, 11/01/14	United States	2,500,000	2,312,500

			9,908,000

Non-Energy Minerals 1.1%
[a]Novelis Inc., senior note, 144A, 7.25%, 2/15/15	Canada	2,500,000	2,412,500

Process Industries 11.0%
Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15	Canada	2,500,000	2,293,750
[a]Basell AF SCA, senior note, 144A, 8.375%, 8/15/15	Germany	2,300,000	2,222,375
BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14	United States	2,130,000	2,321,700
Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10	United States	1,700,000	1,564,000
[a]Crown Americas Inc., senior note, 144A, 7.75%, 11/15/15	United States	2,500,000	2,475,000
Graphic Packaging International Corp., senior note, 8.50%, 8/15/11	United States	2,300,000	2,305,750
JSG Funding PLC, senior sub. note, 7.75%, 4/01/15	Ireland	2,500,000	2,275,000
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	3,000,000	3,037,500
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	2,500,000	2,362,500
Rhodia SA, senior note, 10.25%, 6/01/10	France	1,700,000	1,823,250
[e,f,g]Tjiwi Kimia Finance Mauritius, secured note, 144A,
[h]FRN, 6.00%, 4/29/15	Indonesia	296,174	87,934
[h]FRN, 6.00%, 4/29/18	Indonesia	762,312	226,331
zero cpn., 4/29/25	Indonesia	981,799	291,496

			23,286,586

Producer Manufacturing 4.6%
Case New Holland Inc., senior note, 9.25%, 8/01/11	United States	2,700,000	2,855,250
Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13	United States	2,300,000	2,213,750
[b]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	—
[a]Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	2,500,000	2,725,000
Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11	United States	400,000	372,000
TRW Automotive Inc., senior note, 9.375%, 2/15/13	United States	1,500,000	1,601,250

			9,767,250

Real Estate Development 0.9%
Forest City Enterprises Inc., senior note,
7.625%, 6/01/15	United States	1,700,000	1,721,250
6.50%, 2/01/17	United States	300,000	282,000

			2,003,250

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin High Income Fund	Country	Principal Amount[c]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Real Estate Investment Trusts 1.2%
Host Marriott LP, senior note,
M, 7.00%, 8/15/12	United States	2,000,000	$1,992,500
O, 6.375%, 3/15/15	United States	500,000	472,500

			2,465,000

Retail Trade 1.1%
[a]Rite Aid Corp., senior note, 144A, 6.125%, 12/15/08	United States	2,500,000	2,431,250

Technology Services 1.5%
[a]SunGard Data Systems Inc.,
senior note, 144A, 9.125%, 8/15/13	United States	900,000	938,250
senior sub. note, 144A, 10.25%, 8/15/15	United States	2,100,000	2,181,375

			3,119,625

Transportation 1.9%
Great Lakes Dredge & Dock Co., senior sub. note, 7.75%, 12/15/13	United States	2,200,000	2,037,750
[a]TransDigm Inc., senior sub. note, 144A, 7.75%, 7/15/14	United States	2,000,000	2,000,000

			4,037,750

Utilities 7.7%
[a]Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12	United States	2,300,000	2,455,250
Aquila Inc., senior note, 14.875%, 7/01/12	United States	2,000,000	2,655,000
[a,b,f]Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10	United States	800,000	756,000
[a]Dynegy Holdings Inc., senior note, 144A, 8.375%, 5/01/16	United States	2,300,000	2,277,000
Midwest Generation LLC, senior secured note, 8.75%, 5/01/34	United States	2,300,000	2,449,500
[a]Mirant North America LLC, senior note, 144A, 7.375%, 12/31/13	United States	1,100,000	1,067,000
NRG Energy Inc., senior note, 7.375%, 2/01/16	United States	2,100,000	2,052,750
TXU Corp., senior note, 5.55%, 11/15/14	United States	3,000,000	2,736,048

			16,448,548

Total Corporate Bonds (Cost $215,056,363)			208,472,158

		Shares
Common Stock (Cost $89,208) 0.0%[i]
Producer Manufacturing 0.0%[i]
[b,e,g]Goss Holdings Inc., B	United States	44,604	—

Preferred Stock (Cost $4,500,000) 0.0%[i]
Process Industries 0.0%[i]
[b,e,f]Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual	Indonesia	4,500,000	49,050

Total Long Term Investments (Cost $219,645,571)			208,521,208

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin High Income Fund	Country	Principal Amount	Value
Short Term Investment (Cost $1,688,425) 0.8%
Repurchase Agreement 0.8%
[j]Joint Repurchase Agreement, 4.968%, 7/03/06 (Maturity Value $1,689,124)	United States	1,688,425	$1,688,425
ABN AMRO Bank, N.V., New York Branch (Maturity Value $150,754)
Banc of America Securities LLC (Maturity Value $150,754)
Barclays Capital Inc. (Maturity Value $150,754)
Bear, Sterns & Co. Inc. (Maturity Value $150,754)
BNP Paribas Securities Corp. (Maturity Value $150,754)
Deutsche Bank Securities Inc. (Maturity Value $60,305)
Dresdner Kleinvort Wasserstein Securities LLC (Maturity Value $150,754)
Greenwich Capital Markets Inc. (Maturity Value $150,754)
Lehman Brothers Inc. (Maturity Value $121,279)
Merrill Lynch Government Securities Inc. (Maturity Value $150,754)
Morgan Stanley & Co. Inc. (Maturity Value $150,754)
UBS Securities LLC (Maturity Value $150,754)
Collateralized by U.S. Government Agency Securities, 2.625 - 7.125%, 7/15/06 - 5/15/11; U.S. Treasury Notes, 3.50 - 5.125%, 1/15/11 - 6/30/11

Total Investments (Cost $221,333,996) 98.9%			210,209,633
Other Assets, less Liabilities 1.1%			2,234,759

Net Assets 100.0%			$212,444,392

Selected Portfolio Abbreviations

FRN - Floating Rate Note

[a]Security	was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the aggregate value of these securities was $45,239,625, representing 21.29% of net assets.
[b]See	Note 7 regarding defaulted securities.
[c]The	principal amount is stated in U.S. dollars unless otherwise indicated.
[d]See	Note 1(d) regarding securities purchased on a when-issued or delayed delivery basis.
[e]See	Note 8 regarding restricted securities.
[f]See	Note 9 regarding other considerations.
[g]Non-income	producing for the twelve months ended June 30, 2006.
[h]The	coupon rate shown represents the rate at period end.
[i]Rounds	to less than 0.1% of net assets.
[j]See	Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin High Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$219,645,571
Cost - Repurchase agreements	1,688,425

Total cost of investments	$221,333,996

Value - Unaffiliated issuers	$208,521,208
Value - Repurchase agreements	1,688,425

Total value of investments	210,209,633
Receivables:
Capital shares sold	819,435
Interest	4,045,485

Total assets	215,074,553

Liabilities:
Payables:
Investment securities purchased	1,950,940
Capital shares redeemed	36,095
Affiliates	159,371
Deferred sales proceeds (Note 9)	482,048
Accrued expenses and other liabilities	1,707

Total liabilities	2,630,161

Net assets, at value	$212,444,392

Net assets consist of:
Paid-in capital	$345,942,364
Undistributed net investment income	6,975,040
Net unrealized appreciation (depreciation)	(11,124,363)
Accumulated net realized gain (loss)	(129,348,649)

Net assets, at value	$212,444,392

Class 1:
Net assets, at value	$77,042,776

Shares outstanding	11,890,839

Net asset value and maximum offering price per share	$6.48

Class 2:
Net assets, at value	$135,401,616

Shares outstanding	21,221,067

Net asset value and maximum offering price per share	$6.38

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin High Income Fund
Investment income:
Interest	$8,939,232

Expenses:
Management fees (Note 3a)	634,618
Distribution fees - Class 2 (Note 3c)	182,068
Unaffiliated transfer agent fees	589
Custodian fees (Note 4)	2,002
Reports to shareholders	25,720
Professional fees	9,515
Trustees’ fees and expenses	1,102
Other	5,846

Total expenses	861,460
Expense reductions (Note 4)	(1,950)

Net expenses	859,510

Net investment income	8,079,722

Realized and unrealized losses:
Net realized gain (loss) from investments	866,683
Net change in unrealized appreciation (depreciation) on investments	(4,722,213)

Net realized and unrealized gain (loss)	(3,855,530)

Net increase (decrease) in net assets resulting from operations	$4,224,192

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,2005
Increase (decrease) in net assets:
Operations:
Net investment income	$8,079,722	$15,293,854
Net realized gain (loss) from investments	866,683	(6,300,300)
Net change in unrealized appreciation (depreciation) on investments	(4,722,213)	(999,764)

Net increase (decrease) in net assets resulting from operations	4,224,192	7,993,790

Distributions to shareholders from:
Net investment income:
Class 1	(5,262,787)	(5,777,829)
Class 2	(9,121,702)	(7,687,760)

Total distributions to shareholders	(14,384,489)	(13,465,589)

Capital share transactions: (Note 2)
Class 1	(7,212,864)	(19,370,691)
Class 2	2,591,082	19,921,472

Total capital share transactions	(4,621,782)	550,781

Net increase (decrease) in net assets	(14,782,079)	(4,921,018)
Net assets:
Beginning of period	227,226,471	232,147,489

End of period	$212,444,392	$227,226,471

Undistributed net investment income included in net assets:
End of period	$6,975,040	$13,279,807

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin High Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin High Income Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 93.68% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

f. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	88,515	$613,371	2,210,590	$15,049,406
Shares issued in reinvestment of distributions	814,673	5,262,787	875,428	5,777,829
Shares redeemed	(1,889,377)	(13,089,022)	(5,875,701)	(40,197,926)

Net increase (decrease)	(986,189)	$(7,212,864)	(2,789,683)	$(19,370,691)

Class 2 Shares:
Shares sold	3,039,902	$20,732,106	11,482,203	$77,747,143
Shares issued in reinvestment of distributions	1,431,978	9,121,702	1,180,916	7,687,760
Shares redeemed	(4,013,247)	(27,262,726)	(9,666,289)	(65,513,431)

Net increase (decrease)	458,633	$2,591,082	2,996,830	$19,921,472

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Admistrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Fund

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2007	$2,294,320
2008	26,944,467
2009	14,152,532
2010	46,366,314
2011	24,711,916
2012	9,009,590
2013	6,321,190

$129,800,329

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized capital losses of $389,892 .

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$222,139,616

Unrealized appreciation	$3,263,363
Unrealized depreciation	(15,193,346)

Net unrealized appreciation (depreciation)	$(11,929,983)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $53,990,615 and $57,368,514, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 97.96% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Fund

7. CREDIT RISK AND DEFAULTED SECURITIES (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2006, the aggregate value of these securities was $1,791,325, representing 0.84% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
4,500,000	Asia Pulp & Paper Co Ltd., 12.00%, pfd, Perpetual	2/21/97	$4,500,000	$49,050
44,604	[a] Goss Holdings Inc., B	11/17/99	89,208	—
296,174	Tjiwi Kimia Finance Mauritius, secured note, 144A, FRN, 6.00%, 4/29/15	4/29/05	90,274	87,934
762,312	Tjiwi Kimia Finance Mauritius, secured note, 144A, FRN, 6.00%, 4/29/18	4/29/05	232,353	226,331
981,799	Tjiwi Kimia Finance Mauritius, secured note, 144A, zero cpn., 4/29/25	4/29/05	299,252	291,496

	Total Restricted Securities (0.31% of Net Assets)			$654,811

[a]	The Fund also invests in unrestricted securities of the issuer, valued at $0 as of June 30, 2006.

9. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Fund has agreed to sell its holdings in Asia Pulp & Paper Co. Ltd. and Tjiwi Kimia Finance Mauritius in November 2006. Until the completion of sale, the transaction will be accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds or other interest and cash distributions received are deferred until the completion of the transaction.

Directors or employees of Advisers, as the Fund’s Investment Manager, may serve as members of various bondholders’ steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. At June 30, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund’s Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Fund

10. REGULATORY MATTERS (continued)

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

11. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FRANKLIN INCOME SECURITIES FUND

We are pleased to bring you Franklin Income Securities Fund’s semiannual report for the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin Income Securities Fund – Class 1 delivered a +6.19% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Income Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the Standard & Poor’s 500 Index (S&P 500) and the Lehman Brothers (LB) U.S. Aggregate Index, which had total returns of +2.71% and -0.72%.1

Economic and Market Overview

During the six months ended June 30, 2006, the U.S. economy advanced at a healthy pace. Gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. With slowing home-price appreciation, borrowing against home equity flattened and could have a gradual effect on consumer spending. The core Consumer Price Index (CPI) rose 2.6% for the 12 months ended June 30, 2006, which was higher than the 2.2% 10-year average.2

The Federal Reserve Board (Fed) raised the federal funds target rate from 4.25% to 5.25% in four quarter-point steps. The Fed’s credit-tightening campaign contributed to cooler housing and real estate

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting and cited rising energy costs and a growing economy as having the potential to sustain inflation pressures.

In this environment, equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +5.22%, the broader S&P 500 returned +2.71% and the technology-heavy NASDAQ Composite Index had a -1.08% return.3 Transportation, energy and materials stocks performed particularly well.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the six months under review, the Fund’s strong performance relative to the overall U.S. equity market can be attributed to several factors. These included the Fund’s large weighting in the electric utilities sector as well as significant investments in major pharmaceutical companies and integrated oil and gas companies. Our emphasis on corporate credit opportunities drove the Fund’s favorable performance relative to the overall fixed income market, as represented by the LB U.S. Aggregate Index, and helped offset the substantial rise in long-term interest rates. During the reporting period, the 10-year U.S. Treasury bond yield rose from 4.39% to 5.15%, which negatively impacted bond prices.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

The Fund’s large weighting in the electric utilities sector contributed to Fund performance, evidenced by the S&P 500 Utilities Index, which delivered a +4.47% total return during the six-month period.3 We look for opportunities to invest in utility companies that we believe have the potential to grow their dividends at above-average rates, which can help offset rising interest rates. Fund holdings FirstEnergy, Alliant Energy and PG&E, successful examples of this approach, materially raised their dividends. In February 2006, FirstEnergy increased its dividend 4.6% to $0.45 per share, the third increase over the prior five quarters. In January 2006, Alliant Energy declared a dividend 9.5% above its prior stated level, and in December 2005, PG&E announced a dividend 10% above its prior level. During the reporting period, FirstEnergy, Alliant Energy and PG&E were among the Fund’s best performing holdings, with total returns of +12%, +24% and +7%, respectively.

Our holdings in the communications sector aided Fund performance, particularly BellSouth (+36%), which surged following the announced merger with AT&T (+16%). Optimism surrounding sector consolidation and prospects for improved financial performance that reflected the benefits of scale and network synergies contributed to strong relative Fund performance. An initiative to broaden the product platform to include video services offered the potential to enhance the company’s offerings for consumers and improve the company’s financial performance and the sector’s competitive position. Elsewhere in this sector, Verizon Communications (+14%) also benefited overall Fund performance. In the energy minerals sector, sustained strength in global energy prices, especially crude oil prices, fueled the Fund’s major integrated oil and gas holdings, particularly Chevron (+11%), BP (+10%) and Canadian Oil Sands Trust (+45%).

At period-end, we had 55.0% of the Fund’s total net assets invested in fixed income securities, 42.5% in equity securities including common stocks and convertible preferred stocks, and 2.5% in short-term investments and other net assets. We sought to take advantage of broad fixed income market weakness to add to existing holdings and initiate new positions in oil and gas exploration companies such as Chesapeake Energy, Newfield Exploration and Pogo Producing, and homebuilders D.R. Horton, Beazer Homes and KB Home. Within the automotive finance sector, we found the short- to intermediate-maturity bonds of

Top Five Bond Holdings

Franklin Income Securities Fund

6/30/06

Issuer Sector/Industry	% of Total Net Assets

General Motors Acceptance Corp.	3.7%
Consumer Durables

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate	3.3%
Mortgage-Backed Securities

Federal National Mortgage Association (FNMA) Fixed Rate	3.0%
Mortgage-Backed Securities

Ford Motor Credit Co.	2.9%
Consumer Durables

Tenet Healthcare Corp.	2.5%
Health Services

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

General Motors Acceptance Corporation (GMAC) and Ford Motor Credit attractive, as we believed strategic initiatives designed to improve liquidity and strengthen core North American operations could offset the competitive and structural challenges faced by parent companies, General Motors and Ford Motor.

At the end of the reporting period, the Fund held a significant amount of its total net assets in noninvestment-grade corporate debt due to our assessment that the risk-reward tradeoff was attractive in a rising interest rate environment relative to other fixed income asset classes. During the period, higher coupon payments and tightening credit spreads fueled high yield bonds’ relatively strong performance, as represented by the +3.14% total return of the LB High Yield Index relative to the -0.72% total return of the LB U.S. Aggregate Index.4 The spread, or incremental yield over benchmark U.S. Treasury securities, dropped from 3.86 percentage points to 3.43 percentage points.4 This decline in average spread, which represents the additional yield required to compensate investors for credit risk, helped mitigate the effect of rising interest rates on the Fund’s investments.

Detractors from Fund performance during this period were mostly corporate bond positions. Examples included Allied Waste North America, Chesapeake Energy, HCA, Massey Energy and TXU. The primary factor contributing to the weakness was rising interest rates and, in some cases, wider credit spreads.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

4. Sources: Lehman Brothers Inc.; Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top Five Equity Holdings

Franklin Income Securities Fund

6/30/06

Company Sector/Industry	% of Total Net Assets

Merck & Co. Inc.	2.7%
Health Technology

Pfizer Inc.	2.3%
Health Technology

Bank of America Corp.	1.8%
Finance

FirstEnergy Corp.	1.6%
Electric Utilities

Fannie Mae, 5.375%, cvt. pfd.	1.6%
Finance

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Income Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,061.90	$2.40
Hypothetical (5% return before expenses)	$1,000	$1,022.46	$2.36

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.47%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 1		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.56	$15.89	$14.40	$11.48	$12.96	$14.70

Income from investment operations:[a]
Net investment income[b]	0.47	0.85	0.83	0.81	0.90	1.09 [f]
Net realized and unrealized gains (losses)	0.49	(0.56)	1.14	2.79	(0.89)	(0.92)[f]

Total from investment operations	0.96	0.29	1.97	3.60	0.01	0.17

Less distributions from:
Net investment income	(0.62)	(0.57)	(0.48)	(0.68)	(1.23)	(1.03)
Net realized gains	(0.08)	(0.05)	—	—	(0.26)	(0.88)

Total distributions	(0.70)	(0.62)	(0.48)	(0.68)	(1.49)	(1.91)

Net asset value, end of period	$15.82	$15.56	$15.89	$14.40	$11.48	$12.96

Total return[c]	6.19%	1.83%	14.13%	32.10%	(0.37)%	0.98%
Ratios/supplemental data
Net assets, end of period (000’s)	$442,286	$457,625	$530,742	$537,950	$427,036	$527,047
Ratios to average net assets:
Expenses	0.47% [d,e]	0.48% [e]	0.49%	0.51%	0.53%	0.53%
Net investment income	5.90% [d]	5.44%	5.71%	6.33%	7.40%	7.90% [f]
Portfolio turnover rate	16.09%	34.76%	44.02%	47.03%	62.00%	32.52%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$0.008
Net realized and unrealized gains (losses) per share	(0.008)
Ratio of net investment income to average net assets	0.06%

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 2		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.32	$15.67	$14.23	$11.38	$12.88	$14.66

Income from investment operations:[a]
Net investment income[b]	0.44	0.80	0.80	0.76	0.84	1.03 [f]
Net realized and unrealized gains (losses)	0.48	(0.55)	1.11	2.77	(0.86)	(0.90)[f]

Total from investment operations	0.92	0.25	1.91	3.53	(0.02)	0.13

Less distributions from:
Net investment income	(0.59)	(0.55)	(0.47)	(0.68)	(1.22)	(1.03)
Net realized gains	(0.08)	(0.05)	—	—	(0.26)	(0.88)

Total distributions	(0.67)	(0.60)	(0.47)	(0.68)	(1.48)	(1.91)

Net asset value, end of period	$15.57	$15.32	$15.67	$14.23	$11.38	$12.88

Total return[c]	6.05%	1.60%	13.85%	31.72%	(0.61)%	0.76%
Ratios/supplemental data
Net assets, end of period (000’s)	$3,595,136	$2,865,361	$1,631,184	$621,001	$70,130	$9,067
Ratios to average net assets:
Expenses	0.72% [d,e]	0.73% [e]	0.74%	0.76%	0.78%	0.78%
Net investment income	5.65%	5.19%	5.46%	6.08%	7.15%	7.68% [f]
Portfolio turnover rate	16.09%	34.76%	44.02%	47.03%	62.00%	32.52%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$0.008
Net realized and unrealized gains (losses) per share	(0.008)
Ratio of net investment income to average net assets	0.06%

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin Income Securities Fund	Country	Shares	Value
Long Term Investments 97.5%
Common Stocks 33.2%
Communications 3.0%
AT&T Inc.	United States	1,499,984	$41,834,554
BellSouth Corp.	United States	1,500,000	54,300,000
Verizon Communications Inc.	United States	700,000	23,443,000

			119,577,554

Electric Utilities 13.2%
Alliant Energy Corp.	United States	400,000	13,720,000
Ameren Corp.	United States	700,000	35,350,000
American Electric Power Co. Inc.	United States	600,000	20,550,000
CenterPoint Energy Inc.	United States	300,000	3,750,000
Consolidated Edison Inc.	United States	426,400	18,949,216
Dominion Resources Inc.	United States	500,000	37,395,000
DTE Energy Co.	United States	260,000	10,592,400
Duke Energy Corp.	United States	2,060,000	60,502,200
Energy East Corp.	United States	300,000	7,179,000
Entergy Corp.	United States	617,100	43,659,825
FirstEnergy Corp.	United States	1,200,000	65,052,000
FPL Group Inc.	United States	600,000	24,828,000
Hawaiian Electric Industries Inc.	United States	120,000	3,349,200
Pepco Holdings Inc.	United States	300,000	7,074,000
PG&E Corp.	United States	600,000	23,568,000
Pinnacle West Capital Corp.	United States	300,000	11,973,000
Progress Energy Inc.	United States	500,000	21,435,000
Public Service Enterprise Group Inc.	United States	400,000	26,448,000
Puget Energy Inc.	United States	1,566,300	33,644,124
The Southern Co.	United States	1,750,000	56,087,500
TECO Energy Inc.	United States	250,000	3,735,000
Xcel Energy Inc.	United States	260,000	4,986,800

			533,828,265

Electronic Technology 0.1%
Applied Materials Inc.	United States	172,800	2,813,184

Energy Minerals 3.2%
BP PLC, ADR	United Kingdom	225,000	15,662,250
Canadian Oil Sands Trust	Canada	1,750,000	56,444,026
Chevron Corp.	United States	600,000	37,236,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	313,800	21,018,324

			130,360,600

Finance 4.4%
Bank of America Corp.	United States	1,500,000	72,150,000
CapitalSource Inc.	United States	650,000	15,249,000
Fifth Third Bancorp	United States	500,000	18,475,000
Freddie Mac	United States	300,000	17,103,000
JPMorgan Chase & Co.	United States	900,000	37,800,000
North Fork Bancorp Inc.	United States	600,000	18,102,000

			178,879,000

Gas Distributors 1.6%
Atmos Energy Corp.	United States	610,000	17,025,100
NiSource Inc.	United States	700,000	15,288,000
ONEOK Inc.	United States	650,000	22,126,000
Sempra Energy	United States	250,000	11,370,000

			65,809,100

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Income Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Health Technology 6.8%
Bristol-Myers Squibb Co.	United States	1,250,000	$32,325,000
Eli Lilly and Co.	United States	242,600	13,408,502
Johnson & Johnson	United States	400,000	23,968,000
Merck & Co. Inc.	United States	3,000,000	109,290,000
Pfizer Inc.	United States	4,000,000	93,880,000

			272,871,502

Non-Energy Minerals 0.3%
AngloGold Ashanti Ltd., ADR	South Africa	100,000	4,812,000
Barrick Gold Corp.	Canada	200,000	5,920,000

			10,732,000

Process Industries 0.6%
Lyondell Chemical Co.	United States	1,100,000	24,926,000

Total Common Stocks (Cost $1,135,005,328)			1,339,797,205

Preferred Stock (Cost $7,620,963) 0.0%[a]
Process Industries 0.0%[a]
[b,c,d]Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual	Indonesia	10,073,000	109,796

Convertible Preferred Stocks 9.3%
Electric Utilities 0.9%
[e]Morgan Stanley into PPL Corp., 7.85%, cvt. pfd., 144A	United States	800,000	25,372,000
PNM Resources Inc., 6.75%, cvt. pfd.	United States	217,900	10,704,338

			36,076,338

Electronic Technology 0.4%
[e,f]Deutsche Bank AG into Apple Computer Inc., 9.50%, cvt. pfd., 144A	United Kingdom	83,000	4,925,004
[e]Morgan Stanley into Intel Corp., 7.40%, cvt. pfd., 144A	United States	500,000	9,797,500

			14,722,504

Energy Minerals 2.0%
[f]Chesapeake Energy Corp., 6.25%, cvt. pfd.	United States	168,000	43,618,680
[e]Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A	United States	100,000	10,237,500
[e]Deutsche Bank AG into ConocoPhillips, 8.50%, cvt. pfd., 144A	United States	300,000	19,257,000
[e]Morgan Stanley into Devon Energy Corp., 8.00%, cvt. pfd., 144A	United States	105,000	6,181,875

			79,295,055

Finance 3.0%
Aspen Insurance Holdings Ltd., 5.625%, cvt. pfd.	United States	100,000	4,962,500
E*TRADE Financial Corp., 6.125%, cvt. pfd.	United States	400,000	11,976,000
Fannie Mae, 5.375%, cvt. pfd.	United States	680	63,203,960
MetLife Inc., 6.375%, cvt. pfd.	United States	400,000	11,150,000
[e]Morgan Stanley into Freddie Mac, 7.00%, cvt. pfd., 144A	United States	500,000	29,687,500

			120,979,960

Health Technology 0.9%
[f]Lehman Brothers Holdings Inc. into Boston Scientific, 7.50%, cvt. pfd.	United States	650,000	11,832,958
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	535,000	26,926,550

			38,759,508

Industrial Services 1.0%
El Paso Corp., 4.99%, cvt. pfd.	United States	20,000	25,919,482
[e]Morgan Stanley into Williams Cos. Inc., 8.50%, cvt. pfd., 144A	United States	600,000	13,857,000

			39,776,482

Non-Energy Minerals 0.3%
Lehman Brothers Holdings Inc. into Alcoa Inc., 6.50%, cvt. pfd.	United States	400,000	12,874,900

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Income Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Convertible Preferred Stocks (continued)
Process Industries 0.1%
Huntsman Corp., 5.00%, cvt. pfd.	United States	50,000	$1,956,250

Producer Manufacturing 0.3%
Goldman Sachs Group Inc. into Tyco International Ltd., 7.00%, cvt. pfd.	United States	440,000	12,213,960

Real Estate Investment Trusts 0.4%
Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	300,000	7,317,000
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A	United States	77,014	1,890,694
Lexington Corporate Properties Trust, 6.50%, cvt. pfd.	United States	200,000	9,230,000

			18,437,694

Total Convertible Preferred Stocks (Cost $365,575,749)			375,092,651

		Principal Amount[g]
Corporate Bonds 44.0%
Alternative Power Generation 1.0%
[b,c]Calpine Corp.,
senior note, 7.875%, 4/01/08	United States	$1,000,000	705,000
senior note, 8.625%, 8/15/10	United States	22,700,000	10,555,500
[e]senior secured note, 144A, 8.50%, 7/15/10	United States	33,000,000	31,185,000

			42,445,500

Commercial Services 1.8%
Dex Media Inc.,
senior disc. note, zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	14,500,000	12,288,750
zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	10,000,000	8,475,000
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	19,500,000	16,672,500
JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12	United States	18,000,000	18,000,000
[e]R.H. Donnelley Corp.,
senior disc. note, 144A, 6.875%, 1/15/13	United States	11,400,000	10,545,000
senior note, 144A, 8.875%, 1/15/16	United States	5,000,000	5,068,750

			71,050,000

Communications 1.7%
Qwest Capital Funding Inc.,
7.00%, 8/03/09	United States	20,000,000	19,750,000
7.25%, 2/15/11	United States	28,000,000	27,370,000
Qwest Communications International Inc., senior note, B, 7.50%, 2/15/14	United States	20,000,000	19,600,000

			66,720,000

Consumer Durables 9.8%
[e]Beazer Homes USA Inc., senior note, 144A, 8.125%, 6/15/16	United States	14,000,000	13,527,500
D.R. Horton Inc.,
5.625%, 1/15/16	United States	5,500,000	4,989,391
6.50%, 4/15/16	United States	5,000,000	4,815,945
Ford Motor Co., 7.45%, 7/16/31	United States	50,000,000	36,375,000
Ford Motor Credit Co.,
7.375%, 10/28/09	United States	50,000,000	46,259,750
7.875%, 6/15/10	United States	20,000,000	18,464,940

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount[g]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Consumer Durables (continued)
Ford Motor Credit Co., (continued)
7.375%, 2/01/11	United States	$50,000,000	$44,812,700
7.00%, 10/01/13	United States	8,000,000	6,894,416
General Motors Acceptance Corp.,
5.625%, 5/15/09	United States	10,000,000	9,517,730
7.75%, 1/19/10	United States	40,000,000	39,823,960
6.875%, 9/15/11	United States	60,000,000	57,310,680
6.875%, 8/28/12	United States	17,500,000	16,508,082
6.75%, 12/01/14	United States	30,000,000	27,908,010
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	25,000,000	19,812,500
K Hovnanian Enterprises Inc., senior note, 7.50%, 5/15/16	United States	12,000,000	11,190,000
KB Home, senior note,
6.25%, 6/15/15	United States	3,500,000	3,129,480
7.25%, 6/15/18	United States	10,600,000	9,940,977
[e]Visant Holding Corp., senior note, 144A, 8.75%, 12/01/13	United States	25,000,000	24,250,000

			395,531,061

Consumer Non-Durables 0.2%
[e]Reynolds American Inc., 144A, 7.25%, 6/01/13	United States	10,000,000	9,825,000

Consumer Services 7.6%
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	40,700,000	40,343,875
CCH I Holdings LLC, senior note,
13.50%, 1/15/14	United States	33,000,000	22,110,000
11.75%, 5/15/14	United States	17,000,000	10,795,000
CCH I LLC, senior secured note, 11.00%, 10/01/15	United States	85,000,000	74,800,000
CCH II LLC, senior note, 10.25%, 9/15/10	United States	4,700,000	4,735,250
Clear Channel Communications Inc.,
5.50%, 9/15/14	United States	22,000,000	19,948,522
senior note, 5.75%, 1/15/13	United States	7,000,000	6,577,676
CSC Holdings Inc., senior note, B, 7.625%, 4/01/11	United States	10,000,000	10,050,000
[e]EchoStar DBS Corp., senior note, 144A, 7.125%, 2/01/16	United States	25,000,000	24,187,500
[e]Hertz Corp., senior note, 144A, 8.875%, 1/01/14	United States	12,000,000	12,360,000
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	15,000,000	13,696,980
MGM MIRAGE Inc., senior note,
6.625%, 7/15/15	United States	12,000,000	11,250,000
[e]144A, 6.75%, 4/01/13	United States	10,000,000	9,587,500
[e]Quebecor Media Inc., senior note, 144A, 7.75%, 3/15/16	Canada	4,900,000	4,826,500
[e]Viacom Inc., senior note, 144A, 6.25%, 4/30/16	United States	15,000,000	14,587,485
[e]XM Satellite Radio Inc., senior note, 144A, 9.75%, 5/01/14	United States	30,000,000	27,600,000

			307,456,288

Electric Utilities 2.6%
Aquila Inc., senior note, 14.875%, 7/01/12	United States	17,000,000	22,567,500
NRG Energy Inc., senior note,
7.25%, 2/01/14	United States	5,000,000	4,887,500
7.375%, 2/01/16	United States	9,400,000	9,188,500
Reliant Resources Inc., senior note, 9.25%, 7/15/10	United States	10,000,000	10,050,000
TXU Corp., senior note,
5.55%, 11/15/14	United States	50,000,000	45,600,800
6.55%, 11/15/34	United States	15,000,000	13,252,260

			105,546,560

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount[g]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Electronic Technology 1.9%
DRS Technologies Inc., senior note, 6.625%, 2/01/16	United States	$3,000,000	$2,917,500
Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14	Singapore	17,500,000	16,471,875
L-3 Communications Corp., senior sub. note, 6.375%, 10/15/15	United States	28,000,000	26,880,000
Lucent Technologies Inc., 6.45%, 3/15/29	United States	10,400,000	8,892,000
Sanmina-SCI Corp., senior sub. note,
6.75%, 3/01/13	United States	13,000,000	12,187,500
8.125%, 3/01/16	United States	9,100,000	8,918,000

			76,266,875

Energy Minerals 2.1%
Chesapeake Energy Corp., senior note,
7.625%, 7/15/13	United States	25,000,000	25,281,250
6.25%, 1/15/18	United States	20,000,000	18,350,000
[e]Mariner Energy Inc., senior note, 144A, 7.50%, 4/15/13	United States	10,000,000	9,675,000
Massey Energy Co., senior note, 6.875%, 12/15/13	United States	10,000,000	9,350,000
Newfield Exploration Co., senior sub. note, 6.625%, 4/15/16	United States	10,000,000	9,475,000
[e]Pogo Producing Co., senior sub. note, 144A, 7.875%, 5/01/13	United States	12,500,000	12,593,750

			84,725,000

Finance 0.8%
E*TRADE Financial Corp., senior note, 7.375%, 9/15/13	United States	30,400,000	30,552,000

Gas Distributors 1.9%
Dynegy Holdings Inc., senior note,
6.875%, 4/01/11	United States	30,000,000	28,500,000
8.75%, 2/15/12	United States	17,185,000	17,528,700
[e]144A, 8.375%, 5/01/16	United States	30,400,000	30,096,000

			76,124,700

Health Services 3.6%
DaVita Inc.,
senior note, 6.625%, 3/15/13	United States	5,000,000	4,775,000
senior sub. note, 7.25%, 3/15/15	United States	6,500,000	6,272,500
HCA Inc., 6.375%, 1/15/15	United States	5,000,000	4,657,745
6.50%, 2/15/16	United States	30,000,000	27,888,780
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	60,000,000	53,850,000
6.50%, 6/01/12	United States	10,000,000	8,875,000
7.375%, 2/01/13	United States	30,000,000	27,525,000
[e]144A, 9.50%, 2/01/15	United States	11,000,000	10,835,000

			144,679,025

Industrial Services 4.0%
Allied Waste North America Inc., [e]144A, 7.125%, 5/15/16	United States	30,000,000	28,425,000
senior note, 7.25%, 3/15/15	United States	20,000,000	19,200,000
senior note, B, 7.375%, 4/15/14	United States	15,000,000	14,325,000
senior secured note, 6.50%, 11/15/10	United States	8,000,000	7,760,000
senior secured note, 6.125%, 2/15/14	United States	10,000,000	9,050,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount[g]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Industrial Services (continued)
El Paso Corp., senior note, 6.75%, 5/15/09	United States	$23,000,000	$22,827,500
MTN, 7.375%, 12/15/12	United States	4,000,000	3,990,000
MTN, 7.75%, 1/15/32	United States	22,000,000	21,532,500
El Paso Production Holding Co., 7.75%, 6/01/13	United States	19,000,000	19,237,500
Hanover Compressor Co., senior note, 7.50%, 4/15/13	United States	7,300,000	7,190,500
[e]Sesi LLC, senior note, 144A, 6.875%, 6/01/14	United States	10,000,000	9,675,000

			163,213,000

Non-Energy Minerals 0.5%
[e]Novelis Inc., senior note, 144A, 7.25%, 2/15/15	Canada	23,000,000	22,195,000

Process Industries 2.1%
Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15	Canada	5,000,000	4,587,500
Chemtura Corp., senior note, 6.875%, 6/01/16	United States	6,000,000	5,827,500
Jefferson Smurfit Corp., senior note, 8.25%, 10/01/12	United States	7,000,000	6,597,500
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	3,500,000	3,543,750
Nalco Finance Holdings, senior note, zero cpn. to 8/01/09, 9.00% thereafter, 2/01/14	United States	37,500,000	28,312,500
Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14	United States	5,000,000	4,662,500
Rhodia SA, senior note, 10.25%, 6/01/10	France	16,269,000	17,448,502
Stone Container Corp., senior note, 9.75%, 2/01/11	United States	12,889,000	13,307,893

			84,287,645

Producer Manufacturing 0.9%
Case New Holland Inc., senior note, 6.00%, 6/01/09	United States	17,000,000	16,617,500
[e]144A, 7.125%, 3/01/14	United States	10,500,000	10,080,000
[e]Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	9,000,000	9,810,000

			36,507,500

Real Estate Investment Trusts 0.9%
Host Marriott LP, senior note, [e]144A, 6.75%, 6/01/16	United States	25,000,000	23,968,750
K, 7.125%, 11/01/13	United States	5,000,000	5,006,250
O, 6.375%, 3/15/15	United States	9,000,000	8,505,000

			37,480,000

Technology Services 0.5%
[e]SunGard Data Systems Inc., senior note, 144A, 9.125%, 8/15/13	United States	9,000,000	9,382,500
senior sub. note, 144A, 10.25%, 8/15/15	United States	9,400,000	9,764,250

			19,146,750

Transportation 0.1%
American Airlines Inc., 9.71%, 1/02/07	United States	2,489,810	2,503,815

Total Corporate Bonds (Cost $1,797,816,131)			1,776,255,719

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount[g]	Value
Long Term Investments (continued)
Convertible Bonds 4.5%
Alternative Power Generation 0.6%
[b,c]Calpine Corp., cvt., senior note, 6.00% to 9/30/06, zero cpn. to 9/30/09, 6.00% thereafter, 9/30/14	United States	$39,500,000	$14,121,250
sub. note, 7.75%, 6/01/15	United States	25,000,000	9,000,000

			23,121,250

Electronic Technology 1.7%
Conexant Systems Inc., cvt., sub. note, 4.00%, 2/01/07	United States	30,000,000	29,662,500
Nortel Networks Corp., cvt., senior note, 4.25%, 9/01/08	Canada	39,766,000	37,462,117

			67,124,617

Health Technology 1.1%
[e]Enzon Pharmaceuticals Inc., cvt., 144A, 4.00% 6/01/13	United States	12,000,000	12,015,000
[e]Medtronic Inc., cvt., senior note, 144A, 1.50%, 4/15/11	United States	35,000,000	33,643,750

			45,658,750

Industrial Services 0.3%
Hanover Compressor Co., cvt., senior note, 4.75%, 3/15/08	United States	14,000,000	13,632,500

Real Estate Investment Trust 0.8%
MeriStar Hospitality Corp., cvt., sub. note, 9.50%, 4/01/10	United States	29,500,000	31,427,825

Total Convertible Bonds (Cost $210,675,267)			180,964,942

Mortgage-Backed Securities 6.5%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.3%
FHLMC Gold 30 Year, 5.00%, 7/01/33-11/01/33	United States	36,508,285	34,270,841
FHLMC Gold 30 Year, 6.00%, 5/01/36 - 6/01/36	United States	99,858,981	98,364,219

			132,635,060

Federal National Mortgage Association (FNMA) Fixed Rate 3.0%
FNMA 30 Year, 5.50%, 2/01/35 - 1/01/36	United States	125,732,005	120,889,419

Government National Mortgage Association (GNMA) Fixed Rate 0.2%
GNMA I SF 30 Year, 5.00%, 3/15/34	United States	11,207,801	10,623,409

Total Mortgage-Backed Securities (Cost $270,185,004)			264,147,888

Total Long-Term Investments (Cost $3,786,878,442)			3,936,368,201

Short Term Investment (Cost $49,902,683) 1.2%
Repurchase Agreements 1.2%
[h]Joint Repurchase Agreement, 4.968%, 7/03/06 (Maturity Value $49,923,343)	United States	49,902,683	49,902,683

ABN AMRO Bank, N.V., New York Branch (Maturity Value $4,455,658)
Banc of America Securities LLC (Maturity Value $4,455,658)
Barclays Capital Inc. (Maturity Value $4,455,658)
Bear, Stearns & Co. Inc. (Maturity Value $4,455,658)
BNP Paribas Securities Corp. (Maturity Value $4,455,658)
Deutsche Bank Securities Inc. (Maturity Value $1,782,265)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $4,455,658)
Greenwich Capital Markets Inc. (Maturity Value $4,455,658)
Lehman Brothers Inc. (Maturity Value $3,584,498)
Merrill Lynch Government Securities Inc. (Maturity Value $4,455,658)
Morgan Stanley & Co. Inc. (Maturity Value $4,455,658)
UBS Securities LLC (Maturity Value $4,455,658)

Collateralized by U.S. Government Agency Securities, 2.625 - 7.125%, 7/15/06 - 5/15/11;

U.S. Treasury Notes, 3.50 - 5.125%, 1/15/11 - 6/30/11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Income Securities Fund	Value
Total Investments (Cost $3,836,781,125) 98.7%	$3,986,270,884
Other Assets, less Liabilities 1.3%	51,150,954

Net Assets 100.0%	$4,037,421,838

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN - Medium Term Notes

SF - Single Family

[a]	Rounds to less than 0.1% of net assets.
[b]	See Note 9 regarding other considerations.
[c]	See Note 7 regarding defaulted securities.
[d]	See Note 8 regarding restricted securities.
[e]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the aggregate value of these securities was $548,374,614, representing 13.35% of net assets.
[f]	Non-income producing for the twelve months ended June 30, 2006.
[g]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[h]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,786,878,442
Cost - Repurchase agreements	49,902,683

Total cost of investments	$3,836,781,125

Value - Unaffiliated issuers	$3,936,368,201
Value - Repurchase agreements	49,902,683

Total value of investments	3,986,270,884
Cash	3,217,071
Receivables:
Investment securities sold	20,625,801
Capital shares sold	9,200,647
Dividends and interest	43,967,655
Other (Note 10)	60,076

Total assets	4,063,342,134

Liabilities:
Payables:
Investment securities purchased	22,038,339
Capital shares redeemed	723,356
Affiliates	2,915,375
Deferred sales proceeds (Note 9)	61,938
Accrued expenses and other liabilities	181,288

Total liabilities	25,920,296

Net assets, at value	$4,037,421,838

Net assets consist of:
Paid-in capital	$3,744,541,360
Undistributed net investment income	98,919,081
Net unrealized appreciation (depreciation)	149,489,759
Accumulated net realized gain (loss)	44,471,638

Net assets, at value	$4,037,421,838

Class 1:
Net assets, at value	$442,285,798

Shares outstanding	27,962,557

Net asset value and maximum offering price per share	$15.82

Class 2:
Net assets, at value	$3,595,136,040

Shares outstanding	230,876,829

Net asset value and maximum offering price per share	$15.57

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin Income Securities Fund
Investment income:
Dividends	$38,702,417
Interest	77,390,528
Other income (Note 10)	60,076

Total investment income	116,153,021

Expenses:
Management fees (Note 3a)	8,324,752
Distribution fees – Class 2 (Note 3c)	4,000,608
Unaffiliated transfer agent fees	9,317
Custodian fees (Note 4)	34,703
Reports to shareholders	146,694
Professional fees	26,797
Trustees’ fees and expenses	7,936
Other	34,981

Total expenses	12,585,788
Expense reductions (Note 4)	(9,957)

Net expenses	12,575,831

Net investment income	103,577,190

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	47,597,168
Realized gain distributions from REITS	539,961
Foreign currency transactions	(1,258)

Net realized gain (loss)	48,135,871

Net change in unrealized appreciation (depreciation) on investments	59,356,492

Net realized and unrealized gain (loss)	107,492,363

Net increase (decrease) in net assets resulting from operations	$211,069,553

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$103,577,190	$144,198,896
Net realized gain (loss) from investments, realized gain distributions from REITS and foreign currency transactions	48,135,871	32,154,132
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	59,356,492	(129,982,771)

Net increase (decrease) in net assets resulting from operations	211,069,553	46,370,257

Distributions to shareholders from:
Net investment income:
Class 1	(16,659,361)	(17,655,444)
Class 2	(128,977,159)	(77,344,567)
Net realized gains:
Class 1	(2,134,776)	(1,482,117)
Class 2	(17,252,278)	(6,706,510)

Total distributions to shareholders	(165,023,574)	(103,188,638)

Capital share transactions: (Note 2)
Class 1	(23,950,771)	(62,746,016)
Class 2	692,340,666	1,280,624,618

Total capital share transactions	668,389,895	1,217,878,602

Net increase (decrease) in net assets	714,435,874	1,161,060,221
Net assets:
Beginning of period	3,322,985,964	2,161,925,743

End of period	$4,037,421,838	$3,322,985,964

Undistributed net investment income included in net assets:
End of period	$98,919,081	$140,978,411

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin Income Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 60.83% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities, mortgage pass-through securities and other mortgage-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

f. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	126,451	$2,047,814	214,928	$3,363,667
Shares issued in reinvestment of distributions	1,200,903	18,794,137	1,234,681	19,137,561
Shares redeemed	(2,778,978)	(44,792,722)	(5,443,525)	(85,247,244)

Net increase (decrease)	(1,451,624)	$(23,950,771)	(3,993,916)	$(62,746,016)

Class 2 Shares:
Shares sold	38,475,640	$611,216,968	81,419,386	$1,257,290,428
Shares issued in reinvestment of distributions	9,489,256	146,229,437	5,500,725	84,051,077
Shares redeemed	(4,108,298)	(65,105,739)	(3,971,475)	(60,716,887)

Net increase (decrease)	43,856,598	$692,340,666	82,948,636	$1,280,624,618

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,839,002,624

Unrealized appreciation	$282,284,710
Unrealized depreciation	(135,016,450)

Net unrealized appreciation (depreciation)	$147,268,260

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $1,295,037,257 and $561,906,660, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 37.45% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

7. CREDIT RISK AND DEFAULTED SECURITIES (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2006, the aggregate value of these securities was $65,676,546, representing 1.63% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
10,073,000	Asia Pulp & Paper Co. Ltd. 12.00%, pfd., Perpetual (0.00%[a] of Net Assets)	2/14/97	$7,620,963	$109,796

[a]Rounds	to less than 0.005% of net assets.

9. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Fund has agreed to sell its holdings in Asia Pulp & Paper Co. Ltd. in November 2006. Until the completion of sale, the transaction will be accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds or other interest and cash distributions received are deferred until the completion of the transaction.

Directors or employees of Advisers, as the Fund’s Investment Manager, may serve as members of various bondholders’ steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. At June 30, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund’s Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

10. REGULATORY MATTERS (continued)

distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

11. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

This semiannual report for Franklin Large Cap Growth Securities Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin Large Cap Growth Securities Fund – Class 1 delivered a -0.54% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Large Cap Growth Securities FundClass 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FLG-1

Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. Compared with its benchmarks, the Fund performed comparably to the Russell 1000 Growth Index, which had a -0.93% return, and underperformed the Standard & Poor’s 500 Index (S&P 500), which returned +2.71%.2

Economic and Market Overview

During the six months ended June 30, 2006, the U.S. economy advanced at a healthy pace. Gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. With slowing home-price appreciation, borrowing against home equity flattened and could have a gradual effect on consumer spending. The core Consumer Price Index (CPI) rose 2.6% for the 12 months ended June 30, 2006, which was higher than the 2.2% 10-year average.3

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Large-capitalization stocks tend to go through cycles of doing better — or worse — than the stock market in general, and, in the past, these periods have lasted for several years. By focusing on particular sectors from time to time, such as the technology sector, which has been among the market’s most volatile sectors, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FLG-2

The Federal Reserve Board (Fed) raised the federal funds target rate from 4.25% to 5.25% in four quarter-point steps. The Fed’s credit-tightening campaign contributed to cooler housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting and cited rising energy costs and a growing economy as having the potential to sustain inflation pressures.

In this environment, equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +5.22%, while the broader S&P 500 returned +2.71% and the technology-heavy NASDAQ Composite Index had a -1.08% return.4 Telecommunications, energy and industrials stocks performed particularly well.

Investment Strategy

We are research driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, or strong management are all factors we believe may contribute to growth in earnings or share price.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the six months under review, we would like to remind the Fund’s shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that our investors have an interest in a top-down, sector-by-sector discussion of key performance drivers.

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FLG-3

On a sector basis, the top contributor to performance relative to an equally weighted blend of the S&P 500 and the Russell 1000 Growth Index in the first half of 2006 was our stock selection in the electronic technology sector. Our overweighted positions in Network Appliance and Lexmark International, as well as an underweighted position in Apple Computer, aided the Fund’s relative performance. In addition, our position in Nokia, not represented in the blended index, helped relative performance, as did our decision not to own shares of EMC. Stock selection and an underweighted position in the technology services sector also benefited performance, especially our holdings in Accenture, which is not part of the blended index, and underweighted positions in Microsoft, Adobe Systems and Symantec.

Also positively impacting Fund returns was our exposure to the transportation sector, with overweighted positions in Expeditors International of Washington, JetBlue Airways, Con-way and FedEx. Other significant contributors to the Fund’s relative performance included overweighted positions in Endo Pharmaceuticals, Johnson Controls and Schlumberger, as well as an underweighted position in UnitedHealth Group.

The most significant detractor from relative performance on a sector basis during the period was the finance sector, especially overweighted positions in Freddie Mac, Marsh & McLennan and Federated Investors. Stock selection in the retail sector also had a negative effect on relative performance, in particular our overweighted position in Radio Shack and our lack of exposure to Best Buy. An overweighted position in medical devices maker Boston Scientific also negatively impacted performance, as did our not owning shares of Caterpillar and Comcast.

As we ended the first half of calendar year 2006, the Fund was overweighted in the health technology and technology services sectors, where we saw compelling valuations relative to long-term growth potential and risks. The Fund’s health technology and health services sector holdings included companies competing across a variety of industries such as pharmaceuticals, biotechnology, hospitals, distribution services, medical devices, health insurance plan providers and other medical services-related industries. As of June 30, 2006, Johnson & Johnson was the Fund’s second-largest holding, along with Amgen and Pfizer among the top 15.

Top 10 Holdings

Franklin Large Cap Growth

Securities Fund

6/30/06

Company Sector/Industry	% of Total Net Assets

General Electric Co.	2.9%
Producer Manufacturing

Johnson & Johnson	2.9%
Health Technology

Microsoft Corp.	2.5%
Technology Services

The Procter & Gamble Co.	2.2%
Consumer Non-Durables

Bank of America Corp.	2.2%
Finance

Exxon Mobil Corp.	2.1%
Energy Minerals

Intel Corp.	1.8%
Electronic Technology

Tyco International Ltd.	1.8%
Producer Manufacturing

Citigroup Inc.	1.7%
Finance

International Business Machines Corp.	1.7%
Technology Services

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FLG-4

The Fund also finished the reporting period with an overweighted position in the energy minerals sector, albeit with lower overall energy-related exposure than at the start of the period. During the six months under review, strong returns from certain energy-related stocks gave us an opportunity to profitably reduce the Fund’s exposure to those companies while using the proceeds to add to existing positions in other energy-related stocks with fundamentals and valuations that still looked compelling to us.

At period-end, the single largest sector weighting on an absolute basis was finance, at 14.5% of total net assets. Although this exposure represents an overweighted position relative to the Russell 1000 Growth Index it also represents the Fund’s single largest underweighted position relative to the S&P 500.

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FLG-5

Franklin Large Cap Growth Securities FundClass 1

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

FLG-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$994.60	$3.66
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$3.71

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.74%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FLG-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Growth Securities Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 1		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.17	$15.08	$14.01	$11.10	$14.52	$21.03

Income from investment operations[a]:
Net investment income[b]	0.09	0.17	0.13	0.10	0.09	0.10
Net realized and unrealized gains (losses)	(0.17)	0.02	1.02	2.90	(3.41)	(2.13)

Total from investment operations	(0.08)	0.19	1.15	3.00	(3.32)	(2.03)

Less distributions from:
Net investment income	(0.15)	(0.10)	(0.08)	(0.09)	(0.10)	(0.11)
Net realized gains	—	—	—	—	—	(4.37)

Total distributions	(0.15)	(0.10)	(0.08)	(0.09)	(0.10)	(4.48)

Net asset value, end of period	$14.94	$15.17	$15.08	$14.01	$11.10	$14.52

Total return[c]	(0.54)%	1.31%	8.23%	27.14%	(22.94)%	(11.26)%
Ratios/supplemental data
Net assets, end of period (000’s)	$117,665	$136,464	$169,107	$191,028	$175,917	$300,135
Ratios to average net assets:
Expenses	0.74% [d,e]	0.76% [d]	0.79% [d]	0.79%	0.80%	0.78%
Net investment income	1.20% [e]	1.14%	0.99%	0.86%	0.73%	0.56%
Portfolio turnover rate	26.37%	39.44%	38.48%	35.28%	59.65%	75.67%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund Shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Benefit of expense reduction is less than 0.01%.
[e]	Annualized.

See notes to financial statements.

FLG-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 2		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.97	$14.90	$13.87	$11.00	$14.43	$20.93

Income from investment operations[a]:
Net investment income[b]	0.07	0.13	0.11	0.08	0.07	0.05
Net realized and unrealized gains (losses)	(0.17)	0.03	0.99	2.87	(3.40)	(2.12)

Total from investment operations	(0.10)	0.16	1.10	2.95	(3.33)	(2.07)

Less distributions from:
Net investment income	(0.12)	(0.09)	(0.07)	(0.08)	(0.10)	(0.06)
Net realized gains	—	—	—	—	—	(4.37)

Total distributions	(0.12)	(0.09)	(0.07)	(0.08)	(0.10)	(4.43)

Net asset value, end of period	$14.75	$14.97	$14.90	$13.87	$11.00	$14.43

Total return[c]	(0.68)%	1.06%	7.93%	26.95%	(23.19)%	(11.43)%
Ratios/supplemental data
Net assets, end of period (000’s)	$536,204	$510,395	$340,465	$128,029	$30,289	$5,290
Ratios to average net assets:
Expenses	0.99% [d,e]	1.01% [d]	1.04% [d]	1.04%	1.05%	1.03%
Net investment income	0.95% [e]	0.89%	0.74%	0.61%	0.48%	0.30%
Portfolio turnover rate	26.37%	39.44%	38.48%	35.28%	59.65%	75.67%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Benefit of expense reduction is less than 0.01%.
[e]	Annualized.

See notes to financial statements.

FLG-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin Large Cap Growth Securities Fund	Shares	Value
Common Stocks 97.0%
Communications 2.4%
Alltel Corp.	38,000	$2,425,540
Sprint Nextel Corp.	392,825	7,852,572
Verizon Communications Inc.	153,100	5,127,319

		15,405,431

Consumer Durables 1.5%
[a]Activision Inc.	249,000	2,833,620
[a]Electronic Arts Inc.	49,900	2,147,696
M.D.C. Holdings Inc.	98,800	5,130,684

		10,112,000

Consumer Non-Durables 6.7%
Altria Group Inc.	90,700	6,660,101
Anheuser-Busch Cos. Inc.	172,400	7,859,716
The Coca-Cola Co.	124,300	5,347,386
PepsiCo Inc.	86,600	5,199,464
The Procter & Gamble Co.	260,000	14,456,000
[a]The Warnaco Group Inc.	222,100	4,148,828

		43,671,495

Consumer Services 4.3%
Carnival Corp.	204,100	8,519,134
Cendant Corp.	160,000	2,606,400
Clear Channel Communications Inc.	92,400	2,859,780
[a]eBay Inc.	37,100	1,086,659
Gannett Co. Inc.	153,700	8,596,441
The Walt Disney Co.	156,200	4,686,000

		28,354,414

Distribution Services 1.9%
AmerisourceBergen Corp.	77,200	3,236,224
McKesson Corp.	72,300	3,418,344
Sysco Corp.	185,100	5,656,656

		12,311,224

Electronic Technology 10.1%
[a]Apple Computer Inc.	29,200	1,667,904
Applied Materials Inc.	304,600	4,958,888
The Boeing Co.	36,700	3,006,097
[a]Cisco Systems Inc.	513,500	10,028,655
[a]Dell Inc.	239,200	5,838,872
Diebold Inc.	76,600	3,111,492
[a]FLIR Systems Inc.	109,700	2,419,982
Intel Corp.	609,400	11,548,130
[a]Juniper Networks Inc.	445,500	7,123,545
KLA-Tencor Corp.	108,700	4,518,659
[a]Lexmark International Inc., A	60,000	3,349,800
Maxim Integrated Products Inc.	67,700	2,173,847
QUALCOMM Inc.	165,400	6,627,578

		66,373,449

Energy Minerals 6.8%
Anadarko Petroleum Corp.	110,000	5,245,900
Chesapeake Energy Corp.	48,800	1,476,200
Chevron Corp.	110,400	6,851,424

FLG-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Large Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Energy Minerals (continued)
ConocoPhillips	131,900	$8,643,407
Devon Energy Corp.	112,000	6,765,920
Exxon Mobil Corp.	222,800	13,668,780
Royal Dutch Shell PLC, A, ADR (United Kingdom)	31,200	2,089,776

		44,741,407

Finance 14.5%
AFLAC Inc.	74,100	3,434,535
The Allstate Corp.	78,600	4,301,778
American International Group Inc.	163,500	9,654,675
Bank of America Corp.	300,458	14,452,030
The Bank of New York Co. Inc.	116,500	3,751,300
Capital One Financial Corp.	38,000	3,247,100
Citigroup Inc.	236,400	11,403,936
Fannie Mae	45,500	2,188,550
Federated Investors Inc., B	119,100	3,751,650
Fifth Third Bancorp	84,400	3,118,580
Freddie Mac	167,500	9,549,175
JPMorgan Chase & Co.	95,140	3,995,880
Marsh & McLennan Cos. Inc.	164,900	4,434,161
Morgan Stanley	76,800	4,854,528
Old Republic International Corp.	149,250	3,189,472
Wachovia Corp.	45,400	2,455,232
Wells Fargo & Co.	75,000	5,031,000
XL Capital Ltd., A (Bermuda)	37,900	2,323,270

		95,136,852

Health Services 4.8%
HCA Inc.	69,900	3,016,185
[a]Health Net Inc., A	114,700	5,180,999
[a]LifePoint Hospitals Inc.	172,900	5,555,277
Omnicare Inc.	138,100	6,548,702
UnitedHealth Group Inc.	144,700	6,479,666
[a]WellPoint Inc.	60,000	4,366,200

		31,147,029

Health Technology 13.6%
Abbott Laboratories	68,800	3,000,368
[a]Amgen Inc.	153,600	10,019,328
Biomet Inc.	82,930	2,594,880
[a]Boston Scientific Corp.	133,900	2,254,876
[a]Charles River Laboratories International Inc.	148,400	5,461,120
Eli Lilly and Co.	73,300	4,051,291
[a]Endo Pharmaceuticals Holdings Inc.	127,300	4,198,354
Johnson & Johnson	316,900	18,988,648
Medtronic Inc.	148,300	6,958,236
Merck & Co. Inc.	99,900	3,639,357
Pfizer Inc.	418,600	9,824,542
Roche Holding AG, ADR (Switzerland)	64,400	5,280,800
Schering-Plough Corp.	225,700	4,295,071
[a]Waters Corp.	87,300	3,876,120
[a]Zimmer Holdings Inc.	74,500	4,225,640

		88,668,631

FLG-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Large Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Industrial Services 0.9%
Schlumberger Ltd.	56,100	$3,652,671
The Williams Cos. Inc.	104,600	2,443,456

		6,096,127

Process Industries 2.0%
Bunge Ltd.	86,100	4,326,525
The Dow Chemical Co.	73,500	2,868,705
Lyondell Chemical Co.	246,100	5,576,626

		12,771,856

Producer Manufacturing 9.0%
3M Co.	119,000	9,611,630
General Electric Co.	579,000	19,083,840
Gentex Corp.	159,000	2,226,000
Johnson Controls Inc.	90,500	7,440,910
Masco Corp.	105,200	3,118,128
Tyco International Ltd.	418,200	11,500,500
United Technologies Corp.	93,600	5,936,112

		58,917,120

Retail Trade 6.0%
The Gap Inc.	259,900	4,522,260
The Home Depot Inc.	299,400	10,715,526
Lowe’s Cos. Inc.	66,600	4,040,622
RadioShack Corp.	306,900	4,296,600
Target Corp.	132,100	6,455,727
Wal-Mart Stores Inc.	141,200	6,801,604
Walgreen Co.	53,400	2,394,456

		39,226,795

Technology Services 5.7%
Adobe Systems Inc.	57,000	1,730,520
Automatic Data Processing Inc.	100,000	4,535,000
International Business Machines Corp.	146,100	11,223,402
Microsoft Corp.	697,100	16,242,430
Paychex Inc.	86,700	3,379,566

		37,110,918

Transportation 3.8%
Con-way Inc.	59,900	3,470,007
Expeditors International of Washington Inc.	72,800	4,077,528
FedEx Corp.	46,600	5,445,676
[a]JetBlue Airways Corp.	366,700	4,451,738
Southwest Airlines Co.	437,000	7,153,690

		24,598,639

Utilities 3.0%
Dominion Resources Inc.	87,500	6,544,125
Exelon Corp.	58,700	3,335,921
FirstEnergy Corp.	110,200	5,973,942
TXU Corp.	57,600	3,443,904

		19,297,892

Total Common Stocks (Cost $593,811,996)		633,941,279

FLG-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Large Cap Growth Securities Fund	Principal Amount	Value
Short Term Investment (Cost $30,208,317) 4.6%
Repurchase Agreement 4.6%
[b]Joint Repurchase Agreement, 4.968%, 7/03/06 (Maturity Value $30,220,823)	$30,208,317	$30,208,317

ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,697,208)

Banc of America Securities LLC (Maturity Value $2,697,208)

Barclays Capital Inc. (Maturity Value $2,697,208)

Bear, Stearns & Co. Inc. (Maturity Value $2,697,208)

BNP Paribas Securities Corp. (Maturity Value $2,697,208)

Deutsche Bank Securities Inc. (Maturity Value $1,078,886)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,697,208)

Greenwich Capital Markets Inc. (Maturity Value $2,697,208)

Lehman Brothers Inc. (Maturity Value $2,169,857)

Merrill Lynch Government Securities Inc. (Maturity Value $2,697,208)

Morgan Stanley & Co. Inc. (Maturity Value $2,697,208)

UBS Securities LLC (Maturity Value $2,697,208)

Collateralized by U.S. Government Agency Securities, 2.625 - 7.125%, 7/15/06 - 5/15/11; U.S. Treasury Notes, 3.50 - 5.125%, 1/15/11 - 6/30/11

Total Investments (Cost $624,020,313) 101.6%		664,149,596
Other Assets, less Liabilities (1.6)%		(10,279,774)

Net Assets 100.0%		$653,869,822

Selected Portfolio Abbreviations

ADR - American Depository Receipt

[a]	Non-income producing for the twelve months ended June 30, 2006.
[b]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FLG-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin Large Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$593,811,996
Cost - Repurchase agreements	30,208,317

Total cost of investments	$624,020,313

Value - Unaffiliated issuers	$633,941,279
Value - Repurchase agreements	30,208,317

Total value of investments	664,149,596
Receivables:
Investment securities sold	9,971,940
Capital shares sold	917,582
Dividends	591,985
Other (Note 7)	103,862

Total assets	675,734,965

Liabilities:
Payables:
Investment securities purchased	20,957,299
Capital shares redeemed	284,552
Affiliates	616,376
Accrued expenses and other liabilities	6,916

Total liabilities	21,865,143

Net assets, at value	$653,869,822

Net assets consist of:
Paid-in capital	$628,867,943
Undistributed net investment income	3,298,243
Net unrealized appreciation (depreciation)	40,129,283
Accumulated net realized gain (loss)	(18,425,647)

Net assets, at value	$653,869,822

Class 1:
Net assets, at value	$117,665,353

Shares outstanding	7,875,598

Net asset value and maximum offering price per share	$14.94

Class 2:
Net assets, at value	$536,204,469

Shares outstanding	36,347,372

Net asset value and maximum offering price per share	$14.75

See notes to financial statements.

FLG-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin Large Cap Growth Securities Fund
Investment income:
Dividends	$5,507,583
Interest	802,220
Other income (Note 7)	103,862

Total investment income	6,413,665

Expenses:
Management fees (Note 3a)	2,375,640
Distribution fees – Class 2 (Note 3c)	666,614
Unaffiliated transfer agent fees	1,999
Custodian fees (Note 4)	6,641
Reports to shareholders	40,386
Professional fees	12,969
Trustees’ fees and expenses	2,073
Other	6,824

Total expenses	3,113,146
Expense reductions (Note 4)	(54)

Net expenses	3,113,092

Net investment income	3,300,573

Realized and unrealized losses:
Net realized gain (loss) from:
Investments	4,941,058
Foreign currency transactions	(3,812)

Net realized gain (loss)	4,937,246

Net change in unrealized appreciation (depreciation) on investments	(13,055,069)

Net realized and unrealized gain (loss)	(8,117,823)

Net increase (decrease) in net assets resulting from operations	$(4,817,250)

See notes to financial statements.

FLG-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Growth Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005
Increase (decrease) in net assets:
Operations:
Net investment income	$3,300,573	$5,528,289
Net realized gain (loss) from investments and foreign currency transactions	4,937,246	13,337,111
Net change in unrealized appreciation (depreciation) on investments	(13,055,069)	(10,119,865)

Net increase (decrease) in net assets resulting from operations	(4,817,250)	8,745,535

Distributions to shareholders from:
Net investment income:
Class 1	(1,153,417)	(1,057,373)
Class 2	(4,179,415)	(2,491,747)

Total distributions to shareholders	(5,332,832)	(3,549,120)

Capital share transactions: (Note 2)
Class 1	(17,273,278)	(32,930,473)
Class 2	34,434,397	165,021,154

Total capital share transactions	17,161,119	132,090,681

Net increase (decrease) in net assets	7,011,037	137,287,096
Net assets:
Beginning of period	646,858,785	509,571,689

End of period	$653,869,822	$646,858,785

Undistributed net investment income included in net assets:
End of period	$3,298,243	$5,330,502

See notes to financial statements.

FLG-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin Large Cap Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 50.16% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or

FLG-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement (continued)

more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FLG-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	13,529	$209,314	240,925	$3,539,235
Shares issued in reinvestment of distributions	77,724	1,153,417	71,252	1,057,373
Shares redeemed	(1,212,712)	(18,636,009)	(2,527,280)	(37,527,081)

Net increase (decrease)	(1,121,459)	$(17,273,278)	(2,215,103)	$(32,930,473)

Class 2 Shares:
Shares sold	4,257,599	$64,532,456	12,821,286	$187,844,237
Shares issued in reinvestment of distributions	285,284	4,179,415	169,969	2,491,747
Shares redeemed	(2,297,779)	(34,277,474)	(1,736,320)	(25,314,830)

Net increase (decrease)	2,245,104	$34,434,397	11,254,935	$165,021,154

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

FLG-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Large Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2010	$18,349,969
2011	1,580,921

$19,930,890

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$629,181,607

Unrealized appreciation	$69,311,796
Unrealized depreciation	(34,343,807)

Net unrealized appreciation (depreciation)	$34,967,989

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

FLG-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Large Cap Growth Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $213,522,120 and $167,090,668, respectively.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

8. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FLG-21

FRANKLIN MONEY MARKET FUND

Fund Goal and Main Investments: Franklin Money Market Fund seeks high current income, consistent with liquidity and capital preservation. The Fund invests exclusively in U.S. dollar denominated money market debt instruments. The Fund seeks to maintain a stable share price of $1.00 but there is no guarantee that it will be able to do so.

We are pleased to bring you Franklin Money Market Fund’s semiannual report for the six months ended June 30, 2006.

Economic and Market Overview

The U.S. economy continued to grow at a healthy pace during the first half of 2006, although the second quarter’s pace slowed to an estimated annualized 2.5% from the first quarter’s 5.6% annualized rate. Overall, several factors contributed to the first half’s real growth. During the reporting period, the labor markets continued to improve, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. Finally, business spending and productivity also rose during the reporting period. Double-digit profit growth provided companies with strong revenues, and ample cash helped some companies to support their capital spending.

Oil prices reached a historical high during the period, which contributed to the rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained more contained but nonetheless began to experience some upward pressure. For example, while June’s headline Consumer Price Index (CPI) reported a 12-month rise of 4.3%, core CPI increased 2.6%.1

Several times during the period the Federal Reserve Board acknowledged the economy’s strength as well as the potential inflationary pressure from high energy prices. By period-end it had raised the federal funds target rate to 5.25% and indicated its next moves would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.39% at the beginning of the period to 5.15% on June 30, 2006, as some inflationary concerns began to affect intermediate- and long-maturity Treasuries.

Investment Strategy

In selecting investments, we use a conservative investment approach, focusing on the highest quality and the most liquid of eligible money

1. Source: Bureau of Economic Analysis.

An investment in the Fund is neither insured nor guaranteed by the U.S. federal government or by any other entity or institution. There is no assurance the $1.00 share price will be maintained and it is possible to lose money by investing in the Fund. The Fund’s prospectus also includes a description of the main investment risks.

market securities. We assess the relative value of each security meeting our credit criteria to find the best combination of assets we believe will maximize the Fund’s yield relative to our expectations of the investment environment. We monitor short-term interest rates, economic conditions, and Federal Reserve Board monetary policy to determine the portfolio maturity we believe will provide high overall return.

Manager’s Discussion

Consistent with our strategy, we continued to invest mainly in high-quality money market securities. For example, on June 30, 2006, 100% of the portfolio was invested in securities with a short-term credit rating of A-1 or P-1, or higher, by independent credit rating agency Standard & Poor’s or Moody’s Investors Service.2 In the rising interest rate environment, we maintained a relatively short weighted average maturity for the portfolio, which allowed the portfolio’s yield to rise in conjunction with interest rate hikes. This was achieved in part by increasing the allocation to overnight repurchase agreements, as they reflect the federal funds target rate increases the very next day.

Thank you for your participation in Franklin Money Market Fund. We look forward to serving your future investment needs.

2. These do not indicate ratings of the Fund.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Franklin Money Market Fund – Class 1

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,020.20	$3.56
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.56

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.71%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Money Market Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations - net investment income	0.020		0.025	0.007	0.005	0.013	0.038
Less distributions from net investment income	(0.020)		(0.025)	(0.007)	(0.005)	(0.013)	(0.038)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return[a]	2.02%		2.55%	0.73%	0.52%	1.33%	3.91%
Ratios/supplemental data
Net assets, end of period (000’s)	$41,892		$46,750	$59,026	$81,734	$119,819	$200,911
Ratios to average net assets:
Expenses	0.71%	[b,c]	0.70%[b]	0.68%	0.66%	0.63%	0.56%
Net investment income	4.00%	[c]	2.48%	0.67%	0.56%	1.37%	3.89%

[a]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[b]Benefit	of expense reduction is less than 0.01%.
[c]Annualized.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Money Market Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005		2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations - net investment income	0.019		0.023		0.004	0.003	0.011	0.036
Less distributions from net investment income	(0.019)		(0.023)		(0.004)	(0.003)	(0.011)	(0.036)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return[a]	1.90%		2.29%		0.44%	0.27%	1.08%	3.65%
Ratios/supplemental data
Net assets, end of period (000’s)	$972		$962		$887	$590	$479	$952
Ratios to average net assets:
Expenses	0.96%	[b,c]	0.95%	[b]	0.93%	0.91%	0.88%	0.81%
Net investment income	3.75%	[c]	2.23%		0.42%	0.31%	1.12%	3.52%

[a]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[b]Benefit	of expense reduction is less than 0.01%.
[c]Annualized.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin Money Market Fund	Principal[c] Amount	Value
Certificates of Deposit 3.2%
Barclays Bank PLC, New York Branch, 4.97%, 2/09/07	$500,000	$500,029
Calyon North America Inc., New York Branch, 5.06%, 3/02/07	500,000	500,000
Dexia Credit Local , New York Branch, 4.875%, 2/01/07	400,000	400,000

Total Certificates of Deposit (Cost $1,400,029)		1,400,029

[a]Commercial Paper 34.3%
ANZ (Delaware) Inc., 8/10/06	250,000	248,587
Barclays U.S. Funding Corp., 7/18/06 - 9/05/06	500,000	497,004
Commonwealth Bank of Australia, 7/03/06 - 7/24/06 (Australia)	825,000	823,923
General Electric Capital Corp., 7/24/06 - 8/16/06	1,050,000	1,044,868
HBOS Treasury Services, 7/13/06 - 8/24/06 (United Kingdom)	1,946,000	1,937,976
Merrill Lynch & Co. Inc., 7/07/06	1,000,000	999,153
Morgan Stanley Group Inc., 7/05/06 - 7/06/06	2,000,000	1,998,682
Province of British Columbia, 8/14/06 (Canada)	250,000	248,454
Rabobank USA Finance Corp., 7/05/06 - 7/19/06	507,000	506,235
Siemens Capital Corp., 7/17/06 - 8/18/06	1,250,000	1,243,758
Societe Generale North America Inc., 7/06/06 - 8/24/06	1,913,000	1,905,619
Svenska Handelsbanken Inc., 7/06/06 - 9/11/06	600,000	598,589
Toyota Motor Credit Corp., 7/07/06 - 8/10/06	750,000	747,098
UBS AG Finance Delaware Inc., 7/05/06 - 9/05/06	1,897,000	1,888,878

Total Commercial Paper (Cost $14,688,824)		14,688,824

Total Investments before Repurchase Agreements (Cost $16,088,853)		16,088,853

[b]Repurchase Agreements 62.4%
ABN AMRO Bank, 5.20%, 7/03/06, (Maturity Value $6,367,758), Collateralized by U.S. Government Agency Securities, 5.375%, 7/17/09	6,365,000	6,365,000
Barclays De Zoete Wedd Securities Inc., 5.10%, 7/03/06, (Maturity Value $7,002,975), Collateralized by U.S. Government Agency Securities, 4.25%, 5/23/08	7,000,000	7,000,000
Nationsbanc Montgomery Securities, 5.19%, 7/03/06, (Maturity Value $7,003,027), Collateralized by U.S. Government Agency Securities, 5.905%, 4/29/09	7,000,000	7,000,000
Warburg Dillon Read, 5.00%, 7/03/06, (Maturity Value $6,367,652), Collateralized by U.S. Government Agency Securities, 2.50%, 6/15/08	6,365,000	6,365,000

Total Repurchase Agreements (Cost $26,730,000)		26,730,000

Total Investments (Cost $42,818,853) 99.9%		42,818,853
Other Assets, less Liabilities 0.1%		44,801

Net Assets 100.0%		$42,863,654

[a]A	portion or all of the security is traded on a discount basis with no stated coupon rate.
[b]See	Note 1(b) regarding repurchase agreements.
[c]The	principal amount is stated in U.S. dollars unless otherwise stated.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin Money Market Fund
Assets:
Investments in securities, at amortized cost	$16,088,853
Repurchase agreements, at value and cost	26,730,000

Total investments	42,818,853
Cash	4,625
Receivables:
Interest	30,235
Affiliates	50,997

Total assets	42,904,710

Liabilities:
Payables:
Capital shares redeemed	4,851
Affiliates	22,613
Distributions to shareholders	5,097
Reports to shareholders	5,064
Professional fees	3,431

Total liabilities	41,056

Net assets, at value	$42,863,654

Net assets consist of:
Paid-in capital	$42,864,378
Accumulated net realized gain (loss)	(724)

Net assets, at value	$42,863,654

Class 1:
Net assets, at value	$41,891,995

Shares outstanding	41,899,679

Net asset value per share	$1.00

Class 2:
Net assets, at value	$971,659

Shares outstanding	971,830

Net asset value per share	$1.00

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin Money Market Fund
Investment income:
Interest	$1,054,410

Expenses:
Management fees (Note 3a)	140,191
Distribution fees - Class 2 (Note 3c)	1,222
Unaffiliated transfer agent fees	169
Custodian fees (Note 4)	571
Reports to shareholders	10,953
Professional fees	5,348
Trustees’ fees and expenses	232
Other	1,093

Total expenses	159,779
Expense reductions (Note 4)	(52)

Net expenses	159,727

Net investment income	894,683

Net realized gain (loss) from investments	—

Net increase (decrease) in net assets resulting from operations	$894,683

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Money Market Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$894,683	$1,306,838

Distributions to shareholders from:
Net investment income:
Class 1	(883,999)	(1,285,610)
Class 2	(18,539)	(21,228)

Total distributions to shareholders	(902,538)	(1,306,838)

Capital share transactions: (Note 2)
Class 1	(4,850,691)	(12,275,835)
Class 2	10,330	74,930

Total capital share transactions	(4,840,361)	(12,200,905)

Net increase (decrease) in net assets	(4,848,216)	(12,200,905)
Net assets: (there is no undistributed income at beginning or end of period)
Beginning of period	47,711,870	59,912,775

End of period	$42,863,654	$47,711,870

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Money Market Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin Money Market Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 95.34% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily. Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributions from net realized capital gains are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Money Market Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Class 1 Shares:	Amount	Amount
Shares sold	$891,149	$731,051
Shares issued in reinvestment of distributions	879,030	1,285,602
Shares redeemed	(6,620,870)	(14,292,488)

Net increase (decrease)	$(4,850,691)	$(12,275,835)

Class 2 Shares:
Shares sold	$88,245	$144,092
Shares issued in reinvestment of distributions	18,431	21,228
Shares redeemed	(96,346)	(90,390)

Net increase (decrease)	$10,330	$74,930

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Money Market Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of the average daily net assets of Class 2. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2008	$280
2010	444

$724

At June 30, 2006, the cost of investments for book and income tax purposes was the same.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Money Market Fund

6. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

7. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FRANKLIN REAL ESTATE FUND

This semiannual report for Franklin Real Estate Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin Real Estate Fund – Class 1 delivered a +2.22% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Real Estate Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FRE-1

Fund Goals and Main Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark indexes, the Standard & Poor’s 500 Index (S&P 500) and the Dow Jones Wilshire Real Estate Securities Index, which returned +2.71% and +14.07% for the period under review.1

Economic and Market Overview

During the six months ended June 30, 2006, the U.S. economy advanced at a healthy pace. Gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. With slowing home-price appreciation, borrowing against home equity flattened and could have a gradual effect on consumer spending. The core Consumer Price Index (CPI) rose 2.6% for the 12 months ended June 30, 2006, which was higher than the 2.2% 10-year average.2

The Federal Reserve Board (Fed) raised the federal funds target rate from 4.25% to 5.25% in four quarter-point steps. The Fed’s credit-tightening campaign contributed to cooler housing and real estate markets as the cost of credit grew less attractive to most consumers who

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. By concentrating in the industries of the real estate sector, the Fund carries much greater risk of adverse developments affecting that sector than a fund that invests more broadly. Smaller and mid-size company securities can increase the risk of greater price fluctuation, particularly over the short term. The Fund’s prospectus also includes a description of the main investment risks.

FRE-2

were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting and cited rising energy costs and a growing economy as having the potential to sustain inflation pressures.

In this environment, equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +5.22%, the broader S&P 500 returned +2.71% and the technology-heavy NASDAQ Composite Index had a -1.08% return.3 Telecommunications, energy and industrials stocks performed particularly well.

Investment Strategy

We are research driven, fundamental investors. As bottom-up investors, we focus on selecting securities that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Using both qualitative and quantitative analysis, we evaluate security characteristics, the strength and quality of management, and underlying properties. In addition, we may consider other factors, such as the supply and demand outlook for various property types and regional markets.

Manager’s Discussion

During the six-month period, Forest City Enterprises, Vornado Realty Trust and Taberna Realty Financial Trust contributed to the Fund’s total return. Forest City, a long-time Fund holding, positively impacted our portfolio the most. Vornado also benefited the Fund and continued to develop its capabilities to own and manage different types of real estate in its efforts to deliver superior returns to investors. Taberna is a private real estate finance company that agreed to merge with RAIT Investment Trust during the reporting period. Taberna has been a leader in providing innovative financing structures to real estate companies.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FRE-3

Three of the most significant detractors from Fund performance during the period, Hovnanian Enterprises, M.D.C. Holdings and D.R. Horton, were in the homebuilding sector. We continued to hold these companies because they seemed to us prepared to weather the current slowdown. They reacted to recent weakness by slowing land purchases and buying back their shares in the open market. Stock price declines in this sector provided us opportunities to buy stocks we feel could provide positive total returns in the future, which is consistent with our investment strategy.

Thank you for your participation in Franklin Real Estate Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Real Estate Fund

6/30/06

Company Security Type	% of Total Net Assets

M.D.C. Holdings Inc.	5.0%
Homebuilding

Forest City Enterprises Inc., A	4.2%
Real Estate Development

The Macerich Co.	4.2%
Equity REIT - Retail

ProLogis	3.3%
Equity REIT - Industrial

Lennar Corp., A	2.8%
Homebuilding

iStar Financial Inc.	2.8%
Equity REIT - Other

Vornado Realty Trust	2.5%
Equity REIT - Diversified Property

Meritage Homes Corp.	2.5%
Homebuilding

PS Business Parks Inc.	2.4%
Equity REIT - Industrial

KB Home	2.3%
Homebuilding

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRE-4

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Real Estate Fund – Class 1

FRE-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,022.20	$2.41
Hypothetical (5% return before expenses)	$1,000	$1,022.41	$2.41

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.48%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRE-6

SUPPLEMENT DATED AUGUST 14, 2006

TO THE PROSPECTUSES DATED MAY 1, 2006

OF

FRANKLIN REAL ESTATE FUND (The Fund)

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Each of the Class 1 and Class 2 prospectuses is amended by replacing the description of the team responsible for the management of the Fund with the following:

The Fund is managed by the following dedicated professional focused on investments of companies operating in the real estate sector:

Alex W. Peters, CFA VICE PRESIDENT OF ADVISERS	Mr. Peters has been a manager of the Fund since 2003, and has been with Franklin Templeton Investments since 1992. He has primary responsibility for the investments of the Fund. Mr. Peters has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts he manages and his ownership of Fund shares.

Please keep this supplement for future reference

FRE-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Real Estate Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 1		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$32.55	$30.87	$23.91	$18.05	$18.14	$17.47

Income from investment operations[a]:
Net investment income[b]	0.26	0.70	0.75	0.74	0.75	0.74
Net realized and unrealized gains (losses)	0.37	3.38	6.78	5.67	(0.30)	0.65

Total from investment operations	0.63	4.08	7.53	6.41	0.45	1.39

Less distributions from:
Net investment income	(0.75)	(0.49)	(0.53)	(0.55)	(0.54)	(0.72)
Net realized gains	(2.62)	(1.91)	(0.04)	—	—	—

Total distributions	(3.37)	(2.40)	(0.57)	(0.55)	(0.54)	(0.72)

Net asset value, end of period	$29.81	$32.55	$30.87	$23.91	$18.05	$18.14

Total return[c]	2.22%	13.74%	32.19%	36.08%	2.25%	8.19%
Ratios/supplemental data
Net assets, end of period (000’s)	$132,086	$145,425	$152,451	$134,468	$112,991	$134,058
Ratios to average net assets:
Expenses	0.48% [d,e]	0.49% [e]	0.50% [e]	0.53%	0.57%	0.59%
Net investment income	1.53% [d]	2.32%	3.00%	3.62%	4.23%	4.25%
Portfolio turnover rate	21.98%	36.10%	39.42%	15.44%	18.13%	34.21%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Annualized.
[e]	Benefit of expense reduction is less than 0.01%.

See notes to financial statements.

FRE-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Real Estate Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 2		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$32.08	$30.49	$23.65	$17.88	$17.99	$17.38

Income from investment operations[a]:
Net investment income[b]	0.21	0.64	0.72	0.74	0.76	0.80
Net realized and unrealized gains (losses)	0.37	3.30	6.65	5.55	(0.35)	0.52

Total from investment operations	0.58	3.94	7.37	6.29	0.41	1.32

Less distributions from:
Net investment income	(0.68)	(0.44)	(0.49)	(0.52)	(0.52)	(0.71)
Net realized gains	(2.62)	(1.91)	(0.04)	—	—	—

Total distributions	(3.30)	(2.35)	(0.53)	(0.52)	(0.52)	(0.71)

Net asset value, end of period	$29.36	$32.08	$30.49	$23.65	$17.88	$17.99

Total return[c]	2.09%	13.47%	31.80%	35.75%	2.07%	7.88%
Ratios/supplemental data
Net assets, end of period (000’s)	$1,362,618	$1,343,868	$1,005,647	$522,415	$249,116	$95,891
Ratios to average net assets:
Expenses	0.73% [d,e]	0.74% [e]	0.75% [e]	0.78%	0.82%	0.84%
Net investment income	1.28% [d]	2.07%	2.75%	3.37%	3.98%	4.60%
Portfolio turnover rate	21.98%	36.10%	39.42%	15.44%	18.13%	34.21%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.

See notes to financial statements.

FRE-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin Real Estate Fund	Country	Shares	Value
Common Stocks 94.7%
Consumer Services 1.2%
Starwood Hotels & Resorts Worldwide Inc.	United States	303,100	$18,289,054

Equity REIT - Apartments 4.3%
Boardwalk REIT	Canada	1,503,500	33,629,214
Education Realty Trust Inc.	United States	287,000	4,778,550
GMH Communities Trust	United States	1,937,500	25,536,250

			63,944,014

Equity REIT - Diversified Property 5.3%
Ashford Hospitality Trust	United States	1,149,100	14,501,642
Lexington Corporate Properties Trust	United States	349,600	7,551,360
Liberty Property Trust	United States	445,100	19,673,420
Vornado Realty Trust	United States	390,200	38,064,010

			79,790,432

Equity REIT - Health Care 1.9%
Ventas Inc.	United States	841,688	28,516,389

Equity REIT - Hotels 4.2%
Eagle Hospitality Properties Trust Inc.	United States	684,300	6,589,809
Host Hotels & Resorts Inc.	United States	1,365,014	29,852,856
LaSalle Hotel Properties	United States	381,300	17,654,190
Sunstone Hotel Investors Inc.	United States	311,700	9,058,002

			63,154,857

Equity REIT - Industrial 6.8%
First Potomac Realty Trust	United States	528,900	15,755,931
ProLogis	United States	949,747	49,500,814
PS Business Parks Inc.	United States	613,800	36,214,200

			101,470,945

Equity REIT - Office 6.7%
BioMed Realty Trust Inc.	United States	649,900	19,458,006
Brandywine Realty Trust	United States	671,300	21,595,721
Corporate Office Properties Trust	United States	578,600	24,347,488
Cousins Properties Inc.	United States	90,800	2,808,444
Digital Realty Trust Inc.	United States	875,400	21,613,626
Parkway Properties Inc.	United States	222,000	10,101,000

			99,924,285

Equity REIT - Other 6.7%
Capital Trust Inc., A	United States	329,000	11,718,980
Entertainment Properties Trust	United States	358,900	15,450,645
HomeBanc Corp.	United States	292,200	2,320,068
iStar Financial Inc.	United States	1,105,600	41,736,400
[a]MortgageIT Holdings Inc.	United States	1,480,500	17,854,830
Redwood Trust Inc.	United States	213,000	10,400,790

			99,481,713

FRE-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Real Estate Fund	Country	Shares	Value
Common Stocks (continued)
Equity REIT - Retail 16.4%
CBL & Associates Properties Inc.	United States	326,700	$12,718,431
[a]Cedar Shopping Centers Inc.	United States	1,756,900	25,861,568
General Growth Properties Inc.	United States	541,200	24,386,472
Glimcher Realty Trust	United States	240,200	5,959,362
Kimco Realty Corp.	United States	604,100	22,043,609
Kite Realty Group Trust	United States	1,385,600	21,601,504
The Macerich Co.	United States	894,100	62,765,820
Pennsylvania REIT	United States	148,400	5,990,908
Ramco-Gershenson Properties Trust	United States	211,800	5,703,774
Regency Centers Corp.	United States	304,400	18,918,460
Simon Property Group Inc.	United States	387,445	32,134,688
Tanger Factory Outlet Centers Inc.	United States	213,600	6,914,232

			244,998,828

Equity REIT - Storage 4.5%
Extra Space Storage Inc.	United States	1,200,000	19,488,000
Public Storage Inc.	United States	281,200	21,343,080
U-Store-It Trust	United States	1,412,300	26,635,978

			67,467,058

Finance 6.7%
Affordable Residential Communities	United States	1,130,800	12,156,100
Brookfield Asset Management Inc., A	Canada	691,500	28,075,239
CharterMac LP	United States	826,100	15,456,331
Doral Financial Corp.	Puerto Rico	259,500	1,663,395
Newcastle Investment Corp.	United States	1,022,100	25,879,572
[b]Taberna Realty Finance Trust, 144A	United States	1,109,200	16,638,000

			99,868,637

Homebuilding 23.3%
Centex Corp.	United States	267,000	13,430,100
D.R. Horton Inc.	United States	1,394,300	33,212,226
[c]Hovnanian Enterprises Inc., A	United States	1,000,000	30,080,000
KB Home	United States	759,000	34,800,150
Lennar Corp., A	United States	941,900	41,792,103
M.D.C. Holdings Inc.	United States	1,433,500	74,441,655
[c]Meritage Homes Corp.	United States	798,400	37,724,400
[c]NVR Inc.	United States	39,419	19,364,584
Pulte Homes Inc.	United States	252,700	7,275,233
The Ryland Group Inc.	United States	616,300	26,852,191
Standard Pacific Corp.	United States	572,900	14,723,530
[c]Toll Brothers Inc.	United States	568,500	14,536,545

			348,232,717

Real Estate Development 5.5%
Brookfield Properties Corp.	Canada	353,340	11,366,948
Forest City Enterprises Inc., A	United States	1,267,400	63,255,934
[b,c]Killam Properties Inc., 144A	Canada	2,258,500	5,362,205
The St. Joe Co.	United States	49,800	2,317,692

			82,302,779

FRE-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Real Estate Fund	Country	Shares	Value
Common Stocks (continued)
Real Estate Investment Trust 1.2%
Strategic Hotels & Resorts Inc.	United States	867,700	$17,996,099

Total Common Stocks (Cost $1,136,789,950)			1,415,437,807

		Principal Amount
Short Term Investment (Cost $72,684,389) 4.9%
Repurchase Agreement 4.9%
[d]Joint Repurchase Agreement, 4.968%, 7/03/06 (Maturity Value $72,714,481)	United States	$72,684,389	72,684,389
ABN AMRO Bank, N.V., New York Branch (Maturity Value $6,489,767)
Banc of America Securities LLC (Maturity Value $6,489,767)
Barclays Capital Inc. (Maturity Value $6,489,767)
Bear, Stearns & Co. Inc. (Maturity Value $6,489,767)
BNP Paribas Securities Corp. (Maturity Value $6,489,767)
Deutsche Bank Securities Inc. (Maturity Value $2,595,907)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $6,489,767)
Greenwich Capital Markets Inc. (Maturity Value $6,489,767)
Lehman Brothers Inc. (Maturity Value $5,220,904)
Merrill Lynch Government Securities Inc. (Maturity Value $6,489,767)
Morgan Stanley & Co. Inc. (Maturity Value $6,489,767)
UBS Securities LLC (Maturity Value $6,489,767)
Collateralized by U.S. Government Agency Securities, 2.625 - 7.125%, 7/15/06 - 5/15/11; and U.S. Treasury Notes, 3.50 - 5.125%, 1/15/11 - 6/30/11

Total Investments (Cost $1,209,474,339) 99.6%			1,488,122,196
Other Assets, less Liabilities 0.4%			6,581,738

Net Assets 100.0%			$1,494,703,934

Selected Portfolio Abbreviation

REIT - Real Estate Investment Trust

[a]See	Note 7 regarding holdings of 5% voting securities.
[b]Security	was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the aggregate value of these securities was $22,000,205, representing 1.47% of net assets.
[c]Non-income	producing for the twelve months ended June 30, 2006.
[d]See	Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FRE-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin Real Estate Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,094,229,376
Cost - Non-controlled affiliated issuers (Note 7)	42,560,574
Cost - Repurchase agreements	72,684,389

Total cost of investments	$1,209,474,339

Value - Unaffiliated issuers	$1,371,721,409
Value - Non-controlled affiliated issuers (Note 7)	43,716,398
Value - Repurchase agreements	72,684,389

Total value of investments	1,488,122,196
Receivables:
Investment securities sold	13,101,582
Capital shares sold	149,767
Dividends	4,596,900
Other (Note 8)	22,179

Total assets	1,505,992,624

Liabilities:
Payables:
Investment securities purchased	7,554,029
Capital shares redeemed	1,410,611
Affiliates	1,132,851
Funds advanced by custodian	1,185,088
Accrued expenses and other liabilities	6,111

Total liabilities	11,288,690

Net assets, at value	$1,494,703,934

Net assets consist of:
Paid-in capital	$1,135,672,788
Undistributed net investment income	15,105,192
Net unrealized appreciation (depreciation)	278,648,147
Accumulated net realized gain (loss)	65,277,807

Net assets, at value	$1,494,703,934

Class 1:
Net assets, at value	$132,085,632

Shares outstanding	4,431,376

Net asset value and maximum offering price per share	$29.81

Class 2:
Net assets, at value	$1,362,618,302

Shares outstanding	46,417,175

Net asset value and maximum offering price per share	$29.36

See notes to financial statements.

FRE-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin Real Estate Fund
Investment income:
Dividends:
Unaffiliated issuers	$10,039,811
Non-controlled affiliated issuers (Note 7)	2,216,369
Interest	3,186,685
Other income (Note 8)	22,179

Total investment income	15,465,044

Expenses:
Management fees (Note 3a)	3,577,725
Distribution fees - Class 2 (Note 3c)	1,745,949
Unaffiliated transfer agent fees	4,832
Custodian fees (Note 4)	16,360
Reports to shareholders	69,473
Professional fees	23,665
Trustees’ fees and expenses	4,593
Other	18,404

Total expenses	5,461,001
Expense reductions (Note 4)	(3,487)

Net expenses	5,457,514

Net investment income	10,007,530

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments
Unaffiliated Issuers	57,991,133
Non-controlled affiliated issuers (Note 7)	9,261,436
Realized gain distributions from REITS	5,318,962
Foreign currency transactions	(7,228)

Net realized gain (loss)	72,564,303

Net change in unrealized appreciation (depreciation) on:
Investments	(53,742,003)
Translation of assets and liabilities denominated in foreign currencies	(3,809)

Net change in unrealized appreciation (depreciation)	(53,745,812)

Net realized and unrealized gain (loss)	18,818,491

Net increase (decrease) in net assets resulting from operations	$28,826,021

See notes to financial statements.

FRE-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Real Estate Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$10,007,530	$27,665,852
Net realized gain (loss) from investments, realized gain distribution from REITS and foreign currency transactions	72,564,303	120,309,653
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(53,745,812)	25,146,235

Net increase (decrease) in net assets resulting from operations	28,826,021	173,121,740

Distributions to shareholders from:
Net investment income:
Class 1	(2,972,697)	(2,239,960)
Class 2	(28,165,696)	(16,328,995)
Net realized gains:
Class 1	(10,457,689)	(8,692,625)
Class 2	(109,387,703)	(70,236,345)

Total distributions to shareholders	(150,983,785)	(97,497,925)

Capital share transactions: (Note 2)
Class 1	(3,325,300)	(14,607,962)
Class 2	130,893,311	270,179,736

Total capital share transactions	127,568,011	255,571,774

Net increase (decrease) in net assets	5,410,247	331,195,589
Net assets:
Beginning of period	1,489,293,687	1,158,098,098

End of period	$1,494,703,934	$1,489,293,687

Undistributed net investment income included in net assets:
End of period	$15,105,192	$36,236,055

See notes to financial statements.

FRE-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Real Estate Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin Real Estate Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 59.31% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign

FRE-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Real Estate Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

FRE-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Real Estate Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	15,183	$516,613	66,974	$2,110,829
Shares issued in reinvestment of distributions	463,277	13,430,386	359,270	10,932,585
Shares redeemed	(514,689)	(17,272,299)	(896,385)	(27,651,376)

Net increase (decrease)	(36,229)	$(3,325,300)	(470,141)	$(14,607,962)

Class 2 Shares:
Shares sold	2,044,595	$68,180,459	7,617,433	$231,904,673
Shares issued in reinvestment of distributions	4,816,295	137,553,399	2,882,629	86,565,340
Shares redeemed	(2,337,453)	(74,840,547)	(1,594,165)	(48,290,277)

Net increase (decrease)	4,523,437	$130,893,311	8,905,897	$270,179,736

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

FRE-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Real Estate Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $8,617.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,210,434,651

Unrealized appreciation	$364,481,262
Unrealized depreciation	(86,793,717)

Net unrealized appreciation (depreciation)	$277,687,545

FRE-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Real Estate Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $374,207,580 and $309,807,490, respectively.

7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2006 were as shown below.

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Cedar Shopping Centers Inc.	1,756,900	—	—	1,756,900	25,861,568	790,605	—
Digital Realty Trust Inc.	1,510,500	—	635,100	875,400	[a]	632,264	9,261,436
MortgageIT Holdings Inc.	336,100	1,144,400	—	1,480,500	17,854,830	793,500	—

Total Non-Controlled Affiliates (2.92% of Net Assets)					$43,716,398	$2,216,369	$9,261,436

[a]As	of June 30, 2006, no longer an affiliate

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

FRE-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Real Estate Fund

8. REGULATORY MATTERS (continued)

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

9. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FRE-21

FRANKLIN RISING DIVIDENDS SECURITIES FUND

This semiannual report for Franklin Rising Dividends Securities Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin Rising Dividends Securities Fund – Class 1 delivered a +5.22% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Rising Dividends Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500), which posted a +2.71% total return for the same period.1

Economic and Market Overview

During the six months ended June 30, 2006, the U.S. economy advanced at a healthy pace. Gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. With slowing home-price appreciation, borrowing against home equity flattened and could have a gradual effect on consumer spending. The core Consumer Price Index (CPI) rose 2.6% for the 12 months ended June 30, 2006, which was higher than the 2.2% 10-year average.2

The Federal Reserve Board (Fed) raised the federal funds target rate from 4.25% to 5.25% in four quarter-point steps. The effects of the Fed’s credit-tightening campaign contributed to cooler housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens,

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Small and midsize company securities can increase the risk of greater price fluctuation, particularly over the short term. By having significant investments in particular sectors from time to time, the Fund may experience more volatility than a fund with a more broadly diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

low personal savings and historically high gas prices. Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting and cited rising energy costs and a growing economy as having the potential to sustain inflation pressures.

In this environment, equity markets experienced dramatic swings late in the period. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average rose 5.22%, the broader S&P 500 gained 2.71% and the technology-heavy NASDAQ Composite Index lost 1.08%.3

Investment Strategy

We are a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

Significant positive contributors to the Fund’s return during the six months ended June 30, 2006, included Nucor, Roper Industries and West Pharmaceutical Services. Steel producer Nucor generated earnings well in excess of previous cyclical peaks, and the company indicated that steel demand continued to be strong in the second quarter of 2006. Nucor has increased its regular dividend for the last 33 consecutive years and doubled its special dividend again during the period. Roper, a diversified industrial company, reported strong growth in sales and earnings in both its imaging and radio frequency technology segments. Roper has increased its dividend for 13 consecutive years. The year also got off to a good start for West Pharmaceutical as sales, especially in Europe, were stronger than expected, and its operating results benefited

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FRD-3

from manufacturing efficiencies and an improved product mix. West also has 13 years of dividend increases.

Three declining stocks in the period were American International Group, Freddie Mac and Teleflex. Global insurer American International Group reported relatively weak results in its foreign life insurance segment for 2006’s first quarter. Investors appeared to be still evaluating the change in the company’s senior management that occurred last year and into 2006. The company has 20 years of dividend increases. Shares of Freddie Mac, the government-sponsored mortgage financier, were impacted by investor uncertainty about whether changes will be made to the company’s regulatory regime, which has come under scrutiny lately. Also, Freddie Mac is not yet current in filing quarterly financial statements. The company has increased its dividend each of the last 14 years. Diversified manufacturer Teleflex reported disappointing earnings in first quarter 2006 and pre-announced a weak second quarter. Operating problems in Teleflex’s medical segment depressed earnings. Teleflex’s 14% dividend increase during the period marked 29 straight years of dividend increases.

The Fund initiated a new position in Cintas. Although Cintas’ core business is renting and selling uniforms, the company has expanded its offerings to include products and services related to sanitation, first aid, document management, and fire and safety. Cintas has increased its dividend for 23 years. The one position we significantly increased was Erie Indemnity. Erie is the management company for the Erie Insurance Exchange, an auto and home insurer. Erie has 26 years of dividend increases.

During the period, the Fund sold its positions in Diebold, Kaydon and Baldor Electric. Although Diebold has increased its dividend for 53 consecutive years, its dividend growth rate slowed to the point that the company no longer meets our screening criteria. Kaydon has not increased its dividend in more than five years despite having strong operating results in recent years. Baldor Electric was a small position and no longer came close to meeting our valuation screen for additional purchases. The Fund’s position in the aforementioned Nucor was also profitably reduced following what we believed to be exceptionally strong stock performance.

Our 10 largest positions on June 30, 2006, represented 40.3% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a

Top 10 Holdings

Franklin Rising Dividends Securities Fund

6/30/06

Company Sector/Industry	% of Total Net Assets

Roper Industries Inc.	4.6%
Producer Manufacturing

Carlisle Cos. Inc.	4.5%
Producer Manufacturing

United Technologies Corp.	4.3%
Producer Manufacturing

American International Group Inc.	4.0%
Finance

General Electric Co.	4.0%
Producer Manufacturing

Freddie Mac	3.9%
Finance

Family Dollar Stores Inc.	3.9%
Retail Trade

Erie Indemnity Co., A	3.7%
Finance

Pfizer Inc.	3.7%
Health Technology

Praxair Inc.	3.7%
Process Industries

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRD-4

simple average of statistical measures. On average, these 10 companies have raised their dividends 23 years in a row and by 321% in the past 10 years. Their most recent year-over-year dividend increases averaged 18% with a yield of 2.1% and a dividend payout ratio of 31%, based on estimates of calendar year 2006 operating earnings. The average price/earnings ratio was 15.7 times calendar year 2006 estimates versus 15.5 for that of the unmanaged S&P 500 on June 30, 2006.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-5

Franklin Rising Dividends Securities Fund – Class 1

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

FRD-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,052.20	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.06

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.61%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRD-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 1		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.11	$17.75	$16.28	$13.57	$14.19	$13.23

Income from investment operations:[a]
Net investment income[b]	0.14	0.28	0.26	0.19	0.16	0.18
Net realized and unrealized gains (losses)	0.80	0.36	1.55	3.10	(0.30)	1.60

Total from investment operations	0.94	0.64	1.81	3.29	(0.14)	1.78

Less distributions from:
Net investment income	(0.24)	(0.18)	(0.12)	(0.14)	(0.19)	(0.01)
Net realized gains	(0.10)	(0.10)	(0.22)	(0.44)	(0.29)	(0.81)

Total distributions	(0.34)	(0.28)	(0.34)	(0.58)	(0.48)	(0.82)

Net asset value, end of period	$18.71	$18.11	$17.75	$16.28	$13.57	$14.19

Total return[c]	5.22%	3.68%	11.25%	24.88%	(1.32)%	13.90%
Ratios/supplemental data
Net assets, end of period (000’s)	$276,763	$292,223	$326,883	$326,663	$292,881	$347,336
Ratios to average net assets:
Expenses	0.61% [d,e]	0.62% [e]	0.69% [e]	0.76%	0.78%	0.76%
Net investment income	1.55% [d]	1.65%	1.56%	1.39%	1.11%	1.36%
Portfolio turnover rate	3.79%	2.26%	2.78%	9.54%	14.06%	11.78%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.

See notes to financial statements.

FRD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 2		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.84	$17.51	$16.09	$13.44	$14.09	$13.18

Income from investment operations:[a]
Net investment income[b]	0.12	0.24	0.22	0.17	0.13	0.15
Net realized and unrealized gains (losses)	0.78	0.34	1.53	3.05	(0.31)	1.58

Total from investment operations	0.90	0.58	1.75	3.22	(0.18)	1.73

Less distributions from:
Net investment income	(0.21)	(0.15)	(0.11)	(0.13)	(0.18)	(0.01)
Net realized gains	(0.10)	(0.10)	(0.22)	(0.44)	(0.29)	(0.81)

Total distributions	(0.31)	(0.25)	(0.33)	(0.57)	(0.47)	(0.82)

Net asset value, end of period	$18.43	$17.84	$17.51	$16.09	$13.44	$14.09

Total return[c]	5.04%	3.43%	11.00%	24.59%	(1.58)%	13.57%
Ratios/supplemental data
Net assets, end of period (000’s)	$1,591,375	$1,423,827	$997,800	$343,675	$63,879	$11,831
Ratios to average net assets:
Expenses	0.86% [d,e]	0.87% [e]	0.94% [e]	1.01%	1.03%	1.01%
Net investment income	1.30% [d]	1.40%	1.31%	1.14%	0.86%	1.13%
Portfolio turnover rate	3.79%	2.26%	2.78%	9.54%	14.06%	11.78%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.

See notes to financial statements.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks 97.8%
Commercial Services 2.1%
ABM Industries Inc.	969,400	$16,576,740
Cintas Corp.	583,500	23,199,960

		39,776,700

Consumer Durables 2.6%
Leggett & Platt Inc.	1,737,700	43,407,746
Russ Berrie and Co. Inc.	362,400	4,443,024

		47,850,770

Consumer Non-Durables 9.4%
Alberto-Culver Co.	1,232,450	60,044,964
Lancaster Colony Corp.	35,200	1,389,344
McCormick & Co. Inc.	1,438,895	48,274,927
The Procter & Gamble Co.	1,131,900	62,933,640
Superior Uniform Group Inc.	237,100	3,106,010

		175,748,885

Electronic Technology 0.0%[a]
Cohu Inc.	50,300	882,765

Finance 33.3%
AFLAC Inc.	1,212,600	56,204,010
American International Group Inc.	1,268,200	74,887,210
Arthur J. Gallagher & Co.	627,500	15,900,850
Erie Indemnity Co., A	1,343,588	69,866,576
Fannie Mae	494,000	23,761,400
Freddie Mac	1,286,008	73,315,316
Mercantile Bankshares Corp.	360,787	12,869,272
Mercury General Corp.	154,200	8,692,254
Old Republic International Corp.	2,760,808	58,998,467
Peoples Bancorp Inc.	159,979	4,773,774
RLI Corp.	423,312	20,395,172
State Street Corp.	1,101,400	63,980,326
SunTrust Banks Inc.	442,104	33,714,851
TrustCo Bank Corp. NY	328,588	3,621,040
U.S. Bancorp	1,842,549	56,897,913
Washington Mutual Inc.	960,200	43,765,916

		621,644,347

Health Technology 10.6%
Becton Dickinson and Co.	510,200	31,188,526
Hillenbrand Industries Inc.	1,174,800	56,977,800
Pfizer Inc.	2,944,300	69,102,721
West Pharmaceutical Services Inc.	1,125,600	40,836,768

		198,105,815

Non-Energy Minerals 2.3%
Nucor Corp.	794,602	43,107,158

Process Industries 5.7%
Bemis Co. Inc.	936,200	28,666,444
Donaldson Co. Inc.	289,800	9,815,526
Praxair Inc.	1,271,600	68,666,400

		107,148,370

FRD-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Producer Manufacturing 26.2%
Brady Corp., A	974,879	$35,914,542
Carlisle Cos. Inc.	1,064,200	84,391,060
Dover Corp.	1,349,700	66,715,671
General Electric Co.	2,266,600	74,707,136
Graco Inc.	356,112	16,374,030
Nordson Corp.	141,800	6,973,724
Roper Industries Inc.	1,850,000	86,487,500
Superior Industries International Inc.	204,198	3,734,782
Teleflex Inc.	605,200	32,692,904
United Technologies Corp.	1,273,300	80,752,686

		488,744,035

Retail Trade 3.9%
Family Dollar Stores Inc.	2,944,900	71,943,907

Technology Services 1.7%
Reynolds and Reynolds Co., A	1,054,700	32,347,649

Total Common Stocks (Cost $1,466,520,821)		1,827,300,401

Short Term Investment (Cost $39,034,420) 2.1%
Money Market Fund 2.1%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.83%	39,034,420	39,034,420

Total Investments (Cost $1,505,555,241) 99.9%		1,866,334,821
Other Assets, less Liabilities 0.1%		1,803,861

Net Assets 100.0%		$1,868,138,682

[a]	Rounds to less than 0.1% of net assets.
[b]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

See notes to financial statements.

FRD-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,466,520,821
Cost - Sweep Money Fund (Note 7)	39,034,420

Total cost of investments	$1,505,555,241

Value - Unaffiliated issuers	$1,827,300,401
Value - Sweep Money Fund (Note 7)	39,034,420

Total value of investments	1,866,334,821
Receivables:
Capital shares sold	4,325,290
Dividends	2,893,870
Other (Note 8)	21,642

Total assets	$1,873,575,623

Liabilities:
Payables:
Investment securities purchased	2,073,979
Capital shares redeemed	1,764,541
Affiliates	1,568,012
Accrued expenses and other liabilities	30,409

Total liabilities	5,436,941

Net assets, at value	$1,868,138,682

Net assets consist of:
Paid-in capital	$1,480,486,214
Undistributed net investment income	12,154,587
Net unrealized appreciation (depreciation)	360,779,580
Accumulated net realized gain (loss)	14,718,301

Net assets, at value	$1,868,138,682

Class 1:
Net assets, at value	$276,763,479

Shares outstanding	14,795,286

Net asset value and maximum offering price per share	$18.71

Class 2:
Net assets, at value	$1,591,375,203

Shares outstanding	86,334,266

Net asset value and maximum offering price per share	$18.43

See notes to financial statements.

FRD-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin Rising Dividends Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$18,702,076
Sweep Money Fund (Note 7)	903,394
Other income (Note 8)	21,642

Total investment income	19,627,112

Expenses:
Management fees (Note 3a)	5,408,280
Distribution fees - Class 2 (Note 3c)	1,916,340
Unaffiliated transfer agent fees	5,204
Custodian fees (Note 4)	15,925
Reports to shareholders	78,129
Professional fees	23,255
Trustees’ fees and expenses	4,391
Other	19,031

Total expenses	7,470,555
Expense reductions (Note 4)	(159)

Net expenses	7,470,396

Net investment income	12,156,716

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	15,202,717
Net change in unrealized appreciation (depreciation) on investments	58,286,033

Net realized and unrealized gain (loss)	73,488,750

Net increase (decrease) in net assets resulting from operations	$85,645,466

See notes to financial statements.

FRD-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$12,156,716	$22,051,638
Net realized gain (loss) from investments	15,202,717	9,641,359
Net change in unrealized appreciation (depreciation) on investments	58,286,033	30,672,043

Net increase (decrease) in net assets resulting from operations	85,645,466	62,365,040

Distributions to shareholders from:
Net investment income:
Class 1	(3,557,246)	(3,069,938)
Class 2	(17,374,522)	(10,934,889)
Net realized gains:
Class 1	(1,432,271)	(1,827,676)
Class 2	(8,224,725)	(7,458,191)

Total distributions to shareholders	(30,588,764)	(23,290,694)

Capital share transactions: (Note 2)
Class 1	(25,644,949)	(39,815,762)
Class 2	122,677,553	392,107,967

Total capital share transactions	97,032,604	352,292,205

Net increase (decrease) in net assets	152,089,306	391,366,551
Net assets:
Beginning of period	1,716,049,376	1,324,682,825

End of period	$1,868,138,682	$1,716,049,376

Undistributed net investment income included in net assets:
End of period	$12,154,587	$20,929,639

See notes to financial statements.

FRD-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Rising Dividends Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	190,467	$3,638,818	756,627	$13,148,749
Shares issued in reinvestment of distributions	270,875	4,989,517	282,446	4,897,614
Shares redeemed	(1,799,063)	(34,273,284)	(3,321,270)	(57,862,125)

Net increase (decrease)	(1,337,721)	$(25,644,949)	(2,282,197)	$(39,815,762)

Class 2 Shares:
Shares sold	8,952,545	$168,428,630	24,862,959	$426,796,314
Shares issued in reinvestment of distributions	1,410,427	25,599,247	1,075,619	18,393,080
Shares redeemed	(3,837,533)	(71,350,324)	(3,120,733)	(53,081,427)

Net increase (decrease)	6,525,439	$122,677,553	22,817,845	$392,107,967

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

FRD-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted on the Statement of Operations.

5. INCOME TAXES

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,506,620,878

Unrealized appreciation	$409,338,514
Unrealized depreciation	(49,624,571)

Net unrealized appreciation (depreciation)	$359,713,943

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $141,283,214 and $67,911,932, respectively.

FRD-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Rising Dividends Securities Fund

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

9. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FRD-18

FRANKLIN SMALL CAP VALUE SECURITIES FUND

We are pleased to bring you Franklin Small Cap Value Securities Fund’s semiannual report for the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin Small Cap Value Securities Fund – Class 1 delivered a +10.97% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Small Cap Value Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. For this Fund, small-capitalization companies are those with market capitalization values not exceeding $2.5 billion at the time of purchase. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the Russell 2500™ Value Index, which returned +7.67%.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the six months ended June 30, 2006, the U.S. economy advanced at a healthy pace. Gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. With slowing home-price appreciation, borrowing against home equity flattened and could have a gradual effect on consumer spending. The core Consumer Price Index (CPI) rose 2.6% for the 12 months ended June 30, 2006, which was higher than the 2.2% 10-year average.2

The Federal Reserve Board (Fed) raised the federal funds target rate from 4.25% to 5.25% in four quarter-point steps. The Fed’s

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, their prospects for growth are less certain than those of larger, more established companies and their securities are more volatile, especially over the short term. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

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credit-tightening campaign contributed to cooler housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting and cited rising energy costs and a growing economy as having the potential to sustain inflation pressures.

In this environment, equity markets experienced dramatic swings late in the period. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average rose 5.22%, the broader Standard & Poor’s 500 Index (S&P 500) gained 2.71% and the technology-heavy NASDAQ Composite Index lost 1.08%.3 Telecommunications, energy and industrials stocks performed particularly well.

Investment Strategy

We are a research driven, fundamental investment adviser pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential. These might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, in our opinion, or companies that may be potential turnaround candidates or takeover targets.

Manager’s Discussion

During the six months under review, the Fund’s performance benefited from a variety of sectors. The non-energy minerals sector was a top contributor to performance due to the Fund’s steel holdings: Steel Dynamics (+86%), United States Steel (+46%) and Reliance Steel & Aluminum (+36%). One of our best performing stocks was Aztar, a casino and hotel operator, which appreciated in value 71% during the period as a bidding war for the company began in mid-March with a $38 per share cash offer and ended in mid-May after 13 bids with a cash offer worth $54, a 76% increase over the closing price the day before the initial bid. Two companies held in the Fund’s portfolio announced takeovers

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

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during the period. Hughes Supply made public in January that Home Depot made a cash bid to acquire the company at an 18% premium to the stock prior to the announcement; and Russell Corp. announced in April that Berkshire Hathaway offered to buy the company for $18 per share in cash, a 38% increase over the prior day’s closing price.

Despite the Fund’s positive performance, several stocks declined in value during the reporting period. The Fund’s commercial services sector holding, ABM Industries, declined in value 12% as the company’s fiscal first quarter 2006 income from continuing operations was down 29% versus the same period in 2005. The consumer durables sector generally performed poorly, partly due to the Fund’s homebuilding industry holdings, as home sales slowed due largely to higher interest rates. D.R. Horton declined in value 33% and M/I Homes fell 14% for the reporting period, while M.D.C. Holdings was down 5% since our purchase late in the period. Another significant detractor from performance was closeout home furnishings retailer Tuesday Morning’s stock, which declined 35% following two disappointing quarterly earnings reports.

The Fund experienced significant net inflows during the six-month period, and we used a portion of the inflows to invest in nine new positions. A recent addition was Bowater, a newsprint and paper manufacturer. At period-end, Bowater traded at 1.0 times book value and had a current yield of 3.8%. Another value addition was The Warnaco Group, an intimate apparel manufacturer, which traded at 1.3 times book value and 15.3 times 2006 earnings estimates. We also initiated a position in Atmos Energy, a natural gas distributor, trading at 1.3 times book value and yielding 4.5% at period-end. Furthermore, we added significantly to several existing positions: Apogee Enterprises, Casey’s General Stores and Regis Corp. We liquidated six positions during the period, three as a result of takeovers and three because we believed they were fully valued.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Value Securities Fund 6/30/06

Company Sector/Industry	% of Total Net Assets

Steel Dynamics Inc.	2.6%
Non-Energy Minerals

Thor Industries Inc.	2.2%
Consumer Durables

Graco Inc.	1.8%
Producer Manufacturing

Regis Corp.	1.8%
Retail Trade

Mine Safety Appliances Co.	1.7%
Producer Manufacturing

Gymboree Corp.	1.7%
Retail Trade

Reliance Steel & Aluminum Co.	1.6%
Non-Energy Minerals

Mueller Industries Inc.	1.6%
Producer Manufacturing

Genesee & Wyoming Inc.	1.6%
Transportation

CONSOL Energy Inc.	1.5%
Energy Minerals

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small Cap Value Securities Fund – Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,109.70	$3.30
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.63%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FSV-6

SUPPLEMENT DATED AUGUST 14, 2006

TO THE PROSPECTUSES DATED MAY 1, 2006

OF

FRANKLIN SMALL CAP VALUE SECURITIES FUND (The Fund)

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Effective November 1, 2006, each of the Class 1 and Class 2 prospectuses is amended by revising the first paragraph under “Main Investments” to read as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. For this Fund small cap companies are those companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) not exceeding $3.5 billion at the time of purchase. Under normal market conditions the Fund invests predominantly in equity securities.

Please keep this supplement for future reference

FSV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.02		$15.85	$12.81	$9.70	$10.97	$9.86

Income from investment operations:[a]
Net investment income[b]	0.09		0.17	0.21	0.06	0.07	0.11
Net realized and unrealized gains (losses)	1.75		1.24	2.87	3.08	(1.01)	1.29

Total from investment operations	1.84		1.41	3.08	3.14	(0.94)	1.40

Less distributions from:
Net investment income	(0.16)		(0.14)	(0.04)	(0.03)	(0.05)	(0.05)
Net realized gains	(0.66)		(0.10)	—	—	(0.28)	(0.24)

Total distributions	(0.82)		(0.24)	(0.04)	(0.03)	(0.33)	(0.29)

Net asset value, end of period	$18.04		$17.02	$15.85	$12.81	$9.70	$10.97

Total return[c]	10.97%		8.99%	24.09%	32.47%	(9.05)%	14.21%
Ratios/supplemental data
Net assets, end of period (000’s)	$55,190		$52,632	$50,401	$37,108	$28,720	$32,604
Ratios to average net assets:
Expenses	0.63%	[d,e]	0.64% [e]	0.67% [e]	0.74%	0.76%	0.77%
Net investment income	0.98%	[d]	1.05%	1.59%	0.63%	0.63%	1.07%
Portfolio turnover rate	9.36%	[f]	11.03%	9.50%	12.52%	5.11%	40.54%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 8.

See notes to financial statements.

FSV-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.79		$15.65	$12.67	$9.61	$10.89	$9.81

Income from investment operations:[a]
Net investment income[b]	0.07		0.13	0.18	0.04	0.04	0.08
Net realized and unrealized gains (losses)	1.72		1.23	2.82	3.04	(1.00)	1.28

Total from investment operations	1.79		1.36	3.00	3.08	(0.96)	1.36

Less distributions from:
Net investment income	(0.12)		(0.12)	(0.02)	(0.02)	(0.04)	(0.04)
Net realized gains	(0.66)		(0.10)	—	—	(0.28)	(0.24)

Total distributions	(0.78)		(0.22)	(0.02)	(0.02)	(0.32)	(0.28)

Net asset value, end of period	$17.80		$16.79	$15.65	$12.67	$9.61	$10.89

Total return[c]	10.82%		8.77%	23.75%	32.12%	(9.26)%	13.79%
Ratios/supplemental data
Net assets, end of period (000’s)	$1,121,028		$1,094,120	$748,762	$333,625	$125,302	$34,282
Ratios to average net assets:
Expenses	0.88%	[d,e]	0.89% [e]	0.92% [e]	0.99%	1.01%	1.02%
Net investment income	0.73%	[d]	0.80%	1.34%	0.38%	0.38%	0.81%
Portfolio turnover rate	9.36%	[f]	11.03%	9.50%	12.52%	5.11%	40.54%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 8.

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin Small Cap Value Securities Fund	Shares	Value
Long Term Investments 94.9%
Common Stocks 94.8%
Commercial Services 0.6%
ABM Industries Inc.	427,500	$7,310,250

Consumer Durables 11.2%
Bassett Furniture Industries Inc.	260,250	4,817,228
Briggs & Stratton Corp.	436,300	13,573,293
D.R. Horton Inc.	25,400	605,028
Ethan Allen Interiors Inc.	306,600	11,206,230
Hooker Furniture Corp.	698,548	11,714,650
[a]La-Z-Boy Inc.	679,700	9,515,800
M/I Homes Inc.	422,600	14,824,808
M.D.C. Holdings Inc.	113,000	5,868,090
Monaco Coach Corp.	877,600	11,145,520
[b]Russ Berrie and Co. Inc.	530,500	6,503,930
Thor Industries Inc.	529,500	25,654,275
Winnebago Industries Inc.	541,300	16,801,952

		132,230,804

Consumer Non-Durables 4.8%
Alliance One International Inc.	129,300	574,092
Brown Shoe Co. Inc.	506,500	17,261,520
Lancaster Colony Corp.	53,400	2,107,698
[b]NBTY Inc.	551,100	13,176,801
Russell Corp.	339,116	6,158,347
[b]Timberland Co., A	214,600	5,601,060
[b]The Warnaco Group Inc.	600,244	11,212,558

		56,092,076

Consumer Services 1.1%
[b]Aztar Corp.	73,900	3,839,844
Bob Evans Farms Inc.	55,100	1,653,551
Intrawest Corp. (Canada)	253,300	8,070,138

		13,563,533

Electronic Technology 2.4%
[b]Avocent Corp.	556,000	14,595,000
Cohu Inc.	625,126	10,970,961
Diebold Inc.	62,200	2,526,564

		28,092,525

Energy Minerals 4.1%
Arch Coal Inc.	296,200	12,549,994
CONSOL Energy Inc.	382,000	17,847,040
Peabody Energy Corp.	312,700	17,433,025

		47,830,059

Finance 9.3%
American National Insurance Co.	55,200	7,160,544
Arthur J. Gallagher & Co.	364,600	9,238,964
Aspen Insurance Holdings Ltd.	756,900	17,628,201
Chemical Financial Corp.	227,607	6,964,774
[b]Dollar Thrifty Automotive Group Inc.	186,600	8,410,062
First Indiana Corp.	112,166	2,919,681
Harleysville Group Inc.	17,400	551,928

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Finance (continued)
IPC Holdings Ltd.	594,400	$14,657,904
Montpelier Re Holdings Ltd. (Bermuda)	968,500	16,745,365
Peoples Bancorp Inc.	212,600	6,343,984
The PMI Group Inc.	57,800	2,576,724
Presidential Life Corp.	62,200	1,528,876
Protective Life Corp.	69,400	3,235,428
RLI Corp.	151,100	7,279,998
StanCorp Financial Group Inc.	80,000	4,072,800

		109,315,233

Health Services 0.5%
Pharmaceutical Product Development Inc.	160,400	5,633,248

Health Technology 1.8%
[b]Adams Respiratory Therapeutics Inc.	14,600	651,452
STERIS Corp.	483,700	11,057,382
West Pharmaceutical Services Inc.	270,000	9,795,600

		21,504,434

Industrial Services 5.4%
[b]Atwood Oceanics Inc.	117,300	5,818,080
[b]Bristow Group Inc.	130,600	4,701,600
[b]EMCOR Group Inc.	177,700	8,648,659
[b]Global Industries Ltd.	346,400	5,784,880
[b]Helix Energy Solutions Group Inc.	185,000	7,466,600
[b]Lone Star Technologies Inc.	230,800	12,467,816
[b]Oil States International Inc.	288,000	9,872,640
Rowan Cos. Inc.	239,100	8,509,569

		63,269,844

Non-Energy Minerals 4.9%
Reliance Steel & Aluminum Co.	233,900	19,402,005
Steel Dynamics Inc.	460,000	30,240,400
United States Steel Corp.	115,500	8,098,860

		57,741,265

Process Industries 7.7%
Airgas Inc.	375,900	14,002,275
AptarGroup Inc.	151,100	7,496,071
Bowater Inc.	309,600	7,043,400
Bunge Ltd.	173,300	8,708,325
Cabot Corp.	372,600	12,862,152
Glatfelter	588,200	9,334,734
[b]Mercer International Inc. (Germany)	666,400	5,784,352
RPM International Inc.	775,700	13,962,600
Westlake Chemical Corp.	385,100	11,475,980

		90,669,889

Producer Manufacturing 20.5%
A.O. Smith Corp.	129,700	6,012,892
American Woodmark Corp.	359,310	12,590,222
Apogee Enterprises Inc.	892,800	13,124,160
Baldor Electric Co.	700	21,903
Brady Corp., A	300,000	11,052,000

FSV-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Producer Manufacturing (continued)
Carlisle Cos. Inc.	127,300	$10,094,890
CIRCOR International Inc.	284,400	8,671,356
CNH Global NV (Netherlands)	142,200	3,401,424
[b]Genlyte Group Inc.	88,900	6,439,027
Gibraltar Industries Inc.	512,800	14,871,200
Graco Inc.	458,200	21,068,036
JLG Industries Inc.	156,400	3,519,000
Kennametal Inc.	279,900	17,423,775
[b]Mettler-Toledo International Inc. (Switzerland)	186,600	11,302,362
Mine Safety Appliances Co.	489,600	19,681,920
Mueller Industries Inc.	573,100	18,929,493
Nordson Corp.	80,800	3,973,744
[b]Powell Industries Inc.	78,000	1,866,540
Roper Industries Inc.	240,800	11,257,400
[a]Superior Industries International Inc.	520,100	9,512,629
Teleflex Inc.	191,000	10,317,820
Timken Co.	39,900	1,337,049
Wabash National Corp.	1,080,200	16,591,872
Watts Water Technologies Inc., A	234,700	7,874,185

		240,934,899

Real Estate Investment Trust 0.6%
Arbor Realty Trust Inc.	280,100	7,016,505

Retail Trade 11.1%
American Eagle Outfitters Inc.	66,700	2,270,468
Casey’s General Stores Inc.	705,900	17,654,559
Christopher & Banks Corp.	519,800	15,074,200
Dillard’s Inc., A	250,600	7,981,610
[b]Gymboree Corp.	558,600	19,416,936
[b]Hot Topic Inc.	736,900	8,481,719
The Men’s Wearhouse Inc.	266,000	8,059,800
Pier 1 Imports Inc.	681,500	4,756,870
Regis Corp.	583,900	20,792,679
Tuesday Morning Corp.	930,500	12,236,075
[b]West Marine Inc.	905,000	12,199,400
[b]Zale Corp.	51,600	1,243,044

		130,167,360

Technology Services 1.0%
Reynolds and Reynolds Co., A	394,000	12,083,980

Transportation 5.7%
[b]Genesee & Wyoming Inc.	522,000	18,515,340
[b]Kansas City Southern	162,300	4,495,710
OMI Corp.	345,000	7,469,250
Overseas Shipholding Group Inc.	207,900	12,297,285
SkyWest Inc.	453,000	11,234,400
Teekay Shipping Corp. (Bahamas)	204,400	8,552,096
Tidewater Inc.	93,300	4,590,360

		67,154,441

Utilities 2.1%
Atmos Energy Corp.	192,500	5,372,675

FSV-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Utilities (continued)
Energen Corp.	293,600	$11,277,176
[b]Sierra Pacific Resources	521,100	7,295,400

		23,945,251

Total Common Stocks (Cost $863,665,351)		1,114,555,596

	Principal Amount
Corporate Bond (Cost $1,474,445) 0.1%
Producer Manufacturing 0.1%
Mueller Industries Inc., 6.00%, 11/01/14	$1,494,000	1,381,950

Total Long Term Investments (Cost $865,139,796)		1,115,937,546

	Shares
Short Term Investments 6.9%
Money Market Fund (Cost $61,548,664) 5.2%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.83%	61,548,664	61,548,664

	Principal Amount
[d,e]Investments from Cash Collateral Received for Loaned Securities 1.7%
Repurchase Agreement 1.7%
Banc of America Securities LLC, 5.30%, 7/03/06 (Maturity Value $3,001,325) Collateralized by U.S. Government Agency Securities, 5.00%, 7/01/35 - 2/01/36	$3,000,000	3,000,000
Citigroup Global Markets Inc., 5.25%, 7/03/06 (Maturity Value $3,001,313) Collateralized by U.S. Government Agency Securities, 3.50 - 6.125%, 9/21/07 - 3/22/19; [f]U.S. Government Agency Discount Notes, 8/04/06 - 7/15/18	3,000,000	3,000,000
Deutsche Bank Securities Inc., 5.25%, 7/03/06 (Maturity Value $3,001,313) Collateralized by U.S. Government Agency Securities, 3.78 - 5.50%, 8/21/06 - 8/01/12; [f]U.S. Government Agency Discount Notes, 5/15/08 - 5/15/30	3,000,000	3,000,000
Goldman, Sachs & Co., 5.29%, 7/03/06 (Maturity Value $2,292,010) Collateralized by U.S. Government Agency Securities, 2.841 - 8.00%, 6/01/09 - 10/01/40	2,291,000	2,291,000
JP Morgan Securities Corp., 5.30%, 7/03/06 (Maturity Value $2,877,270) Collateralized by U.S. Government Agency Securities, 3.885 - 10.00%, 1/01/07 - 7/01/36	2,876,000	2,876,000
Merrill Lynch Government Securities Inc., 5.25%, 4/03/06 (Maturity Value $3,041,330) Collateralized by U.S. Government Agency Securities, 2.40 - 6.77%, 8/15/06 - 3/14/36; [f]U.S. Government Agency Discount Notes, 12/15/06 - 5/15/30	3,040,000	3,040,000
Morgan Stanley & Co. Inc., 5.33%, 7/03/06 (Maturity Value $3,001,332) Collateralized by U.S. Government Agency Securities, 3.109 - 9.50%, 7/03/06 - 4/01/44; [f]U.S. Government Agency Discount Notes, 7/03/06 - 9/18/06	3,000,000	3,000,000

Total Investments from Cash Collateral Received for Loaned Securities (Cost $20,207,000)		20,207,000

Total Short Term Investments (Cost $81,755,664)		81,755,664

Total Investments (Cost $946,895,460) 101.8%		1,197,693,210
Other Assets, less Liabilities (1.8)%		(21,475,228)

Net Assets 100.0%		$1,176,217,982

[a]	A portion or all of the security is on loan as of June 30, 2006. See Note 1(e).
[b]	Non-income producing during the twelve months ended June 30, 2006.
[c]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.
[d]	See Note 1(c) regarding repurchase agreements.
[e]	Investments from cash collateral received for loaned securities. See Note 1(e) regarding securities on loan.
[f]	A portion of the security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FSV-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$865,139,796
Cost - Sweep Money Fund (Note 7)	61,548,664
Cost - Repurchase agreements	20,207,000

Total cost of investments	$946,895,460

Value - Unaffiliated issuers	$1,115,937,546
Value - Sweep Money Fund (Note 7)	61,548,664
Value - Repurchase agreements	20,207,000

Total value of investments[a]	1,197,693,210
Cash	4,000
Receivables:
Investment securities sold	818,933
Capital shares sold	2,663,950
Dividends and interest	942,865
Other (Note 9)	24,938

Total assets	1,202,147,896

Liabilities:
Payables:
Investment securities purchased	4,150,191
Capital shares redeemed	371,207
Affiliates	1,038,096
Payable upon return of securities loaned	20,207,000
Accrued expenses and other liabilities	163,420

Total liabilities	25,929,914

Net assets, at value	$1,176,217,982

Net assets consist of:
Paid-in capital	$867,981,442
Undistributed net investment income	4,749,162
Net unrealized appreciation (depreciation)	250,797,750
Accumulated net realized gain (loss)	52,689,628

Net assets, at value	$1,176,217,982

Class 1:
Net assets, at value	$55,190,418

Shares outstanding	3,059,546

Net asset value and maximum offering price per share	$18.04

Class 2:
Net assets, at value	$1,121,027,564

Shares outstanding	62,982,591

Net asset value and maximum offering price per share	$17.80

[a]Includes	$19,028,429 of securities loaned.

See notes to financial statements.

FSV-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin Small Cap Value Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$6,244,149
Sweep Money Fund (Note 7)	3,061,830
Interest	49,540
Income from securities loaned - net	483,442
Other income (Note 9)	24,938

Total investment income	9,863,899

Expenses:
Management fees (Note 3a)	2,911,731
Administrative fees (Note 3b)	742,809
Distribution fees - Class 2 (Note 3c)	1,464,850
Unaffiliated transfer agent fees	5,312
Custodian fees (Note 4)	10,155
Reports to shareholders	158,710
Professional fees	14,301
Trustees’ fees and expenses	3,942
Other	16,415

Total expenses	5,328,225
Expense reductions (Note 4)	(7,665)

Net expenses	5,320,560

Net investment income	4,543,339

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (Including gain from redemption in-kind of $36,849,085) (Note 8)	89,577,847
Foreign currency transactions	537

Net realized gain (loss)	89,578,384

Net change in unrealized appreciation (depreciation) on investments	34,213,187

Net realized and unrealized gain (loss)	123,791,571

Net increase (decrease) in net assets resulting from operations	$128,334,910

See notes to financial statements.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$4,543,339	$8,019,101
Net realized gain (loss) from investments and foreign currency transactions	89,578,384	41,472,134
Net change in unrealized appreciation (depreciation) on investments	34,213,187	37,321,364

Net increase (decrease) in net assets resulting from operations	128,334,910	86,812,599

Distributions to shareholders from:
Net investment income:
Class 1	(458,447)	(461,501)
Class 2	(7,048,261)	(7,061,244)
Net realized gains:
Class 1	(1,928,529)	(318,031)
Class 2	(39,440,268)	(5,711,813)

Total distributions to shareholders	(48,875,505)	(13,552,589)

Capital share transactions: (Note 2)
Class 1	(717,637)	(1,471,457)
Class 2	(49,275,395)	275,800,371

Total capital share transactions	(49,993,032)	274,328,914

Net increase (decrease) in net assets	29,466,373	347,588,924
Net assets:
Beginning of period	1,146,751,609	799,162,685

End of period	$1,176,217,982	$1,146,751,609

Undistributed net investment income included in net assets:
End of period	$4,749,162	$7,712,531

See notes to financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin Small Cap Value Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and

FSV-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Securities Lending

The Fund may loan securities to certain brokers through a securities lending agent for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

f. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

FSV-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FSV-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	234,820	$4,384,080	647,095	$10,409,131
Shares issued in reinvestment of distributions	137,658	2,386,976	48,418	779,532
Shares redeemed	(405,665)	(7,488,693)	(782,888)	(12,660,120)

Net increase (decrease)	(33,187)	$(717,637)	(87,375)	$(1,471,457)

Class 2 Shares:
Shares sold	7,013,038	$128,309,952	21,663,485	$344,423,642
Shares issued in reinvestment of distributions	2,717,039	46,488,529	803,337	12,773,057
Redemption in-kind (Note 8)	(7,975,475)	(152,570,841)	—	—
Shares redeemed	(3,952,774)	(71,503,035)	(5,117,455)	(81,396,328)

Net increase (decrease)	(2,198,172)	$(49,275,395)	17,349,367	$275,800,371

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

FSV-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$946,921,506

Unrealized appreciation	$318,900,401
Unrealized depreciation	(68,128,697)

Net unrealized appreciation (depreciation)	$250,771,704

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts, and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $212,351,410 and $103,657,426, respectively. Sales of investments exclude $131,836,804 of redemption in-kind transactions.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

FSV-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

8. REDEMPTION IN-KIND

During the period ended June 30, 2006, the Fund realized $36,849,085 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

10. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FSV-22

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

This semiannual report for Franklin Small-Mid Cap Growth Securities Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin Small-Mid Cap Growth Securities Fund – Class 1 delivered a +2.61% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Small-Mid Cap Growth Securities Fund Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund, small cap companies are those with market capitalization values not exceeding $1.5 billion or the highest market capitalization value in the Russell 2000® Index, whichever is greater, at the time of purchase; and mid cap companies are companies with market capitalization values not exceeding $8.5 billion at the time of purchase.1

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund’s performance was comparable to that of the Russell Midcap® Growth Index, which returned +2.56%, but the Fund underperformed the Standard & Poor’s 500 Index (S&P 500), which returned +2.71%, for the same period.2

Economic and Market Overview

During the six months ended June 30, 2006, the U.S. economy advanced at a healthy pace. Gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. With slowing home-price appreciation, borrowing against home equity flattened and could have a gradual effect on consumer spending. The core Consumer Price Index (CPI) rose 2.6% for the 12 months ended June 30, 2006, which was higher than the 2.2% 10-year average.3

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Smaller and mid-size company securities can increase the risk of greater price fluctuation, particularly over the short term. By having significant investments in particular sectors from time to time, the Fund may experience more volatility than a fund with a more broadly diversified portfolio. The Fund’s significant exposure to the technology sector, which can be highly volatile, may result in the Fund experiencing greater volatility than a fund with a more broadly diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

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The Federal Reserve Board (Fed) raised the federal funds target rate from 4.25% to 5.25% in four quarter-point steps. The Fed’s credit-tightening campaign contributed to cooler housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting and cited rising energy costs and a growing economy as having the potential to sustain inflation pressures.

In this environment, equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +5.22%, the broader S&P 500 returned +2.71% and the technology-heavy NASDAQ Composite Index had a -1.08% return.4 Telecommunications, energy and industrials stocks performed particularly well.

Investment Strategy

We are research driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to provide in-depth industry expertise, and we use qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages. Market opportunity, product niche, technological innovation, management and execution, and financial strength and profitability are all factors we believe may contribute to strong growth potential.

Manager’s Discussion

Stocks that contributed positively to Fund performance relative to the Russell Midcap Growth Index for the period included Cognizant Technology Solutions and Amdocs,5 which are both IT services companies, Alliance Data Systems, which specializes in transaction services, and digital wireless communications company NII Holdings, which focuses primarily on Latin American markets. The shipping and logistics services industry has experienced sustained growth as global trade continues to

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

5. Not part of the Russell Midcap Growth Index.

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expand, and two of the Fund’s holdings in this business segment were among the top contributors for the period — Expeditors International of Washington and C.H. Robinson Worldwide.6

From a sector perspective, our investments in the electronic technology sector were the most significant contributors to performance relative to the Russell Midcap Growth Index for the period under review. Most notably, our stock selection in the electronic production equipment industry benefited performance for the period, where FormFactor5 and Lam Research were key contributors. Trimble Navigation, a company that develops specialized positioning and navigation equipment, was also a significant contributor, as was Orbital Sciences,5 an aerospace and defense company that manufactures small rockets and space systems.

Strong stock selection in the industrial services sector also boosted the Fund’s relative performance for the six-month period. Superior Energy Services5 within the oilfield services and equipment industry helped drive outperformance in this sector, and was the Fund’s top overall contributor for the period.

In addition, stock selection in the producer manufacturing sector positively affected relative performance for the period. Within the industrial machinery industry, significant contributors were Flowserve,5 which manufactures precision-engineered, flow-control equipment, and Kennametal,5 a global supplier of tools, engineered components and advanced materials used in various production processes. Terex,5 which manufactures specialized industrial equipment, was also a leading contributor for the period.

On the negative side, our stock selection in the retail trade sector detracted from the Fund’s relative performance for the period. Within the apparel and footwear retail industry, our holding in Chico’s FAS, which markets exclusively designed, private-label women’s apparel and accessories, was a key detractor for the period. Somewhat counterbalancing our relative performance within this industry, however, was our position in Zumiez,5 a specialty retailer of action sports-related gear, which was a significant contributor for the six-month period. Our overweighted position in discount retailer Dollar General also hurt relative returns.

The Fund’s underweighted position in the energy minerals sector also hampered performance relative to the benchmark. The Fund’s

6. The Fund’s shipping and logistics services holdings are in the transportation sector in the SOI.

Top 10 Holdings

Franklin Small-Mid Cap Growth

Securities Fund

6/30/06

Company Sector/Industry	% of Total Net Assets

Superior Energy Services Inc.	2.1%
Industrial Services

NII Holdings Inc.	1.9%
Communications

Cognizant Technology Solutions Corp., A	1.9%
Technology Services

Trimble Navigation Ltd.	1.8%
Electronic Technology

Flowserve Corp.	1.8%
Producer Manufacturing

Tektronix Inc.	1.8%
Electronic Technology

Fisher Scientific International Inc.	1.7%
Health Technology

Harris Corp.	1.5%
Electronic Technology

Newfield Exploration Co.	1.4%
Energy Minerals

C.H. Robinson Worldwide Inc.	1.4%
Transportation

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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underweighted exposure to the coal industry, which was strong during the period, detracted from relative returns. Our positions in oil and gas producers Southwestern Energy and Chesapeake Energy also dampened relative returns as these stocks languished over the period.

Additionally, the Fund’s relative performance for the period was negatively affected by stock selection in the health services sector. Detractors included pharmaceutical services company Omnicare and rural hospital operator Lifepoint Hospitals (sold by period-end).

We continue to follow our investment strategy, focusing on companies that exhibit what we consider to be clear growth drivers. We invest in those companies we believe provide the best trade-off between growth opportunity, and business and financial risk, and valuation.

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Small-Mid Cap Growth Securities Fund Class 1

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,026.10	$3.72
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$3.71

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.74%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005		2004		2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.66		$19.66		$17.60		$12.79	$17.97	$21.25

Income from investment operations[a]:
Net investment income (loss)[b]	0.02		(0.02)		(0.06)		(0.03)	(0.02)	0.09
Net realized and unrealized gains (losses)	0.52		1.02		2.12		4.84	(5.09)	(3.28)

Total from investment operations	0.54		1.00		2.06		4.81	(5.11)	(3.19)

Less distributions from net investment income	—		—		—		—	(0.07)	(0.09)

Net asset value, end of period	$21.20		$20.66		$19.66		$17.60	$12.79	$17.97

Total return[c]	2.61%		5.09%		11.70%		37.61%	(28.52)%	(15.02)%
Ratios/supplemental data
Net assets, end of period (000’s)	$146,611		$157,085		$184,513		$197,551	$164,350	$266,694
Ratios to average net assets:
Expenses	0.74%	[d,e]	0.74%	[d]	0.74%	[d]	0.76%	0.79%	0.76%
Net investment income (loss)	0.15%	[e]	(0.09)%		(0.33)%		(0.24)%	(0.16)%	0.50%
Portfolio turnover rate	25.68%		74.39%		32.55%		45.00%	29.59%	37.94%

[a]The amount	shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on	average daily shares outstanding.
[c]Total return	does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Benefit of	expense reduction is less than 0.01%.
[e]Annualized.

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005		2004		2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.36		$19.43		$17.43		$12.70	$17.85	$21.14

Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)		(0.07)		(0.10)		(0.07)	(0.06)	0.03
Net realized and unrealized gains (losses)	0.51		1.00		2.10		4.80	(5.05)	(3.25)

Total from investment operations	0.50		0.93		2.00		4.73	(5.11)	(3.22)

Less distributions from net investment income	—		—		—		—	(0.04)	(0.07)

Net asset value, end of period	$20.86		$20.36		$19.43		$17.43	$12.70	$17.85

Total return[c]	2.46%		4.79%		11.47%		37.24%	(28.68)%	(15.25)%
Ratios/supplemental data
Net assets, end of period (000’s)	$1,161,416		$1,166,806		$1,142,048		$909,946	$415,952	$401,663
Ratios to average net assets:
Expenses	0.99%	[d,e]	0.99%	[d]	0.99%	[d]	1.01%	1.04%	1.01%
Net investment income (loss)	(0.10)%	[e]	(0.34)%		(0.58)%		(0.49)%	(0.41)%	0.19%
Portfolio turnover rate	25.68%		74.39%		32.55%		45.00%	29.59%	37.94%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Benefit	of expense reduction is less than 0.01%.
[e]Annualized.

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks 98.3%
Commercial Services 2.8%
CDI Corp.	355,500	$10,309,500
[a]Laureate Education Inc.	238,300	10,158,729
Robert Half International Inc.	357,400	15,010,800
SEI Investments Co.	27,500	1,344,200

		36,823,229

Communications 3.4%
[a]Crown Castle International Corp.	312,500	10,793,750
[a]NII Holdings Inc.	447,200	25,213,136
[a]SBA Communications Corp.	332,300	8,686,322

		44,693,208

Consumer Durables 3.3%
[a]Activision Inc.	752,900	8,568,002
Harman International Industries Inc.	188,800	16,117,856
[a]NVR Inc.	12,300	6,042,375
[a]Scientific Games Corp., A	220,200	7,843,524
[a]Tenneco Inc.	193,800	5,038,800

		43,610,557

Consumer Non-Durables 0.8%
Wolverine World Wide Inc.	455,200	10,619,816

Consumer Services 4.4%
Four Seasons Hotels Inc. (Canada)	98,100	6,027,264
Hilton Hotels Corp.	320,700	9,069,396
Orient-Express Hotels Ltd., A	241,400	9,375,976
Station Casinos Inc.	235,700	16,046,456
[a]XM Satellite Radio Holdings Inc., A	1,133,800	16,610,170

		57,129,262

Distribution Services 0.8%
[a]WESCO International Inc.	156,700	10,812,300

Electronic Technology 20.8%
[a]Actel Corp.	47,600	683,060
[a]Coherent Inc.	95,400	3,217,842
[a]Electro Scientific Industries Inc.	306,333	5,510,930
Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)	475,100	17,326,897
[a]F5 Networks Inc.	239,800	12,824,504
[a]FLIR Systems Inc.	520,500	11,482,230
[a]FormFactor Inc.	323,200	14,424,416
Harris Corp.	467,800	19,418,378
[a]Integrated Device Technology Inc.	920,910	13,058,504
Intersil Corp., A	750,900	17,458,425
Jabil Circuit Inc.	226,800	5,806,080
[a]Lam Research Corp.	310,900	14,494,158
[a]Logitech International SA, ADR (Switzerland)	338,200	13,115,396
Microchip Technology Inc.	489,600	16,426,080
[a]Microsemi Corp.	537,500	13,104,250
[a]Orbital Sciences Corp.	671,700	10,841,238
Precision Castparts Corp.	193,800	11,581,488
[a]Silicon Laboratories Inc.	361,400	12,703,210
[a]SiRF Technology Holdings Inc.	113,900	3,669,858
Tektronix Inc.	787,800	23,177,076
[a]Trimble Navigation Ltd.	531,350	23,719,464

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Electronic Technology (continued)
[a]Varian Inc.	94,100	$3,906,091
[a]Varian Semiconductor Equipment Associates Inc.	106,200	3,463,182

		271,412,757

Energy Minerals 4.3%
[a]Alpha Natural Resources Inc.	245,700	4,820,634
Chesapeake Energy Corp.	225,800	6,830,450
[a]Mariner Energy Inc.	67,800	1,245,486
Murphy Oil Corp.	188,300	10,518,438
[a]Newfield Exploration Co.	387,400	18,959,356
[a]Southwestern Energy Co.	445,600	13,884,896

		56,259,260

Finance 8.3%
[a]Affiliated Managers Group Inc.	150,600	13,085,634
Boston Private Financial Holdings Inc.	65,800	1,835,820
Brown & Brown Inc.	296,700	8,669,574
Calamos Asset Management Inc., A	126,000	3,652,740
CapitalSource Inc.	575,287	13,496,233
Cullen/Frost Bankers Inc.	88,600	5,076,780
Doral Financial Corp. (Puerto Rico)	512,600	3,285,766
[a]E*TRADE Financial Corp.	736,000	16,795,520
East West Bancorp Inc.	99,400	3,768,254
Federated Investors Inc., B	513,400	16,172,100
[a]GFI Group Inc.	157,000	8,470,150
[a]IntercontinentalExchange Inc.	30,800	1,784,552
Nuveen Investments	180,700	7,779,135
optionsXpress Holdings Inc.	31,200	727,272
TD Ameritrade Holding Corp.	124,000	1,836,440
UCBH Holdings Inc.	145,400	2,404,916

		108,840,886

Health Services 8.3%
[a]Allscripts Healthcare Solutions Inc.	444,200	7,795,710
[a]Community Health Systems Inc.	435,400	16,000,950
[a]Coventry Health Care Inc.	286,300	15,729,322
[a]Express Scripts Inc.	147,900	10,610,346
Omnicare Inc.	284,000	13,467,280
Pharmaceutical Product Development Inc.	462,800	16,253,536
[a]Sierra Health Services Inc.	338,600	15,247,158
[a]VCA Antech Inc.	409,600	13,078,528

		108,182,830

Health Technology 10.9%
[a]American Medical Systems Holdings Inc.	195,000	3,246,750
[a]Angiotech Pharmaceuticals Inc.	514,700	6,047,725
Biomet Inc.	364,200	11,395,818
C. R. Bard Inc.	167,000	12,234,420
[a]Charles River Laboratories International Inc.	17,700	651,360
[a]Cytyc Corp.	275,300	6,981,608
[a]Digene Corp.	384,700	14,903,278
[a]Endo Pharmaceuticals Holdings Inc.	385,000	12,697,300
[a]Fisher Scientific International Inc.	310,600	22,689,330
[a]Keryx Biopharmaceuticals Inc.	206,800	2,936,560

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Health Technology (continued)
[a]The Medicines Co.	195,000	$3,812,250
[a]Sepracor Inc.	135,400	7,736,756
[a]Telik Inc.	253,900	4,189,350
[a]Varian Medical Systems Inc.	245,440	11,621,584
[a]Waters Corp.	412,800	18,328,320
[a]Wright Medical Group Inc.	133,400	2,792,062

		142,264,471

Industrial Services 5.5%
[a]FMC Technologies Inc.	49,600	3,346,016
[a]Helix Energy Solutions Group Inc.	326,500	13,177,540
[a]Oil States International Inc.	509,500	17,465,660
Rowan Cos. Inc.	297,300	10,580,907
[a]Superior Energy Services Inc.	818,600	27,750,540

		72,320,663

Process Industries 1.9%
Ashland Inc.	56,000	3,735,200
Bunge Ltd.	275,500	13,843,875
Cabot Corp.	120,900	4,173,468
[a]Headwaters Inc.	93,300	2,384,748

		24,137,291

Producer Manufacturing 6.8%
BorgWarner Inc.	59,300	3,860,430
[a]Flowserve Corp.	412,500	23,471,250
Herman Miller Inc.	135,900	3,502,143
Kennametal Inc.	267,200	16,633,200
[a]Mettler-Toledo International Inc. (Switzerland)	175,300	10,617,921
Oshkosh Truck Corp.	184,700	8,776,944
[a]RTI International Metals Inc.	78,900	4,405,776
[a]Terex Corp.	179,100	17,677,170

		88,944,834

Real Estate Development 0.1%
Jones Lang LaSalle Inc.	18,300	1,602,165

Retail Trade 4.0%
Advance Auto Parts Inc.	226,800	6,554,520
[a]Chico’s FAS Inc.	339,300	9,154,314
Dollar General Corp.	633,400	8,854,932
Fastenal Co.	185,000	7,453,650
Ross Stores Inc.	232,600	6,524,430
[a]Urban Outfitters Inc.	7,620	133,274
Whole Foods Market Inc.	79,600	5,145,344
[a]Zumiez Inc.	234,600	8,813,922

		52,634,386

Technology Services 7.6%
[a]Akamai Technologies Inc.	92,100	3,333,099
[a]Alliance Data Systems Corp.	226,100	13,299,202
[a]Amdocs Ltd.	478,800	17,524,080
[a]Cognizant Technology Solutions Corp., A	369,900	24,920,163
[a]FileNET Corp.	140,500	3,783,665
[a]Hyperion Solutions Corp.	304,900	8,415,240

FSC-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Technology Services (continued)
[a]Marchex Inc., B	330,200	$5,425,186
[a]NAVTEQ	43,500	1,943,580
[a]NeuStar Inc., A	257,900	8,704,125
[a]Nuance Communications Inc.	864,800	8,699,888
[a]Salesforce.com Inc.	103,300	2,753,978

		98,802,206

Transportation 4.3%
C.H. Robinson Worldwide Inc.	350,200	18,665,660
Expeditors International of Washington Inc.	289,400	16,209,294
[a]JetBlue Airways Corp.	874,950	10,621,893
Landstar System Inc.	235,400	11,117,943

		56,614,790

Total Common Stocks (Cost $1,012,794,281)		1,285,704,911

Short Term Investment (Cost $24,725,992) 1.9%
Money Market Fund 1.9%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.83%	24,725,992	24,725,992

Total Investments (Cost $1,037,520,273) 100.2%		1,310,430,903
Other Assets, less Liabilities (0.2)%		(2,404,102)

Net Assets 100.0%		$1,308,026,801

Selected Portfolio Abbreviations

ADR - American Depository Receipt

[a]Non-income	producing for the twelve months ended June 30, 2006.
[b]See	Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin Small-Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,012,794,281
Cost - Sweep Money Fund (Note 7)	24,725,992

Total cost of investments	$1,037,520,273

Value - Unaffiliated issuers	$1,285,704,911
Value - Sweep Money Fund (Note 7)	24,725,992

Total value of investments	1,310,430,903
Receivables:
Investment securities sold	13,735,120
Capital shares sold	727,203
Dividends	259,264
Other (Note 8)	58,749

Total assets	1,325,211,239

Liabilities:
Payables:
Investment securities purchased	15,233,221
Capital shares redeemed	581,178
Affiliates	1,244,252
Accrued expenses and other liabilities	125,787

Total liabilities	17,184,438

Net assets, at value	$1,308,026,801

Net assets consist of:
Paid-in capital	$1,016,040,816
Undistributed net investment income (loss)	(461,592)
Net unrealized appreciation (depreciation)	272,910,630
Accumulated net realized gain (loss)	19,536,947

Net assets, at value	$1,308,026,801

Class 1:
Net assets, at value	$146,610,595

Shares outstanding	6,916,330

Net asset value and maximum offering price per share	$21.20

Class 2:
Net assets, at value	$1,161,416,206

Shares outstanding	55,663,676

Net asset value and maximum offering price per share	$20.86

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin Small-Mid Cap Growth Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$5,105,789
Sweep Money Fund (Note 7)	919,783
Other income (Note 8)	58,749

Total investment income	6,084,321

Expenses:
Management fees (Note 3a)	3,148,489
Administrative fees (Note 3b)	1,704,211
Distribution fees - Class 2 (Note 3c)	1,509,675
Unaffiliated transfer agent fees	4,923
Custodian fees (Note 4)	14,934
Reports to shareholders	116,582
Professional fees	26,721
Trustees’ fees and expenses	4,432
Other	16,624

Total expenses	6,546,591
Expense reductions (Note 4)	(678)

Net expenses	6,545,913

Net investment income (loss)	(461,592)

Realized and unrealized gains (losses):
Net realized gain (loss) on investments	38,789,813
Net change in unrealized appreciation (depreciation) on investments	(4,581,799)

Net realized and unrealized gain (loss)	34,208,014

Net increase (decrease) in net assets resulting from operations	$33,746,422

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(461,592)	$(3,993,546)
Net realized gain (loss) from investments and foreign currency transactions	38,789,813	77,816,689
Net change in unrealized appreciation (depreciation) on investments	(4,581,799)	(13,157,541)

Net increase (decrease) in net assets resulting from operations	33,746,422	60,665,602

Capital share transactions: (Note 2)
Class 1	(14,926,461)	(34,508,365)
Class 2	(34,684,041)	(28,826,485)

Total capital share transactions	(49,610,502)	(63,334,850)

Net increase (decrease) in net assets	(15,864,080)	(2,669,248)
Net assets:
Beginning of period	1,323,890,881	1,326,560,129

End of period	$1,308,026,801	$1,323,890,881

Undistributed net investment income (loss) included in net assets:
End of period	$(461,592)	$—

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin Small-Mid Cap Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FSC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	181,767	$3,946,449	360,941	$7,020,711
Shares redeemed	(867,804)	(18,872,910)	(2,141,772)	(41,529,076)

Net increase (decrease)	(686,037)	$(14,926,461)	(1,780,831)	$(34,508,365)

Class 2 Shares:
Shares sold	4,665,777	$99,869,868	8,935,711	$170,125,159
Shares redeemed	(6,301,449)	(134,553,909)	(10,420,552)	(198,951,644)

Net increase (decrease)	(1,635,672)	$(34,684,041)	(1,484,841)	$(28,826,485)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

FSC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses of $18,434,612 expiring on December 31, 2011, which may be carried over to offset future capital gains, if any.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,038,613,407

Unrealized appreciation	$334,250,094
Unrealized depreciation	(62,432,598)

Net unrealized appreciation (depreciation)	$271,817,496

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $341,014,880 and $401,439,652, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

FSC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

9. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

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FRANKLIN STRATEGIC INCOME SECURITIES FUND

We are pleased to bring you Franklin Strategic Income Securities Fund’s semiannual report for the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin Strategic Income Securities Fund – Class 1 delivered a +2.03% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Strategic Income Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSI-1

Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund normally invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities may be high yield, lower-rated and include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed and convertible securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the Lehman Brothers (LB) U.S. Aggregate Index’s -0.72% return, and the Lipper Multi-Sector Income Funds Classification Average’s +0.67% return.1

Economic and Market Overview

The U.S. economy continued to grow at a healthy pace during the first half of 2006, although the second quarter’s pace slowed to an estimated annualized 2.5% from the first quarter’s 5.6% annualized rate. Overall, several factors contributed to the first half’s real growth. During the reporting period, the labor markets continued to improve, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. Finally, business spending and productivity also rose during the reporting period. Double-digit profit growth provided companies with strong revenues, and ample cash helped some companies to support their capital spending.

Oil prices reached a historical high during the period, which contributed to the rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained more contained but nonetheless began to experience some upward pressure. For example, while June’s headline Consumer Price Index (CPI) reported a 12-month rise of 4.3%, core CPI increased 2.6%.2

Several times during the period the Federal Reserve Board (Fed) acknowledged the economy’s strength as well as the potential inflationary pressure from high energy prices. By period-end it had raised the federal funds target rate to 5.25% and indicated its next moves would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.39% at the beginning of the period to 5.15% on June 30, 2006, as some inflationary concerns began to affect intermediate- and long-maturity Treasuries.

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FSI-2

Outside the U.S., economic growth generally remained robust over the reporting period, accompanied by moderate inflationary trends. In Asia, growth rates remained strong as private consumption accelerated in South Korea. In Japan, the corporate and banking sectors have implemented significant restructuring in the past two years, enabling property markets to revive amid improved domestic growth prospects. This prompted the Bank of Japan to end its deflation-fighting policy in March and adopt an inflation target. Other Asian countries tightened monetary policy as well, including China, South Korea and Thailand.

European growth trends also exhibited notable improvements over the six-month reporting period, after lagging the U.S. and Asia through much of the current economic cycle. Euro-zone growth remained led by the export sector, and domestic confidence rose broadly. An improved outlook for the durability of the euro zone’s growth recovery and sustained monetary and lending growth prompted the European Central Bank (ECB) to begin normalizing interest rates. The ECB increased rates to 2.75% over the period. Growth trends were again stronger among non-euro European countries including Norway and Sweden. In addition to strong external demand, strengthening labor markets bolstered private consumption. Norway’s and Sweden’s central banks raised their interest rates.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating.

Manager’s Discussion

For the fixed income markets, the global rise in interest rates was a major factor affecting total return performance during the first half of 2006. In the U.S., the Fed continued to raise its short-term target interest rate in 25-basis-point increments. Longer-term interest rates, however, did not experience a sustained rise until the beginning of 2006. The 10-year Treasury note yield increased from 4.39% at the beginning of the reporting period to 5.15% by period-end. Moreover, with continued healthy global economic growth and some signs of increasing, though relatively subdued, inflationary pressures, many other global

FSI-3

Portfolio Breakdown

Franklin Strategic Income Securities Fund Based on Total Net Assets

	6/30/06	12/31/05

High Yield Corporate Bonds & Preferred Stocks	29.6%	33.2%

Mortgages & Other Asset-Backed Bonds	14.3%	12.9%

Other International Bonds (non-$US)	13.9%	13.8%

Floating Rate Bank Loans	11.0%	7.6%

International Developed Market Bonds (non-$US)	8.9%	9.6%

U.S. Government Bonds	8.7%	7.7%

Investment Grade Corporate Bonds	5.6%	5.4%

Emerging Market Bonds ($US)	5.2%	7.4%

Convertible Securities	1.1%	1.3%

Short-Term Investments & Other Net Assets	1.7%	1.1%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

markets, such as in the euro zone, experienced higher rates, or anticipated rate hikes, as in Japan. In this environment, the more interest-rate sensitive sectors of the fixed income market, such as U.S. government bonds and mortgage-backed securities, delivered flat to modestly negative total return performance. In terms of Fund positioning, we continued to hold a somewhat underweighted position relative to the LB U.S. Aggregate Index in the more interest-rate sensitive fixed income sectors. We did add exposure to these sectors during the period, as rates moved higher and the market began to incorporate higher inflation expectations into these securities.

The fixed income market’s more credit sensitive sectors delivered more mixed performance during the reporting period. As a result of continued corporate earnings growth and balance sheet liquidity as well as a growing global economy and gains in the broad equity market, the high yield corporate bond sector had one of the highest total returns for the six months under review. Although the sector gave back some ground toward period-end, the level of additional yield compared to Treasury bonds declined during the period as default rates remained below historical averages. On the other hand, the U.S. dollar-denominated emerging market sovereign bond sector came under some pressure during the first half of 2006. Although economic and fiscal fundamentals were generally positive for issuers in this sector, valuations had reached what we considered unprecedented rich levels. Therefore, as investors became more risk averse in the latter half of the period, U.S. dollar-denominated emerging market sovereign bond prices experienced a modest pullback. Although high yield corporate bonds remained the Fund’s largest sector weighting during the period

FSI-4

given the favorable fundamental credit trends, we continued to pare back sector exposure given valuation levels. We also kept our allocation to U.S. dollar-denominated emerging market sovereign bonds near historical lows, again focusing on the sector’s more limited total return potential and greater downside risk at historically tight yield spread levels. In the emerging sector, we still favored countries such as the Philippines and Argentina, which we felt offered supportive economic fundamentals and above-average yields.

In the first half of 2006, the U.S. dollar weakened, which generally benefited returns for the Fund’s foreign currency-denominated bond holdings. Although short-term rate increases continued in the U.S., the prospect for an end to the tightening moves by the Fed at some point in 2006 tended to dampen technical demand for the dollar. More importantly, the structural imbalances that the U.S. record current account deficit places on the dollar have once again become a greater concern in the currency markets. Consequently, we continued to hold our second-largest weighting in non-U.S. dollar bonds. Given the current account surpluses and improving economic outlook for many Asian countries, we held a significant non-dollar weighting in this region. Of note, we initiated a position in Japanese-currency bonds during the period, as we believed the expectation of improving economic growth and the potential for the initiation of interest rate increases in that country would improve the yen’s attractiveness.

Finally, the Fund’s allocation to floating-rate assets was a contributor to performance given their increased income as short-term rates rise, as well as their lack of price sensitivity to jumps in longer-term interest rates (as was experienced during the period). Floating-rate senior secured leveraged corporate bank loans represented the majority of our floating rate holdings, and we raised our exposure to loans during the period. Although spread valuations were also somewhat tight in this sector, the combination of solid credit fundamentals along with a flat yield curve increased the sector’s attractiveness relative to other fixed-rate income markets, in our view.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Strategic Income Securities Fund – Class 1

FSI-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,020.30	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.64%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FSI-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 1		2005	2004	2003	2002		2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.43	$12.92	$12.16	$10.37	$9.87		$9.89

Income from investment operations[a]:
Net investment income[b]	0.34	0.65	0.67	0.65	0.73		0.76 [h]
Net realized and unrealized gains (losses)	(0.09)	(0.44)	0.51	1.44	(0.23)		(0.32)[h]

Total from investment operations	0.25	0.21	1.18	2.09	0.50		0.44

Less distributions from:
Net investment income	(0.63)	(0.60)	(0.40)	(0.30)	—	[g]	(0.46)
Net realized gains	(0.08)	(0.10)	(0.02)	—	—		—

Total distributions	(0.71)	(0.70)	(0.42)	(0.30)	—		(0.46)

Net asset value, end of period	$11.97	$12.43	$12.92	$12.16	$10.37		$9.87

Total return[c]	2.03%	1.73%	10.01%	20.36%	5.12%		4.51%
Ratios/supplemental data
Net assets, end of period (000’s)	$801,121	$740,352	$571,067	$359,947	$102,751		$43,778
Ratios to average net assets:
Expenses	0.64% [e,f]	0.66% [f]	0.66% [f]	0.65%	0.66%		0.71%
Net investment income	5.51% [e]	5.21%	5.45%	5.69%	7.37%		7.48% [h]
Portfolio turnover rate	23.60%	40.56%	50.21%	49.87%	45.78%		35.21%
Portfolio turnover rate excluding mortgage dollar rolls[d]	21.07%	40.07%	38.39%	32.74%	40.50%		30.32%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	See Note 1(e) regarding mortgage dollar rolls.
[e]	Annualized.
[f]	Benefit of expense reduction is less than 0.01%.
[g]	Includes distributions of net investment income in the amount of $0.005.
[h]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized losses per share	0.018
Ratio of net investment income to average net assets	(0.18)%

See notes to financial statements.

FSI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 2		2005	2004	2003	2002		2001[h]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.27	$12.78	$12.05	$10.29	$9.82		$10.14

Income from investment operations[a]:
Net investment income[b]	0.32	0.61	0.63	0.62	0.70		0.45	[i]
Net realized and unrealized gains (losses)	(0.09)	(0.44)	0.51	1.43	(0.23)		(0.31)[i]

Total from investment operations	0.23	0.17	1.14	2.05	0.47		0.14

Less distributions from:
Net investment income	(0.59)	(0.58)	(0.39)	(0.29)	—	[g]	(0.46)
Net realized gains	(0.08)	(0.10)	(0.02)	—	—		—

Total distributions	(0.67)	(0.68)	(0.41)	(0.29)	—		(0.46)

Net asset value, end of period	$11.83	$12.27	$12.78	$12.05	$10.29		$9.82

Total return[c]	1.87%	1.46%	9.80%	20.10%	4.81%		1.38%
Ratios/supplemental data
Net assets, end of period (000’s)	$9,048	$19,514	$4,657	$1,841	$210		$48
Ratios to average net assets:
Expenses	0.89% [e,f]	0.91% [f]	0.91% [f]	0.90%	0.91%		0.96%	[e]
Net investment income	5.26% [e]	4.96%	5.20%	5.44%	7.12%		7.05%	[e,i]
Portfolio turnover rate	23.60%	40.56%	50.21%	49.87%	45.78%		35.21%
Portfolio turnover rate excluding mortgage dollar rolls[d]	21.07%	40.07%	38.39%	32.74%	40.50%		30.32%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	See Note 1(e) regarding mortgage dollar rolls.
[e]	Annualized.
[f]	Benefit of expense reduction is less than 0.01%.
[g]	Includes distributions of net investment income in the amount of $0.003.
[h]	For the period May 15, 2001 (effective date) to December 31, 2001.
[i]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized losses per share	0.018
Ratio of net investment income to average net assets	(0.18)%

See notes to financial statements.

FSI-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin Strategic Income Securities Fund	Country/ Organization	Shares	Value
Long Term Investments 95.0%
Convertible Preferred Stocks 0.7%
Finance 0.2%
Fannie Mae, 5.375%, cvt. pfd.	United States	16	$1,487,152

Health Technology 0.3%
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	48,000	2,415,840

Process Industries 0.2%
Huntsman Corp., 5.00%, cvt. pfd.	United States	36,900	1,443,712

Total Convertible Preferred Stocks (Cost $5,944,881)			5,346,704

		Principal Amount[a]
[b,c]Senior Floating Rate Interests 11.0%
Commercial Services 0.0%[d]
Affiliated Computer Services Inc., Term Loan B, 6.794%, 3/20/13	United States	335,160	333,769

Communications 1.1%
Alaska Communications Systems Holdings Inc.,
2006-1 Incremental Facility Loan, 7.249%, 2/01/12	United States	180,000	180,067
Incremental Term Loan, 7.249%, 2/01/12	United States	54,400	54,567
Term Loan, 7.249%, 2/01/12	United States	3,135,600	3,145,226
Hawaiian Telecom Communications Inc.,
[e]Term Loan A, 7.75%, 4/30/12	United States	185,000	184,371
Term Loan B, 7.75%, 10/31/12	United States	2,633,138	2,632,714
[f]Windstream Corp., Term Loan B, 9.00%, 7/17/13	United States	2,706,019	2,714,787

			8,911,732

Consumer Durables 1.2%
Eastman Kodak Co.,
Term Loan B1, 7.33 - 7.699%, 10/18/12	United States	2,237,008	2,241,482
Term Loan B2 (Delayed Draw), 7.449 - 7.52%, 10/18/12	United States	761,765	761,765
Jarden Corp., Term Loan B2, 7.249%, 1/24/12	United States	2,375,940	2,372,994
[f]Sealy Mattress Co., Term Loan D, 6.981 - 8.50%, 4/14/13	United States	2,252,840	2,260,094
Stile Acquisition Corp. (Masonite), Canadian Term Loan, 7.108 - 7.499%, 4/05/13	Canada	1,303,283	1,292,453
Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan, 7.108 - 7.499%, 4/05/13	United States	1,305,503	1,294,655

			10,223,443

Consumer Non-Durables 0.6%
CBRL Group (Cracker Barrel), Term Loan B1, 6.58 - 6.63%, 4/27/13	United States	1,040,348	1,039,911
Constellation Brands Inc., Term Loan B, 6.688 - 6.813%, 6/05/13	United States	2,334,000	2,343,313
Reynolds American Inc., Term Loan B, 7.188 - 7.313%, 5/31/12	United States	1,217,709	1,219,888

			4,603,112

Consumer Services 2.6%
CSC Holdings Inc. (Cablevision), Incremental Term Loan, 6.74 - 6.988%, 3/29/13	United States	2,493,750	2,480,209
Hertz Corp., Credit Link, 5.424%, 12/21/12	United States	277,778	278,533
Term Loan B, 7.26 - 7.41%, 12/21/12	United States	1,976,834	1,982,211
MCC Iowa,
Term Loan D-1, 6.87 - 7.002%, 1/31/15	United States	620,000	619,281
Term Loan D-2, Delayed Draw, 7.38%, 1/31/15	United States	906,569	904,439
Mediacom LLC, Term Loan C, 6.90 - 7.37%, 1/31/15	United States	835,000	834,098

FSI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]	Value
Long Term Investments (continued)
[b,c]Senior Floating Rate Interests (continued)
Consumer Services (continued)
Mission Broadcasting Inc., Term Loan B, 7.249%, 10/01/12	United States	1,158,793	$1,158,619
Nexstar Broadcasting Inc., Term Loan B, 7.25%, 10/01/12	United States	1,125,509	1,125,340
[f]Penn National Gaming Inc., Term Loan B, 6.86 - 7.25%, 10/03/12	United States	2,143,037	2,147,516
R.H. Donnelley Inc., Term Loan A-4, 6.34 - 6.75%, 12/31/09	United States	72,999	72,754
Term Loan D-2, 6.49 - 7.00%, 6/30/11	United States	2,769,968	2,764,234
Regal Cinemas Inc., Term Loan B, 7.069 - 7.249%, 11/10/10	United States	2,394,548	2,396,033
UPC Financing Partnership, Term Loan J2, 7.108%, 3/31/13	Netherlands	1,285,000	1,287,930
Term Loan K2, 7.108%, 12/31/13	Netherlands	1,285,000	1,287,930
[e]VML US Finance LLC (Venetian Macau), Term Loan B, 8.10%, 5/26/13	United States	1,860,000	1,867,719

			21,206,846

Energy Minerals 0.5%
[f]Citgo Petroleum Corp., Term Loan B, 6.599%, 11/15/12	United States	2,331,635	2,328,394
Niska Gas Storage Canada ULC (C/R Gas), Asset Sale Term Loan, 7.033%, 5/13/11	Canada	293,333	294,366
CAD Term Loan, 7.033%, 5/12/13	Canada	1,613,333	1,619,173
Niska Gas Storage U.S. LLC (C/R Gas), U.S. Term Loan, 7.033%, 5/12/13	United States	308,000	309,115

			4,551,048

Finance 1.4%
Ameritrade Holding Corp., Term Loan B, 6.85%, 12/31/12	United States	2,479,175	2,478,456
Avis Budget Car Rental, Term Loan, 6.35%, 4/19/12	United States	2,950,000	2,923,686
Fidelity National Information Services Inc., Term Loan B, 6.92%, 3/09/13	United States	3,014,583	3,011,659
Nasdaq Stock Market Inc., Term Loan B, 6.971 - 7.249%, 4/18/12	United States	1,826,395	1,820,514
Term Loan C (Delayed Draw), 6.831 - 7.03%, 4/18/12	United States	1,060,257	1,056,843

			11,291,158

Health Services 0.7%
Fresenius Medical Care Holdings Inc., Term Loan B, 6.403 - 6.874%, 3/31/13	United States	2,294,250	2,272,523
LifePoint Hospitals Inc., Term Loan B, 6.905%, 4/15/12	United States	2,731,634	2,733,738
Quintiles Transnational Corp., Term Loan B, 7.50%, 3/31/13	United States	372,068	372,592

			5,378,853

Industrial Services 0.3%
Allied Waste North America Inc., Credit Link, 4.88%, 1/15/12	United States	615,265	613,136
Term Loan B, 6.48 - 6.86%, 1/15/12	United States	1,584,735	1,579,252

			2,192,388

Process Industries 1.0%
Georgia-Pacific Corp., Second Lien Term Loan, 8.30%, 12/23/13	United States	375,000	376,826
Term Loan B, 7.30 - 7.35%, 12/20/12	United States	2,165,150	2,164,003
Hexion Specialty Chemicals BV, Term Loan C-1, 7.125%, 5/05/13	United States	2,582,216	2,574,237
Term Loan C-2, 7.125%, 5/05/13	Netherlands	560,931	559,197
Ineos U.S. Finance LLC, Term Loan B2, 7.339%, 12/16/13	United States	1,092,200	1,103,646
Term Loan C2, 7.839%, 12/23/14	United States	1,092,200	1,103,788

			7,881,697

FSI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]	Value
Long Term Investments (continued)
[b,c]Senior Floating Rate Interests (continued)
Real Estate Investment Trusts 0.7%
Capital Automotive REIT, Term Loan B, 6.86%, 12/10/10	United States	2,868,858	$2,874,510
Lion Gables Realty LP, Term Loan B, 6.86 - 6.90%, 9/30/06	United States	145,197	145,313
Macerich Co., Term Loan B, 6.625%, 4/25/10	United States	1,842,000	1,843,805
Trizec Properties Inc., Term Loan B, 6.65%, 5/02/07	United States	1,235,000	1,234,062

			6,097,690

Retail Trade 0.3%
The William Carter Co., Term Loan B, 6.626 - 6.758%, 7/14/12	United States	2,149,825	2,151,287

Technology Services 0.3%
SunGard Data Systems Inc., Term Loan, 7.66%, 2/11/13	United States	2,210,670	2,222,165

Utilities 0.3%
Astoria Generating Co. Acquisitions LLC,
L/C Term Loan, 7.45%, 2/23/11	United States	102,513	102,697
Term Loan B, 7.38 - 7.45%, 2/23/13	United States	434,680	435,523
NRG Energy Inc.,
Credit Link, 7.499%, 2/01/13	United States	316,556	317,088
Term Loan B, 7.231%, 2/01/13	United States	1,384,973	1,387,314

			2,242,622

Total Senior Floating Rate Interests (Cost $90,256,784)			89,287,810

Corporate Bonds 35.4%
Commercial Services 1.5%
Dex Media East LLC, senior sub. note, B, 12.125%, 11/15/12	United States	668,000	753,170
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	2,200,000	2,395,239
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	1,000,000	855,000
JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12	United States	1,900,000	1,900,000
Lamar Media Corp., senior sub. note, 7.25%, 1/01/13	United States	2,700,000	2,652,750
[g]R.H. Donnelley Corp., senior note, 144A, 8.875%, 1/15/16	United States	800,000	811,000
United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13	United States	3,200,000	3,056,000

			12,423,159

Communications 4.1%
Dobson Cellular Systems Inc., senior secured note, 9.875%, 11/01/12	United States	2,600,000	2,756,000
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,200,000	3,188,016
Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08, 10.375% thereafter, 11/15/12	United Kingdom	2,400,000	2,055,000
Intelsat Bermuda Ltd., senior note, 8.25%, 1/15/13	Bermuda	3,300,000	3,291,750
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	3,000,000	3,360,000
Nextel Communications Inc., senior note, D, 7.375%, 8/01/15	United States	1,500,000	1,527,851
[g]Nordic Telephone Co. Holdings, senior note, 144A, 8.875%, 5/01/16	Denmark	600,000	619,500
Qwest Communications International Inc., senior note, 7.50%, 2/15/14	United States	3,300,000	3,234,000
Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12	Canada	3,200,000	3,240,000
Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14	United States	700,000	721,000
Verizon New York Inc., senior deb., 7.375%, 4/01/32	United States	400,000	395,436
A, 6.875%, 4/01/12	United States	3,000,000	3,043,446
[f,g]Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15	Italy	2,600,000	2,775,500
[g]Windstream Corp., senior note, 144A, senior note, 8.625%, 8/01/16	United States	2,700,000	2,774,250

			32,981,749

FSI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]		Value
Long Term Investments (continued)
Corporate Bonds (continued)
Consumer Durables 2.2%
[g]Beazer Homes USA Inc., senior note, 144A, 8.125%, 6/15/16	United States	2,900,000		$2,802,125
Ford Motor Credit Co., 5.625%, 10/01/08	United States	3,700,000		3,424,476
General Motors Acceptance Corp., 7.25%, 3/02/11	United States	2,500,000		2,426,115
6.875%, 8/28/12	United States	2,000,000		1,886,638
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	1,200,000		951,000
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	800,000		780,000
KB Home, senior note, 6.25%, 6/15/15	United States	1,700,000		1,520,033
7.25%, 6/15/18	United States	1,400,000		1,312,959
Simmons Bedding Co., senior sub. note, 7.875%, 1/15/14	United States	1,100,000		1,034,000
William Lyon Homes Inc., senior note, 7.625%, 12/15/12	United States	1,600,000		1,336,000

				17,473,346

Consumer Non-Durables 1.9%
[g]Nutro Products Inc., senior sub. note, 144A, 10.75%, 4/15/14	United States	125,000		129,219
[g]Reynolds American Inc., 144A, 7.625%. 6/01/16	United States	3,500,000		3,438,750
[f,g]SABMiller PLC, 144A, 6.20%, 7/01/11	South Africa	2,600,000		2,617,150
Smithfield Foods Inc., senior note, 7.00%, 8/01/11	United States	1,700,000		1,653,250
7.75%, 5/15/13	United States	1,500,000		1,477,500
Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15	United States	3,300,000		2,697,750
Tyson Foods Inc., senior note
8.25%, 10/01/11	United States	2,800,000		2,967,395
6.60%, 4/01/16	United States	500,000		489,595

				15,470,609

Consumer Services 7.6%
[h]Adelphia Communications Corp., senior note, 10.875%, 10/01/10	United States	2,200,000		1,210,000
AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12	United States	2,600,000		2,600,000
Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14	United States	2,000,000		1,907,500
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	1,300,000		1,288,625
CanWest Media Inc., senior sub. note, 8.00%, 9/15/12	Canada	2,700,000		2,686,500
CCH I Holdings LLC, senior note, 9.92%, 4/01/14	United States	400,000		242,000
CCH I LLC, senior secured note, 11.00%, 10/01/15	United States	400,000		352,000
CCH II LLC, senior note, 10.25%, 9/15/10	United States	3,100,000		3,123,250
Clear Channel Communications Inc., senior note, 5.75%, 1/15/13	United States	3,300,000		3,100,904
Comcast Corp., 5.65%, 6/15/35	United States	3,300,000		2,809,874
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	1,300,000		1,293,500
DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13	United States	1,000,000		1,052,500
6.375%, 6/15/15	United States	500,000		463,750
EchoStar DBS Corp., senior note, 6.375%, 10/01/11	United States	3,300,000		3,168,000
Emmis Operating Co., senior sub. note, 6.875%, 5/15/12	United States	1,500,000		1,477,500
Harrah’s Operating Co. Inc., 6.50%, 6/01/16	United States	2,000,000		1,952,266
senior note, 5.50%, 7/01/10	United States	1,200,000		1,171,748
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	3,200,000		2,922,022
[g]Lighthouse International Co. SA, senior note, 144A, 8.00%, 4/30/14	Italy	2,600,000	EUR	3,521,456
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	3,000,000		2,752,500
MGM MIRAGE Inc., senior note, 6.625%, 7/15/15	United States	4,000,000		3,750,000
News America Inc., 5.30%, 12/15/14	United States	3,300,000		3,136,782
Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13	United States	2,400,000		2,568,000
[g]Quebecor Media Inc., senior note, 144A, 7.75%, 3/15/16	Canada	900,000		886,500
Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	2,800,000		2,576,000

FSI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]		Value
Long Term Investments (continued)
Corporate Bonds (continued)
Consumer Services (continued)
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	3,200,000		$3,120,359
Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	700,000		658,875
senior sub. note, 6.50%, 2/01/14	United States	700,000		654,500
senior sub. note, 6.875%, 3/01/16	United States	1,800,000		1,687,500
[g]Viacom Inc., senior note, 144A, 6.25%, 4/30/16	United States	3,300,000		3,209,247

				61,343,658

Electronic Technology 1.3%
DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18	United States	2,100,000		2,100,000
L-3 Communications Corp., senoir sub. note, 5.875%, 1/15/15	United States	2,900,000		2,718,750
6.375%, 10/15/15	United States	400,000		384,000
Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13	United States	2,300,000		2,156,250
8.125%, 3/01/16	United States	400,000		392,000
[g]Solectron Global Finance Ltd., senoir sub. note, 144A, 8.00%, 3/15/16	United States	2,600,000		2,574,000

				10,325,000

Energy Minerals 1.9%
Chesapeake Energy Corp., senior note, 7.625%, 7/15/13	United States	400,000		404,500
6.625%, 1/15/16	United States	100,000		93,500
6.25%, 1/15/18	United States	3,300,000		3,027,750
[g]Mariner Energy Inc., senior note, 144A, 7.50%, 4/15/13	United States	2,700,000		2,612,250
[g]Massey Energy Co., senior note, 144A, 6.875%, 12/15/13	United States	2,500,000		2,337,500
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	1,600,000		1,580,000
Plains Exploration & Production Co., senior note, 7.125%, 6/15/14	United States	2,900,000		2,871,000
Pogo Producing Co., senior sub. note,
6.875%, 10/01/17	United States	2,600,000		2,421,250
[g]144A, 7.875%, 5/01/13	United States	300,000		302,250

				15,650,000

Finance 0.8%
[g]Kaupthing Bank, 144A, 7.125%, 5/19/16	Iceland	2,600,000		2,605,340
KfW Bankengruppe, senior note, E, 8.25%, 9/20/07	Germany	126,000,000	ISK	1,598,737
St. Paul Travelers Cos. Inc., senior note, 6.25%, 6/20/16	United States	2,600,000		2,593,586

				6,797,663

Health Services 2.3%
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	3,000,000		2,895,000
Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08	Germany	3,000,000		3,052,500
HCA Inc.,
6.50%, 2/15/16	United States	600,000		557,776
senior note, 8.75%, 9/01/10	United States	2,200,000		2,330,383
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	3,200,000		2,872,000
United Surgical Partners International Inc., senior sub. note, 10.00%, 12/15/11	United States	1,600,000		1,688,000
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	2,600,000		2,606,500
WellPoint Inc., 5.25%, 1/15/16	United States	2,600,000		2,441,168

				18,443,327

FSI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Industrial Services 1.5%
Allied Waste North America Inc., senior secured note,
6.50%, 11/15/10	United States	1,700,000	$1,649,000
B, 5.75%, 2/15/11	United States	900,000	843,750
[g]Copano Energy LLC, senior note, 144A, 8.125%, 3/01/16	United States	1,300,000	1,300,000
El Paso Corp., senior note, 7.875%, 6/15/12	United States	1,900,000	1,942,750
El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10	United States	2,400,000	2,454,000
Hanover Compressor Co., senior note, 7.50%, 4/15/13	United States	400,000	394,000
Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11	United States	1,500,000	1,552,500
Markwest Energy Partners LP, senior note, 6.875%, 11/01/14	United States	2,500,000	2,312,500

			12,448,500

Non-Energy Minerals 0.4%
[g]Novelis Inc., senior note, 144A, 7.25%, 2/15/15	Canada	3,200,000	3,088,000

Process Industries 3.7%
Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15	Canada	2,900,000	2,660,750
[g]Basell AF SCA, senior note, 144A, 8.375%, 8/15/15	Germany	2,800,000	2,705,500
BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14	United States	3,300,000	3,597,000
Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10	United States	1,800,000	1,656,000
Bunge Ltd. Finance Corp., senior note, 5.10%, 7/15/15	United States	2,800,000	2,532,205
[g]Crown Americas Inc., senior note, 144A, 7.75%, 11/15/15	United States	3,200,000	3,168,000
Graphic Packaging International Corp., senior note, 8.50%, 8/15/11	United States	2,400,000	2,406,000
JSG Funding PLC, senior sub. note, 7.75%, 4/01/15	Ireland	2,700,000	2,457,000
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	3,200,000	3,240,000
Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14	United States	3,300,000	3,077,250
Rhodia SA, senior note, 10.25%, 6/01/10	France	2,600,000	2,788,500

			30,288,205

Producer Manufacturing 1.5%
Case New Holland Inc., senior note, 9.25%, 8/01/11	United States	3,200,000	3,384,000
Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13	United States	2,700,000	2,598,750
[g]Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	2,500,000	2,725,000
Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11	United States	500,000	465,000
Nortek Inc., senior sub. note, 8.50%, 9/01/14	United States	2,800,000	2,723,000

			11,895,750

Real Estate Development 0.6%
EOP Operating LP, 4.75%, 3/15/14	United States	2,600,000	2,361,913
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	2,500,000	2,531,250

			4,893,163

Real Estate Investment Trusts 0.4%
Host Marriott LP, senior note, K, 7.125%, 11/01/13	United States	2,200,000	2,202,750
M, 7.00%, 8/15/12	United States	1,100,000	1,095,875

			3,298,625

Retail Trade 0.7%
Rite Aid Corp., senior note, 9.25%, 6/01/13	United States	2,800,000	2,702,000
GSC Holdings Corp., senior note, 8.00%, 10/01/12	United States	2,700,000	2,713,500

			5,415,500

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Technology Services 0.8%
Oracle Corp., 5.25%, 1/15/16	United States	3,300,000	$3,096,139
[g]SunGard Data Systems Inc., senior note, 144A, 9.125%, 8/15/13	United States	1,600,000	1,668,000
senior sub. note, 144A, 10.25%, 8/15/15	United States	1,600,000	1,662,000

			6,426,139

Utilities 2.2%
[g]Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12	United States	2,200,000	2,348,500
Aquila Inc., senior note, 9.95%, 2/01/11	United States	2,100,000	2,374,291
[g,h,i]Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10	United States	1,200,000	1,134,000
[g]Dynegy Holdings Inc., senior note, 144A, 8.375%, 5/01/16	United States	2,700,000	2,673,000
Midwest Generation LLC, senior secured note, 8.75%, 5/01/34	United States	2,200,000	2,343,000
[g]Mirant North America LLC, senior note, 144A, 7.375%, 12/31/13	United States	1,200,000	1,164,000
NRG Energy Inc., senior note, 7.375%, 2/01/16	United States	3,200,000	3,128,000
TXU Corp., senior note, 5.55%, 11/15/14	United States	3,300,000	3,009,653

			18,174,444

Total Corporate Bonds (Cost $292,479,675)			286,836,837

Convertible Bonds 0.4%
Electronic Technology 0.4%
Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08	United States	1,300,000	1,288,625
Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%, 1/15/31	United States	1,800,000	1,716,750

Total Convertible Bonds (Cost $2,649,473)			3,005,375

Asset-Backed Securities and Commercial Mortgage-Backed Securities 2.1%
Finance 2.1%
Countrywide Asset-Backed Certificates, 2004-7, AF4, 4.774%, 8/25/32	United States	440,000	433,757
2005-11, AF4, 5.21%, 2/25/36	United States	1,275,000	1,221,508
2005-12, 2A5, 5.245%, 2/25/36	United States	2,750,000	2,610,534
GE Capital Commercial Mortgage Corp., 2003-CI, A4, 4.819%, 1/10/38	United States	934,225	887,314
JP Morgan Chase Commercial Mortgage Sec Corp., [c]2004-CB9, A4, 5.38%, 6/12/41	United States	5,096,445	4,980,549
2004-LN2, A2, 5.115%, 7/15/41	United States	412,616	391,743
[g]Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24	United States	23,004	22,923
[c]Morgan Stanley Capital I, 2004-IQ7, A4, 5.56%, 6/15/38	United States	4,000,000	3,896,926
Popular ABS Mortgage Pass-Through Trust, 2005-3, AF6, 4.759%, 7/25/35	United States	1,000,000	946,205
Residential Asset Securities Corp., 2002-KS8, A4, 4.58%, 11/25/30	United States	287,630	285,590
2004-KS1, AI4, 4.213%, 4/25/32	United States	500,000	492,027
Residential Funding Mortgage Securities II, 2005-HI1, A4, 4.70%, 8/25/34	United States	1,000,000	979,094

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $18,144,271)			17,148,170

Mortgage-Backed Securities 12.2%
[c]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 4.688%, 1/01/33	United States	410,896	408,552

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]	Value
Long Term Investments (continued)
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 5.0%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	4,778,650	$4,519,406
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	5,557,517	5,359,204
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	1,393,892	1,369,366
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	51,201	51,318
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	24,699	25,003
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	3,486,336	3,265,316
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 10/01/35	United States	8,202,203	7,897,813
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 6/01/36	United States	14,388,542	14,183,554
[f]FHLMC Gold 30 Year, 6.50%, 12/01/23 - 7/01/32	United States	3,536,553	3,559,369
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 6/01/32	United States	259,255	266,254
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	5,132	5,315

			40,501,918

[c]Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%
FNMA, 4.503%, 4/01/20	United States	282,981	273,934
FNMA, 4.609%, 12/01/34	United States	1,652,779	1,606,993

			1,880,927

Federal National Mortgage Association (FNMA) Fixed Rate 5.9%
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	933,289	883,272
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	1,186,399	1,145,556
FNMA 15 Year, 5.50%, 10/01/16 - 4/01/21	United States	2,962,409	2,909,110
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	46,021	46,202
FNMA 15 Year, 7.00%, 5/01/12	United States	6,086	6,200
FNMA 30 Year, 5.00%, 4/01/34 - 10/01/35	United States	2,122,944	1,989,491
FNMA 30 Year, 5.50%, 8/01/33 - 1/01/36	United States	22,577,095	21,719,954
FNMA 30 Year, 6.00%, 7/01/32 - 1/01/36	United States	18,412,337	18,139,948
[f]FNMA 30 Year, 6.50%, 6/01/28 - 9/01/32	United States	818,590	826,635
FNMA 30 Year, 7.00%, 2/01/29 - 1/01/32	United States	33,269	34,111
FNMA 30 Year, 7.50%, 9/01/31	United States	27,847	28,812

			47,729,291

Government National Mortgage Association (GNMA) Fixed Rate 1.0%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	2,572,457	2,438,217
GNMA I SF 30 Year, 5.50%, 12/15/32 - 9/15/34	United States	2,978,761	2,891,190
GNMA I SF 30 Year, 6.00%, 1/15/33	United States	257,065	255,427
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	23,779	24,112
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	137,625	142,032
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	4,925	5,150
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	680,923	641,296
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	949,321	940,671
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	415,216	419,120
GNMA II SF 30 Year, 7.00%, 2/20/33	United States	498,653	511,003
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	98,648	102,493

			8,370,711

Total Mortgage-Backed Securities (Cost $102,273,287)			98,891,399

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]		Value
Long Term Investments (continued)
U.S. Government and Agency Securities 8.7%
Government Bonds 8.7%
FHLMC, 2.375%, 2/15/07	United States	300,000		$294,313
4.375%, 7/17/15	United States	2,500,000		2,305,537
4.50%, 1/15/13	United States	580,000		548,943
4.875%, 2/17/09	United States	1,950,000		1,925,516
4.875%, 11/15/13	United States	150,000		144,551
5.50%, 9/15/11	United States	300,000		300,309
7.00%, 3/15/10	United States	300,000		315,385
FNMA, 2.125%, 10/09/07	United States	890,000,000	JPY	7,928,516
4.25%, 5/15/09	United States	260,000		252,109
4.375%, 3/15/13	United States	3,100,000		2,909,489
4.375%, 10/15/15	United States	1,000,000		924,507
5.00%, 1/15/07	United States	900,000		897,438
5.00%, 4/15/15	United States	250,000		242,125
5.25%, 1/15/09	United States	250,000		248,972
5.375%, 11/15/11	United States	1,200,000		1,195,843
5.50%, 3/15/11	United States	150,000		150,238
6.00%, 5/15/11	United States	500,000		511,312
6.125%, 3/15/12	United States	900,000		928,355
6.625%, 11/15/10	United States	350,000		365,726
U.S. Treasury Bond, 4.875%, 2/15/12	United States	2,000,000		1,978,752
6.125%, 11/15/27	United States	150,000		165,785
6.88%, 8/15/25	United States	4,790,000		5,681,390
7.125%, 2/15/23	United States	4,980,000		5,959,661
7.50%, 11/15/16	United States	4,200,000		4,969,129
U.S. Treasury Note, 3.00%, 12/31/06	United States	1,430,000		1,414,416
3.00%, 11/15/07	United States	1,500,000		1,456,817
3.125%, 5/15/07	United States	2,500,000		2,454,885
3.125%, 9/15/08	United States	1,500,000		1,437,774
3.25%, 1/15/09	United States	4,900,000		4,683,714
3.375%, 10/15/09	United States	340,000		322,416
3.50%, 12/15/09	United States	2,500,000		2,374,512
4.00%, 9/30/07	United States	2,600,000		2,562,017
4.00%, 4/15/10	United States	350,000		336,875
4.00%, 11/15/12	United States	150,000		141,035
4.125%, 8/15/10	United States	1,300,000		1,253,790
4.25%, 8/15/13	United States	450,000		427,078
4.25%, 11/15/13	United States	2,000,000		1,893,282
4.25%, 8/15/14	United States	2,000,000		1,884,142
4.25%, 11/15/14	United States	600,000		564,469
4.375%, 8/15/12	United States	3,170,000		3,050,383
4.75%, 5/15/14	United States	1,000,000		975,821
5.00%, 8/15/11	United States	1,900,000		1,894,880
5.625%, 5/15/08	United States	600,000		604,922

Total U.S. Government and Agency Securities (Cost $74,004,534)				70,877,129

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]		Value
Long Term Investments (continued)
Foreign Government and Agency Securities 24.5%
[c,j]Government of Argentina, FRN, 4.889%, 8/03/12	Argentina	20,537,000		$16,681,315
Government of Austria, 9.00%, 9/15/06	Austria	220,000,000	ISK	2,873,670
Government of Brazil, 8.00%, 1/15/18	Brazil	2,850,000		3,013,875
Government of Canada, 3.25%, 12/01/06	Canada	14,540,000	CAD	12,965,175
Government of Indonesia,
11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	184,120
13.15%, 3/15/10	Indonesia	13,925,000,000	IDR	1,535,238
13.15%, 1/15/12	Indonesia	9,200,000,000	IDR	1,030,444
14.00%, 6/15/09	Indonesia	12,950,000,000	IDR	1,469,685
14.25%, 6/15/13	Indonesia	35,480,000,000	IDR	4,141,502
14.275%, 12/15/13	Indonesia	23,637,000,000	IDR	2,743,147
Government of Italy, 0.375%, 10/10/06	Italy	451,000,000	JPY	3,944,304
Government of Malaysia, 3.135%, 12/17/07	Malaysia	1,160,000	MYR	311,212
4.032%, 9/15/09	Malaysia	3,065,000	MYR	822,121
4.305%, 2/27/09	Malaysia	28,625,000	MYR	7,759,015
6.90%, 3/15/07	Malaysia	1,250,000	MYR	347,255
8.60%, 12/01/07	Malaysia	8,460,000	MYR	2,444,449
Government of Mexico,
8.375%, 1/14/11	Mexico	425,000		462,613
[c]FRN, 5.75%, 1/13/09	Mexico	1,480,000		1,493,394
Government of New Zealand,
6.00%, 11/15/11	New Zealand	1,600,000	NZD	974,354
6.50%, 4/15/13	New Zealand	2,960,000	NZD	1,863,593
Government of Norway, 6.75%, 1/15/07	Norway	87,125,000	NOK	14,249,349
Government of Peru, 7.84%, 8/12/20	Peru	2,290,000	PEN	683,283
8.60%, 8/12/17	Peru	15,950,000	PEN	5,072,200
Government of the Philippines, 7.75%, 1/14/31	Philippines	2,100,000		2,047,500
8.875%, 3/17/15	Philippines	3,600,000		3,864,780
9.00%, 2/15/13	Philippines	6,610,000		7,147,063
9.875%, 3/16/10	Philippines	100,000		108,650
Government of Poland, 5.75%, 9/23/22	Poland	11,100,000	PLN	3,440,780
6.00%, 5/24/09	Poland	26,370,000	PLN	8,449,687
6.25%, 10/24/15	Poland	7,700,000	PLN	2,521,348
8.50%, 5/12/07	Poland	5,300,000	PLN	1,723,637
[k]Government of Russia, Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	Russia	3,250,000		3,466,323
Government of Singapore, 1.75%, 2/01/07	Singapore	4,500,000	SGD	2,828,494
4.00%, 3/01/07	Singapore	14,150,000	SGD	9,014,299
Government of Slovakia, 4.80%, 4/14/09	Slovak Republic	28,700,000	SKK	935,637
4.90%, 2/11/14	Slovak Republic	7,300,000	SKK	234,750
5.30%, 5/12/19	Slovak Republic	42,200,000	SKK	1,392,471
7.50%, 3/13/12	Slovak Republic	59,000,000	SKK	2,153,619
[l]Strip, 1/14/07	Slovak Republic	177,800,000	SKK	5,754,610
Government of Sweden, 5.00%, 1/28/09	Sweden	13,685,000	SEK	1,971,235
5.50%, 10/08/12	Sweden	13,990,000	SEK	2,113,749
6.50%, 5/05/08	Sweden	2,400,000	SEK	352,509

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]		Value
Long Term Investments (continued)
Foreign Government and Agency Securities (continued)
Government of Sweden (continued)
8.00%, 8/15/07	Sweden	72,980,000	SEK	$10,697,911
[l]Strip, 9/20/06	Sweden	6,850,000	SEK	946,135
Government of Thailand, 4.125%, 2/12/08	Thailand	17,000,000	THB	437,386
8.00%, 12/08/06	Thailand	146,050,000	THB	3,876,593
8.50%, 12/08/08	Thailand	14,000,000	THB	392,269
[c]Government of Ukraine, [g]144A, FRN, 8.235%, 8/05/09	Ukraine	1,275,000		1,337,156
FRN, 8.235%, 8/05/09	Ukraine	400,000		419,240
[c]Government of Venezuela, FRN, 6.09%, 4/20/11	Venezuela	1,910,000		1,897,108
Inter-American Development Bank, 9.00%, 1/04/07	Supranational	259,000,000	ISK	3,343,541
Korea Treasury Note, 3.75%, 9/10/07	South Korea	6,215,000,000	KRW	6,467,059
4.25%, 9/10/08	South Korea	3,200,000,000	KRW	3,325,406
4.50%, 9/09/08	South Korea	600,000,000	KRW	626,759
4.75%, 3/12/08	South Korea	8,900,000,000	KRW	9,353,250
6.90%, 1/16/07	South Korea	2,040,000,000	KRW	2,174,964
New South Wales Treasury Corp., 6.00%, 5/01/12	Australia	1,570,000	AUD	1,164,373
8.00%, 3/01/08	Australia	1,801,000	AUD	1,380,912
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	2,745,000	AUD	2,046,667
8/14/13	Australia	1,220,000	AUD	908,059
10/14/15	Australia	1,280,000	AUD	952,157

Total Foreign Government and Agency Securities (Cost $189,949,409)				198,333,399

Total Long Term Investments (Cost $775,702,314)				769,726,823

Short Term Investments 5.5%
Foreign Government Securities 3.3%
[l]Canada Treasury Bill, 11/30/06	Canada	2,100,000	CAD	1,845,938
5/17/07	Canada	7,210,000	CAD	6,203,776
[l]Egypt Treasury Bill, 11/21/06	Egypt	11,800,000	EGP	1,981,138
2/20/07	Egypt	12,400,000	EGP	2,038,416
6/26/07	Egypt	23,000,000	EGP	3,672,404
[l]Thailand Treasury Bill, 10/05/06	Thailand	98,750,000	THB	2,558,177
10/12/06	Thailand	164,600,000	THB	4,259,880
2/22/07	Thailand	53,155,000	THB	1,349,645
3/08/07	Thailand	14,700,000	THB	372,494
4/05/07	Thailand	22,000,000	THB	555,225
5/03/07	Thailand	60,000,000	THB	1,508,111
6/07/07	Thailand	22,000,000	THB	550,156

Total Foreign Government Securities (Cost $26,513,663)				26,895,360

Total Investments before Money Market Fund (Cost $802,215,977)				796,622,183

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Shares	Value
Short Term Investments (continued)
Money Market Fund (Cost $17,776,894) 2.2%
[m]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.83%	United States	17,776,894	$17,776,894

Total Investments (Cost $819,992,871) 100.5%			814,399,077
Net Unrealized Gain on Forward Exchange Contracts 0.0%[d]			416,190
Other Assets, less Liabilities (0.5)%			(4,646,782)

Net Assets 100.0%			$810,168,485

Currency Abbreviations

AUD - Australian Dollar

CAD - Canadian Dollar

EGP - Egyptian Pounds

EUR - Euro

IDR - Indonesian Rupiah

ISK - Iceland Krona

JPY - Japanese Yen

KRW - South Korean Won

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GNMA - Government National Mortgage Association

REIT - Real Estate Investment Trust

SF - Single Family

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[b]	See Note 1(f) regarding senior floating rate interests.
[c]	The coupon rate shown represents the rate at period end.
[d]	Rounds to less than 0.1% of net assets.
[e]	See Note 10 regarding unfunded loan commitments.
[f]	See Note 1(c) regarding security purchased on a when-issued, delayed delivery or to-be-announced basis.
[g]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the aggregate value of these securities was $59,012,116 representing 7.28% of net assets.
[h]	See Note 9 regarding defaulted securities.
[i]	See Note 11 regarding other considerations.
[j]	The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
[k]	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $3,466,323, representing 0.43% of net assets.
[l]	The security is traded on discount basis with no stated coupon rate.
[m]	See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FSI-21

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Asset and Liabilities

June 30, 2006 (unaudited)

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$802,215,977
Cost - Sweep Money Fund (Note 7)	17,776,894

Total cost of investments	$819,992,871

Value - Unaffiliated issuers	$796,622,183
Value - Sweep Money Fund (Note 7)	17,776,894

Total value of investments	814,399,077
Cash	247,603
Foreign currency, at value (cost $266,895)	211,632
Receivables:
Investment securities sold	366,408
Capital shares sold	415,519
Interest	11,432,695
Unrealized gain on forward exchange contracts (Note 8)	416,190

Total assets	827,489,124

Liabilities:
Payables:
Investment securities purchased	16,729,421
Capital shares redeemed	17,838
Affiliates	384,927
Unrealized loss on unfunded commitments (Note 10)	1,645
Accrued expenses and other liabilities	186,808

Total liabilities	17,320,639

Net assets, at value	$810,168,485

Net assets consist of:
Paid-in capital	$793,213,801
Undistributed net investment income	18,099,037
Net unrealized appreciation (depreciation)	(5,261,195)
Accumulated net realized gain (loss)	4,116,842

Net assets, at value	$810,168,485

Class 1:
Net assets, at value	$801,120,595

Shares outstanding	66,928,201

Net asset value and maximum offering price per share	$11.97

Class 2:
Net assets, at value	$9,047,890

Shares outstanding	764,972

Net asset value and maximum offering price per share	$11.83

See notes to financial statements.

FSI-22

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin Strategic Income Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$180,765
Sweep Money Fund (Note 7)	311,449
Interest	23,638,687

Total investment income	24,130,901

Expenses:
Management fees (Note 3a)	1,499,953
Administrative fees (Note 3b)	785,384
Distributions fees - Class 2 (Note 3c)	20,247
Unaffiliated transfer agent fees	2,339
Custodian fees (Note 4)	128,875
Reports to shareholders	61,732
Professional fees	13,324
Trustees’ fees and expenses	3,015
Other	17,064

Total expenses	2,531,933
Expense reductions (Note 4)	(7,586)

Net expenses	2,524,347

Net investment income	21,606,554

Realized and unrealized losses:
Net realized gain (loss) from:
Investments	1,697,165
Foreign currency transactions	2,457,665

Net realized gain (loss)	4,154,830

Net change in unrealized appreciation (depreciation) on:
Investments	(10,128,482)
Translation of assets and liabilities denominated in foreign currencies	(20,660)

Net change in unrealized appreciation (depreciation)	(10,149,142)

Net realized and unrealized gain (loss)	(5,994,312)

Net increase (decrease) in net assets resulting from operations	$15,612,242

See notes to financial statements.

FSI-23

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$21,606,554	$35,031,955
Net realized gain (loss) from investments and foreign currency transactions	4,154,830	11,898,278
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(10,149,142)	(34,380,358)

Net increase (decrease) in net assets resulting from operations	15,612,242	12,549,875

Distributions to shareholders from:
Net investment income:
Class 1	(39,519,783)	(30,614,473)
Class 2	(416,784)	(296,661)
Net realized gains:
Class 1	(5,179,930)	(5,032,795)
Class 2	(58,574)	(50,111)

Total distributions to shareholders	(45,175,071)	(35,994,040)

Capital share transactions: (Note 2)
Class 1	90,317,782	192,650,584
Class 2	(10,452,425)	14,935,669

Total capital share transactions	79,865,357	207,586,253

Net increase (decrease) in net assets	50,302,528	184,142,088
Net assets:
Beginning of period	759,865,957	575,723,869

End of period	$810,168,485	$759,865,957

Undistributed net investment income included in net assets:
End of period	$18,099,037	$36,429,050

See notes to financial statements.

FSI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin Strategic Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 98.85% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment

FSI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Security Valuation (continued)

manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

FSI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FSI-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	4,644,124	$58,620,873	13,275,130	$167,268,259
Shares issued in reinvestment of distributions	3,743,695	44,699,713	2,924,304	35,647,268
Shares redeemed	(1,027,991)	(13,002,804)	(825,137)	(10,264,943)

Net increase (decrease)	7,359,828	$90,317,782	15,374,297	$192,650,584

Class 2 Shares:
Shares sold	160,290	$1,978,541	1,276,128	$15,551,773
Shares issued in reinvestment of distributions	40,284	475,358	28,778	346,772
Shares redeemed	(1,026,228)	(12,906,324)	(78,763)	(962,876)

Net increase (decrease)	(825,654)	$(10,452,425)	1,226,143	$14,935,669

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FSI-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $ 21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$824,238,885

Unrealized appreciation	$13,645,028
Unrealized depreciation	(23,484,836)

Net unrealized appreciation (depreciation)	$(9,839,808)

FSI-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $222,370,435 and $179,789,595, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
30,500,000	Thailand Baht	1,068,956	NZD	12/06/06	$152,690
1,824,652,500	South Korean Won	2,750,000	NZD	10/10/06	263,500

Unrealized gain (loss) on forward exchange contracts					$416,190

[a]In	U.S. Dollar unless otherwise indicated.

Currency Abbreviation:

NZD - New Zealand Dollar

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 48.50% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2006, the aggregate value of these securities was $2,344,000, representing 0.29% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

FSI-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2006, unfunded commitments were as follows:

Unfunded Commitment
CBRL Group (Cracker Barrel), Delay Draw	$144,652
Hawaiian Telecom Communications Inc., Term Loan A	181,300
Hertz Corp., Delay Draw	231,186
Niska Gas Storage US LLC, Delay Draw	205,534
VML US Finance LLC (Venetian Macau), Term Loan B	930,000

$1,692,672

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

11. OTHER CONSIDERATIONS

Directors or employees of Advisers, as the Fund’s Investment Manager, may serve as members of various bondholders’ steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. At June 30, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund’s Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

12. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

FSI-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

12. REGULATORY MATTERS (continued)

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

13. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FSI-32

FRANKLIN U.S. GOVERNMENT FUND

This semiannual report for Franklin U.S. Government Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin U.S. Government Fund – Class 1 had a -0.46% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin U.S. Government Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Risks: Interest rate movements and mortgage prepayment rates may impact the Fund’s share price and yield. Thus, as the prices of bonds in the Fund’s portfolio adjust to a rise in interest rates, the Fund’s share price may decline. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will fluctuate with market conditions. The Fund’s prospectus also includes a description of the main investment risks.

Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities, a substantial portion of which is Ginnie Maes.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund underperformed the Lehman Brothers U.S. Government: Intermediate Index’s +0.01% return, and outperformed the Lipper VIP General U.S. Government Funds Classification Average’s -1.25% return.1

Economic and Market Overview

The U.S. economy continued to grow at a healthy pace during the first half of 2006, although the second quarter’s pace slowed to an estimated annualized 2.5% from the first quarter’s 5.6% annualized rate. Overall, several factors contributed to the first half’s real growth. During the reporting period, the labor markets continued to improve, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. Finally, business spending and productivity also rose during the reporting period. Double-digit profit growth provided companies with strong revenues, and ample cash helped some companies to support their capital spending.

Oil prices reached a historical high during the period, which contributed to the rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained more contained but nonetheless began to experience some upward pressure. For example, while June’s headline Consumer Price Index (CPI) reported a 12-month rise of 4.3%, core CPI increased 2.6%.2

Several times during the period the Federal Reserve Board acknowledged the economy’s strength as well as the potential inflationary pressure from high energy prices. By period-end it had raised the federal funds target rate to 5.25% and indicated its next moves would be highly dependent on forthcoming economic data. The 10-year Treasury

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

FUS-2

note yield rose from 4.39% at the beginning of the period to 5.15% on June 30, 2006, as some inflationary concerns began to affect intermediate- and long-maturity Treasuries.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

Based on our research, we believe mortgage-backed securities and agency securities historically offer attractive risk-adjusted returns. In the mortgage-backed securities sector, we used our research to uncover areas of the markets where we thought mortgage risk may have offered value. We looked at instruments across the coupon spectrum. As a result of our analysis, we maintained our weighting in agency securities as we believed they continued to be attractive core holdings, based on our strategy. Our research showed that the income premium provided by the sector can help contribute to strong risk-adjusted returns across various interest rate cycles.

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin U.S. Government Fund – Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$995.40	$2.52
Hypothetical (5% return before expenses)	$1,000	$1,022.27	$2.56

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.51%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin U.S. Government Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 1		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.75	$12.99	$13.22	$13.61	$13.16	$13.16

Income from investment operations[a]:
Net investment income[b]	0.29	0.54	0.51	0.51	0.71	0.80	[g]
Net realized and unrealized gains (losses)	(0.35)	(0.20)	(0.05)	(0.18)	0.57	0.17	[g]

Total from investment operations	(0.06)	0.34	0.46	0.33	1.28	0.97

Less distributions from net investment income	(0.58)	(0.58)	(0.69)	(0.72)	(0.83)	(0.97)

Net asset value, end of period	$12.11	$12.75	$12.99	$13.22	$13.61	$13.16

Total return[c]	(0.46)%	2.65%	3.71%	2.43%	10.08%	7.62%
Ratios/supplemental data
Net assets, end of period (000’s)	$195,025	$217,165	$259,833	$311,864	$382,663	$392,453
Ratios to average net assets:
Expenses	0.51% [e,f]	0.52% [f]	0.54% [f]	0.53%	0.54%	0.53%
Net investment income	4.62% [e]	4.18%	3.90%	3.79%	5.34%	6.06%	[g]
Portfolio turnover rate	16.62%	21.46%	75.93%	72.09%	86.86%	35.94%
Portfolio turnover rate excluding mortgage dollar rolls[d]	16.62%	15.62%	33.63%	23.26%	38.47%	29.09%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	See Note 1(d) regarding mortgage dollar rolls.
[e]Annualized.
[f]	Benefit of expense reduction is less than 0.01%.
[g]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

Net investment income per share	$ 0.016
Net realized and unrealized gains per share	(0.016)
Ratio of net investment income to average net assets	0.12%

See notes to financial statements.

FUS-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 2		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.59	$12.84	$13.08	$13.49	$13.08	$13.11

Income from investment operations[a]:
Net investment income[b]	0.27	0.50	0.47	0.46	0.66	0.75	[g]
Net realized and unrealized gains (losses)	(0.35)	(0.20)	(0.04)	(0.16)	0.57	0.18	[g]

Total from investment operations	(0.08)	0.30	0.43	0.30	1.23	0.93

Less distributions from net investment income	(0.55)	(0.55)	(0.67)	(0.71)	(0.82)	(0.96)

Net asset value, end of period	$11.96	$12.59	$12.84	$13.08	$13.49	$13.08

Total return[c]	(0.64)%	2.40%	3.48%	2.21%	9.77%	7.37%
Ratios/supplemental data
Net assets, end of period (000's)	$363,344	$379,662	$332,373	$240,047	$136,875	$23,356
Ratios to average net assets:
Expenses	0.76% [e,f]	0.77%[f]	0.79%[f]	0.78%	0.79%	0.78%
Net investment income	4.37%[e]	3.93%	3.65%	3.54%	5.09%	5.69%[g]
Portfolio turnover rate	16.62%	21.46%	75.93%	72.09%	86.86%	35.94%
Portfolio turnover rate excluding mortgage dollar rolls[d]	16.62%	15.62%	33.63%	23.26%	38.47%	29.09%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	See Note 1(d) regarding mortgage dollar rolls.
[e]	Annualized.
[f]	Benefit of expense reduction is less than 0.01%.
[g]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

Net investment income per share	$ 0.016
Net realized and unrealized gains per share	(0.016)
Ratio of net investment income to average net assets	0.12%

See notes to financial statements.

FUS-7

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin U.S. Government Fund	Principal Amount	Value
Long Term Investments 94.6%
Mortgage-Backed Securities 76.9%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 6.253%, 6/01/22	$335,727	$339,720
FHLMC, 6.293%, 2/01/19	324,158	328,639

		668,359

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 9.3%
FHLMC Gold 15 Year, 6.50%, 6/01/08 - 7/01/08	196,447	197,319
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/34	11,747,026	11,020,752
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 1/01/35	5,720,309	5,514,048
FHLMC Gold 30 Year, 5.50%, 11/01/34	12,069,439	11,626,958
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/34	11,908,127	11,767,508
FHLMC Gold 30 Year, 6.50%, 11/01/23 - 5/01/35	5,857,046	5,910,270
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	2,107,459	2,162,077
FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	163,353	169,651
FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	84,639	89,319
FHLMC Gold 30 Year, 8.50%, 7/01/21 - 7/01/31	3,264,328	3,510,462
FHLMC PC 30 Year, 8.00%, 1/01/17 - 9/01/17	27,088	28,313
FHLMC PC 30 Year, 8.50%, 9/01/20	4,450	4,753

		52,001,430

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 0.7%
FNMA, 5.578%, 3/01/20	229,054	232,965
FNMA, 5.932%, 2/01/19	367,842	370,570
FNMA, 6.082%, 1/01/18	2,157,362	2,163,546
FNMA, 6.167%, 9/01/18	719,127	723,482
FNMA, 6.216%, 7/01/19	370,518	370,194

		3,860,757

Federal National Mortgage Association (FNMA) Fixed Rate 16.2%
FNMA 15 Year, 5.50%, 6/01/16 - 11/01/17	2,530,517	2,489,367
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	2,754,034	2,765,373
FNMA 15 Year, 8.00%, 8/01/19 - 6/01/20	82,615	87,012
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/35	11,216,940	10,509,154
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	21,535,964	20,753,609
FNMA 30 Year, 6.00%, 1/01/24 - 12/01/34	4,801,243	4,736,755
FNMA 30 Year, 6.00%, 2/01/36	19,503,707	19,205,666
FNMA 30 Year, 6.00%, 3/01/36	16,833,656	16,576,417
FNMA 30 Year, 6.50%, 1/01/24 - 8/01/32	4,722,696	4,772,514
FNMA 30 Year, 7.00%, 5/01/24 - 9/01/31	485,122	497,283
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	242,193	251,315
FNMA 30 Year, 8.00%, 7/01/16 - 2/01/25	550,962	581,291
FNMA 30 Year, 8.50%, 10/01/19 - 8/01/21	19,531	20,892
FNMA 30 Year, 9.00%, 10/01/26	1,091,679	1,187,417
FNMA PL 30 Year, 5.50%, 4/01/34	6,405,433	6,153,238

		90,587,303

Government National Mortgage Association (GNMA) Fixed Rate 50.6%
GNMA I SF 30 Year, 5.00%, 7/15/33 - 8/15/34	21,585,984	20,457,893
GNMA I SF 30 Year, 5.50%, 11/15/28 - 9/15/34	47,668,296	46,275,517
GNMA I SF 30 Year, 6.00%, 11/15/23 - 3/15/34	13,369,305	13,293,128
GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/34	15,244,860	15,464,948

FUS-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Long Term Investments (continued)
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	$4,903,364	$5,059,442
GNMA I SF 30 Year, 7.50%, 2/15/17 - 3/15/32	2,416,011	2,525,609
GNMA I SF 30 Year, 8.00%, 2/15/17 - 6/15/24	1,176,035	1,243,638
GNMA I SF 30 Year, 8.25%, 4/15/25	151,243	162,441
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	267,645	289,181
GNMA I SF 30 Year, 9.00%, 4/15/16 - 7/15/20	156,534	168,145
GNMA I SF 30 Year, 9.50%, 7/15/16 - 6/15/21	395,431	431,250
GNMA I SF 30 Year, 10.00%, 10/15/17 - 8/15/21	303,023	331,950
GNMA II SF 30 Year, 5.00%, 9/20/33	15,945,753	15,019,898
GNMA II SF 30 Year, 5.00%, 10/20/33 - 11/20/33	6,726,051	6,334,247
GNMA II SF 30 Year, 5.00%, 8/20/35	10,384,305	9,772,710
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/36	31,295,521	30,232,112
GNMA II SF 30 Year, 5.50%, 12/20/34	14,150,724	13,674,968
GNMA II SF 30 Year, 5.50%, 2/20/35	8,269,023	7,987,771
GNMA II SF 30 Year, 5.50%, 2/20/36	29,067,763	28,070,823
[b]GNMA II SF 30 Year, 6.00%, 11/20/23 - 6/20/36	19,683,518	19,500,614
GNMA II SF 30 Year, 6.00%, 6/20/34	7,269,070	7,202,829
GNMA II SF 30 Year, 6.00%, 9/20/34	10,716,517	10,619,079
GNMA II SF 30 Year, 6.00%, 1/20/36	14,679,709	14,532,279
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	5,341,171	5,396,351
GNMA II SF 30 Year, 7.00%, 8/20/29 - 11/20/32	6,780,607	6,951,487
GNMA II SF 30 Year, 7.50%, 11/20/16 - 5/20/33	1,009,321	1,048,758
GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	66,644	70,077
GNMA II SF 30 Year, 9.50%, 4/20/25	11,348	12,448

		282,129,593

Total Mortgage-Backed Securities (Cost $444,173,309)		429,247,442

U.S. Government and Agency Securities 17.7%
FFCB,
4.45%, 8/27/10	15,000,000	14,449,575
4.50%, 7/09/07	10,000,000	9,901,980
FHLB,
2.625%, 5/15/07	15,000,000	14,636,820
4.875%, 5/15/07	5,000,000	4,972,735
FICO,
16, Strip, 10/05/10	4,745,000	3,798,909
15, Strip, 3/07/16	15,000,000	8,853,885
HUD, 96-A,
7.63%, 8/01/14	4,460,000	4,438,284
7.66%, 8/01/15	4,510,000	4,480,315
SBA,
6.00%, 9/01/18	4,064,159	4,100,984
6.70%, 12/01/16	1,437,348	1,469,099
6.85%, 7/01/17	1,542,568	1,582,451
[a]FRN, 7.35%, 6/25/19	517,187	527,176
[a]FRN, 7.625%, 3/25/18	857,186	889,004
Series 95-L, 6.45%, 12/01/15	1,223,953	1,243,895
Tennessee Valley Authority,
5.88%, 4/01/36	10,000,000	10,398,430
zero cpn. to 4/15/12, 8.25% thereafter, 4/15/42	6,000,000	4,585,632

FUS-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Long Term Investments (continued)
U.S. Government and Agency Securities (continued)
U.S. Treasury Note,
3.75%, 5/15/08	$1,000,000	$975,040
4.75%, 5/15/14	8,000,000	7,806,568

Total U.S. Government and Agency Securities (Cost $98,277,535)		99,110,782

Total Long Term Investments (Cost $542,450,844)		528,358,224

Short Term Investment (Cost $29,056,969) 5.2%
Repurchase Agreement 5.2%
[c]Joint Repurchase Agreement, 4.968%, 7/03/06 (Maturity Value $29,068,999)	29,056,969	29,056,969

ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,594,408)

Banc of America Securities LLC (Maturity Value $2,594,408)

Barclays Capital Inc. (Maturity Value $2,594,408)

Bear, Stearns & Co. Inc. (Maturity Value $2,594,408)

BNP Paribas Securities Corp. (Maturity Value $2,594,408)

Deutsche Bank Securities Inc. (Maturity Value $1,037,764)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,594,408)

Greenwich Capital Markets Inc. (Maturity Value $2,594,408)

Lehman Brothers Inc. (Maturity Value $2,087,155)

Merrill Lynch Government Securities Inc. (Maturity Value $2,594,408)

Morgan Stanley & Co. Inc. (Maturity Value $2,594,408)

UBS Securities LLC (Maturity Value $2,594,408)

Collateralized by U.S. Government Agency Securities, 2.625 - 7.125%, 7/15/06 - 5/15/11; U.S. Treasury Notes, 3.50 - 5.125%, 1/15/11 - 6/30/11

Total Investments (Cost $571,507,813) 99.8%		557,415,193
Other Assets, less Liabilities 0.2%		953,222

Net Assets 100.0%		$558,368,415

Selected Portfolio Abbreviations

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FICO - Financing Corporation

FRN - Floating Rate Note

HUD - Housing and Urban Development

PC - Participation Certificate

PL - Project Loan

SBA - Small Business Administration

SF - Single Family

[a]	The coupon rate shown represents the rate at period end.
[b]	See Note 1(c) regarding securities purchased on a to-be-announced basis.
[c]	See Note 1(b) regarding joint repurchase agreement.

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin U.S. Government Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$542,450,844
Cost - Repurchase agreements	29,056,969

Total cost of investments	$571,507,813

Value - Unaffiliated issuers	$528,358,224
Value - Repurchase agreements	29,056,969

Total value of investments	557,415,193
Receivables:
Investment securities sold	71,635
Capital shares sold	105,248
Interest	3,197,167

Total assets	560,789,243

Liabilities:
Payables:
Investment securities purchased	1,496,719
Capital shares redeemed	531,880
Affiliates	385,527
Accrued expenses and other liabilities	6,702

Total liabilities	2,420,828

Net assets, at value	$558,368,415

Net assets consist of:
Paid-in capital	$576,813,619
Undistributed net investment income	11,751,623
Net unrealized appreciation (depreciation)	(14,092,620)
Accumulated net realized gain (loss)	(16,104,207)

Net assets, at value	$558,368,415

Class 1:
Net assets, at value	$195,024,508

Shares outstanding	16,100,918

Net asset value and maximum offering price per share	$12.11

Class 2:
Net assets, at value	$363,343,907

Shares outstanding	30,367,662

Net asset value and maximum offering price per share	$11.96

See notes to financial statements.

FUS-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin U.S. Government Fund
Investment income:
Interest	$14,726,513

Expenses:
Management fees (Note 3a)	1,415,059
Distribution fees - Class 2 (Note 3c)	461,793
Unaffiliated transfer agent fees	1,587
Custodian fees (Note 4)	5,943
Reports to shareholders	34,189
Professional fees	11,957
Trustees’ fees and expenses	1,681
Other	5,539

Total expenses	1,937,748
Expense reductions (Note 4)	(110)

Net expenses	1,937,638

Net investment income	12,788,875

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	23,437
Net change in unrealized appreciation (depreciation) on investments	(15,788,186)

Net realized and unrealized gain (loss)	(15,764,749)

Net increase (decrease) in net assets resulting from operations	$(2,975,874)

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin U.S. Government Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$12,788,875	$24,187,282
Net realized gain (loss) from investments	23,437	894,892
Net change in unrealized appreciation (depreciation) on investments	(15,788,186)	(10,377,707)

Net increase (decrease) in net assets resulting from operations	(2,975,874)	14,704,467

Distributions to shareholders from:
Net investment income:
Class 1	(9,026,792)	(10,493,994)
Class 2	(16,056,330)	(15,679,890)

Total distributions to shareholders	(25,083,122)	(26,173,884)

Capital share transactions: (Note 2)
Class 1	(12,220,916)	(38,280,418)
Class 2	1,822,080	54,370,363

Total capital share transactions	(10,398,836)	16,089,945

Net increase (decrease) in net assets	(38,457,832)	4,620,528
Net assets:
Beginning of period	596,826,247	592,205,719

End of period	$558,368,415	$596,826,247

Undistributed net investment income included in net assets:
End of period	$11,751,623	$24,045,870

See notes to financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin U.S. Government Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 87.68% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

FUS-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statement (unaudited) (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Securities Purchased on a TBA Basis

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FUS-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin U.S. Government Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	99,106	$1,264,097	100,049	$1,272,449
Shares issued in reinvestment of distributions	745,400	9,026,792	831,538	10,493,994
Shares redeemed	(1,775,594)	(22,511,805)	(3,896,374)	(50,046,861)

Net increase (decrease)	(931,088)	$(12,220,916)	(2,964,787)	$(38,280,418)

Class 2 Shares:
Shares sold	1,892,212	$23,731,923	6,860,585	$87,163,974
Shares issued in reinvestment of distributions	1,341,381	16,056,330	1,257,409	15,679,890
Shares redeemed	(3,031,002)	(37,966,173)	(3,840,094)	(48,473,501)

Net increase (decrease)	202,591	$1,822,080	4,277,900	$54,370,363

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

FUS-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statement (unaudited) (continued)

Franklin U.S. Government Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2008	$5,752,213
2011	4,558,723
2012	3,331,578
2013	2,102,640

$15,745,154

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized capital losses of $381,588.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$572,677,700

Unrealized appreciation	$4,489,374
Unrealized depreciation	(19,751,881)

Net unrealized appreciation (depreciation)	$(15,262,507)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, mortgage dollar rolls, paydown losses and bond discounts and premiums.

FUS-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin U.S. Government Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $128,319,901 and $89,282,062, respectively.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

8. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FUS-18

FRANKLIN ZERO COUPON FUND 2010

This semiannual report for Franklin Zero Coupon Fund 2010 covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Franklin Zero Coupon Fund 2010 – Class 1 posted a -1.19% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Zero Coupon Fund 2010 – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FZ10-1

Fund Goal and Main Investments: Franklin Zero Coupon Fund 2010 seeks as high an investment return as is consistent with capital preservation. The Fund normally invests at least 80% of its net assets in zero coupon debt securities and normally invests primarily to predominantly in U.S. Treasury issued stripped securities and stripped securities issued by the U.S. government, or its agencies and authorities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmarks, the Merrill Lynch (ML) 5-Year Zero Coupon Bond Index and ML 2-Year Zero Coupon Bond Index, which had returns of -1.02% and +0.79% for the same period.1

Economic and Market Overview

The U.S. economy continued to grow at a healthy pace during the first half of 2006, although the second quarter’s pace slowed to an estimated annualized 2.5% from the first quarter’s 5.6% annualized rate. Overall, several factors contributed to the first half’s real growth. During the reporting period, the labor markets continued to improve, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. Finally, business spending and productivity also rose during the reporting period. Double-digit profit growth provided companies with strong revenues, and ample cash helped some companies to support their capital spending.

Oil prices reached a historical high during the period, which contributed to the rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained more contained but nonetheless began to experience some upward pressure. For example, while June’s headline Consumer Price Index (CPI) reported a 12-month rise of 4.3%, core CPI increased 2.6%.2

Several times during the period the Federal Reserve Board acknowledged the economy’s strength as well as the potential inflationary pressure from high energy prices. By period-end it had raised the federal funds target rate to 5.25% and indicated its next moves would be highly dependent on forthcoming economic data. The 10-year Treasury

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Changes in interest rates affect the prices of the Fund’s debt securities. If interest rates rise, the value of the Fund’s debt securities will fall and so too will the Fund’s share price. Because zero coupon securities do not pay interest, their market value can fall more dramatically than interest-paying securities of similar maturities when interest rates rise. The Fund’s prospectus also includes a description of the main investment risks.

FZ10-2

note yield rose from 4.39% at the beginning of the period to 5.15% on June 30, 2006, as some inflationary concerns began to affect intermediate- and long-maturity Treasuries.

Investment Strategy

In selecting investments for the Fund, we seek to keep the Fund’s average duration to within 12 months of its maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment. Duration is also a measure of a bond’s price sensitivity to interest rates. We analyze securities using both proprietary and nonproprietary research seeking to identify attractive investment opportunities.

Manager’s Discussion

During periods of stable or rising interest rates, such as those experienced during the period, fixed income portfolios with longer durations tend to underperform those with shorter durations. This trend occurred during the first half of 2006 and was evident in the performance of Franklin Zero Coupon Fund 2010.

Thank you for your participation in Franklin Zero Coupon Fund 2010. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FZ10-3

Franklin Zero Coupon Fund 2010 – Class 1

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

FZ10-4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$988.10	$3.25
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.66%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FZ10-5

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Zero Coupon Fund – 2010

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 1		2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.02	$16.49	$16.55	$16.61	$15.33	$16.50

Income from investment operations:[a]
Net investment income[b]	0.38	0.80	0.81	0.82	0.87	0.92
Net realized and unrealized gains (losses)	(0.57)	(0.54)	(0.08)	(0.20)	2.03	(0.06)

Total from investment operations	(0.19)	0.26	0.73	0.62	2.90	0.86

Less distributions from:
Net investment income	(0.63)	(0.72)	(0.79)	(0.68)	(0.95)	(1.21)
Net realized gains	—	(0.01)	—	—	(0.67)	(0.82)

Total distributions	(0.63)	(0.73)	(0.79)	(0.68)	(1.62)	(2.03)

Net asset value, end of period	$15.20	$16.02	$16.49	$16.55	$16.61	$15.33

Total return[c]	(1.19)%	1.54%	4.72%	3.59%	20.10%	5.62%
Ratios/supplemental data
Net assets, end of period (000’s)	$96,628	$101,555	$78,978	$72,833	$68,489	$51,002
Ratios to average net assets:
Expenses	0.66% [d]	0.69%	0.68%	0.68% [e]	0.68%	0.68%
Net investment income	4.88% [d]	4.93%	4.91%	4.93% [e]	5.48%	5.73%
Portfolio turnover rate	0.98%	—%	11.74%	38.37%	19.03%	23.68%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Expense and Net investment income ratios have been corrected. As of December 31, 2003, the Expense ratio and Net investment income ratio previously presented were 0.65% and 4.77%, respectively.

See notes to financial statements.

FZ10-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Zero Coupon Fund – 2010

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31,
Class 2		2005	2004	2003[e]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.96	$16.43	$16.52	$17.39

Income from investment operations:[a]
Net investment income[b]	0.36	0.76	0.77	0.49
Net realized and unrealized gains (losses)	(0.57)	(0.54)	(0.08)	(0.68)

Total from investment operations	(0.21)	0.22	0.69	(0.19)

Less distributions from:
Net investment income	(0.60)	(0.68)	(0.78)	(0.68)
Net realized gains	—	(0.01)	—	—

Total distributions	(0.60)	(0.69)	(0.78)	(0.68)

Net asset value, end of period	$15.15	$15.96	$16.43	$16.52

Total return[c]	(1.32)%	1.32%	4.45%	3.40%
Ratios/supplemental data
Net assets, end of period (000’s)	$24,820	$24,040	$14,251	$11,649
Ratios to average net assets:
Expenses	0.91% [d]	0.94%	0.93%	0.93% [d,f]
Net investment income	4.63% [d]	4.68%	4.66%	4.68% [d,f]
Portfolio turnover rate	0.98%	—%	11.74%	38.37%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	For the period May 12, 2003 (effective date) to December 31, 2003.
[f]	Expense and Net investment income ratios have been corrected. As of December 31, 2003, the Expense ratio and Net investment income ratio previously presented were 0.90% and 4.52%, respectively.

See notes to financial statements.

FZ10-7

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Franklin Zero Coupon Fund – 2010	Principal Amount	Value
Long Term Investments 99.0%
U.S. Government and Agency Securities 99.0%
FHLMC, Strip,
7/15/10	$11,150,000	$9,025,546
1/15/11	10,629,000	8,378,915
FICO, Strip,
19, 6/06/10	9,800,000	7,974,054
A, 8/08/10	7,000,000	5,649,084
FNMA, Strip,
8/12/09	1,975,000	1,673,773
8/01/10	8,250,000	6,544,082
8/12/10	1,230,000	992,187
International Bank for Reconstruction & Development,
zero cpn., 2/15/11	1,392,000	1,080,644
zero cpn., 2/15/12	2,800,000	2,052,098
zero cpn., 2/15/13	3,287,000	2,277,884
zero cpn., 8/15/13	4,100,000	2,769,378
2, zero cpn., 2/15/11	500,000	388,163
REFCO, Strip, 10/15/10	10,000,000	8,072,230
Tennessee Valley Authority, Strip,
1/01/10	412,000	335,794
4/15/10	12,000,000	9,802,416
10/15/10	1,320,000	1,051,430
1/15/11	10,669,000	8,376,989
10/15/11	7,295,000	5,532,732
U.S. Treasury, Strip, 2/15/11	48,171,000	38,264,008

Total Long Term Investments (Cost $117,912,567)		120,241,407

Short Term Investment (Cost $150,641) 0.1%
Repurchase Agreement 0.1%
[a]Joint Repurchase Agreement, 4.968%, 7/03/06 (Maturity Value $150,703)	150,641	150,641

ABN AMRO Bank, N.V., New York Branch (Maturity Value $13,450)
Banc of America Securities LLC (Maturity Value $13,450)
Barclays Capital Inc. (Maturity Value $13,450)
Bear, Stearns & Co. Inc. (Maturity Value $13,450)
BNP Paribas Securities Corp. (Maturity Value $13,450)
Deutsche Bank Securities Inc. (Maturity Value $5,382)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $13,450)
Greenwich Capital Markets Inc. (Maturity Value $13,450)
Lehman Brothers Inc. (Maturity Value $10,821)
Merrill Lynch Government Securities Inc. (Maturity Value $13,450)
Morgan Stanley & Co. Inc. (Maturity Value $13,450)
UBS Securities LLC (Maturity Value $13,450)

Collateralized by U.S. Government Agency Securities, 2.625 - 7.125%, 7/15/06 - 5/15/11; U.S. Treasury Notes, 3.50 - 5.125%, 1/15/11 - 6/30/11

Total Investments (Cost $118,063,208) 99.1%		120,392,048
Other Assets, less Liabilities 0.9%		1,055,312

Net Assets 100.0%		$121,447,360

Selected Portfolio Abbreviations

FHLMC - Federal Home Loan Mortgage Corp.

FICO - Financing Corp.

FNMA - Federal National Mortgage Association

REFCO - Resolution Funding Corp.

[a]	See Note 1(b) regarding joint repurchase agreement.

See notes to financial statements.

FZ10-8

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Franklin Zero Coupon Fund - 2010
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$117,912,567
Cost - Repurchase agreements	150,641

Total cost of investments	$118,063,208

Value - Unaffiliated issuers	$120,241,407
Value - Repurchase agreements	150,641

Total value of investments	120,392,048
Receivables:
Investment securities sold	1,189,695
Capital shares sold	2,577

Total assets	121,584,320

Liabilities:
Payables:
Capital shares redeemed	25,300
Affiliates	71,008
Reports to shareholders	35,506
Accrued expenses and other liabilities	5,146

Total liabilities	136,960

Net assets, at value	$121,447,360

Net assets consist of:
Paid-in capital	$116,352,737
Undistributed net investment income	2,971,225
Net unrealized appreciation (depreciation)	2,328,840
Accumulated net realized gain (loss)	(205,442)

Net assets, at value	$121,447,360

Class 1:
Net assets, at value	$96,627,637

Shares outstanding	6,355,575

Net asset value and maximum offering price per share	$15.20

Class 2:
Net assets, at value	$24,819,723

Shares outstanding	1,638,188

Net asset value and maximum offering price per share	$15.15

See notes to financial statements.

FZ10-9

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Franklin Zero Coupon Fund - 2010
Investment income:
Interest	3,407,877

Expenses:
Management fees (Note 3a)	369,844
Distribution fees – Class 2 (Note 3c)	30,577
Unaffiliated transfer agent fees	297
Custodian fees (Note 4)	1,236
Reports to shareholders	25,818
Professional fees	7,048
Trustees’ fees and expenses	335
Other	1,801

Total expenses	436,956

Net investment income	2,970,921

Realized and unrealized gain (losses):
Net realized gain (loss) from investments	(145,130)
Net change in unrealized appreciation (depreciation) on investments	(4,319,758)

Net realized and unrealized gain (loss)	(4,464,888)

Net increase (decrease) in net assets resulting from operations	$(1,493,967)

See notes to financial statements.

FZ10-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Zero Coupon Fund - 2010
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$2,970,921	$5,169,785
Net realized gain (loss) from investments	(145,130)	—
Net change in unrealized appreciation (depreciation) on investments	(4,319,758)	(3,661,491)

Net increase (decrease) in net assets resulting from operations	(1,493,967)	1,508,294

Distributions to shareholders from:
Net investment income:
Class 1	(3,866,133)	(3,666,847)
Class 2	(946,094)	(647,355)
Net realized gains:
Class 1	—	(58,497)
Class 2	—	(10,862)

Total distributions to shareholders	(4,812,227)	(4,383,561)

Capital share transactions: (Note 2)
Class 1	116,316	24,917,897
Class 2	2,042,015	10,322,883

Total capital share transactions	2,158,331	35,240,780

Net increase (decrease) in net assets	(4,147,863)	32,365,513
Net assets:
Beginning of period	125,595,223	93,229,710

End of period	$121,447,360	$125,595,223

Undistributed net investment income included in net assets:
End of period	$2,971,225	$4,812,531

See notes to financial statements.

FZ10-11

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Zero Coupon Fund – 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Franklin Zero Coupon Fund – 2010 (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 79.51% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

FZ10-12

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statement (unaudited) (continued)

Franklin Zero Coupon Fund – 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund, or if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FZ10-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Zero Coupon Fund – 2010

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	359,388	$5,718,905	1,849,021	$29,861,423
Shares issued in reinvestment of distributions	254,686	3,866,133	231,676	3,725,344
Shares redeemed	(597,902)	(9,468,722)	(531,312)	(8,668,870)

Net increase (decrease)	16,172	$116,316	1,549,385	$24,917,897

Class 2 Shares:
Shares sold	193,803	$3,058,847	706,922	$11,405,935
Shares issued in reinvestment of distributions	62,531	946,094	41,036	658,217
Shares redeemed	(124,891)	(1,962,926)	(108,627)	(1,741,269)

Net increase (decrease)	131,443	$2,042,015	639,331	$10,322,883

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

FZ10-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statement (unaudited) (continued)

Franklin Zero Coupon Fund – 2010

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, there were no credits earned.

5. INCOME TAXES

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$118,122,845

Unrealized appreciation	$5,166,454
Unrealized depreciation	(2,897,251)

Net unrealized appreciation (depreciation)	$2,269,203

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $1,208,145 and $3,168,560, respectively.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

FZ10-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Zero Coupon Fund – 2010

7. REGULATORY MATTERS (continued)

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

8. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

FZ10-16

MUTUAL DISCOVERY SECURITIES FUND

This semiannual report for Mutual Discovery Securities Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Mutual Discovery Securities Fund – Class 1 delivered a +8.16% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Mutual Discovery Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Mutual Discovery Securities Fund seeks capital appreciation. The Fund normally invests mainly in U.S. and foreign equity securities that the manager believes are undervalued. The Fund invests primarily in undervalued stocks and to a lesser extent in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500), which returned +2.71%, but underperformed the Morgan Stanley Capital International (MSCI) World Index, which returned +10.50% for the same period.1

Economic and Market Overview

Global economic growth remained strong during the six-month period ended June 30, 2006. However, signs of moderation appeared in the latter part of the period primarily due to three factors. Many central banks, including the world’s three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. Although the possibility of future rate increases existed in many countries, market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Smaller and midsize company securities involve special risks such as relatively small revenues, limited product lines and small market share. The Fund’s prospectus also includes a description of the main investment risks.

that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005.2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide.2 In this environment, global equity markets performed strongly, particularly outside the U.S. As of June 30, 2006, the six-month total return for the MSCI Europe, Australasia, Far East (EAFE) Index was +10.50%, and for the MSCI All Country World ex USA Index was +9.99%.3 By comparison, the total return for the MSCI USA Index was +2.52% (all returns in U.S. dollars).3

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially

2. Source: “Merger Machine Keeps Churning out Deals,” The Wall Street Journal, 7/3/06.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund’s currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

Manager’s Discussion

During the six months under review, our equity portfolio contributed the most to performance, compared with our distressed debt and risk arbitrage investments. During the review period, three of our best performing investments were KT&G, a South Korean-based tobacco company; Euronext, a pan-European securities exchange; and Carlsberg, a Dutch brewer.

KT&G is the world’s seventh-largest tobacco producer, and South Korea’s leading cigarette manufacturer. The company’s stock price gained nearly 23% in local currency during the period. KT&G increased its market share and benefited from a successful new product launch that was offered at an above-average selling price. The company also continued to benefit from the strong performance of its ginseng business. In addition, the election of an activist shareholder to the Board of Directors boosted KT&G’s stock price as many investors believed an agent of change on the board would redirect management’s focus to unlocking the company’s underlying value. Although KT&G performed well during the review period, at period-end, we believed the company traded significantly below our fair value estimate.

Shares of Euronext appreciated nearly 69% in local currency during the review period as trading volumes increased in Euronext’s European-based cash equities and derivatives markets. Also, the company announced it would return approximately $1.2 billion to shareholders in

Top 10 Sectors/Industries

Mutual Discovery Securities Fund Based on Equity Securities 6/30/06

% of Total Net Assets

Tobacco	14.5%

Food Products	10.0%

Commercial Banks	8.3%

Insurance	5.8%

Media	5.3%

Diversified Financial Services	4.7%

Metals & Mining	4.4%

Beverages	4.3%

Real Estate	4.3%

Chemicals	2.7%

the form of dividends and buybacks as a result of its ongoing campaign of strict cost control and active capital management measures. At a time when many exchanges were seeking consolidation, the New York Stock Exchange (NYSE) and Euronext announced a “merger of equals” agreement on June 1, 2006. Although we generally view such global consolidation positively, we believed the company’s value was not fully reflected in the NYSE bid and continued to hold Euronext at period-end.

Danish-based Carlsberg, the world’s fifth-largest brewer, appreciated nearly 28% in local currency during the review period. The positive returns were driven by the initial execution of a program enabling the company to lower its distribution costs and increase its pricing power, particularly in Western Europe. Early results suggested the plan was ahead of investor expectations. Another positive factor for Carlsberg was the real estate boom in Copenhagen where the company owns significant property assets. Investors began to recognize the value of the brewer’s extensive real estate portfolio, which represents more than 20% of its market capitalization. At period-end, we still found the stock to be attractively valued.

The Fund had several detractors from performance such as White Mountains Insurance Group, a property and casualty insurer; Seadrill, a Norwegian offshore driller; and NTL, a U.K.-based cable company.

Shares of White Mountains declined 12% in value after the company increased its estimates for losses related to the 2005 Atlantic hurricane season. Leading insurance rating agency A.M. Best downgraded the company’s debt, and S&P and Moody’s placed White Mountains on negative watch. These events, in addition to general investor uncertainty about the potential severity of the 2006 Atlantic hurricane season, pressured White Mountains’ shares throughout much of the first half of the year.

Seadrill underperformed during the period (-14% in local currency) due to concerns regarding cost overruns on new deep-sea drilling rigs currently in production. However, we believed Seadrill was well-positioned within its industry. The company owns a large and modern fleet of vessels for ultra-deep offshore drilling, an area that could grow rapidly as supply and demand for oil should lead to increased exploration. Despite the stock price decline, we continued to believe in Seadrill’s potential and maintained our position at period-end.

NTL’s shares declined 14% in local currency during the sharp global market correction from May 5, 2006, through June 13, 2006. However, at period-end, we were not aware of any substantive developments or changes to the company’s business or prospects and continued to hold NTL.

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus European currencies, especially the euro. Since the dollar was generally weaker over the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.

Thank you for your participation in Mutual Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Mutual Discovery Securities Fund 6/30/06

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	3.7%
Insurance, U.S.

British American Tobacco PLC	3.5%
Tobacco, U.K.

KT&G Corp., ord. & 144A	3.5%
Tobacco, South Korea

Anglo American PLC	2.5%
Metals & Mining, South Africa

Orkla ASA	2.1%
Food Products, Norway

Altadis SA	1.8%
Tobacco, Spain

Imperial Tobacco Group PLC	1.8%
Tobacco, U.K.

Nestle SA	1.8%
Food Products, Switzerland

Weyerhaeuser Co.	1.8%
Paper & Forest Products, U.S.

Pan Fish ASA	1.6%
Food Products, Norway

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Discovery Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,081.60	$5.32
Hypothetical (5% return before expenses)	$1,000	$1,019.69	$5.16

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Discovery Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.85		$16.44	$14.04	$11.06	$12.56	$14.55

Income from investment operations[a]:
Net investment income[b]	0.41		0.25	0.26	0.19	0.19	0.24
Net realized and unrealized gains (losses)	1.10		2.40	2.31	3.01	(1.28)	(0.08)

Total from investment operations	1.51		2.65	2.57	3.20	(1.09)	0.16

Less distributions from:
Net investment income	(0.25)		(0.24)	(0.17)	(0.22)	(0.19)	(0.30)
Net realized gains	(0.76)		—	—	—	(0.22)	(1.85)

Total distributions	(1.01)		(0.24)	(0.17)	(0.22)	(0.41)	(2.15)

Net asset value, end of period	$19.35		$18.85	$16.44	$14.04	$11.06	$12.56

Total return[c]	8.16%		16.28%	18.55%	29.19%	(9.06)%	0.39%
Ratios/supplemental data
Net assets, end of period (000’s)	$135,926		$136,508	$137,703	$134,332	$122,011	$164,527
Ratios to average net assets:
Expenses[d]	1.03%	[e],f	1.02% [f]	1.01% [f]	1.04%	1.03%	1.02%
Net investment income	4.13%	[e]	1.37%	1.71%	1.48%	1.55%	1.76%
Portfolio turnover rate	12.78%		22.94%	29.81%	41.52%	47.46%	64.58%
Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.00%	[e]	1.00%	1.01%	1.02%	1.00%	0.98%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Includes	dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[e]Annualized.
[f]	Benefit of expense reduction is less than 0.01%.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Discovery Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.60		$16.25	$13.90	$10.97	$12.50	$14.50

Income from investment operations[a]:
Net investment income[b]	0.38		0.19	0.21	0.13	0.16	0.13
Net realized and unrealized gains (losses)	1.09		2.38	2.30	3.02	(1.29)	0.01

Total from investment operations	1.47		2.57	2.51	3.15	(1.13)	0.14

Less distributions from:
Net investment income	(0.22)		(0.22)	(0.16)	(0.22)	(0.18)	(0.29)
Net realized gains	(0.76)		—	—	—	(0.22)	(1.85)

Total distributions	(0.98)		(0.22)	(0.16)	(0.22)	(0.40)	(2.14)

Net asset value, end of period	$19.09		$18.60	$16.25	$13.90	$10.97	$12.50

Total return[c]	8.05%		15.97%	18.19%	28.99%	(9.40)%	0.24%
Ratios/supplemental data
Net assets, end of period (000’s)	$1,014,132		$811,975	$403,560	$160,371	$37,241	$5,681
Ratios to average net assets:
Expenses[d]	1.28%	[e],f	1.28% [f]	1.26% [f]	1.29%	1.28%	1.27%
Net investment income	3.88%	[e]	1.12%	1.46%	1.23%	1.30%	1.03%
Portfolio turnover rate	12.78%		22.94%	29.81%	41.52%	47.46%	64.58%
Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.25%	[e]	1.25%	1.25%	1.26%	1.27%	1.25%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods of less than one year.
[d]Includes	dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[e]Annualized.
[f]	Benefit of expense reduction is less than 0.01%.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts	Value
Long Term Investments 93.0%
Common Stocks and Other Equity Interests 91.3%
Aerospace & Defense 0.0%[a]
Northrop Grumman Corp.	United States	1,468	$94,040

Airlines 0.3%
[b]ACE Aviation Holdings Inc., A	Canada	106,080	2,960,526
[b,c]ACE Aviation Holdings Inc., A, 144A	Canada	5,465	152,520

			3,113,046

Automobiles 0.3%
Hero Honda Motors Ltd.	India	90,500	1,561,263
[b,d]International Automotive Components Group Brazil LLC	Brazil	145,600	145,600
[b,d]International Automotive Components Group LLC	Luxembourg	1,441,875	1,441,875

			3,148,738

Beverages 4.3%
Brown-Forman Corp., A	United States	7,400	531,320
Brown-Forman Corp., B	United States	21,560	1,540,462
Carlsberg AS, A	Denmark	7,100	487,056
[e]Carlsberg AS, B	Denmark	236,075	17,267,510
Fomento Economico Mexicano SA de CV, ADR	Mexico	60,300	5,048,316
Lotte Chilsung Beverage Co. Ltd.	South Korea	7,047	8,541,818
[e]Pernod Ricard SA	France	82,985	16,454,578

			49,871,060

Chemicals 2.7%
[b]Arkema	France	1,232	48,085
[b]Arkema, ADR	France	483	18,185
[b]Arkema, rts., 12/29/06	France	4	16
Givaudan AG	Switzerland	5,895	4,641,447
K+S AG	Germany	82,721	6,677,295
Linde AG	Germany	125,640	9,688,502
[b]Linde AG, rts., 7/10/06	Germany	125,640	485,389
[b]Sika AG	Switzerland	9,112	10,137,282

			31,696,201

Commercial Banks 8.3%
Banca Intesa SpA	Italy	1,646,489	9,646,722
Bank of Ireland	Ireland	4,082	72,845
BNP Paribas SA	France	46,200	4,423,736
Chinatrust Financial Holding Co. Ltd.	Taiwan	7,311,000	6,064,549
Danske Bank AS	Denmark	101,550	3,866,283
[b,d]Elephant Capital Holdings Ltd.	Japan	755	1,828,706
First Community Bancorp	United States	58,619	3,463,211
ForeningsSparbanken AB (Swedbank), A	Sweden	342,700	9,002,064
Mitsubishi UFJ Financial Group Inc.	Japan	1,186	16,580,890
[b,d]NCB Warrant Holdings Ltd., A	Japan	3,830	618,545
Societe Generale, A	France	75,781	11,148,428
Sumitomo Mitsui Financial Group Inc.	Japan	1,679	17,751,671
Svenska Handelsbanken AB, A	Sweden	306,550	7,903,354
Wachovia Corp.	United States	54,880	2,967,910

			95,338,914

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Commercial Services & Supplies 0.4%
[b]Comdisco Holding Co. Inc.	United States	22	$337
[b,f]Comdisco Holding Co. Inc., Contingent Distribution	United States	2,066,357	—
Fursys Inc.	South Korea	53,140	1,641,109
[b,f]Safety Kleen Corp., Contingent Distribution	United States	31,000	—
Techem AG	Germany	72,500	3,337,915

			4,979,361

Computers & Peripherals 0.8%
[b,d]DecisionOne Corp.	United States	21,716	15,484
[b]Dell Inc.	United States	127,990	3,124,236
International Business Machines Corp.	United States	28,820	2,213,952
[b]Lexmark International Inc., A	United States	67,280	3,756,242

			9,109,914

Construction Materials 0.6%
Ciments Francais SA	France	22,650	3,763,854
Hanil Cement Co. Ltd.	South Korea	37,479	2,935,115

			6,698,969

Containers & Packaging 0.5%
Temple-Inland Inc.	United States	128,400	5,504,508

Distributors 0.2%
Compania de Distribucion Integral Logista SA	Spain	30,900	1,844,020

Diversified Consumer Services 0.4%
H&R Block Inc.	United States	210,970	5,033,700

Diversified Financial Services 4.7%
Citigroup Inc.	United States	72,100	3,478,104
Deutsche Bourse AG	Germany	15,917	2,168,534
Euronext NV	Netherlands	130,770	12,262,176
Fortis	Belgium	419,361	14,307,590
Guinness Peat Group PLC	New Zealand	2,029,258	3,115,796
Jardine Matheson Holdings Ltd.	Hong Kong	429,664	7,562,086
Jardine Strategic Holdings Ltd.	Hong Kong	937,700	10,127,160
Leucadia National Corp.	United States	37,940	1,107,469
[b,f]Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	—
[c]Spinrite Income Fund, 144A	Canada	25,700	29,473

			54,158,388

Diversified T elecommunication Services 1.9%
[b,d,g]AboveNet Inc.	United States	16,706	511,872
[b,f,g]AboveNet Inc., Contingent Distribution	United States	2,312,000	—
[b],d,gAboveNet Inc., Sep. 20.95 Calls, 9/09/13	United States	16	305
[b,d,g]AboveNet Inc., wts., 9/08/08	United States	550	13,200
[b,d,g]AboveNet Inc., wts., 9/08/10	United States	647	13,458
Belgacom	Belgium	122,320	4,057,471
BellSouth Corp.	United States	19,100	691,420
Chunghwa Telecom Co. Ltd., ADR	Taiwan	229,835	4,245,052
[b]Embarq Corp.	United States	764	31,316
[b,f]Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—
Koninklijke (Royal) KPN NV	Netherlands	561,200	6,310,474
Sprint Nextel Corp.	United States	15,295	305,747
Verizon Communications Inc.	United States	168,135	5,630,841

			21,811,156

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Electric Utilities 1.1%
E.ON AG	Germany	50,810	$5,849,883
Endesa SA	Spain	188,938	6,571,794

			12,421,677

Energy Equipment & Services 2.4%
[b]Bergesen Worldwide Offshore Ltd.	Norway	2,387,599	8,439,524
[b]MPF Corp. Ltd.	Norway	1,460,000	6,099,021
[b]Petrojarl ASA	Norway	68,208	449,317
[b]Petroleum Geo-Services ASA	Norway	68,208	3,846,594
[b]Seadrill Ltd.	Bermuda	635,560	8,373,448

			27,207,904

Food & Staples Retailing 1.9%
Carrefour SA	France	286,351	16,791,858
RHM PLC	United Kingdom	939,078	4,966,647

			21,758,505

Food Products 10.1%
Cadbury Schweppes PLC	United Kingdom	902,713	8,705,618
Cermaq ASA	Norway	418,541	5,648,735
CSM NV	Netherlands	441,585	12,292,172
Farmer Brothers Co.	United States	61,700	1,337,656
Groupe Danone	France	83,650	10,631,371
Lotte Confectionary Co. Ltd.	South Korea	5,166	6,506,846
Nestle SA	Switzerland	66,060	20,750,984
Nong Shim Co. Ltd.	South Korea	17,207	4,534,124
[g]Orkla ASA	Norway	519,270	24,069,826
[b]Pan Fish ASA	Norway	16,772,691	18,163,375
Rieber & Son ASA	Norway	399,800	3,131,492

			115,772,199

Health Care Equipment & Supplies 0.8%
Bausch & Lomb Inc.	United States	116,320	5,704,333
[b]Boston Scientific Corp.	United States	182,873	3,079,581

			8,783,914

Health Care Providers & Services 0.5%
Aetna Inc.	United States	1,800	71,874
[b,d,g]Kindred Healthcare Inc.	United States	69,402	1,714,229
[b,d,g]Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13	United States	42	656
[b,d,g]Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14	United States	28	—
[b,d,g]Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12	United States	56	—
[b,d,g]Kindred Healthcare Inc., Jan. 27.90 Calls, 1/10/15	United States	11	—
[b,d,g]Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11	United States	184	175
MDS Inc.	Canada	82,800	1,509,636
Rhoen-Klinikum AG	Germany	52,600	2,344,333

			5,640,903

Hotels, Restaurants & Leisure 0.4%
[b]FHC Delaware Inc.	United States	49,920	178,474
Ladbrokes PLC	United Kingdom	368,905	2,779,955

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Hotels, Restaurants & Leisure (continued)
[b]Trump Entertainment Resorts Inc.	United States	67,079	$1,351,642

			4,310,071

Household Durables 0.1%
Hunter Douglas NV	Netherlands	17,854	1,202,512

Independent Power Producers & Energy Traders 0.4%
Constellation Energy Group	United States	84,020	4,580,770

Industrial Conglomerates 2.4%
Keppel Corp. Ltd.	Singapore	823,747	7,651,384
Siemens AG	Germany	100,175	8,720,531
Tyco International Ltd.	United States	419,060	11,524,150

			27,896,065

Insurance 5.8%
[b]Alleghany Corp.	United States	3,834	1,059,564
[b]Berkshire Hathaway Inc., A	United States	45	4,124,655
[b]Berkshire Hathaway Inc., B	United States	12,450	37,885,350
E-L Financial Corp. Ltd.	Canada	8,478	4,747,346
Hartford Financial Services Group Inc.	United States	40,800	3,451,680
[b,d]Imagine Group Holdings Ltd.	Bermuda	451,787	4,626,990
IPC Holdings Ltd.	United States	41,400	1,020,924
Montpelier Re Holdings Ltd.	Bermuda	33,757	583,659
Old Republic International Corp.	United States	141,125	3,015,841
[b,d]Olympus Re Holdings Ltd.	Bermuda	2,140	—
Prudential Financial Inc.	United States	24,900	1,934,730
White Mountains Insurance Group Ltd.	United States	9,696	4,721,952

			67,172,691

Machinery 1.1%
Schindler Holding AG	Switzerland	208,080	10,800,177
Schindler Holding AG, Reg D	Switzerland	42,060	2,226,088

			13,026,265

Media 5.3%
CBS Corp., B	United States	31,650	856,133
CJ CGV Co. Ltd.	South Korea	92,310	2,135,657
Clear Channel Communications Inc.	United States	189,870	5,876,477
[b]Comcast Corp., A	United States	68,800	2,255,264
Daekyo Co. Ltd.	South Korea	37,430	2,958,893
[b]EchoStar Communications Corp., A	United States	40,700	1,253,967
[d]Hollinger International Inc., A	United States	95,634	729,544
[e]JC Decaux SA	France	331,116	8,751,166
[b]Liberty Media Holding Corp. - Capital, A	United States	26,257	2,199,549
McClatchy Co., A	United States	16,940	679,633
Mediaset SpA	Italy	160,591	1,892,066
News Corp., A	United States	479,100	9,189,138
NTL Inc.	United Kingdom	261,715	6,516,703
Time Warner Inc.	United States	572,200	9,899,060
[b]TVMAX Holdings Inc.	United States	8,935	8,935
[b]Viacom Inc., B	United States	94,250	3,377,920

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Media (continued)
Washington Post Co., B	United States	2,621	$2,044,406

			60,624,511

Metals & Mining 4.2%
Acerinox SA	Spain	215,894	3,745,033
Anglo American PLC	South Africa	691,549	28,364,825
Arcelor	Luxembourg	221,810	10,708,742
[b]Gammon Lake Resources Inc.	Canada	348,835	4,784,898
Goldcorp Inc.	Canada	9,513	286,801
[b]Goldcorp Inc. (USD Traded)	Canada	400	12,093
[b]LionOre Mining International Ltd.	Canada	45,665	247,933

			48,150,325

Multi-Utilities & Unregulated Power 2.3%
NorthWestern Corp.	United States	18,254	627,025
[b,f]NorthWestern Corp., Contingent Distribution	United States	552,880	54,738
[b]NorthWestern Corp., wts., 11/01/07	United States	1,034	9,999
RWE AG	Germany	138,824	11,561,148
Suez SA	France	336,829	14,003,877

			26,256,787

Multiline Retail 0.1%
Jelmoli Holding AG	Switzerland	919	1,694,487

Oil, Gas & Consumable Fuels 0.8%
[b,d]Anchor Resources LLC	United States	3,410	—
BP PLC	United Kingdom	158,600	1,849,200
BP PLC, ADR	United Kingdom	9,000	626,490
Eni SpA	Italy	67,710	1,994,813
Oil & Natural Gas Corp. Ltd.	India	6,195	149,616
Total SA, B	France	49,296	3,244,535
Total SA, B, ADR	France	19,340	1,267,157

			9,131,811

Paper & Forest Products 1.7%
Weyerhaeuser Co.	United States	324,100	20,175,225

Personal Products 0.5%
[b]Amorepacific Corp.	South Korea	11,613	5,012,410
Pacific Corp.	South Korea	7,078	1,163,813

			6,176,223

Pharmaceuticals 2.4%
Bristol-Myers Squibb Co.	United States	208,381	5,388,733
Merck & Co. Inc.	United States	65,900	2,400,737
Pfizer Inc.	United States	466,520	10,949,224
Sanofi-Aventis	France	85,873	8,381,787

			27,120,481

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Real Estate 4.3%
Canary Wharf Group PLC	United Kingdom	185,900	$1,042,671
Great Eagle Holdings Ltd.	Hong Kong	1,546,900	5,298,182
iStar Financial Inc.	United States	121,700	4,594,175
[b]Link REIT	Hong Kong	4,065,567	8,140,190
Potlatch Corp.	United States	395,544	14,931,786
[b,d]Security Capital European Realty	Luxembourg	570	3,580
Swire Pacific Ltd., A	Hong Kong	837,000	8,637,977
Swire Pacific Ltd., B	Hong Kong	2,440,700	4,682,564
[b,d]Torre Mayor Investments LP	Mexico	10	690,000
Ventas Inc.	United States	33,500	1,134,980

			49,156,105

Road & Rail 0.5%
[d]Florida East Coast Industries Inc.	United States	124,400	6,184,359

Software 0.4%
Microsoft Corp.	United States	191,000	4,450,300

Thrifts & Mortgage Finance 1.9%
Countrywide Financial Corp.	United States	10,700	407,456
Hudson City Bancorp Inc.	United States	266,460	3,551,912
Hypo Real Estate Holding AG	Germany	145,889	8,846,191
Sovereign Bancorp Inc.	United States	107,205	2,177,334
Washington Mutual Inc.	United States	146,810	6,691,600

			21,674,493

Tobacco 14.5%
Altadis SA	Spain	439,723	20,790,579
Altria Group Inc.	United States	97,831	7,183,730
British American Tobacco PLC	United Kingdom	1,610,201	40,555,784
Gallaher Group PLC	United Kingdom	401,940	6,280,779
Imperial Tobacco Group PLC	United Kingdom	672,817	20,765,811
ITC Ltd.	India	1,739,520	6,909,929
Japan Tobacco Inc.	Japan	3,895	14,192,101
KT&G Corp.	South Korea	572,670	33,439,703
[c]KT&G Corp., GDR, 144A	South Korea	235,090	6,582,520
Reynolds American Inc.	United States	87,900	10,134,870

			166,835,806

Total Common Stocks and Other Equity Interests (Cost $826,415,487)			1,049,806,404

Preferred Stocks 0.2%
Diversified Telecommunication Services 0.0%[a]
[b,d]PTV Inc., 10.00%, pfd., A	United Kingdom	4,289	9,865

Metals & Mining 0.2%
[d,g]Esmark Inc., 10.00%, cvt. pfd., A	United States	2,352	2,315,779

Total Preferred Stocks (Cost $2,364,867)			2,325,644

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Discovery Securities Fund	Country	Principal Amount[h]		Value
Long Term Investments (continued)
Corporate Bonds & Notes 0.7%
[c]ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35	Canada	234,000	CAD	$199,167
[i]Collins & Aikman Products Co.,
Revolver, FRN, 11.50%, 8/31/09	United States	65,496		61,292
Tranche B1 Term Loan, FRN, 11.50%, 8/31/11	United States	154,200		144,379
[c]Dana Credit Corp., 144A, 8.375%, 8/15/07	United States	6,000		5,910
[d]DecisionOne Corp., 12.00%, 4/15/10	United States	24,269		24,269
[i]Eurotunnel PLC,
S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26	United Kingdom	14,000	GBP	7,249
[c]Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%, 12/15/12	United Kingdom	34,050	GBP	62,337
Tier 2, FRN, 5.863%, 12/31/18	United Kingdom	199,114	GBP	359,005
Tier 3, FRN, 5.895%, 12/31/25	United Kingdom	1,346,624	GBP	1,768,074
Eurotunnel SA,
[i]S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26	France	2,000	EUR	716
[i]S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26	France	9,000	EUR	3,224
Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12	France	75,000	EUR	94,984
[i]Tier 2 (LIBOR), FRN, 3.903%, 12/31/18	France	39,763	EUR	49,595
[i]Tier 2 (PIBOR), FRN, 4.291%, 12/31/18	France	17,565	EUR	21,909
[i]Tier 3 (LIBOR), FRN, 4.30%, 12/31/25	France	1,476,585	EUR	1,341,134
[i]Tier 3 (PIBOR), FRN, 3.903%, 12/31/25	France	331,700	EUR	301,272
[i]Motor Coach Industries International Inc., FRN, 18.231%, 12/01/08	United States	2,037,295		2,078,041
Trump Entertaiment Resorts Inc., 8.50%, 5/20/15	United States	1,460,337		1,411,051
TVMAX Holdings Inc., PIK,
11.50%, 8/31/06	United States	15,075		15,075
[j]14.00%, 8/31/06	United States	41,901		41,901

Total Corporate Bonds & Notes (Cost $7,190,642)				7,990,584

Corporate Bonds & Notes in Reorganization 0.8%
[k]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	2,490,000		1,350,825
8.125%, 7/15/03	United States	219,000		120,450
7.50%, 1/15/04	United States	80,000		44,000
B, 9.50%, 2/15/04	United States	13,844		7,545
10.50%, 7/15/04	United States	124,000		67,580
9.875%, 3/01/05	United States	85,000		46,750
10.25%, 11/01/06	United States	329,000		177,660
9.875%, 3/01/07	United States	51,000		28,305
8.375%, 2/01/08	United States	235,000		130,425
7.75%, 1/15/09	United States	580,000		319,000
7.875%, 5/01/09	United States	141,000		76,140
9.375%, 11/15/09	United States	410,000		231,650
senior note, 10.875%, 10/01/10	United States	289,000		158,950
senior note, 10.25%, 6/15/11	United States	467,000		270,860
[k]Armstrong World Industries Inc.,
6.35%, 8/15/03	United States	997,000		727,810
6.50%, 8/15/05	United States	105,000		76,650
9.75%, 4/15/08	United States	218,000		159,140
7.45%, 5/15/29	United States	133,000		97,090
Revolver, 10/29/03	United States	171,450		120,872
Trade Claim	United States	459,700		319,492
[k]Century Communications Corp.,
8.875%, 1/15/07	United States	22,000		22,110
8.75%, 10/01/07	United States	224,000		224,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Discovery Securities Fund	Country	Principal Amount[h]	Value
Long Term Investments (continued)
Corporate Bonds & Notes in Reorganization (continued)
8.375%, 12/15/07	United States	20,000	$20,200
senior note, 9.50%, 3/01/05	United States	42,000	42,210
Series B, zero cpn., senior disc. note, 1/15/08	United States	308,000	186,340
zero cpn., 3/15/03	United States	458,000	414,490
Dana Corp.,
5.85%, 1/15/15	United States	1,607,000	1,221,320
7.00%, 3/01/29	United States	388,000	304,580
[k]Owens Corning, Revolver,
[j]6/26/02	United States	238,000	380,800
6/26/02	United States	1,476,072	2,324,814
[k]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	3,000	3

Total Corporate Bonds & Notes in Reorganization (Cost $9,828,296)			9,672,061

Companies in Liquidation (Cost $—) 0.0%[a]
United Cos. Financial Corp., Bank Claim	United States	4,727	—

Total Long Term Investments (Cost $845,799,292)			1,069,794,693

Short Term Investments 8.8%
Government Agencies (Cost $75,081,640) 6.6%
[l,m]Federal Home Loan Bank, 7/03/06 - 12/01/06	United States	75,250,000	75,089,793

Total Investments before Repurchase Agreements (Cost $920,880,932)			1,144,884,529

[n,o]Investments from Cash Collateral Received for Loaned Securities 2.2%
Repurchase Agreements 2.2%
Bank of America LLC, 5.30%, 7/03/06 (Maturity Value $4,001,767) Collateralized by U.S. Government Agency Securities, 5.00 - 5.50%, 7/01/35 - 2/01/36	United States	4,000,000	4,000,000
Citigroup Global Markets Inc., 5.25%, 7/03/06 (Maturity Value $4,001,750) Collateralized by [m]U.S. Government Agency Securities, 0.00 - 6.125%, 8/04/06 - 3/22/19	United States	4,000,000	4,000,000
Deutsche Bank GSI, 5.35%, 7/03/06 (Maturity Value $4,001,783) Collateralized by [m]U.S. Government Agency Securities, 0.00 - 8.10%, 7/11/06 - 8/06/38	United States	4,000,000	4,000,000
Goldman Sachs & Co., 5.29%, 7/03/06 (Maturity Value $5,441,398) Collateralized by U.S. Government Agency Securities, 2.825 - 8.00%, 4/01/12 - 10/01/40	United States	5,439,000	5,439,000
J. P. Morgan Securities, 5.30%, 7/03/06 (Maturity Value $4,001,767) Collateralized by U.S. Government Agency Securities, 3.885 - 9.00%, 1/01/07 - 7/01/36	United States	4,000,000	4,000,000
Morgan Stanley & Co. Inc., 5.33%, 7/03/06 (Maturity Value $4,507,001) Collateralized by [m]U.S. Government Agency Securities, 0.00 - 9.50%, 7/03/06 - 4/01/44	United States	4,505,000	4,505,000

Total Investments from Cash Collateral Received for Loaned Securities (Cost $25,944,000)			25,944,000

Total Short Term Investments (Cost $101,025,640)			101,033,793

Total Investments (Cost $946,824,932) 101.8%			1,170,828,529
Options Written 0.0%[a]			(11,985)
Securities Sold Short (0.6)%			(7,353,414)
Net Unrealized Loss on Forward Exchange Contracts (1.4)%			(15,510,330)
Other Assets, less Liabilities 0.2%			2,105,021

Net Assets 100.0%			$1,150,057,821

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Discovery Securities Fund	Country	Contracts	Value
[p]Options Written 0.0%[a]
Health Care Equipment & Supplies 0.0%[a]
Bausch & Lomb Inc., Jul. 55 Calls, 7/22/06	United States	137	$4,110
Bausch & Lomb Inc., Aug. 55 Calls, 8/19/06	United States	105	7,875

Total Options Written (Cost $29,011)			11,985

		Shares
[q]Securities Sold Short 0.6%
Diversified Telecommunication Services 0.1%
AT&T Inc.	United States	25,200	702,828

Electric Utilities 0.4%
FPL Group Inc.	United States	121,307	5,019,684

Food Products 0.1%
Kraft Foods Inc., A	United States	52,780	1,630,902

Total Securities Sold Short (Cost $7,281,658)			$7,353,414

Currency Abbreviations

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FRN - Floating Rate Note

GDR - Global Depository Receipt

LIBOR - London InterBank Offered Rate

PIBOR - Paris InterBank Offered Rate

PIK - Payment In Kind Payment-In-Kind

REIT - Real Estate Investment Trust

[a]	Rounds to less than 0.1% of net assets.
[b]	Non-income producing for the twelve months ended June 30, 2006.
[c]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of these securities was $7,031,927, representing 0.61% of net assets.
[d]	See Note 10 regarding restricted securities.
[e]	A portion or all of the security is on loan as of June 30,2006. See Note 1(h).
[f]	Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
[g]	See Note 12 regarding other considerations.
[h]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[i]	The coupon rate shown represents the rate at period end.
[j]	See Note 11 regarding unfunded loan commitments.
[k]	See Note 9 regarding defaulted securities.
[l]	See Note 1(g) regarding securities segregated with broker for securities sold short.
[m]	A portion or all of the security is traded on a discount basis with no stated coupon rate.
[n]	See Note 1(c) regarding repurchase agreements.
[o]	See Note 1(h) regarding securities on loan.
[p]	See Note 1(f) regarding written options.
[q]	See Note 1(g) regarding securities sold short.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006

Mutual Discovery Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$920,880,932
Cost - Repurchase agreements	25,944,000

Total cost of investments	$946,824,932

Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the amount of $3,978,840)	$1,144,884,529
Value - Repurchase agreements	25,944,000

Total value of investments	1,170,828,529
Cash	148,778
Foreign currency, at value (cost $5,349,388)	5,335,732
Receivables:
Investment securities sold	6,410,477
Capital shares sold	4,342,025
Dividends and interest	1,570,166
Other (Note 13)	16,532
Unrealized gain on unfunded loan commitments (Note 11)	64,807
Unrealized gain on forward exchange contracts (Note 8)	2,175,847
Deposits with broker for securities sold short	10,247,367
Due from broker - synthetic equity swaps (Note 7)	975,431
Other Assets	1,229,850

Total assets	1,203,345,541

Liabilities:
Payables:
Investment securities purchased	755,167
Capital shares redeemed	35,113
Affiliates	1,273,646
Options written, at value (premiums received $29,011)	11,985
Securities sold short, at value (proceeds $7,281,658)	7,353,414
Payable upon return of securities loaned	25,944,000
Unrealized loss on forward exchange contracts (Note 8)	17,686,177
Accrued expenses and other liabilities	228,218

Total liabilities	53,287,720

Net assets, at value	$1,150,057,821

Net assets consist of:
Paid-in-capital	$905,053,722
Undistributed net investment income	17,463,093
Net unrealized appreciation (depreciation)	208,763,201
Accumulated net realized gain (loss)	18,777,805

Net assets, at value	$1,150,057,821

Class 1:
Net assets, at value	$135,926,219

Shares outstanding	7,025,675

Net asset value and maximum offering price per share	$19.35

Class 2:
Net assets, at value	$1,014,131,602

Shares outstanding	53,133,567

Net asset value and maximum offering price per share	$19.09

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

For the period ended June 30, 2006

Mutual Discovery Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,220,398)	$25,374,788
Interest	2,281,978
Income from securities loaned - net	246,690
Other Income (Note 13)	16,532

Total investment income	27,919,988

Expenses:
Management fees (Note 3a)	4,329,146
Administrative fees (Note 3b)	677,441
Distribution fees - Class 2 (Note 3c)	1,181,582
Custodian fees (Notes 4)	168,754
Reports to shareholders	136,734
Professional fees	128,635
Trustees’ fees and expenses	3,010
Dividends on securities sold short	115,135
Other	11,223

Total expenses	6,751,660
Expense reductions (Note 4)	(5,295)

Net expenses	6,746,365

Net investment income	21,173,623

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	30,947,261
Written options	8,400
Securities sold short	(533,743)
Foreign currency transactions	(6,148,999)
Swap agreements	(25,638)

Net realized gain (loss)	24,247,281

Net change in unrealized appreciation (depreciation) on:
Investments	53,881,779
Translation of assets and liabilities denominated in foreign currencies	(22,558,868)
Change in deferred taxes on unrealized appreciation	129,952

Net change in unrealized appreciation (depreciation)	31,452,863

Net realized and unrealized gain (loss)	55,700,144

Net increase (decrease) in net assets resulting from operations	$76,873,767

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Discovery Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005
Increase (decrease) in net assets:
Operations:
Net investment income	$21,173,623	$8,550,840
Net realized gain (loss) from investments, written options, securities sold short, and foreign currency transactions	24,247,281	42,407,943
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes.	31,452,863	64,702,838

Net increase (decrease) in net assets resulting from operations	76,873,767	115,661,621

Distributions to shareholders from:
Net investment income:
Class 1	(1,654,863)	(1,894,145)
Class 2	(10,700,682)	(7,611,109)
Net realized gains:
Class 1	(5,135,991)	—
Class 2	(37,836,145)	—

Total distributions to shareholders	(55,327,681)	(9,505,254)

Capital share transactions: (Note 2)
Class 1	(4,760,892)	(19,642,956)
Class 2	184,790,050	320,706,614

Total capital share transactions	180,029,158	301,063,658

Net increase (decrease) in net assets	201,575,244	407,220,025
Net assets:
Beginning of period	948,482,577	541,262,552

End of year period	$1,150,057,821	$948,482,577

Undistributed net investment income included in net assets:
End of period	$17,463,093	$8,645,015

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Mutual Discovery Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 55.31% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market

Corporate debt securities, and government securities, generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“margin account”). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Synthetic Equity Swaps (continued)

between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in “Due from broker-synthetic equity swaps,” in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with a security borrowed with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

h. Securities Lending

The Fund may loan securities to certain brokers through a securities lending agent for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Discovery Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	170,581	$3,452,865	124,329	$2,140,935
Shares issued in reinvestment of distributions	364,316	6,790,854	110,704	1,894,145
Shares redeemed	(750,835)	(15,004,611)	(1,368,623)	(23,678,036)

Net increase (decrease)	(215,938)	$(4,760,892)	(1,133,590)	$(19,642,956)

Class 2 Shares:
Shares sold	9,875,391	$195,010,180	19,786,579	$337,468,561
Shares issued in reinvestment of distributions	2,639,306	48,536,827	450,095	7,611,109
Shares redeemed	(3,027,324)	(58,756,957)	(1,422,146)	(24,373,056)

Net increase (decrease)	9,487,373	$184,790,050	18,814,528	$320,706,614

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $17,366.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$949,746,010

Unrealized appreciation	$245,049,417
Unrealized depreciation	(23,966,898)

Net unrealized appreciation (depreciation)	$221,082,519

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short, and foreign taxes paid on net realized gains.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Discovery Securities Fund

5. INCOME TAXES (continued)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment and securities sold short (excluding short term securities) for the period ended June 30, 2006, aggregated $301,716,688 and $129,688,927 respectively.

Transactions in options written during the period ended June 30, 2006, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2005	100	$8,400
Options written	542	46,449
Options expired	(100)	(8,400)
Options terminated in closing transactions	—	—
Options exercised	(300)	(17,438)

Options outstanding at June 30, 2006	242	$29,011

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2006, the Fund had the following synthetic equity swaps outstanding:

Contracts to Buy	Number of Contracts	Notional Value	Unrealized Gain (Loss)
BOC Group PLC (15.45 - 15.69 GBP)	170,543	$4,986,104	$88,404
Christian Dior SA (46.76 - 54.99 EUR)	5,203	510,178	184,854

Total contracts to buy			$273,258

Contracts to Sell	Number of Contracts	Notional Value	Unrealized Gain (Loss)
LVMH Moet Hennessy Louis Vuitton (54.61 - 61.76 EUR)	5,192	$515,409	$(130,472)

Total contracts to sell			(130,472)

Net unrealized gain (loss)			$142,786

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Discovery Securities Fund

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Buy		Contract Amount[a]	Settlement Date	Unrealized Gain (Loss)
15,908,228	Norwegian Krone	2,550,000	9/06/06	$18,488
1,096,330	Swiss Franc	889,428	9/07/06	14,386
3,281,946	Canadian Dollar	2,929,871	9/25/06	18,261

				$51,135

Contracts to Sell		Contract Amount[a]	Settlement Date	Unrealized Gain (Loss)
109,730,577	Norwegian Krone	18,053,014	7/10/06	$409,182
1,828,337	Euro	2,353,839	7/24/06	10,763
552,948	Singapore Dollar	350,000	7/24/06	195
38,046,942	Norwegian Krone	6,176,042	9/06/06	33,113
96,533,254	Norwegian Krone	16,193,882	9/07/06	606,871
47,395,647	Swiss Franc	39,720,394	9/07/06	647,452
103,467	British Pound	193,437	9/08/06	1,789
549,630	Canadian Dollar	500,000	9/25/06	6,274
3,939,555,000	Korean Won	4,200,000	9/25/06	35,279
5,538,054	British Pound	10,488,090	10/04/06	223,591
5,124,661	Euro	6,661,648	12/06/06	37,804
84,173,500	Taiwan Dollar	2,650,000	12/06/06	49,278
2,782,445	New Zealand Dollar	1,744,541	12/07/06	63,121

				2,124,712

Unrealized gain on forward exchange contracts				$2,175,847

Contracts to Buy		Contract Amount[a]	Settlement Date	Unrealized Gain (Loss)
6,162,950	Norwegian Krone	1,000,000	7/10/06	$(9,045)
950,000	Swedish Krone	132,754	9/15/06	(198)
391,161	Canadian Dollar	353,322	9/25/06	(1,100)

				$(10,343)

Contracts to Sell		Contract Amount[a]	Settlement Date	Unrealized Gain (Loss)
15,863,242	Euro	18,951,711	7/17/06	$(1,366,990)
4,726,669	Singapore Dollar	2,933,763	7/24/06	(56,415)
8,436,684	Euro	10,460,755	7/24/06	(351,140)
9,075,837	British Pound	15,839,601	8/14/06	(961,274)
6,300,000	British Pound	11,004,084	8/15/06	(658,528)
106,334,008	Danish Krone	18,094,147	8/21/06	(207,275)
29,826,995	Euro	37,085,009	8/23/06	(1,215,719)
189,597,062	Norwegian Krone	29,285,181	9/06/06	(1,326,513)
7,569,372	British Pound	13,174,292	9/08/06	(846,220)
19,202,789	Euro	24,163,485	9/13/06	(528,140)
32,724,097	Euro	40,341,809	9/15/06	(1,741,411)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Discovery Securities Fund

8. FORWARD EXCHANGE CONTRACTS (continued)

Contracts to Sell		Contract Amount[a]	Settlement Date	Unrealized Gain (Loss)
122,270,301	Swedish Krone	15,991,535	9/15/06	$(1,115,417)
19,664,896	Canadian Dollar	17,265,522	9/25/06	(399,214)
29,415,875,000	Korean Won	30,475,000	9/25/06	(622,142)
2,532,491,667	Japanese Yen	22,075,308	9/28/06	(342,917)
8,083,509	British Pound	14,062,159	10/04/06	(920,214)
23,770,436	Euro	29,361,330	10/18/06	(1,270,624)
27,219,234	Euro	33,071,079	10/24/06	(2,018,108)
22,755,615	Euro	27,668,754	11/27/06	(1,727,573)

				(17,675,834)

Unrealized loss on forward exchange contracts				(17,686,177)

Net unrealized gain (loss) on forward exchange contracts				$(15,510,330)

[a]	In U.S. Dollar unless other wise indicated.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At June 30, 2006, the value of these securities was $9,672,061, representing 0.84% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/ Shares/Warrants	Issuer	Acquisition Date	Cost	Value
16,706	AboveNet Inc.	10/02/01	$663,267	$511,872
16	AboveNet Inc., Sep. 20.95 Calls, 9/09/13	4/17/06	—	305
550	AboveNet Inc., wts., 9/08/08	10/02/01	68,164	13,200
647	AboveNet Inc., wts., 9/08/10	10/02/01	73,247	13,458
3,410	Anchor Resources LLC	6/29/04	—	—
21,716	DecisionOne Corp.	9/28/99	16,482	15,484
24,269	DecisionOne Corp., 12.00%, 4/15/10	10/29/99	106,225	24,269
755	Elephant Capital Holdings Ltd.	8/23/04	—	1,828,706
2,352	Esmark Inc., 10.00%, cvt. pfd., A	11/08/04	2,352,000	2,315,779
124,400	Florida East Coast Industries Inc.	5/06/97	4,017,621	6,184,359

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Discovery Securities Fund

10. RESTRICTED SECURITIES (continued)

Principal Amount/ Shares/Warrants	Issuer	Acquisition Date	Cost	Value
95,634	Hollinger International Inc., A	4/08/04	$1,652,565	$729,544
451,787	Imagine Group Holdings Ltd.	8/31/04	4,626,977	4,626,990
145,600	International Automotive Components Group Brazil LLC	4/13/06	145,600	145,600
1,441,875	International Automotive Components Group LLC	1/12/06	1,441,875	1,441,875
69,402	Kindred Healthcare Inc.	12/12/01	845,248	1,714,229
42	Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13	1/01/05	—	656
28	Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14	1/01/05	—	—
56	Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12	1/01/05	—	—
11	Kindred Healthcare Inc., Jan. 27.90 Calls, 1/10/15	1/06/06	—	—
184	Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11	7/17/05	—	175
3,830	NCB Warrant Holdings Ltd., A	12/16/05	—	618,545
2,140	Olympus Re Holdings Ltd.	12/19/01	214,000	—
4,289	PTV Inc., 10.00%, pfd., A	2/8/02	12,867	9,865
570	Security Capital European Realty	4/08/98	31,238	3,580
10	Torre Mayor Investments LP	10/28/02	804,704	690,000

	Total Restricted Securities (1.82% of Net Assets)			$20,888,491

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2006, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Owens Corning, Revolver, 6/26/02	$84,309

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund’s Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2006, such individuals serve in one or more of these capacities for AboveNet Inc., Esmark Inc., Kindred Healthcare Inc., and Orkla ASA. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Directors or employees of Franklin Mutual, the Fund’s Investment Manager, serve as members of various bondholders’ steering committees, on credit committees, and represent the Fund in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund’s Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Discovery Securities Fund

13. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

14. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Discovery Securities Fund

At December 31, 2005, more than 50% of the Mutual Discovery Securities Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid and foreign source income as designated by the Fund, to Class 1 and Class 2 shareholders of record.

	Class 1		Class 2
Country	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share
Belgium	$0.0007	$0.0035	$0.0007	$0.0032
Bermuda	0.0000	0.0024	0.0000	0.0022
Canada	0.0006	0.0044	0.0006	0.0041
Denmark	0.0011	0.0057	0.0011	0.0052
France	0.0015	0.0094	0.0015	0.0086
Germany	0.0004	0.0021	0.0004	0.0019
Hong Kong	0.0000	0.0056	0.0000	0.0052
India	0.0004	0.0033	0.0004	0.0031
Ireland	0.0000	0.0084	0.0000	0.0077
Italy	0.0003	0.0015	0.0003	0.0013
Japan	0.0002	0.0026	0.0002	0.0024
Luxembourg	0.0004	0.0019	0.0004	0.0018
Mexico	0.0000	0.0005	0.0000	0.0004
Netherlands	0.0030	0.0146	0.0030	0.0134
New Zealand	0.0001	0.0005	0.0001	0.0004
Norway	0.0023	0.0115	0.0023	0.0105
South Africa	0.0000	0.0043	0.0000	0.0039
South Korea	0.0010	0.0046	0.0010	0.0042
Spain	0.0014	0.0069	0.0014	0.0064
Switzerland	0.0021	0.0103	0.0021	0.0095
Taiwan	0.0007	0.0024	0.0007	0.0022
United Kingdom	0.0000	0.0493	0.0000	0.0453

Total	$0.0162	$0.1557	$0.0162	$0.1429

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

MUTUAL SHARES SECURITIES FUND

We are pleased to bring you Mutual Shares Securities Fund’s semiannual report for the period ended June 30, 2006.

Performance Summary as of 6/30/06

Mutual Shares Securities Fund – Class 1 delivered a +5.81% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Mutual Shares Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests mainly in equity securities that the manager believes are undervalued. The Fund invests primarily in stocks the manager believes are undervalued, and to a lesser extent in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the Standard & Poor’s 500 Index (S&P500), which returned +2.71% for the period under review.1

Economic and Market Overview

During the six months ended June 30, 2006, the global economy advanced at a healthy pace. U.S. gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. U.S. export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate remained relatively low. Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

However, signs of moderation appeared globally in the latter part of the period primarily due to three factors. Many central banks, including the world’s three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Smaller and midsize company securities involve special risks such as relatively small revenues, limited product lines and small market share. The Fund’s prospectus also includes a description of the main investment risks changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases in many countries remained, although many market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005.2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide.2

In this environment, domestic equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +5.22%, the broader S&P 500 returned +2.71% and the technology-heavy NASDAQ Composite Index had a -1.08% return.3 Global equity markets performed better than those in the U.S. As of June 30, 2006, the six-month total return for the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index was +10.50%.3

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams, and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed

2. Source: “Merger Machine Keeps Churning out Deals,” The Wall Street Journal, 7/3/06.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund’s currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

Manager’s Discussion

Our investment approach contributed to positive Fund performance during the six months under review. Three of the Fund’s best performing investments were OPTI Canada, Eurotunnel and Reynolds American.

Calgary-based OPTI Canada leases acreage in Canada’s Athabasca oil sands region, the largest known oil reserve base outside of Saudi Arabia. OPTI’s shares appreciated nearly 20% in local currency during the first six months of the year in conjunction with rising crude oil prices. The company continued to make progress on the first phase of its project at Long Lake. Increased acquisitions in the region have highlighted the premium awarded to oil projects in politically stable and tax-advantaged regions. As hydrocarbon resources have become harder

Top 10 Sectors/Industries

Mutual Shares Securities Fund Based on Equity Securities 6/30/06

% of Total Net Assets

Tobacco	10.8%

Insurance	10.0%

Commercial Banks	9.7%

Media	8.0%

Diversified Telecommunication Services	4.4%

Food Products	4.2%

Pharmaceuticals	3.5%

Thrifts & Mortgage Finance	3.4%

Paper & Forest Products	3.3%

Oil, Gas & Consumable Fuels	3.2%

to secure for non-government owned energy companies, the major oil companies have increasingly looked to Canada’s oil sands region as a long-lived, secure place in which to invest.

Eurotunnel has a long-term agreement with the British and French governments to operate the Channel Tunnel between France and the UK. During the first half of 2006, our investments in Eurotunnel debt securities appreciated as the company and a committee of creditors negotiated a preliminary debt restructuring agreement, which would substantially reduce the company’s overall debt burden. The negotiating creditors’ committee included the Fund’s adviser and four other institutions. At period-end, the implementation of this agreement remained subject to various conditions and was not guaranteed.

North Carolina-based Reynolds American is the second-largest cigarette manufacturer in the U.S., with approximately 31% domestic market share. Reynolds’ shares appreciated nearly 24% during the period after company profits exceeded analyst expectations, driven primarily by cost savings from the merger and an improved outlook for U.S. tobacco litigation. Reynolds also announced it would implement a new productivity program that was expected to generate an additional $325 million in cost savings over the next five years. The company achieved its goal of improving market share for its two major brands, Camel and Kool, during the period. In April 2006, Reynolds announced its planned entrance into the higher-growth smokeless tobacco market with the acquisition of Conwood.

Particularly in this period of high volatility, it is not surprising that some securities in the Fund’s portfolio declined in value during the review period. Three positions that detracted from performance included White Mountains Insurance Group, a property and casualty insurer; Dell, a computer manufacturer; and Weyerhaeuser, a forest products company.

Shares of White Mountains declined 12% in value after the company increased its estimates for losses related to the 2005 Atlantic hurricane season. Leading insurance rating agency A.M. Best downgraded the company’s debt, and S&P and Moody’s placed White Mountains on negative watch. These events, in addition to general investor uncertainty about the potential severity of the 2006 Atlantic hurricane season, pressured White Mountains’ shares throughout much of the first half of the year.

Purchased during the period, Dell shares lost 18% in value after the company failed to meet its sales and market share targets. The company also unveiled a larger than anticipated spending plan designed to reinvigorate its product line-up. Although the spending program is aimed at shoring up the company’s competitive position, it is expected to lower anticipated free cash flow in the near term.

Weyerhaeuser shares fell 5% in value along with shares of other forest products companies due to softer investment demand for commodity-based companies and a muted outlook for homebuilding and lumber stocks due to a more hawkish Federal Reserve Board.

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies over the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Mutual Shares Securities Fund

6/30/06

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	3.4%
Insurance, U.S.

British American Tobacco PLC, ord. & ADR	2.6%
Tobacco, U.K.

Weyerhaeuser Co.	2.1%
Paper & Forest Products, U.S.

Reynolds American Inc.	1.9%
Tobacco, U.S.

Verizon Communications Inc.	1.8%
Diversified Telecommunication Services, U.S.

Tyco International Ltd.	1.8%
Industrial Conglomerates, U.S.

Altadis SA	1.8%
Tobacco, Spain

News Corp., A	1.7%
Media, U.S.

Orkla ASA	1.6%
Food Products, Norway

Imperial Tobacco Group PLC	1.6%
Tobacco, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Shares Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,058.10	$3.98
Hypothetical (5% return before expenses)	$1,000	$1,020.93	$3.91

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.78%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.35		$16.78	$15.00	$12.09	$14.08	$14.24

Income from investment operations[a]:
Net investment income[b]	0.27		0.34	0.21	0.18	0.20	0.21
Net realized and unrealized gains (losses)	0.77		1.47	1.71	2.88	(1.78)	0.86

Total from investment operations	1.04		1.81	1.92	3.06	(1.58)	1.07

Less distributions from:
Net investment income	(0.29)		(0.18)	(0.14)	(0.15)	(0.12)	(0.29)
Net realized gains	(0.65)		(0.06)	—	—	(0.29)	(0.94)

Total distributions	(0.94)		(0.24)	(0.14)	(0.15)	(0.41)	(1.23)

Net asset value, end of period	$18.45		$18.35	$16.78	$15.00	$12.09	$14.08

Total return[c]	5.81%		10.83%	12.88%	25.48%	(11.59)%	7.31%
Ratios/supplemental data
Net assets, end of period (000’s)	$249,708		$260,317	$287,324	$312,386	$288,928	$399,336
Ratios to average net assets:
Expenses[d]	0.78%	[e],f	0.78% [f]	0.75% [f]	0.80%	0.80%	0.79%
Net investment income	2.86%	[e]	1.97%	1.40%	1.33%	1.57%	1.42%
Portfolio turnover rate	8.90%		23.28%	31.49%	55.71%	49.80%	54.73%
Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	0.74%	[e]	0.74%	0.73%	0.76%	0.79%	0.78%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[e]Annualized.
[f]	Benefit of expense reduction is less than 0.01%.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.18		$16.64	$14.90	$12.02	$14.03	$14.22

Income from investment operations[a]:
Net investment income[b]	0.25		0.29	0.18	0.14	0.16	0.15
Net realized and unrealized gains (losses)	0.75		1.46	1.68	2.88	(1.77)	0.88

Total from investment operations	1.00		1.75	1.86	3.02	(1.61)	1.03

Less distributions from:
Net investment income	(0.25)		(0.15)	(0.12)	(0.14)	(0.11)	(0.28)
Net realized gains	(0.65)		(0.06)	—	—	(0.29)	(0.94)

Total distributions	(0.90)		(0.21)	(0.12)	(0.14)	(0.40)	(1.22)

Net asset value, end of period	$18.28		$18.18	$16.64	$14.90	$12.02	$14.03

Total return[c]	5.71%		10.55%	12.63%	25.15%	(11.81)%	7.04%
Ratios/supplemental data
Net assets, end of period (000’s)	$3,982,252		$3,596,889	$2,464,374	$1,469,745	$589,738	$262,621
Ratios to average net assets:
Expenses[d]	1.03%	[e],f	1.03% [f]	1.00% [f]	1.05%	1.05%	1.04%
Net investment income	2.61%	[e]	1.72%	1.15%	1.08%	1.32%	1.04%
Portfolio turnover rate	8.90%		23.28%	31.49%	55.71%	49.80%	54.73%
Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	0.99%	[e]	0.99%	0.98%	1.01%	1.04%	1.03%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[e]Annualized.
[f]	Benefit of expense reduction is less than 0.01%.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts	Value
Long Term Investments 94.1%
Common Stocks and Other Equity Interests 91.6%
Aerospace & Defense 0.4%
[a]GenCorp Inc.	United States	273,900	$4,390,617
Northrop Grumman Corp.	United States	184,750	11,835,085

			16,225,702

Airlines 0.4%
[a]ACE Aviation Holdings Inc., A	Canada	432,789	12,078,464
[a,b]ACE Aviation Holdings Inc., A, 144A	Canada	170,152	4,748,676

			16,827,140

Automobiles 0.4%
General Motors Corp.	United States	345,650	10,296,914
[a,c]International Automotive Components Group Brazil LLC	Brazil	594,150	594,150
[a,c]International Automotive Components Group LLC	Luxembourg	5,883,517	5,883,517

			16,774,581

Beverages 2.5%
Brown-Forman Corp., A	United States	7,600	545,680
Brown-Forman Corp., B	United States	85,930	6,139,698
Coca-Cola Enterprises Inc.	United States	1,700,180	34,632,667
[d]Pernod Ricard SA	France	315,624	62,583,113

			103,901,158

Capital Markets 0.5%
Bear Stearns Cos. Inc.	United States	150,120	21,028,810

Chemicals 1.3%
[a]Arkema	France	491,718	19,191,714
Koninklijke DSM NV	Netherlands	576,912	24,029,759
Linde AG	Germany	127,000	9,793,375
[a]Linde AG, rts., 7/10/06	Germany	22,600	87,311

			53,102,159

Commercial Banks 9.7%
Banca Intesa SpA	Italy	8,469,391	49,621,867
Bank of Ireland	Ireland	653,476	11,661,631
BNP Paribas SA	France	200,900	19,236,550
[a,b]Centennial Bank Holdings Inc., 144A	United States	806,100	8,335,074
Chinatrust Financial Holding Co. Ltd.	Taiwan	25,036,000	20,767,617
Danske Bank AS	Denmark	588,410	22,402,356
[a,c]Elephant Capital Holdings Ltd.	Japan	4,653	11,271,253
ForeningsSparbanken AB (Swedbank), A	Sweden	1,828,900	48,041,654
Mitsubishi UFJ Financial Group Inc.	Japan	3,841	53,699,157
[a,c]NCB Warrant Holdings Ltd., A	Japan	23,570	3,806,555
North Fork Bancorp Inc.	United States	420,100	12,674,417
Societe Generale, A	France	224,345	33,004,236
Sumitomo Mitsui Financial Group Inc.	Japan	3,830	40,493,687
Svenska Handelsbanken AB, A	Sweden	1,600,360	41,259,863
U.S. Bancorp	United States	381,200	11,771,456
Wachovia Corp.	United States	388,850	21,029,008

			409,076,381

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Commercial Services & Supplies 1.3%
ARAMARK Corp., B	United States	192,463	$6,372,450
Cendant Corp.	United States	2,203,780	35,899,576
[a]Comdisco Holding Co. Inc.	United States	93	1,424
[a,e]Comdisco Holding Co. Inc., Contingent Distribution	United States	8,175,255	—
Republic Services Inc.	United States	352,064	14,202,262
[a,e]Safety Kleen Corp., Contingent Distribution	United States	63,000	—

			56,475,712

Computers & Peripherals 2.6%
[a,c]DecisionOne Corp.	United States	108,227	77,166
[a]Dell Inc.	United States	1,205,920	29,436,507
International Business Machines Corp.	United States	486,150	37,346,043
[a]Lexmark International Inc., A	United States	774,390	43,234,194

			110,093,910

Containers & Packaging 0.7%
Temple-Inland Inc.	United States	703,900	30,176,193

Diversified Consumer Services 0.2%
H&R Block Inc.	United States	388,900	9,279,154

Diversified Financial Services 2.7%
Capital One Financial Corp.	United States	229,100	19,576,595
Citigroup Inc.	United States	710,450	34,272,108
Fortis	Belgium	1,605,885	54,788,940
Leucadia National Corp.	United States	200,590	5,855,222
[a,e]Marconi Corp., Contingent Distribution	United Kingdom	8,825,000	—

			114,492,865

Diversified Telecommunication Services 5.6%
[a,c,f]AboveNet Inc.	United States	56,216	1,722,458
[a,e,f]AboveNet Inc., Contingent Distribution	United States	8,697,000	—
[a,c,f]AboveNet Inc., Sep. 20.95 Calls, 9/09/13	United States	52	991
[a,c,f]AboveNet Inc., wts., 9/08/08	United States	2,231	53,544
[a,c,f]AboveNet Inc., wts., 9/08/10	United States	2,625	54,600
Belgacom	Belgium	298,946	9,916,324
BellSouth Corp.	United States	1,293,080	46,809,496
Chunghwa Telecom Co. Ltd., ADR	Taiwan	553,420	10,221,667
[a]Embarq Corp.	United States	361,507	14,818,172
[a,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
Koninklijke (Royal) KPN NV	Netherlands	726,800	8,172,581
NTL Inc.	United Kingdom	1,170,282	29,140,022
Sprint Nextel Corp.	United States	2,022,049	40,420,759
Verizon Communications Inc.	United States	2,313,926	77,493,382

			238,823,996

Electric Utilities 1.2%
Constellation Energy Group	United States	634,330	34,583,672
E.ON AG	Germany	117,600	13,539,582
Endesa SA	Spain	124,964	4,346,599

			52,469,853

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Energy Equipment & Services 0.4%
[a]Seadrill Ltd.	Bermuda	1,347,360	$17,751,351

Food & Staples Retailing 1.8%
Carrefour SA	France	599,568	35,159,161
Kroger Co.	United States	1,818,700	39,756,782

			74,915,943

Food Products 4.4%
Cadbury Schweppes PLC	United Kingdom	2,989,254	28,827,882
General Mills Inc.	United States	287,200	14,836,752
Groupe Danone	France	154,938	19,691,612
Nestle SA	Switzerland	163,787	51,449,309
[f]Orkla ASA	Norway	1,490,260	69,078,320

			183,883,875

Health Care Equipment & Supplies 1.7%
Bausch & Lomb Inc.	United States	436,300	21,396,152
[a]Boston Scientific Corp.	United States	1,692,499	28,501,683
Hillenbrand Industries Inc.	United States	493,700	23,944,450

			73,842,285

Health Care Providers & Services 0.5%
Aetna Inc.	United States	324,560	12,959,681
[a,c,f]Kindred Healthcare Inc.	United States	169,244	4,180,327
[a,c,f]Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13	United States	100	1,562
[a,c,f]Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14	United States	66	—
[a,c,f]Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12	United States	134	—
[a,c,f]Kindred Healthcare Inc., Jan. 27.90 Calls, 1/10/15	United States	28	—
[a,c,f]Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11	United States	450	428
MDS Inc.	Canada	240,900	4,392,165

			21,534,163

Hotels, Restaurants & Leisure 0.2%
[a]FHC Delaware Inc.	United States	139,062	497,174
[a]Trump Entertainment Resorts Inc.	United States	377,320	7,602,998

			8,100,172

Household Durables 0.2%
Koninklijke Philips Electronics NV	Netherlands	280,933	8,779,740

Industrial Conglomerates 3.2%
Keppel Corp. Ltd.	Singapore	1,990,793	18,491,506
Siemens AG	Germany	469,687	40,887,646
Tyco International Ltd.	United States	2,765,820	76,060,050

			135,439,202

Insurance 10.0%
[a]Alleghany Corp.	United States	22,884	6,324,222
American International Group Inc.	United States	534,760	31,577,578
[a]Berkshire Hathaway Inc., A	United States	151	13,840,509
[a]Berkshire Hathaway Inc., B	United States	42,667	129,835,681
Hartford Financial Services Group Inc.	United States	579,200	49,000,320

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Insurance (continued)
Montpelier Re Holdings Ltd.	Bermuda	155,447	$2,687,679
Nationwide Financial Services Inc., A	United States	840,600	37,053,648
Old Republic International Corp.	United States	2,374,625	50,745,736
[a,c]Olympus Re Holdings Ltd.	Bermuda	16,280	—
Prudential Financial Inc.	United States	191,900	14,910,630
The St. Paul Travelers Cos. Inc.	United States	500,270	22,302,037
White Mountains Insurance Group Ltd.	United States	130,649	63,626,063

			421,904,103

Leisure Equipment & Products 0.6%
Mattel Inc.	United States	1,414,030	23,345,635

Machinery 0.3%
Federal Signal Corp.	United States	949,100	14,369,374

Marine 0.5%
A P Moller - Maersk A/S	Denmark	2,482	19,324,947

Media 8.0%
[a]Cablevision Systems Corp., A	United States	1,068,100	22,910,745
CBS Corp., B	United States	219,450	5,936,122
Clear Channel Communications Inc.	United States	1,183,600	36,632,420
[a]Comcast Corp., A	United States	1,434,800	47,032,744
[a]EchoStar Communications Corp., A	United States	148,100	4,562,961
[c]Hollinger International Inc., A	United States	610,420	4,656,589
[a]Liberty Media Holding Corp. - Capital, A	United States	212,284	17,783,031
[a]Liberty Media Holding Corp. - Interactive, A	United States	618,222	10,670,512
McClatchy Co., A	United States	58,959	2,365,435
Mediaset SpA	Italy	514,887	6,066,343
News Corp., A	United States	3,827,300	73,407,614
Time Warner Inc.	United States	2,895,270	50,088,171
[a]TVMAX Holdings Inc.	United States	35,609	35,609
[a]Univision Communications Inc., A	United States	527,300	17,664,550
[a]Viacom Inc., B	United States	248,850	8,918,784
Washington Post Co., B	United States	37,469	29,226,195

			337,957,825

Metals & Mining 2.3%
Acerinox SA	Spain	79,020	1,370,731
Anglo American PLC	South Africa	1,272,147	52,178,843
Arcelor	Luxembourg	845,215	40,806,048
Goldcorp Inc.	Canada	125,571	3,785,749
[a]Goldcorp Inc. (USD Traded)	Canada	2,100	63,462
Goldcorp Inc., wts., 5/30/07	Canada	3	16

			98,204,849

Multi-Utilities & Unregulated Power 1.0%
NorthWestern Corp.	United States	111,131	3,817,350
[a,e]NorthWestern Corp., Contingent Distribution	United States	3,365,650	333,217
[a]NorthWestern Corp., wts., 11/01/07	United States	6,339	61,298
[a]NRG Energy Inc.	United States	6,159	296,741
RWE AG	Germany	299,996	24,983,420

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Multi-Utilities & Unregulated Power (continued)
Suez SA	France	327,350	$13,609,781

			43,101,807

Oil, Gas & Consumable Fuels 3.2%
[a,c]Anchor Resources LLC	United States	6,820	—
BP PLC	United Kingdom	803,000	9,362,595
BP PLC, ADR	United Kingdom	5,100	355,011
Kerr-McGee Corp.	United States	296,100	20,534,535
Massey Energy Co.	United States	846,122	30,460,392
Oil & Natural Gas Corp. Ltd.	India	23,441	566,124
[a]OPTI Canada Inc.	Canada	1,967,376	40,276,434
Pogo Producing Co.	United States	317,700	14,645,970
Total SA, B	France	307,880	20,263,866

			136,464,927

Paper & Forest Products 3.3%
International Paper Co.	United States	1,605,484	51,857,133
Weyerhaeuser Co.	United States	1,415,600	88,121,100

			139,978,233

Pharmaceuticals 3.5%
Bristol-Myers Squibb Co.	United States	1,943,470	50,258,134
Pfizer Inc.	United States	2,614,610	61,364,897
Sanofi-Aventis	France	173,657	16,950,100
Valeant Pharmaceuticals International	United States	1,144,800	19,370,016

			147,943,147

Real Estate 0.8%
[a]Alexander’s Inc.	United States	7,800	2,119,728
Canary Wharf Group PLC	United Kingdom	1,535,898	8,614,506
[a]Link REIT	Hong Kong	3,525,100	7,058,052
Potlatch Corp.	United States	79,914	3,016,754
[a,c]Security Capital European Realty	Luxembourg	1,120	7,034
[d]The St. Joe Co.	United States	160,000	7,446,400
Swire Pacific Ltd., A	Hong Kong	66,448	685,754
Swire Pacific Ltd., B	Hong Kong	1,256,588	2,410,806
Ventas Inc.	United States	59,000	1,998,920

			33,357,954

Road & Rail 1.2%
[c]Florida East Coast Industries Inc.	United States	1,001,113	49,768,831

Software 0.8%
Microsoft Corp.	United States	1,489,100	34,696,030

Thrifts & Mortgage Finance 3.4%
Countrywide Financial Corp.	United States	544,722	20,743,014
Golden West Financial Corp.	United States	373,060	27,681,052
Hudson City Bancorp Inc.	United States	2,322,253	30,955,632
Sovereign Bancorp Inc.	United States	1,530,060	31,075,519
Washington Mutual Inc.	United States	766,584	34,940,899

			145,396,116

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Rights/ Contracts		Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Tobacco 10.8%
Altadis SA	Spain	1,573,026		$74,374,371
Altria Group Inc.	United States	876,587		64,367,783
British American Tobacco PLC	United Kingdom	4,405,367		110,957,025
British American Tobacco PLC, ADR	United Kingdom	4,300		218,053
Imperial Tobacco Group PLC	United Kingdom	2,140,709		66,070,801
KT&G Corp.	South Korea	675,660		39,453,559
[b]KT&G Corp., GDR, 144A	South Korea	871,300		24,396,400
Reynolds American Inc.	United States	684,800		78,957,440

				458,795,432

Total Common Stocks and Other Equity Interests (Cost $3,204,359,047)				3,877,603,555

Preferred Stocks 0.3%
Diversified Telecommunication Services 0.0%[g]
[a,c]PTV Inc., 10.00%, pfd., A	United Kingdom	17,300		39,790

Metals & Mining 0.3%
[c,f]Esmark Inc., 10.00%, cvt. pfd., A	United States	12,918		12,719,063

Total Preferred Stocks (Cost $12,969,900)				12,758,853

		Principal Amount[q]
Corporate Bonds & Notes 1.1%
[b]ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35	Canada	1,266,000	CAD	1,077,543
[h]Collins & Aikman Products Co., Revolver, FRN, 11.50%, 8/31/09	United States	278,507		260,632
Tranche B1 Term Loan, FRN, 11.50%, 8/31/11	United States	655,200		613,470
[b]Dana Credit Corp., 144A, 8.375%, 8/15/07	United States	105,000		103,425
[c]DecisionOne Corp., 12.00%, 4/15/10	United States	120,947		120,947
Eurotunnel PLC, Participating Loan Note, 1.00%, 4/30/40	United Kingdom	58,000	GBP	16,089
[h]S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26	United Kingdom	89,000	GBP	46,083
[b,h]Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%, 12/15/12	United Kingdom	205,700	GBP	376,587
[h]Tier 2, FRN, 5.863%, 12/31/18	United Kingdom	584,056	GBP	1,053,064
[h]Tier 3, FRN, 5.895%, 12/31/25	United Kingdom	8,725,540	GBP	11,456,350
Eurotunnel SA, [h]S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26	France	12,000	EUR	4,298
[h]S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26	France	56,000	EUR	20,059
Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12	France	333,300	EUR	422,110
[h]Tier 2 (LIBOR), FRN, 3.903%, 12/31/18	France	60,952	EUR	76,024
[h]Tier 2 (PIBOR), FRN, 4.291%, 12/31/18	France	45,056	EUR	56,197
[h]Tier 3 (LIBOR), FRN, 4.30%, 12/31/25	France	9,159,534	EUR	8,319,307
[h]Tier 3 (PIBOR), FRN, 3.903%, 12/31/25	France	2,036,795	EUR	1,849,955
[h]Motor Coach Industries International Inc., FRN, 18.231%, 12/01/08	United States	11,819,793		12,056,189
Trump Entertainment Resorts Inc., 8.50%, 5/20/15	United States	7,730,630		7,469,721
TVMAX Holdings Inc., PIK, 11.50%, 8/31/06	United States	31,802		31,802
[i]14.00%, 8/31/06	United States	144,829		144,829

Total Corporate Bonds & Notes (Cost $41,195,967)				45,574,681

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Principal Amount[q]		Value
Long Term Investments (continued)
Corporate Bonds & Notes in Reorganization 1.1%
[j]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	3,536,000		$1,918,280
8.125%, 7/15/03	United States	1,895,000		1,042,250
7.50%, 1/15/04	United States	350,000		192,500
10.50%, 7/15/04	United States	5,577,000		3,039,465
9.875%, 3/01/05	United States	504,000		277,200
10.25%, 11/01/06	United States	1,823,000		984,420
9.875%, 3/01/07	United States	242,000		134,310
8.375%, 2/01/08	United States	1,238,000		687,090
7.75%, 1/15/09	United States	2,918,000		1,604,900
7.875%, 5/01/09	United States	3,372,000		1,820,880
9.375%, 11/15/09	United States	3,572,000		2,018,180
9.50%, 2/15/04	United States	1,000,000		545,000
senior note, 10.25%, 6/15/11	United States	2,227,000		1,291,660
senior note, 10.875%, 10/01/10	United States	1,611,000		886,050
[j]Armstrong World Industries Inc., 6.35%, 8/15/03	United States	4,322,000		3,155,060
6.50%, 8/15/05	United States	443,000		323,390
9.75%, 4/15/08	United States	1,165,000		850,450
7.45%, 5/15/29	United States	693,000		505,890
Revolver, 10/29/03	United States	888,525		626,410
Trade Claim	United States	2,382,700		1,655,977
[j]Century Communications Corp., 8.875%, 1/15/07	United States	115,000		115,575
8.75%, 10/01/07	United States	1,145,000		1,145,000
8.375%, 12/15/07	United States	90,000		90,900
senior note, 9.50%, 3/01/05	United States	245,000		246,225
Series B, zero cpn., senior disc. note, 1/15/08	United States	1,735,000		1,049,675
zero cpn., 3/15/03	United States	2,157,000		1,952,085
[j]Dana Corp., 5.85%, 1/15/15	United States	6,584,000		5,003,840
7.00%, 3/01/29	United States	1,560,000		1,224,600
[j]Owens Corning, Revolver, [i]6/26/02	United States	6,643,785		10,463,960
6/26/02	United States	945,000		1,512,000
[j]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	5,000		5

Total Corporate Bonds & Notes in Reorganization (Cost $46,734,298)				46,363,227

		Shares/ Principal Amount[q]
Companies in Liquidation 0.0%[g]
Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	327
PIV Investment Finance (Cayman) Ltd.	Hong Kong	12,200,000		244,000
United Cos. Financial Corp., Bank Claim	United States	9,660		—

Total Companies in Liquidation (Cost $—)				244,327

Total Long Term Investments (Cost $3,305,259,212)				3,982,544,643

Short Term Investments 6.4%
Government Agencies (Cost $202,376,199) 4.8%
[k,l]Federal Home Loan Bank, 0.00% - 3.60%, 7/03/06 - 1/26/07	United States	148,451,000		202,051,500

Total Investments before Repurchase Agreements (Cost $3,507,635,411)				4,184,596,143

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Principal Amount[q]	Value
[m,n]Investments from Cash Collateral Received for Loaned Securities 1.6%
Repurchase Agreements 1.6%
Bank of America LLC, 5.30%, 7/03/06 (Maturity Value $14,006,183) Collateralized by U.S. Government Agency Securities, 5.00 - 5.50%, 7/01/35 - 2/01/36	United States	14,000,000	$14,000,000
Citigroup Global Markets Inc., 5.25%, 7/03/06 (Maturity Value $14,006,125) Collateralized by [k]U.S. Government Agency Securities, 0.00 - 6.125%, 8/04/06 - 3/22/19	United States	14,000,000	14,000,000
Goldman Sachs & Co., 5.29%, 7/03/06 (Maturity Value $13,679,028) Collateralized by U.S. Government Agency Securities, 2.841 - 8.00%, 6/01/09 - 10/01/40		13,673,000	13,673,000
Merrill Lynch GSI, 5.25%, 7/03/06 (Maturity Value $14,006,125) Collateralized by [k]U.S. Government Agency Securities, 0.00 - 6.77%, 8/15/06 - 3/14/36	United States	14,000,000	14,000,000
Morgan Stanley & Co. Inc., 5.33%, 7/03/06 (Maturity Value $14,006,218) Collateralized by [k]U.S. Government Agency Securities, 0.00 - 9.50%, 7/03/06 - 4/01/44	United States	14,000,000	14,000,000

Total Investments from Cash Collateral Received for Loaned Securities (Cost $69,673,000)			69,673,000

Total Short Term Investments (Cost $272,049,199)			271,724,500

Total Investments (Cost $3,577,308,411) 100.5%			4,254,269,143
Options Written 0.0%[g]			(39,315)
Securities Sold Short (2.3)%			(95,590,993)
Net Unrealized Loss on Forward Exchange Contracts (0.9)%			(38,945,521)
Other Assets, less Liabilities 2.7%			112,266,619

Net Assets 100.0%			$4,231,959,933

		Contracts
[o]Options Written 0.0%[g]
Health Care Equipment & Supplies 0.0%[g]
Bausch & Lomb Inc., Jul. 55 Calls, 7/22/06	United States	463	13,890
Bausch & Lomb Inc., Aug. 55 Calls, 8/19/06	United States	339	$25,425

Total Options Written (Premiums received $96,185)			39,315

		Shares
[p]Securities Sold Short 2.3%
Diversified Telecommunication Services 1.2%
AT&T Inc.	United States	1,713,878	47,800,057

Food Products 0.2%
Kraft Foods Inc., A	United States	296,754	9,169,699

Electric Utilities 0.9%
FPL Group Inc.	United States	933,331	38,621,237

Total Securities Sold Short (Proceeds $92,412,085)			$95,590,993

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Currency Abbreviations

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FRN - Floating Rate Note

GDR - Global Depository Receipt

LIBOR - London InterBank Offered Rate

PIBOR - Paris InterBank Offered Rate

PIK - Payment In Kind

REIT - Real Estate Investment Trust

[a]	Non-income producing for the twelve months ended June 30, 2006.
[b]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the aggregate value of these securities was $39,037,705, representing 0.92% of net assets.
[c]	See Note 10 regarding restricted securities.
[d]	A portion or all of the security is on loan as of June 30, 2006. See Note 1(h).
[e]	Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
[f]	See Note 12 regarding other considerations.
[g]	Rounds to less than 0.1% of net assets.
[h]	The coupon rate shown represents the rate at period end.
[i]	See Note 11 regarding unfunded loan commitments.
[j]	See Note 9 regarding defaulted securities.
[k]	A portion or all of the security is traded on a discount basis with no stated coupon rate.
[l]	See Note 1(g) regarding securities segregated with broker for securities sold short.
[m]	See Note 1(c) regarding repurchase agreements.
[n]	See Note 1(h) regarding securities on loan.
[o]	See Note 1(f) regarding written options.
[p]	See Note 1(g) regarding securities sold short.
[q]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,507,635,411
Cost - Repurchase agreements	69,673,000

Total cost of investments	$3,577,308,411

Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the amount of $49,685,420)	$4,184,596,143
Value - Repurchase agreements	69,673,000

Total value of investments	4,254,269,143
Cash	93,238
Foreign currency, at value (cost $53,448,030)	53,628,949
Receivables:
Investment securities sold	22,782,853
Capital shares sold	5,199,535
Dividends and interest	5,890,982
Other	125,162
Unrealized gain on forward exchange contracts (Note 8)	3,095,084
Unrealized gain on unfunded loan commitments (Note 11)	291,004
Cash on deposits with brokers for securities sold short	103,570,833
Due from broker - synthetic equity swaps (Note 7)	7,505,237
Other (Note 13)	4,740,300

Total assets	4,461,192,320

Liabilities:
Payables:
Investment securities purchased	16,938,993
Capital shares redeemed	398,667
Affiliates	3,933,913
Options written, at value (premiums received $96,185)	39,315
Securities sold short, at value (proceeds $92,412,085)	95,590,993
Payable upon return of securities loaned	69,673,000
Unrealized loss on forward exchange contracts (Note 8)	42,040,605
Accrued expenses and other liabilities	616,901

Total liabilities	229,232,387

Net assets, at value	$4,231,959,933

Net assets consist of:
Paid-in capital	$3,378,470,700
Undistributed net investment income	48,635,047
Net unrealized appreciation (depreciation)	636,578,180
Accumulated net realized gain (loss)	168,276,006

Net assets, at value	$4,231,959,933

Class 1:
Net assets, at value	$249,707,984

Shares outstanding	13,536,773

Net asset value and maximum offering price per share	$18.45

Class 2:
Net assets, at value	$3,982,251,949

Shares outstanding	217,830,651

Net asset value and maximum offering price per share	$18.28

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Mutual Shares Securities Fund
Investment income:
Dividends	$61,358,520
Interest	12,900,623
Income from securities loaned - net	464,810
Other income (Note 13)	125,162

Total investment income	74,849,115

Expenses:
Management fees (Note 3a)	12,324,088
Administrative fees (Note 3b)	1,825,648
Distribution fees (Note 3c)
Class 2	4,765,791
Custodian fees (Note 4)	287,141
Reports to shareholders	316,604
Professional fees	410,143
Trustees’ fees and expenses	8,893
Dividends on securities sold short	845,673
Other	52,061

Total expenses	20,836,042
Expense reductions (Note 4)	(10,397)

Net expenses	20,825,645

Net investment income	54,023,470

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	191,598,158
Written options	16,799
Securities sold short	(2,356,035)
Foreign currency transactions	(9,495,721)
Swap agreements	217,081

Net realized gain (loss)	179,980,282

Net change in unrealized appreciation (depreciation) on:
Investments	43,021,725
Translation of assets and liabilities denominated in foreign currencies	(52,869,323)
Net change in deferred taxes on unrealized appreciation	112,380

Net unrealized depreciation	(9,735,218)

Net realized and unrealized gain (loss)	170,245,064

Net increase (decrease) in net assets resulting from operations	$224,268,534

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Shares Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$54,023,470	$56,298,494
Net realized gain (loss) from investments, written options, securities sold short, and foreign currency transactions	179,980,282	117,760,567
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	(9,735,218)	174,711,470

Net increase (decrease) in net assets resulting from operations	224,268,534	348,770,531

Distributions to shareholders from:
Net investment income:
Class 1	(3,777,264)	(2,826,464)
Class 2	(52,312,087)	(26,109,168)
Net realized gains:
Class 1	(8,422,206)	(894,708)
Class 2	(133,225,286)	(9,780,252)

Total distributions to shareholders	(197,736,843)	(39,610,592)

Capital share transactions: (Note 2)
Class 1	(13,235,036)	(50,520,715)
Class 2	361,457,541	846,868,000

Total capital share transactions	348,222,505	796,347,285

Net increase (decrease) in net assets	374,754,196	1,105,507,224
Net assets
Beginning of period	3,857,205,737	2,751,698,513

End of period	$4,231,959,933	$3,857,205,737

Undistributed net investment income included in net assets:
End of period	$48,635,047	$50,700,928

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Mutual Shares Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 54.14% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities, and government securities, generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2006, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“margin account”). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Synthetic Equity Swaps (continued)

between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in “Due from broker-synthetic equity swaps,” in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with a security borrowed with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

h. Securities Lending

The Fund may loan securities to certain brokers through a securities lending agent for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

i. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Income and Deferred Taxes (continued)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	61,535	$1,162,180	127,695	$2,171,881
Shares issued in reinvestment of distributions	680,015	12,199,470	219,021	3,721,172
Shares redeemed	(1,394,588)	(26,596,686)	(3,282,900)	56,413,768

Net increase (decrease)	(653,038)	$(13,235,036)	(2,936,184)	$62,306,821

Class 2 Shares:
Shares sold	21,351,717	$403,592,156	52,207,089	$888,567,970
Shares issued in reinvestment of distributions	10,435,173	185,537,373	2,128,671	35,889,392
Shares redeemed	(11,843,933)	(227,671,988)	(4,560,707)	(77,589,362)

Net increase (decrease)	19,942,957	$361,457,541	49,775,053	$846,868,000

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal Underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

a. Management Fees

Effective May 1, 2006, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

Prior to May 1, 2006, the Fund paid fees to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $203,542.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,581,359,549

Unrealized appreciation	$756,816,348
Unrealized depreciation	(83,906,754)

Net unrealized appreciation (depreciation)	$672,909,594

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, wash sales, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment and securities sold short (excluding short term securities) for the period ended June 30, 2006, aggregated $1,309,853,289 and $717,031,193 respectively.

Transactions in options written during the period ended June 30, 2006, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2005	300	$24,199
Options written	2,002	165,939
Options expired	(200)	(16,799)
Options terminated in closing transactions	—	—
Options exercised	(1,300)	(77,154)

Options outstanding at June 30, 2006	802	$96,185

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2006, the Fund had the following synthetic equity swaps outstanding:

Contracts to Buy	Number of Contracts	Notional Value	Unrealized Gain (Loss)
BOC Group PLC (15.45 - 15.69 GBP)	1,472,368	$40,449,765	$555,745
Christian Dior SA (46.76 - 54.99 EUR)	30,500	2,990,663	1,083,827

Total contracts to buy			$1,639,572

Contracts to Sell	Number of Contracts	Notional Value	Unrealized Gain (Loss)
LVMH Moet Hennessy Louis Vuitton (54.61 - 61.76 EUR)	30,434	$3,021,177	$(760,328)

Total contracts to sell			(760,328)

Net unrealized gain (loss)			$879,244

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Buy		Contract Amount[a]	Settlement Date	Unrealized Gain (Loss)
7,250,000	Euro	9,096,720	7/17/06	$189,565
4,550,000	British Pound	8,361,780	8/14/06	61,022
27,143,748	Norwegian Krone	4,350,000	9/06/06	32,537
18,820,225	Canadian Dollar	16,806,009	9/25/06	99,969

				$383,093

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

8. FORWARD EXCHANGE CONTRACTS (continued)

Contracts to Sell		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
123,274,922	Norwegian Krone	20,270,255		7/10/06	$448,597
2,975,266	Singapore Dollar	1,887,500		7/24/06	5,292
6,500,000	Euro	4,512,963	GBP	8/14/06	12,471
2,775,448	Norwegian Krone	450,326		9/06/06	2,211
106,140,730	Norwegian Krone	17,805,450		9/07/06	667,141
27,746,012	Swiss Franc	23,253,131		9/07/06	379,335
32,165,186	Swedish Krone	4,536,048		9/15/06	35,786
738,436	Canadian Dollar	675,000		9/25/06	11,672
2,932,118,750	Korean Won	3,125,000		9/25/06	25,296
16,125,000	British Pound	30,539,138		10/04/06	652,272
47,655,710	Euro	61,948,892		12/06/06	351,847
221,774,000	Taiwan Dollar	6,975,000		12/06/06	120,071

					2,711,991

Unrealized gain on forward exchange contracts					$3,095,084

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
9,860,720	Norwegian Krone	1,600,000		7/10/06	$(14,472)
2,413,885	Canadian Dollar	2,180,478		9/25/06	(6,472)

					$(20,944)

Contracts to Sell		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
39,496,254	Euro	46,986,164		7/17/06	$(3,603,279)
27,758,903	Euro	34,415,455		7/24/06	(1,158,518)
6,973,055	Singapore Dollar	4,325,000		7/24/06	(86,282)
36,098,834	British Pound	63,003,197		8/14/06	(3,821,709)
27,125,000	British Pound	47,378,695		8/15/06	(2,835,327)
121,645,573	Danish Krone	20,701,824		8/21/06	(235,298)
38,906,809	Euro	48,274,392		8/23/06	(1,685,690)
228,869,296	Norwegian Krone	35,206,404		9/06/06	(1,746,051)
11,426,980	British Pound	19,983,080		9/08/06	(1,182,758)
28,539,667	Euro	35,952,538		9/13/06	(744,775)
97,127,494	Euro	119,507,147		9/15/06	(5,398,903)
528,073,676	Swedish Krone	69,115,396		9/15/06	(4,767,886)
94,081,287	Canadian Dollar	82,238,117		9/25/06	(2,273,953)
24,614,562,500	Korean Won	25,500,000		9/25/06	(521,410)
4,946,297,247	Japanese Yen	43,116,051		9/28/06	(669,762)
15,684,957	British Pound	27,290,713		10/04/06	(1,780,555)
55,850,687	Euro	68,978,634		10/18/06	(2,993,777)
45,425,602	Euro	55,103,922		10/24/06	(3,455,678)
50,278,635	Euro	61,896,227		11/27/06	(3,058,050)

					(42,019,661)

Unrealized loss on forward exchange contracts					(42,040,605)

Net unrealized gain(loss) on forward exchange contracts					$(38,945,521)

[a]In	U.S. Dollar unless otherwise indicated.

Currency Abbreviation

GBP - British Pound

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At June 30, 2006, the value of these securities was $46,363,227, representing 1.10% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At June 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
56,216	AboveNet Inc.	10/02/01	$2,933,131	$1,722,458
52	AboveNet Inc., Sep. 20.95 Calls, 9/09/13		—	991
2,231	AboveNet Inc., wts., 9/08/08	10/02/01	279,787	53,544
2,625	AboveNet Inc., wts., 9/08/10	10/02/01	300,103	54,600
6,820	Anchor Resources LLC	6/29/04	—	—
108,227	DecisionOne Corp.	3/12/99	76,619	77,166
120,947	DecisionOne Corp., 12.00%, 4/15/10	3/12/99	367,236	120,947
4,653	Elephant Capital Holdings Ltd.	8/29/03	—	11,271,253
12,918	Esmark Inc., 10.00%, cvt. pfd., A	11/08/04	12,918,000	12,719,063
1,001,113	Florida East Coast Industries Inc.	5/05/97	30,413,544	49,768,831
610,420	Hollinger International Inc., A	3/18/04	10,541,503	4,656,589
594,150	International Automotive Components Group Brazil LLC	4/13/06	594,150	594,150
5,883,517	International Automotive Components Group LLC	1/12/06	5,883,517	5,883,517
169,244	Kindred Healthcare Inc.	4/28/99	2,048,721	4,180,327
100	Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13	1/01/04	—	1,562
66	Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14	1/01/05	—	—
134	Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12	1/01/03	—	—
28	Kindred Healthcare Inc., Jan. 27.90 Calls, 1/10/15	1/06/06	—	—
450	Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11	7/17/02	—	428
23,570	NCB Warrant Holdings Ltd., A	12/16/05	—	3,806,555
16,280	Olympus Re Holdings Ltd.	12/19/01	1,628,000	—
17,300	PTV Inc., 10.00%, pfd., A	12/07/01	51,900	39,790
1,120	Security Capital European Realty	4/08/98	61,302	7,034

	Total Restricted Securities (2.24% of Net Assets)			$94,958,805

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2006, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Owens Corning, Revolver, 6/26/02	$379,474

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual , the Fund’s Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At June 30, 2006, such individuals serve in one or more of these capacities for AboveNet Inc., Esmark Inc., Kindred Healthcare Inc, and Orkla ASA. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Directors or employees of Franklin Mutual, the Fund’s Investment Manager, serve as members of various bondholders’ steering committees, on credit committees, and represent the Fund in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund’s Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

13. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

13. REGULATORY MATTERS (continued)

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

14. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Templeton Developing Markets Securities Fund – Class 1

delivered a +5.92% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Developing Markets Securities Fund Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index, which returned +7.33% and +9.12% for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Emerging markets ended the reporting period with positive returns as most markets held onto some of the strong gains recorded in the first four months of the year. The period began where 2005 left off — on a wave of optimism. The market had ample liquidity as fund inflows remained robust and a strong economic environment boosted investor confidence. A weaker U.S. dollar against most major emerging market currencies further enhanced performance. However, global financial markets, including emerging markets, experienced substantial fund outflows in early May, triggered by U.S. inflationary pressures and increased uncertainty over the U.S. Federal Reserve Board’s monetary policy. Investors seemed to become risk averse, causing less predictable asset classes such as commodities to retreat, exerting further downward pressure on equity markets. Emerging market stock performance contrasted with solid economic fundamentals, and eventually brought back some investors apparently searching for bargains, which helped stock prices recover in June. Strong economic growth data and signals of a possible end to U.S. interest rate hikes further bolstered investor confidence. Consequently, the MSCI EM Index returned +7.33% in U.S. dollar terms for the six-month period.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investing in emerging markets is subject to all the risks of foreign investing generally, and has additional, heightened risks, including market and currency fluctuations, economic instability, adverse social and political developments, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. The Fund’s prospectus also includes a description of the main investment risks.

In Eastern Europe, the Russian stock market recorded the strongest gains during the reporting period. Investors continued to be drawn toward the country’s strong economic growth, strengthening finances that resulted from high commodity prices, and in their view, stable political environment. Turkey’s was one of the few emerging markets to end the six-month period in negative territory. This was largely due to uncertainty arising from the Turkish lira’s weakness, relatively high inflation, a large external deficit and political instability. However, in Turkey’s favor are strong economic fundamentals, substantial progress on structural reform implementation, International Monetary Fund support and continued European Union accession efforts. In Latin America, economies reported strong economic data and improved fiscal positions. Investors also focused attention on upcoming elections in many regional markets. In Asia, China, Indonesia and Singapore outperformed their regional peers while Taiwan, South Korea and Thailand underperformed mostly due to political turmoil.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value, cash flow and balance sheet. Among factors we consider are a company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the six months under review, the Fund’s performance, relative to the benchmark MSCI EM Index, benefited from our underweighted position in Israel and overweighted exposure to China. Stock selection in Brazil and Russia further enhanced relative performance. Our lack of exposure to Egypt also supported relative performance as that market underperformed the benchmark during the period. In Israel, the Fund benefited significantly from not holding Teva Pharmaceutical Industries, which underperformed the index. Key overweighted Chinese, Brazilian and Russian companies that outperformed the MSCI EM Index were PetroChina, Souza Cruz, Centrais Elétricas Brasileiras (Eletrobrás), ZAO Polyus Gold (not an index component), and Mining and Metallurgical Co. Norilsk Nickel. The Fund’s Croatian stock, Pliva, which is not an index component, contributed to relative performance.

On the other hand, our underweighted allocations and stock selection in India and Indonesia had a negative relative effect on the Fund versus the benchmark index. The Fund’s positions in South Korea and Poland also adversely impacted relative performance as some holdings underperformed the index. We held overweighted positions in Kangwon Land and Hyundai Development, which were among some South Korean stocks that declined in value during the period. However, we remained confident of the companies’ corporate fundamentals and, typical of our long-term investment strategy, sought to use their share price declines as an opportunity to build our positions at what we considered attractive prices. In Poland, lack of exposure to exporter KGHM Polska Miedz and an overweighted position in Telekomunikacja Polska (TPSA) hindered relative performance. The Fund did not hold KGHM due to the availability of what we considered more attractively valued commodity stocks, and we reduced our TPSA exposure during the period. A significant drop in Turkish stock prices hurt the Fund’s investments in Turkey and led to the country’s underperformance against its emerging markets peers. However, in line with our investment strategy, we increased the Fund’s exposure to selected Turkish stocks as we remained confident in their corporate fundamentals.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investments predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

During the first half of 2006, we focused on portfolio alignment seeking to position the Fund to benefit from developments in the global economy as well as in individual emerging markets. A dominant theme during the period was sustained high commodity prices despite an oil price correction in May. We therefore significantly increased the Fund’s exposure to stocks in the energy and metals and mining sectors, as we believed such companies could benefit from higher revenues and subsequent greater earnings. This led to selective purchases in Russian, Brazilian, China H (Hong Kong-listed companies) and Red Chip (Hong Kong-listed

Top 10 Holdings

Templeton Developing Markets Securities Fund

6/30/06

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	4.9%
Semiconductors & Semiconductor Equipment, South Korea
PetroChina Co. Ltd.	3.7%
Oil, Gas & Consumable Fuels, China
Petroleo Brasileiro SA, ADR, pfd.	3.5%
Oil, Gas & Consumable Fuels, Brazil
LUKOIL, ADR	3.4%
Oil, Gas & Consumable Fuels, Russia
Anglo American PLC	2.2%
Metals & Mining, South Africa
Companhia Vale do Rio Doce, ADR, pfd., A	2.1%
Metals & Mining, Brazil
Remgro Ltd.	2.0%
Diversified Financial Services, South Africa
China Mobile Ltd.	1.9%
Wireless Telecommunication Services, China
Old Mutual PLC	1.7%
Insurance, South Africa
Banco Bradesco SA, ADR, pfd.	1.6%
Commercial Banks, Brazil

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

companies with significant exposure to China) shares. Key oil and gas additions included Russia’s Lukoil, one of the world’s largest vertically integrated oil companies; Petroleo Brasileiro (Petrobras), Brazil’s national oil and gas company; Companhia Vale do Rio Doce, a Brazilian mining giant that is among the world’s largest iron ore producers; CNOOC, China’s largest offshore oil and natural gas exploration and production company; and PetroChina, a dominant player in the oil and gas exploration, development and production industry. Our semiconductor industry holdings also increased through a new purchase and additional shares of some South Korean and Taiwanese companies.

The market correction in May provided us an opportunity to build positions in value stocks that we deemed were oversold not due to poor fundamentals but lowered market expectations. As a result, we made substantial purchases in Turkey and South Africa. Key additions in Turkey included Akbank and Turkiye Vakiflar Bankasi, two major commercial and consumer banks, and Tupras-Turkiye Petrol Rafineleri, Turkey’s largest industrial company with a dominant market share in oil refining. In South Africa, we bought shares of MTN Group, a dominant regional wireless telecommunication services provider, and JD Group, South Africa’s leading furniture retailer. We believed higher personal incomes and strong consumer demand in these countries could lead to greater consumption of products and services offered by these market sectors. As certain stocks approached their sell targets, we reduced the Fund’s exposure to Singapore and India. The Fund’s investments in the food products, metals and mining, and machinery industries were also trimmed via the sale of Uni-President Enterprises, a Taiwanese food and beverage manufacturer and distributor; CJ Corporation, a key food producer in South Korea; POSCO, one of the world’s largest steel producers; and Daewoo Shipbuilding and Marine Engineering, a major South Korean shipbuilder.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets

Securities Fund

6/30/06

% of Total Net Assets
South Korea	16.7%
Taiwan	13.0%
China	12.1%
Brazil	11.1%
South Africa	9.5%
Russia	6.8%
Turkey	6.0%
Thailand	3.2%
Mexico	2.7%
Hungary	2.6%

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,059.20	$7.45
Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.30

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (1.46%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005		2004		2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.99		$8.73		$7.14		$4.71	$4.78	$5.25

Income from investment operations[a]:
Net investment income[b]	0.10		0.17		0.11		0.13	0.07	0.08
Net realized and unrealized gains (losses)	0.54		2.23		1.62		2.38	(0.06)	(0.50)

Total from investment operations	0.64		2.40		1.73		2.51	0.01	(0.42)

Less distributions from net investment income	(0.15)		(0.14)		(0.14)		(0.08)	(0.08)	(0.05)

Redemption fees	—	[d]	—	[d]	—		—	—	—

Net asset value, end of period	$11.48		$10.99		$8.73		$7.14	$4.71	$4.78

Total return[c]	5.92%		27.76%		24.83%		53.74%	0.04%	(8.08)%
Ratios/supplemental data
Net assets, end of period (000’s)	$677,541		$651,826		$477,290		$359,299	$225,454	$240,289
Ratios to average net assets:
Expenses	1.46%	[e,f]	1.53%	[f]	1.54%	[f]	1.55%	1.58%	1.57%
Net investment income	1.74%	[e]	1.77%		1.52%		2.35%	1.45%	1.64%
Portfolio turnover rate	25.53%		31.24%		55.67%		46.20%	57.91%	78.29%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $0.01 per share.
[e]Annualized.
[f]Benefit	of expense reduction is less than 0.01%.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005		2004		2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.90		$8.67		$7.09		$4.69	$4.76	$5.22

Income from investment operations[a]:
Net investment income[b]	0.09		0.14		0.09		0.11	0.06	0.07
Net realized and unrealized gains (losses)	0.53		2.21		1.63		2.35	(0.06)	(0.49)

Total from investment operations	0.62		2.35		1.72		2.46	—	(0.42)

Less distributions from net investment income	(0.13)		(0.12)		(0.14)		(0.06)	(0.07)	(0.04)

Redemption fees	—	[d]	—	[d]	—		—	—	—

Net asset value, end of period	$11.39		$10.90		$8.67		$7.09	$4.69	$4.76

Total return[c]	5.80%		27.43%		24.71%		52.99%	(0.15)%	(8.08)%
Ratios/supplemental data
Net assets, end of period (000’s)	$735,599		$650,646		$327,569		$170,953	$80,952	$64,081
Ratios to average net assets:
Expenses	1.71%	[e,f]	1.78%	[f]	1.79%	[f]	1.80%	1.83%	1.82%
Net investment income	1.49%	[e]	1.52%		1.27%		2.10%	1.20%	1.37%
Portfolio turnover rate	25.53%		31.24%		55.67%		46.20%	57.91%	78.29%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $0.01 per share.
[e]Annualized.
[f]Benefit	of expense reduction is less than 0.01%.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 3			2005		2004[g]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.90		$8.68		$7.13

Income from investment operations[a]:
Net investment income[b]	0.09		0.04		0.08
Net realized and unrealized gains (losses)	0.54		2.32		1.61

Total from investment operations	0.63		2.36		1.69

Less distributions from net investment income	(0.15)		(0.14)		(0.14)

Redemption fees	—	[d]	—	[d]	—

Net asset value, end of period	$11.38		$10.90		$8.68

Total return[c]	5.84%		27.45%		24.15%
Ratios/supplemental data
Net assets, end of period (000’s)	$24,951		$11,521		$12
Ratios to average net assets:
Expenses	1.71%	[e,f]	1.78%	[f]	1.54%	[e,f]
Net investment income	1.49%	[e]	1.52%		1.52%[e]
Portfolio turnover rate	25.53%		31.24%		55.67%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $0.01 per share.
[e]Annualized.
[f]Benefit	of expense reduction is less than 0.01%.
[g]For	the period May 1, 2004 (effective date) to December 31, 2004.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments 98.8%
Argentina 0.1%
Banco Macro Bansud SA, ADR	Commercial Banks	23,000	$468,280
[a]Grupo Financiero Galicia SA, ADR	Commercial Banks	52,700	329,375
[a]Ternium SA, ADR	Metals & Mining	37,200	899,124

			1,696,779

Austria 0.7%
Erste Bank der oesterreichischen Sparkassen AG	Commercial Banks	52,651	2,963,567
Wienerberger AG	Building Products	155,800	7,404,261

			10,367,828

Brazil 11.1%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	747,772	23,248,231
Braskem SA, pfd., A	Chemicals	411,949	2,527,726
Centrais Eletricas Brasileiras SA	Chemicals	579,624,764	12,577,852
Companhia de Bebidas das Americas (AmBev)	Beverages	12,631,000	4,665,405
[a]Companhia de Bebidas das Americas (AmBev), rts., 2/20/49	Beverages	5,782	99
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	1,480,200	30,462,516
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	638,122	50,947,660
Sadia SA, pfd.	Food Products	410,493	1,089,771
Souza Cruz SA	Tobacco	848,825	12,623,230
Suzano Bahia Sul Papel e Celulose SA, pfd., A	Paper & Forest Products	589,854	3,466,846
Unibanco - Uniao de Bancos Brasileiros SA, GDR, pfd.	Commercial Banks	218,100	14,479,659
Usinas Siderurgicas de Minas Gerais SA, pfd., A	Metals & Mining	88,800	3,183,582

			159,272,577

China 12.1%
Aluminum Corp. of China Ltd., H	Metals & Mining	26,226,000	19,417,036
Anhui Conch Cement Co. Ltd., H	Construction Materials	2,708,000	4,410,849
China Mobile Ltd.	Wireless Telecommunication Services	4,820,000	27,555,802
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	8,408,000	4,817,656
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	1,618,000	520,837
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	22,802,000	5,490,319
Chongqing Changan Automobile Co. Ltd., B	Automobiles	2,338,800	1,201,570
Citic Pacific Ltd.	Industrial Conglomerates	1,275,959	3,762,316
CNOOC Ltd.	Oil, Gas & Consumable Fuels	25,890,000	20,668,396
Datang International Power Generation Co. Ltd., H	Independent Power Producers & Energy Traders	6,328,000	4,399,905
Denway Motors Ltd.	Automobiles	24,044,234	8,049,471
Huadian Power International Corp. Ltd., H	Independent Power Producers & Energy Traders	6,924,000	1,961,385
Huaneng Power International Inc., H	Independent Power Producers & Energy Traders	8,804,000	5,838,084
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	42,498,000	45,418,169
[b]PetroChina Co. Ltd., H, 144A	Oil, Gas & Consumable Fuels	7,682,000	8,209,854
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	3,999,000	7,800,942
[a]TCL Multimedia Technology Holdings Ltd.	Household Durables	673,689	71,131
Travelsky Technology Ltd., H	IT Services	3,361,000	3,851,603

			173,445,325

Croatia 1.0%
[c]Pliva d.d., GDR, Reg S	Pharmaceuticals	557,380	15,093,850

Czech Republic 0.1%
Philip Morris CR AS	Tobacco	2,215	1,221,195

Finland 0.4%
Nokian Renkaat OYJ	Auto Components	481,190	6,327,981

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Hong Kong 1.6%
Cheung Kong (Holdings) Ltd.	Real Estate	1,184,000	$12,828,883
Cheung Kong Infrastructure Holdings Ltd.	Electric Utilities	552,000	1,595,653
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	990,333	3,109,646
Hopewell Holdings Ltd.	Transportation Infrastructure	456,000	1,285,855
MTR Corp. Ltd.	Road & Rail	1,528,104	3,689,243

			22,509,280

Hungary 2.6%
BorsodChem Rt.	Chemicals	272,447	3,138,552
Gedeon Richter Ltd.	Pharmaceuticals	31,006	5,702,486
[a]Magyar Telekom PLC	Diversified Telecommunication Services	2,497,582	9,504,063
MOL Magyar Olaj-es Gazipari Rt.	Oil, Gas & Consumable Fuels	193,095	19,853,172

			38,198,273

India 2.2%
Gail India Ltd.	Gas Utilities	867,330	4,816,820
Himatsingka Seide Ltd.	Textiles, Apparel & Luxury Goods	622,124	1,260,384
Hindustan Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	1,547,564	7,943,577
Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	410,740	3,580,994
[b]Oil & Natural Gas Corp. Ltd., 144A	Oil, Gas & Consumable Fuels	129,030	3,116,209
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	446,279	10,778,105

			31,496,089

Indonesia 0.8%
PT Astra International Tbk	Automobiles	6,855,500	7,215,927
PT Bank Danamon Indonesia Tbk	Commercial Banks	9,131,000	3,918,355

			11,134,282

Israel 0.3%
[a]Israel Discount Bank	Commercial Banks	648,105	1,108,023
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	311,962	3,309,917

			4,417,940

Malaysia 2.0%
Maxis Communications Bhd.	Wireless Telecommunication Services	5,242,000	12,197,333
Resorts World Bhd.	Hotels Restaurants & Leisure	2,028,000	6,457,369
Sime Darby Bhd.	Industrial Conglomerates	4,698,700	7,033,025
Tanjong PLC	Hotels Restaurants & Leisure	513,000	1,884,746
YTL Power International Bhd.	Water Utilities	2,562,736	1,360,004

			28,932,477

Mexico 2.7%
Fomento Economico Mexicano SA de CV, ADR	Beverages	143,592	12,021,522
Grupo Bimbo SA de CV, A	Food Products	668,764	2,003,198
Kimberly Clark de Mexico SA de CV, A	Household Products	4,538,033	14,364,939
Telefonos de Mexico SA de CV, L, ADR	Diversified Telecommunication Services	474,364	9,881,002

			38,270,661

Panama 0.2%
Banco Latinoamericano de Exportaciones SA, E	Commercial Banks	230,200	3,598,026

Peru 0.1%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	47,200	1,287,616

Philippines 0.4%
San Miguel Corp., B	Beverages	4,263,893	5,869,587

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Poland 1.1%
Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	461,144	$7,692,265
Telekomunikacja Polska SA	Diversified Telecommunication Services	1,201,480	7,562,899

			15,255,164

Portugal 0.2%
Jeronimo Martins SGPS SA	Food & Staples Retailing	167,014	2,852,263

Russia 6.8%
Gazprom	Oil, Gas & Consumable Fuels	1,315,830	13,816,215
LUKOIL, ADR	Oil, Gas & Consumable Fuels	584,976	48,727,342
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	158,320	20,581,600
[a]Mobile Telesystems, ADR	Wireless Telecommunication Services	337,200	9,927,168
Surgutneftegaz, pfd.	Oil, Gas & Consumable Fuels	2,486,550	2,610,878
[a]ZAO Polyus Gold Co.	Metals & Mining	64,340	2,766,620

			98,429,823

Singapore 1.0%
ComfortDelGro Corp. Ltd.	Road & Rail	6,447,000	6,232,724
Fraser and Neave Ltd.	Industrial Conglomerates	3,008,005	7,602,692

			13,835,416

South Africa 9.5%
Anglo American PLC	Metals & Mining	770,642	31,515,711
Edgars Consolidated Stores Ltd.	Specialty Retail	1,474,056	5,951,732
[a]Imperial Holdings Ltd.	Air Freight & Logistics	355,884	6,700,745
JD Group Ltd.	Specialty Retail	328,860	3,044,592
Massmart Holdings Ltd.	Food & Staples Retailing	35,518	232,824
MTN Group Ltd.	Wireless Telecommunication Services	1,282,400	9,461,501
Nampak Ltd.	Containers & Packaging	1,413,340	3,597,413
Nedbank Group Ltd.	Commercial Banks	1,216,725	19,175,722
Old Mutual PLC	Insurance	8,007,698	24,174,443
Remgro Ltd.	Diversified Financial Services	1,527,505	28,762,685
Sappi Ltd.	Paper & Forest Products	361,778	4,450,323

			137,067,691

South Korea 16.7%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	181,180	5,327,981
Hana Financial Group Inc.	Commercial Banks	397,748	18,697,824
Hite Brewery Co. Ltd.	Beverages	23,220	2,322,612
Hyundai Development Co.	Construction & Engineering	435,320	18,812,248
Hyundai Motor Co. Ltd.	Automobiles	22,640	1,923,356
Kangwon Land Inc.	Hotels Restaurants & Leisure	1,079,375	18,430,435
Kookmin Bank	Commercial Banks	141,240	11,611,826
Korea Gas Corp.	Gas Utilities	89,400	3,062,451
LG Card Co. Ltd.	Consumer Finance	351,970	17,417,646
LG Chem Ltd.	Chemicals	153,460	5,337,739
LG Corp.	Industrial Conglomerates	142,990	4,197,388
LG Electronics Inc.	Household Durables	134,880	8,174,545
LG Petrochemical Co. Ltd.	Chemicals	125,310	2,443,462
[a,b]Lotte Shopping Co. Ltd., GDR, 144A	Multiline Retail	665,000	12,748,050
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	109,888	69,841,859
Samsung Fine Chemicals Co. Ltd.	Chemicals	128,860	3,266,491
Shinhan Financial Group Co. Ltd.	Commercial Banks	170,000	7,973,649
SK Corp.	Oil, Gas & Consumable Fuels	248,030	15,947,120
SK Telecom Co. Ltd.	Wireless Telecommunication Services	58,740	12,630,261

			240,166,943

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Sweden 0.8%
Oriflame Cosmetics SA, SDR	Personal Products	327,038	$10,886,040

Taiwan 13.0%
Asustek Computer Inc.	Computers & Peripherals	3,191,000	7,837,388
AU Optronics Corp.	Electronic Equipment & Instruments	4,875,000	6,882,849
[a]BenQ Corp.	Computers & Peripherals	4,458,000	2,768,303
China Motor Corp.	Automobiles	4,053,000	4,069,466
Chinatrust Financial Holding Co. Ltd.	Commercial Banks	8,381,184	6,952,277
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	6,143,000	11,102,322
D-Link Corp.	Communications Equipment	6,629,465	7,229,872
LITE-ON IT Corp.	Computers & Peripherals	1,185,000	1,385,676
Lite-On Technology Corp.	Computers & Peripherals	7,500,314	11,110,804
MediaTek Inc.	Semiconductors & Semiconductor Equipment	670,700	6,216,229
Mega Financial Holding Co. Ltd.	Commercial Banks	30,973,503	22,917,818
President Chain Store Corp.	Food & Staples Retailing	5,395,144	11,834,197
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	9,066,450	9,523,435
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	3,780,901	4,648,960
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	6,642,040	7,356,446
Synnex Technology International Corp.	Electronic Equipment & Instruments	5,681,760	6,178,783
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	19,650,302	19,548,009
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	11,474,004	20,701,665
Uni-President Enterprises Corp.	Food Products	6,568,600	5,722,679
United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	10,135,000	6,074,393
[a]Yageo Corp.	Electronic Equipment & Instruments	8,714,000	3,015,178
Yang Ming Marine Transport Corp.	Marine	2,281,000	1,430,536
Yuanta Core Pacific Securities Co.	Capital Markets	4,051,329	2,678,482

			187,185,767

Thailand 3.2%
Aromatics (Thailand) Public Co. Ltd., fgn.	Chemicals	2,436,600	1,751,386
Bangkok Bank Public Co. Ltd., fgn.	Commercial Banks	2,125,000	5,908,972
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	6,272,600	10,037,476
Land and Houses Public Co. Ltd., fgn.	Household Durables	10,761,075	2,131,325
Siam Cement Public Co. Ltd., fgn.	Construction Materials	1,736,714	10,569,718
Siam Commercial Bank Public Co. Ltd., fgn.	Commercial Banks	4,042,000	6,255,981
Thai Airways International Public Co. Ltd., fgn.	Airlines	3,021,500	3,130,883
[a]TMB Bank Public Co. Ltd., fgn.	Commercial Banks	65,787,100	5,867,685
[a]True Corp. Public Co. Ltd., rts., 3/28/08	Diversified Telecommunication Services	344,616	—

			45,653,426

Turkey 6.0%
Akbank TAS	Commercial Banks	2,788,106	13,389,955
Arcelik AS, Br.	Household Durables	1,239,826	7,090,316
KOC Holding AS	Industrial Conglomerates	1,646,245	4,910,127
Migros Turk TAS	Food & Staples Retailing	516,761	4,147,150
Tupras-Turkiye Petrol Rafineleri AS	Oil, Gas & Consumable Fuels	1,353,260	22,661,226
[a,b]Turk Hava Yollari Anonim Ortakligi, 144A	Airlines	1,918,000	6,605,435
[a]Turk Hava Yollari Anonim Ortakligi	Airlines	291,000	1,002,180
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	1,559,548	7,144,849
Turkiye Is Bankasi (Isbank), C	Commercial Banks	1,501,000	7,398,294
Turkiye Vakiflar Bankasi T.A.O.	Commercial Banks	3,055,135	11,969,565

			86,319,097

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
United Kingdom 2.1%
HSBC Holdings PLC	Commercial Banks	954,643	$16,729,469
Provident Financial PLC	Consumer Finance	1,163,037	13,227,088

			29,956,557

Total Long Term Investments (Cost $1,111,218,329)			1,420,747,953
Other Assets, less Liabilities 1.2%			17,342,910

Net Assets 100.0%			$1,438,090,863

Selected Portfolio Abbreviations

ADR - American Depository Receipt

GDR - Global Depository Receipt

MTN - Medium Term Notes

SDR - Swedish Depository Receipt

[a]Non-income producing	for the twelve months ended June 30, 2006.
[b]Security	was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the aggregate value of these securities was $30,679,548, representing 2.13% of net assets.
[c]Security	was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $15,093,850, representing 1.05% of net assets.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost	$1,111,218,329

Value	$1,420,747,953
Foreign currency, at value (cost $924,642)	940,028
Receivables:
Investment securities sold	21,393,758
Capital shares sold	1,727,068
Dividends	3,280,146
Foreign tax	234,374
Other (Note 8)	125,152

Total assets	1,448,448,479

Liabilities:
Payables:
Investment securities purchased	4,017,146
Capital shares redeemed	1,428,706
Affiliates	1,906,585
Funds advanced by custodian	2,389,492
Accrued expenses and other liabilities	615,687

Total liabilities	10,357,616

Net assets, at value	$1,438,090,863

Net assets consist of:
Paid-in capital	$1,073,520,306
Distributions in excess of net investment income	(1,538,945)
Net unrealized appreciation (depreciation)	309,577,275
Accumulated net realized gain (loss)	56,532,227

Net assets, at value	$1,438,090,863

Class 1:
Net assets, at value	$677,541,159

Shares outstanding	58,996,968

Net asset value and maximum offering price per share	$11.48

Class 2:
Net assets, at value	$735,598,963

Shares outstanding	64,569,294

Net asset value and maximum offering price per share	$11.39

Class 3:
Net assets, at value	$24,950,741

Shares outstanding	2,192,236

Net asset value and maximum offering price per share[a]	$11.38

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,783,685)	$23,510,332
Interest	751,061
Other income (Note 8)	125,152

Total investment income	24,386,545

Expenses:
Management fees (Note 3a)	9,401,032
Administrative fees (Note 3b)	857,205
Distribution fees: (Note 3c)
Class 2	969,949
Class 3	26,158
Unaffiliated transfer agent fees	4,298
Custodian fees (Note 4)	600,532
Reports to shareholders	214,303
Professional fees	34,244
Trustees’ fees and expenses	3,627
Other	17,874

Total expenses	12,129,222
Expense reductions (Note 4)	(329)

Net expenses	12,128,893

Net investment income	12,257,652

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $382,664)	103,622,945
Foreign currency transactions	(82,378)

Net realized gain (loss)	103,540,567

Net change in unrealized appreciation (depreciation) on:
Investments	(46,878,474)
Translation of assets and liabilities denominated in foreign currencies	38,133
Change in deferred taxes on unrealized appreciation	171,284

Net change in unrealized appreciation (depreciation)	(46,669,057)

Net realized and unrealized gain (loss)	56,871,510

Net increase (decrease) in net assets resulting from operations	$69,129,162

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$12,257,652	$16,601,225
Net realized gain (loss) from investments and foreign currency transactions	103,540,567	99,606,542
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	(46,669,057)	142,802,430

Net increase (decrease) in net assets resulting from operations	69,129,162	259,010,197

Distributions to shareholders from:
Net investment income:
Class 1	(8,939,497)	(7,605,217)
Class 2	(8,560,133)	(5,680,711)
Class 3	(315,203)	(9,713)

Total distributions to shareholders	(17,814,833)	(13,295,641)

Capital share transactions: (Note 2)
Class 1	(2,483,421)	44,513,024
Class 2	61,568,933	208,495,324
Class 3	13,684,401	10,396,752

Total capital share transactions	72,769,913	263,405,100

Redemption fees	14,221	1,964

Net increase (decrease) in net assets	124,098,463	509,121,620
Net assets:
Beginning of period	1,313,992,400	804,870,780

End of period	$1,438,090,863	$1,313,992,400

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(1,538,945)	$4,018,236

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	6,408,132	$77,442,080	10,118,344	$96,449,675
Shares issued in reinvestment of distributions	823,158	8,939,497	833,905	7,605,217
Shares redeemed	(7,547,761)	(88,864,998)	(6,292,757)	(59,541,868)

Net increase (decrease)	(316,471)	$(2,483,421)	4,659,492	$44,513,024

Class 2 Shares:
Shares sold	13,526,102	$162,728,743	27,948,311	$264,714,321
Shares issued in reinvestment of distributions	794,812	8,560,133	627,010	5,680,711
Shares redeemed	(9,452,266)	(109,719,943)	(6,666,146)	(61,899,708)

Net increase (decrease)	4,868,648	$61,568,933	21,909,175	$208,495,324

Class 3 Shares:
Shares sold	1,387,577	$16,656,040	1,108,615	$10,932,663
Shares issued in reinvestment of distributions	29,294	315,203	1,051	9,523
Shares redeemed	(281,183)	(3,286,842)	(54,521)	(545,434)

Net increase (decrease)	1,135,688	$13,684,401	1,055,145	$10,396,752

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management, Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has set the current rate at 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $100,122,208 of capital loss carryforwards. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2007	$19,956,300
2009	983,337
2010	24,246,197

$45,185,834

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $346,577.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,126,794,554

Unrealized appreciation	$334,101,635
Unrealized depreciation	(40,148,236)

Net unrealized appreciation (depreciation)	$293,953,399

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $467,727,352 and $379,102,552, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

8. REGULATORY MATTERS (continued)

securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

9. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, and Class 3 shareholders of record.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Austria	0.0003	0.0012	0.0003	0.0011	0.0003	0.0011
Belgium	0.0001	0.0006	0.0001	0.0005	0.0001	0.0006
Bermuda	0.0000	0.0001	0.0000	0.0001	0.0000	0.0001
Brazil	0.0021	0.0210	0.0021	0.0191	0.0021	0.0207
China	0.0000	0.0114	0.0000	0.0104	0.0000	0.0112
Croatia	0.0000	0.0011	0.0000	0.0010	0.0000	0.0011
Greece	0.0000	0.0004	0.0000	0.0004	0.0000	0.0004
Hong Kong	0.0000	0.0099	0.0000	0.0090	0.0000	0.0098
Hungary	0.0005	0.0026	0.0005	0.0024	0.0005	0.0026
India	0.0007	0.0046	0.0007	0.0042	0.0007	0.0045
Indonesia	0.0001	0.0005	0.0001	0.0005	0.0001	0.0005
Malaysia	0.0000	0.0032	0.0000	0.0029	0.0000	0.0032
Mexico	0.0000	0.0062	0.0000	0.0056	0.0000	0.0061
Panama	0.0000	0.0008	0.0000	0.0008	0.0000	0.0008
Philippines	0.0002	0.0005	0.0002	0.0005	0.0002	0.0005
Poland	0.0007	0.0028	0.0007	0.0025	0.0007	0.0027
Russia	0.0008	0.0038	0.0008	0.0035	0.0008	0.0038
Singapore	0.0000	0.0092	0.0000	0.0083	0.0000	0.0090
South Africa	0.0003	0.0382	0.0003	0.0343	0.0003	0.0371
South Korea	0.0052	0.0192	0.0052	0.0174	0.0052	0.0189
Sweden	0.0000	0.0013	0.0000	0.0012	0.0000	0.0013
Taiwan	0.0118	0.0333	0.0118	0.0302	0.0118	0.0327
Thailand	0.0007	0.0046	0.0007	0.0042	0.0007	0.0045
Turkey	0.0000	0.0082	0.0000	0.0075	0.0000	0.0081
United Kingdom	0.0000	0.0001	0.0000	0.0001	0.0000	0.0001

Total	$0.0235	$0.1848	$0.0235	$0.1677	$0.0235	$0.1814

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

TEMPLETON FOREIGN SECURITIES FUND

This semiannual report for Templeton Foreign Securities Fund covers the period ended June 30, 2006.

Performance Summary as of 6/30/06

Templeton Foreign Securities Fund – Class 1 delivered a +7.21% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Foreign Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which returned +10.50% for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Global economic growth remained strong during the six-month period ended June 30, 2006. However, signs of moderation appeared in the latter part of the period primarily due to three factors. Many central banks, including the world’s three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases in many countries remained, although many market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005.2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide.2 In this environment, global equity markets performed strongly, particularly outside the U.S. As of June 30, 2006, the six-month total return for the MSCI EAFE Index was +10.50%, and for the MSCI All Country World ex USA Index was +9.99%.3 By comparison, the total return for the MSCI USA Index was +2.52% (all returns calculated in U.S. dollars).3

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the six months under review, the Fund held investments in a broad array of holdings, sectors and countries. Although the Fund was significantly underweighted in Japanese stocks compared with the MSCI EAFE Index, the total return of the Fund’s investments in this country was about double that of the index. Stock selection, particularly our investments in Nintendo (sold by period-end), Shinsei Bank and Takeda Pharmaceutical, drove our Japanese holdings’ outperformance.

2. Source: “Merger Machine Keeps Churning out Deals,” The Wall Street Journal, 7/3/06.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Our stock selection in the consumer discretionary, consumer staples and industrials sectors also contributed to the Fund’s relative performance.4 Within consumer discretionary, Compass Group and our media holdings, including Pearson, VNU (sold by period-end) and British Sky Broadcasting Group, were strong contributors. Within industrials, Securitas and Vestas Wind Systems helped performance. Although we were significantly underweighted in the solidly performing consumer staples sector, stock selection, particularly our investments in Nestle, Unilever and Boots Group, supported the Fund’s performance versus the benchmark.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investments primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

There were also some detractors from our overall results. The Fund’s relative performance was hurt somewhat by its underweighting in the financials sector.5 Meanwhile, stock selection also negatively impacted the Fund’s relative results because our financials sector holdings did worse as a group than those held in the index. XL Capital, ACE, Sumitomo Mitsui Financial and KKR Private Equity Investors were our worst performers.

The telecommunication services and information technology sectors were a detriment to relative Fund performance as we were overweighted in these poor performing sectors.6 The Fund also lost some

4. The consumer discretionary sector comprises automobiles; auto components; hotels, restaurants and leisure; household durables; leisure equipment and products; media; textiles, apparel and luxury goods; and specialty retail in the SOI. The consumer staples sector comprises food and staples retailing, and food products in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, electrical equipment, industrial conglomerates and machinery in the SOI.

5. The financials sector comprises commercial banks, diversified financial services, capital markets, insurance and real estate in the SOI.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The information technology sector comprises computer and peripherals, electronic equipment and instruments, semiconductors and semiconductor equipment, and software in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund 6/30/06

Company Sector/Industry, Country	% of Total Net Assets

GlaxoSmithKline PLC	2.5%
Pharmaceuticals, U.K.

Cheung Kong Holdings Ltd.	2.4%
Real Estate, Hong Kong

British Sky Broadcasting Group PLC	2.2%
Media, U.K.

Royal Dutch Shell PLC, B	2.1%
Oil, Gas & Consumable Fuels, U.K.

Sanofi-Aventis	2.0%
Pharmaceuticals, France

ACE Ltd.	1.8%
Insurance, Bermuda

KKR Private Equity Investors LP	1.7%
Diversified Financial Services, Guernsey Islands

Sumitomo Mitsui Financial Group	1.6%
Commercial Banks, Japan

BP PLC	1.6%
Oil, Gas & Consumable Fuels, U.K

ING Groep NV	1.6%
Capital Markets, Netherlands

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

ground in these sectors due to our stock selection. Telecommunication services holdings Tele Norte Leste, Telefonos de Mexico and China Telecom had the weakest returns. Shares of Check Point Software, Venture Corp. and Samsung Electronics, in the information technology industry, also hindered Fund performance.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,072.10	$3.90
Hypothetical (5% return before expenses)	$1,000	$1,021.03	$3.81

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.76%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005		2004		2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.84		$14.53		$12.37		$9.51	$11.85	$18.78

Income from investment operations[a]:
Net investment income[b]	0.29		0.30		0.26		0.19	0.22	0.23
Net realized and unrealized gains (losses)	0.84		1.20		2.05		2.87	(2.37)	(5.23)

Total from investment operations	1.13		1.50		2.31		3.06	(2.15)	(5.00)

Less distributions from:
Net investment income	(0.24)		(0.19)		(0.15)		(0.20)	(0.19)	(0.26)
Net realized gains	—		—		—		—	—	(1.67)

Total distributions	(0.24)		(0.19)		(0.15)		(0.20)	(0.19)	(1.93)

Redemption fees	—	[d]	—	[d]	—	[d]	—	—	—

Net asset value, end of period	$16.73		$15.84		$14.53		$12.37	$9.51	$11.85

Total return[c]	7.21%		10.48%		18.87%		32.55%	(18.40)%	(15.75)%
Ratios/supplemental data
Net assets, end of period (000’s)	$550,974		$531,775		$506,456		$472,665	$397,420	$565,220
Ratios to average net assets:
Expenses	0.76%	[e,f]	0.77%	[f]	0.82%	[f]	0.87%	0.88%	0.90%
Net investment income	3.51%	[e]	2.03%		1.95%		1.81%	1.97%	1.59%
Portfolio turnover rate	7.39%	[g]	14.61%		10.91%		18.01%	28.12%	20.00%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underling investment vehicle. Total return is not annualized for periods less than one year.
[d]Amount	is less than $0.01 per share.
[e]Annualized.
[f]Benefit of	expense reduction is less than 0.01%.
[g]Excludes	the value of portfolio securities delivered as a result of redemption in-kind. See Note 9.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005		2004		2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.63		$14.35		$12.24		$9.42	$11.74	$18.67

Income from investment operations[a]:
Net investment income[b]	0.27		0.26		0.22		0.15	0.17	0.18
Net realized and unrealized gains (losses)	0.82		1.19		2.03		2.85	(2.32)	(5.21)

Total from investment operations	1.09		1.45		2.25		3.00	(2.15)	(5.03)

Less distributions from:
Net investment income	(0.21)		(0.17)		(0.14)		(0.18)	(0.17)	(0.23)
Net realized gains	—		—		—		—	—	(1.67)

Total distributions	(0.21)		(0.17)		(0.14)		(0.18)	(0.17)	(1.90)

Redemption fees	—	[d]	—	[d]	—	[d]	—	—	—

Net asset value, end of period	$16.51		$15.63		$14.35		$12.24	$9.42	$11.74

Total return[c]	7.11%		10.17%		18.53%		32.21%	(18.56)%	(15.99)%
Ratios/supplemental data
Net assets, end of period (000’s)	$2,439,769		$2,232,990		$1,445,928		$653,594	$299,760	$225,505
Ratios to average net assets:
Expenses	1.01%	[e,f]	1.02%	[f]	1.07%	[f]	1.12%	1.13%	1.15%
Net investment income	3.26%	[e]	1.78%		1.70%		1.56%	1.72%	1.32%
Portfolio turnover rate	7.39%	[g]	14.61%		10.91%		18.01%	28.12%	20.00%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underling investment vehicle. Total return is not annualized for periods less than one year.
[d]Amount	is less than $0.01 per share.
[e]Annualized.
[f]Benefit	of expense reduction is less than 0.01%.
[g]Excludes	the value of portfolio securities delivered as a result of redemption in-kind. See Note 9.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 3			2005		2004[h]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.60		$14.35		$12.48

Income from investment operations[a]:
Net investment income[b]	0.27		0.25		0.09
Net realized and unrealized gains (losses)	0.83		1.18		1.92

Total from investment operations	1.10		1.43		2.01

Less distributions from net investment income	(0.23)		(0.18)		(0.14)

Redemption fees	—	[d]	—[d]		—[d]

Net asset value, end of period	$16.47		$15.60		$14.35

Total return[c]	7.09%		10.13%		16.25%
Ratios/supplemental data
Net assets, end of period (000’s)	$81,893		$47,462		$16,559
Ratios to average net assets:
Expenses	1.01%	[e,f]	1.02%	[f]	1.07%	[e,f]
Net investment income	3.26%	[e]	1.78%		1.70%	[e]
Portfolio turnover rate	7.39%	[g]	14.61%		10.91%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underling investment vehicle. Total return is not annualized for periods less than one year.
[d]Amount is	less than $0.01 per share.
[e]Annualized.
[f]Benefit of	expense reduction is less than 0.01%.
[g]Excludes the	value of portfolio securities delivered as a result of redemption in-kind. See Note 9.
[h]For the	period May 1, 2004 (effective date) to December 31, 2004.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments 93.3%
Common Stocks 92.2%
Aerospace & Defense 0.4%
[a]Rolls-Royce Group PLC	United Kingdom	1,635,424	$12,520,633
[a]Rolls-Royce Group PLC, B	United Kingdom	93,068,620	176,410

			12,697,043

Air Freight & Logistics 0.6%
Deutsche Post AG	Germany	712,172	19,141,078

Airlines 0.5%
Qantas Airways Ltd.	Australia	7,008,990	15,420,956

Auto Components 1.1%
GKN PLC	United Kingdom	4,197,704	21,191,908
Valeo SA	France	346,229	12,330,711

			33,522,619

Automobiles 0.9%
Bayerische Motoren Werke AG	Germany	521,239	26,031,678

Capital Markets 3.8%
Amvescap PLC	United Kingdom	4,806,294	44,018,011
ING Groep NV	Netherlands	1,233,408	48,486,939
Nomura Holdings Inc.	Japan	1,255,218	23,526,083

			116,031,033

Chemicals 1.5%
Akzo Nobel NV	Netherlands	157,224	8,479,591
[a]Arkema	France	5,112	199,521
BASF AG	Germany	306,654	24,612,095
Lonza Group AG	Switzerland	163,930	11,244,248

			44,535,455

Commercial Banks 12.5%
Banco Santander Central Hispano SA	Spain	1,814,669	26,510,564
[b]Bank of Communications Ltd., 144A	China	3,955,496	2,572,026
DBS Group Holdings Ltd.	Singapore	1,240,347	14,185,695
Hana Financial Group Inc.	South Korea	672,040	31,592,078
Kookmin Bank, ADR	South Korea	295,869	24,574,879
Lloyds TSB Group PLC	United Kingdom	1,311,724	12,892,625
Mega Financial Holding Co. Ltd.	Taiwan	20,405,000	15,098,004
Mitsubishi UFJ Financial Group Inc.	Japan	3,348	46,806,763
Nordea Bank AB, FDR	Sweden	2,018,478	24,013,884
Royal Bank of Scotland Group PLC	United Kingdom	806,358	26,512,779
Shinhan Financial Group Co. Ltd.	South Korea	762,930	35,784,332
[b]Shinsei Bank Ltd., 144A	Japan	4,717,478	29,884,849
Sumitomo Mitsui Financial Group Inc.	Japan	4,657	49,237,363
UniCredito Italiano SpA	Italy	5,668,225	44,376,592

			384,042,433

Commercial Services & Supplies 1.4%
Contax Participacoes SA, ADR	Brazil	762,436	689,956
Rentokil Initial PLC	United Kingdom	6,271,598	18,121,487
Securitas AB, B	Sweden	1,278,238	24,516,417

			43,327,860

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Computers & Peripherals 1.3%
Compal Electronics Inc.	Taiwan	12,423,975	$11,860,322
Lite-On Technology Corp.	Taiwan	15,579,480	23,079,107
NEC Corp.	Japan	1,000,219	5,331,238

			40,270,667

Containers & Packaging 0.5%
Amcor Ltd.	Australia	3,264,763	16,210,345

Diversified Financial Services 1.7%
[a]KKR Private Equity Investors LP	Guernsey Islands	1,150,749	25,201,403
[a,b]KKR Private Equity Investors LP, 144A	Guernsey Islands	1,255,000	27,484,500

			52,685,903

Diversified Telecommunication Services 7.7%
BCE Inc.	Canada	1,438,746	34,004,497
China Telecom Corp. Ltd., H	China	44,862,357	14,441,262
Chunghwa Telecom Co. Ltd., ADR	Taiwan	1,557,004	28,757,864
France Telecom SA	France	1,783,723	38,357,524
KT Corp., ADR	South Korea	397,895	8,534,848
Nippon Telegraph & Telephone Corp.	Japan	6,985	34,239,897
Telefonica SA, ADR	Spain	522,704	25,999,297
Telefonos de Mexico SA de CV, L, ADR	Mexico	1,476,635	30,758,307
Telenor ASA	Norway	1,893,704	22,895,625

			237,989,121

Electric Utilities 1.1%
Hong Kong Electric Holdings Ltd.	Hong Kong	3,453,969	15,632,441
Iberdrola SA, Br.	Spain	499,374	17,203,536

			32,835,977

Electrical Equipment 1.6%
Gamesa Corp. Tecnologica SA	Spain	469,878	10,074,293
[b]Gamesa Corp. Tecnologica SA, 144A	Spain	1,012,244	21,702,745
[a]Vestas Wind Systems AS	Denmark	633,788	17,336,658

			49,113,696

Electronic Equipment & Instruments 1.9%
Electrocomponents PLC	United Kingdom	2,624,686	11,248,450
Hitachi Ltd.	Japan	3,178,263	20,994,948
Mabuchi Motor Co. Ltd.	Japan	286,547	17,125,969
Venture Corp. Ltd.	Singapore	1,339,613	8,972,512

			58,341,879

Energy Equipment & Services 0.4%
SBM Offshore NV	Netherlands	438,184	11,681,797

Food & Staples Retailing 1.4%
Boots Group PLC	United Kingdom	1,755,517	24,997,201
William Morrison Supermarkets PLC	United Kingdom	4,622,259	16,625,300

			41,622,501

Food Products 1.9%
Nestle SA	Switzerland	103,509	32,514,586
Unilever PLC	United Kingdom	1,170,483	26,320,516

			58,835,102

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Health Care Equipment & Supplies 0.8%
Olympus Corp.	Japan	903,790	$24,165,297

Health Care Providers & Services 0.0%[c]
[a]Hutchison China Meditech Ltd.	Hong Kong	177	751

Hotels Restaurants & Leisure 1.5%
Compass Group PLC	United Kingdom	9,792,178	47,488,713

Household Durables 2.2%
Koninklijke Philips Electronics NV	Netherlands	899,289	28,104,651
Sony Corp.	Japan	904,219	39,899,567

			68,004,218

Industrial Conglomerates 3.1%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	29,913,494
Siemens AG	Germany	512,444	44,609,770
Smiths Group PLC	United Kingdom	1,223,141	20,153,470

			94,676,734

Insurance 6.2%
ACE Ltd.	Bermuda	1,075,149	54,391,788
Aviva PLC	United Kingdom	1,616,460	22,882,621
AXA SA	France	453,589	14,889,311
[a,b]AXA SA, 144A	France	38,270	1,256,234
[a,d]AXA SA, Reg S	France	54,651	1,793,949
Old Mutual PLC	South Africa	4,954,174	14,956,158
Sompo Japan Insurance Inc.	Japan	1,601,485	22,389,584
Swiss Reinsurance Co.	Switzerland	495,733	34,652,039
XL Capital Ltd., A	Bermuda	403,272	24,720,574

			191,932,258

Leisure Equipment & Products 1.0%
Fuji Photo Film Co. Ltd.	Japan	921,374	30,915,078

Machinery 0.3%
[a]Husqvarna AB, B	Sweden	785,757	9,473,794

Media 6.2%
British Sky Broadcasting Group PLC	United Kingdom	6,401,066	67,886,173
[a]Eutelsat Communications	France	1,689,773	26,372,035
Pearson PLC	United Kingdom	3,409,246	46,432,995
Reed Elsevier NV	Netherlands	1,457,899	21,932,604
Wolters Kluwer NV	Netherlands	359,512	8,494,459
Yell Group PLC	United Kingdom	1,890,773	17,884,658

			189,002,924

Metals & Mining 1.0%
Barrick Gold Corp.	Canada	663,561	19,600,955
POSCO, ADR	South Korea	156,506	10,470,252

			30,071,207

Multi-Utilities 2.1%
Centrica PLC	United Kingdom	2,772,071	14,622,634
National Grid PLC	United Kingdom	1,446,003	15,629,652
Suez SA	France	814,356	33,857,361

			64,109,647

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Oil, Gas & Consumable Fuels 7.1%
BP PLC	United Kingdom	4,177,936	$48,712,731
Eni SpA	Italy	1,493,373	43,996,454
Hindustan Petroleum Corp. Ltd.	India	1,031,444	5,294,356
Reliance Industries Ltd.	India	135,034	3,116,112
Repsol YPF SA	Spain	1,322,892	37,890,813
Royal Dutch Shell PLC, B	United Kingdom	1,879,537	65,691,365
Total SA, B	France	204,496	13,459,398

			218,161,229

Paper & Forest Products 3.5%
Norske Skogindustrier ASA	Norway	1,362,151	19,970,642
Sappi Ltd., ADR	South Africa	1,080,426	13,494,521
Stora Enso OYJ, R	Finland	2,665,971	36,867,585
UPM-Kymmene OYJ	Finland	1,791,809	38,623,094

			108,955,842

Pharmaceuticals 5.8%
GlaxoSmithKline PLC	United Kingdom	2,755,715	77,000,646
Sanofi-Aventis	France	637,515	62,225,786
Shire PLC	United Kingdom	877,319	12,800,594
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	26,220,040

			178,247,066

Real Estate Management & Development 3.1%
Cheung Kong (Holdings) Ltd.	Hong Kong	6,650,922	72,064,108
Swire Pacific Ltd., B	Hong Kong	11,957,838	22,941,509

			95,005,617

Semiconductors & Semiconductor Equipment 2.3%
[a]Infineon Technologies AG	Germany	730,623	8,131,451
Samsung Electronics Co. Ltd.	South Korea	69,750	44,331,225
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	10,180,816	18,368,465

			70,831,141

Software 0.8%
[a]Check Point Software Technologies Ltd.	Israel	1,448,281	25,460,780

Specialty Retail 0.3%
Kingfisher PLC	United Kingdom	2,267,746	10,001,805

Textiles, Apparel & Luxury Goods 0.4%
Burberry Group PLC	United Kingdom	1,512,618	12,027,997

Wireless Telecommunication Services 2.3%
China Mobile Ltd.	China	2,771,873	15,846,718
[a]Mobile Telesystems, ADR	Russia	347,750	10,237,760
Vodafone Group PLC, ADR	United Kingdom	2,026,880	43,172,544

			69,257,022

Total Common Stocks (Cost $2,285,623,467)			2,832,126,263

Preferred Stocks 1.1%
Diversified Telecommunication Services 0.7%
Tele Norte Leste Participacoes SA, ADR, pfd.	Brazil	1,690,345	21,551,899

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Preferred Stocks (continued)
Metals & Mining 0.4%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	648,056	$13,336,992

Total Preferred Stocks (Cost $29,064,332)			34,888,891

Total Long Term Investments (Cost $2,314,687,799)			2,867,015,154

Short Term Investment (Cost $206,740,215) 6.7%
Money Market Fund 6.7%
[e]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.83%	United States	206,740,215	206,740,215

Total Investments (Cost $2,521,428,014) 100.0%			3,073,755,369
Other Assets, less Liabilities 0.0%[c]			(1,119,247)

Net Assets 100.0%			$3,072,636,122

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FDR - Foreign Depository Receipt

[a]Non-income	producing for the twelve months ended June 30, 2006.
[b]Security	was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the aggregate value of these securities was $82,900,354, representing 2.70% of net assets.
[c]Rounds	to less than 0.1% of net assets.
[d]Security	was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $1,793,949, representing 0.06% of net assets.
[e]See	Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,314,687,799
Cost - Sweep Money Fund (Note 7)	206,740,215

Total cost of investments	$2,521,428,014

Value - Unaffiliated issuers	$2,867,015,154
Value - Sweep Money Fund (Note 7)	206,740,215

Total value of investments	3,073,755,369
Cash	1,554,482
Foreign currency, at value (cost $2,161,489)	2,319,484
Receivables:
Investment securities sold	111,028
Capital shares sold	4,008,641
Dividends	6,761,247
Other (Note 10)	36,719

Total assets	3,088,546,970

Liabilities:
Payables:
Investment securities purchased	10,862,123
Capital shares redeemed	1,493,822
Affiliates	2,748,613
Accrued expenses and other liabilities	806,290

Total liabilities	15,910,848

Net assets, at value	$3,072,636,122

Net assets consist of:
Paid-in capital	$2,411,693,469
Undistributed net investment income	49,925,001
Net unrealized appreciation (depreciation)	552,495,727
Accumulated net realized gain (loss)	58,521,925

Net assets, at value	$3,072,636,122

Class 1:
Net assets, at value	$550,973,719

Shares outstanding	32,938,114

Net asset value and maximum offering price per share	$16.73

Class 2:
Net assets, at value	$2,439,769,279

Shares outstanding	147,764,956

Net asset value and maximum offering price per share	$16.51

Class 3:
Net assets, at value	$81,893,124

Shares outstanding	4,971,619

Net asset value and maximum offering price per share[a]	$16.47

[a]Redemption	price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Templeton Foreign Securities Fund
Investment income:
Dividends: (net of foreign taxes $4,366,796)
Unaffiliated issuers	$57,425,245
Sweep Money Fund (Note 7)	6,973,149
Other income (Note 10)	36,719

Total investment income	64,435,113

Expenses:
Management fees (Note 3a)	9,060,368
Administrative fees (Note 3b)	1,418,433
Distribution fees: (Note 3c)
Class 2	3,007,884
Class 3	78,971
Unaffiliated transfer agent fees	8,568
Custodian fees (Note 4)	391,812
Reports to shareholders	461,799
Professional fees	43,135
Trustees’ fees and expenses	7,803
Other	28,583

Total expenses	14,507,356
Expense reductions (Note 4)	(1,997)

Net expenses	14,505,359

Net investment income	49,929,754

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (Including gain from redemption in-kind of $34,808,242) (Note 9)	94,150,234
Foreign currency transactions	977,424

Net realized gain (loss)	95,127,658

Net change in unrealized appreciation (depreciation) on:
Investments	63,742,710
Translation of assets and liabilities denominated in foreign currencies	132,104

Net change in unrealized appreciation (depreciation)	63,874,814

Net realized and unrealized gain (loss)	159,002,472

Net increase (decrease) in net assets resulting from operations	$208,932,226

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$49,929,754	$42,879,381
Net realized gain (loss) from investments and foreign currency transactions	95,127,658	105,273,303
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	63,874,814	103,792,704

Net increase (decrease) in net assets resulting from operations	208,932,226	251,945,388

Distributions to shareholders from:
Net investment income:
Class 1	(7,899,286)	(6,459,354)
Class 2	(30,532,245)	(20,723,612)
Class 3	(1,067,001)	(354,063)

Total distributions to shareholders	(39,498,532)	(27,537,029)

Capital share transactions: (Note 2)
Class 1	(11,534,078)	(19,374,244)
Class 2	70,595,470	610,744,172
Class 3	31,908,785	27,501,947

Total capital share transactions	90,970,177	618,871,875

Redemption fees	4,874	4,290

Net increase (decrease) in net assets	260,408,745	843,284,524
Net assets:
Beginning of period	2,812,227,377	1,968,942,853

End of period	$3,072,636,122	$2,812,227,377

Undistributed net investment income included in net assets:
End of period	$49,925,001	$39,493,779

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Templeton Foreign Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

v. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,704,208	$28,037,414	3,758,655	$55,211,998
Shares issued in reinvestment of distributions	492,781	7,899,286	453,606	6,459,354
Shares redeemed	(2,836,349)	(47,470,778)	(5,489,770)	(81,045,596)

Net increase (decrease)	(639,360)	$(11,534,078)	(1,277,509)	$(19,374,244)

Class 2 Shares:
Shares sold	23,485,856	$390,352,663	51,344,360	$745,826,623
Shares issued in reinvestment of distributions	1,925,158	30,455,999	1,472,894	20,723,612
Redemption in-kind (Note 9)	(10,441,113)	(181,048,903)	—	—
Shares redeemed	(10,113,327)	(169,164,289)	(10,646,257)	(155,806,063)

Net increase (decrease)	4,856,574	$70,595,470	42,170,997	$610,744,172

Class 3 Shares:
Shares sold	1,985,077	$32,830,547	2,107,457	$30,752,443
Shares issued in reinvestment of distributions	67,617	1,067,001	25,189	353,916
Shares redeemed	(122,794)	(1,988,763)	(244,990)	(3,604,412)

Net increase (decrease)	1,929,900	$31,908,785	1,887,656	$27,501,947

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

Effective May 1, 2006, the Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $ 15 billion
0.560%	Over $15 billion, up to and including $ 20 billion
0.540%	In excess of $20 billion

Prior to May 1, 2006, the annualized rate of 0.600% was applicable to net assets in excess of $1.3 billion.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets for Class 2 and Class 3, respectively. The Board of Trustees has set the current rate at 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses of $1,301,670 expiring on December 31, 2011, which may be carried over to offset future capital gains, if any.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES (continued)

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $495,819.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,521,428,014

Unrealized appreciation	$629,030,570
Unrealized depreciation	(76,703,215)

Net unrealized appreciation (depreciation)	$552,327,355

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gain (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and gains and losses realized on in-kind shareholder redemption.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $618,495,148 and $201,495,500, respectively. Sales of investments exclude $116,405,039 of redemption in-kind transactions.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REDEMPTION IN-KIND

During the period ended June 30, 2006, the Fund realized $34,808,242 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

11. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2 and Class 3 shareholders of record.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share
Australia	$0.0001	$0.0140	$0.0001	$0.0125	$0.0001	$0.0133
Bermuda	0.0000	0.0042	0.0000	0.0038	0.0000	0.0040
Brazil	0.0001	0.0018	0.0001	0.0016	0.0001	0.0017
Canada	0.0011	0.0053	0.0011	0.0048	0.0011	0.0050
China	0.0000	0.0027	0.0000	0.0024	0.0000	0.0026
Finland	0.0017	0.0082	0.0017	0.0073	0.0017	0.0077
France	0.0020	0.0103	0.0020	0.0092	0.0020	0.0098
Germany	0.0015	0.0091	0.0015	0.0081	0.0015	0.0086
Hong Kong	0.0000	0.0132	0.0000	0.0118	0.0000	0.0125
India	0.0000	0.0005	0.0000	0.0004	0.0000	0.0005
Italy	0.0011	0.0057	0.0011	0.0050	0.0011	0.0053
Japan	0.0012	0.0126	0.0012	0.0113	0.0012	0.0119
Mexico	0.0000	0.0058	0.0000	0.0052	0.0000	0.0055
Netherlands	0.0031	0.0155	0.0031	0.0138	0.0031	0.0146
Norway	0.0004	0.0019	0.0004	0.0017	0.0004	0.0018
Singapore	0.0000	0.0027	0.0000	0.0024	0.0000	0.0026
South Africa	0.0000	0.0007	0.0000	0.0006	0.0000	0.0007
South Korea	0.0026	0.0116	0.0026	0.0103	0.0026	0.0110
Spain	0.0023	0.0127	0.0023	0.0113	0.0023	0.0120
Sweden	0.0029	0.0147	0.0029	0.0131	0.0029	0.0138
Switzerland	0.0011	0.0052	0.0011	0.0046	0.0011	0.0049
Taiwan	0.0030	0.0114	0.0030	0.0101	0.0030	0.0107
United Kingdom	0.0000	0.0761	0.0000	0.0677	0.0000	0.0718

Total	$0.0242	$0.2459	$0.0242	$0.2190	$0.0242	$0.2323

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate) or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

We are pleased to bring you Templeton Global Asset Allocation Fund’s semiannual report for the period ended June 30, 2006.

Performance Summary as of 6/30/06

Templeton Global Asset Allocation Fund – Class 1 delivered a +7.18% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Asset Allocation Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund normally invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund normally invests substantially to primarily in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its broad equity benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which returned +6.43% for the period under review, while also outperforming its fixed income benchmark, the J.P. Morgan (JPM) Government Bond Index Global, which had a +2.59% total return during the same period.1

Economic and Market Overview

Global economic growth remained strong during the six-month period ended June 30, 2006. However, signs of moderation appeared in the latter part of the period primarily due to three factors. Many central banks, including the world’s three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases in many countries remained, although many market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s prospectus also includes a description of the main investment risks.

1. Sources: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005.2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide.2 In this environment, global equity markets performed strongly, particularly outside the U.S. As of June 30, 2006, the six-month total return for the MSCI Europe, Australasia, Far East (EAFE) Index was +10.50%, and for the MSCI AC World ex USA Index was +9.99%.3 By comparison, the total return for the MSCI USA Index was +2.25% (all returns in U.S. dollars).3

Despite solid growth trends during the period, economic imbalances persisted, as indicated by the large U.S. trade deficit, which pushed the current account deficit to 6.4% of gross domestic product (GDP) in first quarter 2006. Highlighting the magnitude of global imbalances, the 12-country euro zone recorded a current account deficit of less than 1% of GDP in first quarter 2006, while Japan’s current account surplus rose to 3.8% of GDP for the same period.

In the past, Asia’s accumulation of current account surpluses was partly a function of policies designed to alleviate appreciation pressures on the currencies during times of tepid domestic growth conditions. Economic trends over the past six months, however, showed evidence of growth resulting more from domestic drivers, particularly private consumption. For example, in South Korea, private consumption accelerated to 4.4% in first quarter 2006 from averages of 3.2% in 2005 and -0.4% in 2004.4 This growth theme extended to Japan as well, where property markets revived amid improved domestic growth prospects. This prompted the Bank of Japan to end its deflation-fighting policy in

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

2. Source: “Merger Machine Keeps Churning out Deals,” The Wall Street Journal, 7/3/06.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

4. Source: Bank of Korea.

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March 2006 and adopt an inflation target. Tighter monetary policy extended across other Asian countries as well including China, South Korea and Thailand.

European growth trends exhibited notable improvements over the six-month period. Euro-zone growth was led by the export sector, and domestic confidence also rose broadly. Growth trends were again stronger among the non-euro European countries including Norway and Sweden. In addition to strong external demand, strengthening labor markets bolstered private consumption in both countries. While the Norwegian and Swedish central banks tightened monetary policy over the period, the Polish central bank eased its interest rates 50 basis points given Poland’s low inflation despite improved growth conditions.5

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing equity investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. With respect to debt securities, we may also from time to time make use of forward currency exchange contracts (hedging instruments) to protect against currency risk.

Manager’s Discussion

Equity

During the six months under review, the Fund benefited from its stock selection and underweighted position in Japan, a market that performed relatively poorly during the period. Significant contributors were Nintendo, Takeda Pharmaceutical and Sony.

Stock selection in industrials, particularly in Securitas, boosted relative performance.6 An underweighted allocation in the poor performing

5. Source: National Bank of Poland.

6. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment and industrial conglomerates in the SOI.

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information technology sector as well as strong stock selection contributed to Fund returns.7 Notable performers included Nintendo and Avaya. Similarly, the Fund gained from an underweighting and stock selection in the consumer discretionary sector.8 Standouts within the sector were Compass Group, British Sky Broadcasting Group, Comcast and News Corp.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance (equity portion only) was positively affected by the portfolio’s investments predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

An overweighting in South Korea relative to the MSCI AC World Index detracted from the Fund’s results during the period. Samsung Electronics and Posco were relatively poor performing South Korean stocks, although we sold Posco for a slight gain.

The Fund’s underweighted position in the relatively strong energy sector hampered Fund returns.9 One energy stock that underperformed was Repsol. Some positions in telecommunication services also hurt Fund performance, with weak returns from Telefonos de Mexico, France Telecom and Nippon Telegraph & Telephone.10 In the health care sector, specific stocks that impaired performance included Boston Scientific and Tenet.11

7. The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, semiconductors and semiconductor equipment, and software in the SOI.

8. The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; hotels, restaurants and leisure; household durables; leisure equipment and products; media and multiline retail in the SOI.

9. The energy sector comprises oil, gas and consumable fuels in the SOI.

10. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

11. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

Top 5 Country Holdings

Templeton Global Asset Allocation Fund

6/30/06

% of Total Net Assets

U.S.	16.8%

U.K.	13.4%

Japan	6.5%

South Korea	5.9%

France	4.8%

Top 5 Sectors/Industries

Templeton Global Asset Allocation Fund

Based on Equity Securities

6/30/06

% of Total Net Assets

Media	6.6%

Pharmaceuticals	5.3%

Commercial Banks	4.6%

Insurance	3.9%

Diversified Telecommunication Services	3.5%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Fixed Income

Interest Rate Strategy

During the six-month review period, we maintained the Fund’s overall short duration positioning given a period of global interest rate tightening and rising local bond market yields. However, we found opportunities to benefit Fund performance as we sought to take advantage of local interest rate reductions. One example is Indonesia, which returned +10.89% in local currency terms, as measured by the HSBC Asian Local Bond Index (ALBI) over the six-month period.12 The Bank of Indonesia began to reverse prior interest rate increases that it implemented when inflation began to rise following increases in administered fuel prices. The central bank eased interest rates 25 basis points to 12.50%.

Currency Strategy

The Fund benefited from its significant underweighted exposure to the U.S. dollar, which depreciated 5.44% against the U.S.’s major trading partners.13 Factors behind weaker U.S. dollar trends included the fading impact of the Homeland Investment Act, which allowed U.S. corporations to repatriate foreign profits at a lower tax rate, as well as growing market expectations that the Fed was nearing the end of its interest rate tightening cycle. Notably, higher U.S. bond yields relative to other developed bond markets provided a key source of funding for the U.S. current account deficit.

Contributors to relative outperformance from currency came from countries with solid external fundamentals and positive domestic growth prospects such as the Swedish krona, the Korean won and Canadian dollar. In Sweden, investment trends remained positive and employment gains remained encouraging for strengthening domestic demand prospects. Better euro-zone growth supported further trade gains and bolstered the Swedish current account surplus to 7.1% of GDP as of March 31, 2006.14 The Fund’s non-Japan Asian currency holdings, many of which rose against the U.S. dollar, generally benefited performance relative to its benchmark index over the reporting period, supported by strong growth and increased tolerance in several countries to use interest rates and exchange rates to manage monetary policy. With Canada as the U.S.’s largest trading partner, Canadian dollar strength played an important role in U.S. dollar weakness during the period. Given Canada’s

12. Source: HSBC. Please see Index Descriptons following the Fund Summaries.

13. Source: Federal Reserve H10 Report.

14. Source: Sveriges Riksbank.

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rich natural resources, its currency benefited from the recent surge in commodity prices. Additionally, the currency benefited as Canada’s balance of payment position strengthened largely due to an improved trade surplus and foreign investment inflows into the country’s energy sector.

Although our underweighted exposure to the euro worked against the Fund’s relative performance, we used euro strength relative to the Japanese yen during the period to reinitiate yen exposure in the Fund. According to our analysis, the Japanese economy’s significant improvement — evidenced by its emergence from deflation and the central bank’s subsequent fundamental shift in monetary policy — indicated that a potential period of U.S. dollar depreciation could likely affect the Japanese yen. During the six months under review, the euro and yen appreciated against the U.S. dollar.

Global Sovereign Debt Strategy

The Fund also invested in investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury curves. Prospects for tightening global liquidity conditions through interest rate increases by most developed economies prompted a rise in risk aversion. As a result, U.S. dollar-denominated emerging market debt weakened 0.69% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.15 Sovereign interest rate spreads declined from 237 basis points at the beginning of the reporting period to 218 basis points by period-end given a corresponding rise in U.S. yields.15 Regionally, Latin American sovereign debt returned +0.40%, Asian +0.02% and Central and Eastern European -4.07%.15 Euro-denominated markets also weakened, declining 3.17% in euro terms, as measured by the JPM Euro EMBI Global.15 The Fund maintained relatively limited exposure to sovereign debt during the period.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

15. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Templeton Global Asset Allocation Fund – Class 1

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,071.80	$4.47
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.36

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.87%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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SUPPLEMENT DATED JUNE 1, 2006

TO THE PROSPECTUSES OF

TEMPLETON GLOBAL ASSET ALLOCATION FUND

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

DATED MAY 1, 2006

Each of the Class 1 and Class 2 prospectuses is amended by replacing the description of the team responsible for the debt portion of the Fund with the following:

The debt portion of the Fund’s portfolio is managed by:

Michael Hasenstab, Ph.D. PORTFOLIO MANAGER/RESEARCH ANALYST OF ADVISERS	Dr. Hasenstab has been a manager of the debt portion of the Fund since 2002 and an analyst since 2001. He has final authority over all aspects of the Fund’s debt investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph. D.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

Please keep this supplement for future reference

TGA-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Asset Allocation Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.06		$21.11	$18.78	$14.59	$15.51	$19.22

Income from investment operations:[a]
Net investment income[b]	0.36		0.49	0.48	0.41	0.39	0.38 [g]
Net realized and unrealized gains (losses)	1.07		0.28	2.42	4.23	(1.01)	(2.16)[g]

Total from investment operations	1.43		0.77	2.90	4.64	(0.62)	(1.78)

Less distributions from:
Net investment income	(1.66)		(0.82)	(0.57)	(0.45)	(0.30)	(0.26)
Net realized gains	(1.44)		—	—	—	—	(1.67)

Total distributions	(3.10)		(0.82)	(0.57)	(0.45)	(0.30)	(1.93)

Net asset value, end of period	$19.39		$21.06	$21.11	$18.78	$14.59	$15.51

Total return[c]	7.18%		3.85%	15.94%	32.31%	(4.17)%	(9.72)%
Ratios/supplemental data
Net assets, end of period (000’s)	$246,561		$638,006	$625,728	$572,798	$425,470	$501,074
Ratios to average net assets:
Expenses	0.87%	[d,e]	0.85% [e]	0.84% [e]	0.81%	0.81%	0.81%
Net investment income	3.26%	[d]	2.36%	2.52%	2.54%	2.56%	2.28% [g]
Portfolio turnover rate	13.21%	[f]	26.23%	27.43%	34.25%	27.27%	35.63%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 10.
[g]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized [gains/losses] per share	(0.018)
Ratio of net investment income to average net assets	(0.10)%

See notes to financial statements.

TGA-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Asset Allocation Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.88		$20.94	$18.64	$14.49	$15.41	$19.13

Income from investment operations:[a]
Net investment income[b]	0.33		0.43	0.43	0.36	0.34	0.33 [g]
Net realized and unrealized gains (losses)	1.07		0.29	2.41	4.20	(1.00)	(2.15)[g]

Total from investment operations	1.40		0.72	2.84	4.56	(0.66)	(1.82)

Less distributions from:
Net investment income	(1.61)		(0.78)	(0.54)	(0.41)	(0.26)	(0.23)
Net realized gains	(1.44)		—	—	—	—	(1.67)

Total distributions	(3.05)		(0.78)	(0.54)	(0.41)	(0.26)	(1.90)

Net asset value, end of period	$19.23		$20.88	$20.94	$18.64	$14.49	$15.41

Total return[c]	7.08%		3.55%	15.72%	31.95%	(4.39)%	(9.95)%
Ratios/supplemental data
Net assets, end of period (000’s)	$69,553		$68,385	$65,806	$55,754	$39,926	$38,974
Ratios to average net assets:
Expenses	1.12%	[d,e]	1.10% [e]	1.09% [e]	1.06%	1.06%	1.06%
Net investment income	3.01%	[d]	2.11%	2.27%	2.29%	2.31%	1.99% [g]
Portfolio turnover rate	13.21%	[f]	26.23%	27.43%	34.25%	27.27%	35.63%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 10.
[g]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized [gains/losses] per share	(0.018)
Ratio of net investment income to average net assets	(0.10)%

See notes to financial statements.

TGA-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Templeton Global Asset Allocation Fund	Country	Shares	Value
Long Term Investments 93.3%
Common Stocks 62.8%
Aerospace & Defense 1.1%
BAE Systems PLC	United Kingdom	293,926	$2,009,749
[a]Rolls-Royce Group PLC	United Kingdom	204,428	1,565,079
[a]Rolls-Royce Group PLC, B	United Kingdom	24,976,488	47,342

			3,622,170

Air Freight & Logistics 1.0%
Deutsche Post AG	Germany	112,393	3,020,792

Auto Components 0.6%
Valeo SA	France	56,148	1,999,673

Automobiles 0.7%
Bayerische Motoren Werke AG	Germany	42,925	2,143,757

Capital Markets 2.8%
Amvescap PLC	United Kingdom	258,701	2,369,290
ING Groep NV	Netherlands	92,795	3,647,897
Morgan Stanley	United States	13,607	860,098
Nomura Holdings Inc.	Japan	99,694	1,868,528

			8,745,813

Chemicals 1.1%
Akzo Nobel NV	Netherlands	28,035	1,512,017
The Dow Chemical Co.	United States	51,432	2,007,391

			3,519,408

Commercial Banks 4.6%
Banco Santander Central Hispano SA	Spain	196,129	2,865,255
DBS Group Holdings Ltd.	Singapore	209,603	2,397,203
HSBC Holdings PLC	United Kingdom	127,347	2,231,670
Kookmin Bank, ADR	South Korea	25,932	2,153,912
Mitsubishi UFJ Financial Group Inc.	Japan	89	1,244,266
Nordea Bank AB, FDR	Sweden	211,655	2,518,065
Sumitomo Mitsui Financial Group Inc.	Japan	119	1,258,159

			14,668,530

Commercial Services & Supplies 1.7%
Group 4 Securicor PLC	United Kingdom	664,467	2,061,254
R. R. Donnelley & Sons Co.	United States	45,646	1,458,390
Rentokil Initial PLC	United Kingdom	635,457	1,836,123

			5,355,767

Communications Equipment 0.6%
[a]Avaya Inc.	United States	160,479	1,832,670

Computers & Peripherals 1.0%
Lite-On Technology Corp.	Taiwan	862,270	1,277,348
NEC Corp.	Japan	140,469	748,710
[a]Seagate Technology	United States	45,033	1,019,547

			3,045,605

Consumer Finance 0.3%
Fannie Mae	United States	22,194	1,067,531

Diversified Consumer Services 0.6%
H&R Block Inc.	United States	80,935	1,931,109

TGA-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Global Asset Allocation Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Diversified Financial Services 0.9%
JPMorgan Chase & Co.	United States	68,196	$2,864,232

Diversified Telecommunication Services 3.5%
Chunghwa Telecom Co. Ltd., ADR	Taiwan	62,177	1,148,409
France Telecom SA, ADR	France	119,038	2,602,171
Telefonica SA, ADR	Spain	44,119	2,194,479
Telefonos de Mexico SA de CV, L, ADR	Mexico	133,739	2,785,783
Telenor ASA	Norway	187,278	2,264,265

			10,995,107

Electric Utilities 0.8%
E.ON AG	Germany	21,441	2,468,556

Electrical Equipment 1.7%
Gamesa Corp. Tecnologica SA	Spain	10,039	215,238
[b]Gamesa Corp. Tecnologica SA, 144A	Spain	124,152	2,661,848
[a]Vestas Wind Systems AS	Denmark	89,962	2,460,824

			5,337,910

Electronic Equipment & Instruments 1.7%
Hitachi Ltd.	Japan	372,089	2,457,943
Mabuchi Motor Co. Ltd.	Japan	32,894	1,965,966
Venture Corp. Ltd.	Singapore	151,038	1,011,628

			5,435,537

Food & Staples Retailing 0.5%
Boots Group PLC	United Kingdom	108,015	1,538,050

Food Products 0.7%
Unilever PLC	United Kingdom	101,783	2,288,771

Gas Utilities 1.3%
El Paso Corp.	United States	267,614	4,014,210

Health Care Equipment & Supplies 0.5%
[a]Boston Scientific Corp.	United States	86,409	1,455,128

Health Care Providers & Services 0.4%
[a]Tenet Healthcare Corp.	United States	165,833	1,157,514

Hotels Restaurants & Leisure 1.0%
Compass Group PLC	United Kingdom	665,630	3,228,078

Household Durables 1.8%
Koninklijke Philips Electronics NV	Netherlands	93,721	2,928,976
Sony Corp., ADR	Japan	60,283	2,654,863

			5,583,839

Industrial Conglomerates 1.7%
Siemens AG, ADR	Germany	13,510	1,172,938
Smiths Group PLC	United Kingdom	122,680	2,021,376
Tyco International Ltd.	United States	78,575	2,160,813

			5,355,127

Insurance 3.9%
ACE Ltd.	Bermuda	44,783	2,265,572
American International Group Inc.	United States	30,470	1,799,254
AXA SA	France	92,795	3,046,048

TGA-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Global Asset Allocation Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Insurance (continued)
[c]AXA SA, Reg S	France	10,310	$338,431
Swiss Reinsurance Co.	Switzerland	44,559	3,114,701
XL Capital Ltd., A	Bermuda	30,300	1,857,390

			12,421,396

Leisure Equipment & Products 1.0%
Fuji Photo Film Co. Ltd.	Japan	62,793	2,106,908
Mattel Inc.	United States	57,729	953,106

			3,060,014

Media 6.6%
British Sky Broadcasting Group PLC	United Kingdom	345,052	3,659,431
[a]Comcast Corp., A	United States	118,413	3,881,578
[a]The DIRECTV Group Inc.	United States	246,204	4,062,366
News Corp., A	United States	159,893	3,066,748
Pearson PLC	United Kingdom	160,461	2,185,435
Reed Elsevier NV	Netherlands	220,876	3,322,854
Time Warner Inc.	United States	48,834	844,828

			21,023,240

Multi-Utilities 1.6%
Centrica PLC	United Kingdom	211,452	1,115,406
National Grid PLC	United Kingdom	162,336	1,754,668
Suez SA	France	50,452	2,097,574

			4,967,648

Multiline Retail 0.7%
Target Corp.	United States	47,117	2,302,608

Oil, Gas & Consumable Fuels 3.4%
BP PLC	United Kingdom	219,075	2,554,310
Eni SpA	Italy	98,648	2,906,281
Repsol YPF SA	Spain	71,406	2,045,240
Royal Dutch Shell PLC, B	United Kingdom	95,666	3,343,605

			10,849,436

Paper & Forest Products 1.9%
Stora Enso OYJ, R	Finland	228,287	3,189,035
UPM-Kymmene OYJ	Finland	130,993	2,823,601

			6,012,636

Pharmaceuticals 5.3%
Abbott Laboratories	United States	51,961	2,266,019
Bristol-Myers Squibb Co.	United States	95,740	2,475,837
GlaxoSmithKline PLC	United Kingdom	128,035	3,577,575
Pfizer Inc.	United States	124,481	2,921,569
Sanofi-Aventis	France	33,418	3,261,823
Takeda Pharmaceutical Co. Ltd.	Japan	37,121	2,309,420

			16,812,243

Real Estate Management & Development 1.5%
Cheung Kong (Holdings) Ltd.	Hong Kong	278,176	3,014,094
Swire Pacific Ltd., A	Hong Kong	171,734	1,772,323

			4,786,417

TGA-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Global Asset Allocation Fund	Country	Shares		Value
Long Term Investments (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 1.1%
Samsung Electronics Co. Ltd.	South Korea	5,490		$3,489,296

Software 2.2%
[a]Check Point Software Technologies Ltd.	Israel	93,261		1,639,528
Microsoft Corp.	United States	97,946		2,282,142
Nintendo Co. Ltd.	Japan	11,476		1,925,285
[a]Synopsys Inc.	United States	56,399		1,058,609

				6,905,564

Wireless Telecommunication Services 1.0%
Vodafone Group PLC, ADR	United Kingdom	145,168		3,092,078

Total Common Stocks (Cost $154,505,177)				198,397,460

Preferred Stock (Cost $270,002) 0.4%
Metals & Mining 0.4%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	61,860		1,273,079

		Principal Amount[d]
U.S. Government and Agency Securities (Cost $3,416,081) 1.0%
FNMA, 2.125%, 10/09/07	United States	370,000,000	JPY	3,296,124

Foreign Government and Agency Securities 29.1%
European Investment Bank, 2.125%, 9/20/07	Japan	221,000,000	JPY	1,974,700
[e]Government of Argentina, FRN, [f]4.889%, 8/03/12	Argentina	3,347,000		2,718,623
[g]12/15/35	Argentina	23,335,000		1,995,142
[g]12/15/35	Argentina	7,900,000	EUR	786,253
Government of Austria,
9.00%, 9/15/06	Austria	165,200,000	ISK	2,157,865
5.00%, 7/15/12	Austria	2,114,000	EUR	2,858,820
Government of Belgium,
5.00%, 9/28/12	Belgium	776,000	EUR	1,051,198
Government of Canada,
4.50%, 9/01/07	Canada	1,762,000	CAD	1,578,941
6.00%, 6/01/08	Canada	975,000	CAD	898,867
6.00%, 6/01/11	Canada	3,016,000	CAD	2,878,596
Government of Finland, 3.00%, 7/04/08	Finland	815,000	EUR	1,031,746
Government of France, 4.00%, 10/25/09	France	1,537,000	EUR	1,982,698
Government of Germany, 5.00%, 7/04/11	Germany	615,000	EUR	826,969
Government of Indonesia,
14.00%, 6/15/09	Indonesia	7,200,000,000	IDR	817,122
14.275%, 12/15/13	Indonesia	6,653,000,000	IDR	772,101
10.75%, 5/15/16	Indonesia	26,600,000,000	IDR	2,606,013
11.00%, 11/15/20	Indonesia	18,000,000,000	IDR	1,778,042
12.00%, 9/15/26	Indonesia	8,000,000,000	IDR	835,582
Government of Italy, 7.75%, 11/01/06	Italy	429,190	EUR	557,112
Government of Korea, 4.75%, 3/03/07	South Korea	4,700,000,000	KRW	4,953,178
Government of Malaysia, 3.135%, 12/17/07	Malaysia	3,853,000	MYR	1,033,706
6.45%, 7/01/08	Malaysia	10,885,000	MYR	3,082,628
Government of New Zealand, 7.00%, 7/15/09	New Zealand	8,043,000	NZD	5,003,277

TGA-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Global Asset Allocation Fund	Country	Principal Amount[d]		Value
Long Term Investments (continued)
Foreign Government and Agency Securities (continued)
Government of Norway, 6.75%, 1/15/07	Norway	40,712,000	NOK	$6,658,474
Government of Peru, 7.35%, 7/21/25	Peru	800,000		770,400
Government of the Philippines, 9.00%, 2/15/13	Philippines	628,000		679,025
Government of Poland,
8.50%, 5/12/07	Poland	7,550,000	PLN	2,455,369
6.00%, 5/24/09	Poland	9,900,000	PLN	3,172,238
6.25%, 10/24/15	Poland	2,700,000	PLN	884,109
5.75%, 9/23/22	Poland	1,675,000	PLN	519,217
Government of Singapore, 4.00%, 3/01/07	Singapore	7,839,000	SGD	4,993,858
Government of Slovakia,
4.80%, 4/14/09	Slovak Republic	700,000	SKK	22,820
4.90%, 2/11/14	Slovak Republic	86,500,000	SKK	2,781,622
5.30%, 5/12/19	Slovak Republic	600,000	SKK	19,798
[h]Strip, 1/14/07	Slovak Republic	80,000,000	SKK	2,589,251
Government of Sweden,
8.00%, 8/15/07	Sweden	40,500,000	SEK	5,936,769
5.50%, 10/08/12	Sweden	21,630,000	SEK	3,268,076
[h]Strip, 9/20/06	Sweden	2,490,000	SEK	343,924
Government of Thailand, 8.00%, 12/08/06	Thailand	70,345,000	THB	1,867,162
Korea Treasury Note,
6.90%, 1/16/07	South Korea	5,000,000,000	KRW	5,330,793
3.75%, 9/10/07	South Korea	1,900,000,000	KRW	1,977,057
4.50%, 9/09/08	South Korea	600,000,000	KRW	626,759
New South Wales Treasury Corp., 8.00%, 3/01/08	Australia	2,471,000	AUD	1,894,633
Queensland Treasury Corp., 6.00%,
7/14/09	Australia	133,000	AUD	99,165
8/14/13	Australia	1,233,000	AUD	917,735

Total Foreign Government and Agency Securities (Cost $84,089,064)				91,987,433

Total Long Term Investments (Cost $242,280,324)				294,954,096

Short Term Investments 5.3%
[h]Foreign Government Securities 3.6%
Canada Treasury Bill, 6/14/07	Canada	2,500,000	CAD	2,143,359
Egypt Treasury Bill, 2/20/07	Egypt	10,800,000	EGP	1,775,394
Norway Treasury Bill, 6/20/07	Norway	5,300,000	NOK	824,555
Thailand Treasury Bill,
7/27/06	Thailand	1,101,000	THB	28,796
9/07/06	Thailand	1,366,000	THB	35,525
10/05/06	Thailand	10,657,000	THB	276,076
10/12/06	Thailand	17,790,000	THB	460,409
2/22/07	Thailand	63,980,000	THB	1,624,500
3/08/07	Thailand	17,042,000	THB	431,839
4/05/07	Thailand	47,000,000	THB	1,186,163
5/03/07	Thailand	62,969,000	THB	1,582,737
6/07/07	Thailand	47,000,000	THB	1,175,333

Total Foreign Government Securities (Cost $11,461,512)				11,544,686

Total Investments before Money Market Fund (Cost $253,741,836)				$306,498,782

TGA-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Global Asset Allocation Fund	Country	Shares	Value
Short term Investments (continued)
Money Market Fund (Cost $5,287,876) 1.7%
[i]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.83%	United States	5,287,876	$5,287,876

Total Investments (Cost $259,029,712) 98.6%			311,786,658
Net Unrealized Gain on Forward Exchange Contracts 0.6%			1,861,128
Other Assets, less Liabilities 0.8%			2,465,740

Net Assets 100.0%			$316,113,526

Selected Portfolio Currency

AUD - Australian Dollar

CAD - Canadian Dollar

EGP - Egyptian Pounds

EUR - Euro

IDR - Indonesian Rupiah

ISK - Iceland Krona

JPY - Japanese Yen

KRW - South Korean Won

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FDR - Foreign Depository Receipt

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

[a]	Non-income producing for the twelve months ended June 30, 2006.
[b]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $2,661,848, representing 0.84% of net assets.
[c]	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $338,431 representing less than 0.1% of net assets.
[d]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[e]	The coupon rate shown represents the rate at period end.
[f]	The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
[g]Security	is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentine GDP, subject to certain conditions.
[h]	The security is traded on a discount basis with no stated coupon rate.
[i]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

See notes to financial statements.

TGA-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Templeton Global Asset Allocation Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$253,741,836
Cost - Sweep Money Fund (Note 7)	5,287,876

Total cost of investments	$259,029,712

Value - Unaffiliated issuers	$306,498,782
Value - Sweep Money Fund (Note 7)	5,287,876

Total value of investments	311,786,658
Receivables:
Investment securities sold	3,294,525
Capital shares sold	19,207
Dividends and interest	2,778,749
Other (Note 11)	33,021
Unrealized gain on forward exchange contracts (Note 8)	2,118,663

Total assets	320,030,823

Liabilities:
Payables:
Investment securities purchased	2,151,956
Capital shares redeemed	237,044
Affiliates	224,194
Reports to shareholders	318,183
Funds advanced by custodian	616,866
Unrealized loss on forward exchange contracts (Note 8)	257,535
Accrued expenses and other liabilities	111,519

Total liabilities	3,917,297

Net assets, at value	$316,113,526

Net assets consist of:
Paid-in capital	$218,521,304
Undistributed net investment income	6,555,807
Net unrealized appreciation (depreciation)	54,622,444
Accumulated net realized gain (loss)	36,413,971

Net assets, at value	$316,113,526

Class 1:
Net assets, at value	$246,560,778

Shares outstanding	12,718,008

Net asset value and maximum offering price per share	$19.39

Class 2:
Net assets, at value	$69,552,748

Shares outstanding	3,617,808

Net asset value and maximum offering price per share	$19.23

See notes to financial statements.

TGA-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Templeton Global Asset Allocation Fund
Investment income:
Dividends: (net of foreign taxes of $662,059)
Unaffiliated issuers	$7,935,693
Sweep Money Fund (Note 7)	293,021
Interest (net of foreign taxes of $147,896)	5,106,009
Other income (Note 11)	33,021

Total investment income	13,367,744

Expenses:
Management fees (Note 3a)	1,939,842
Administrative fees (Note 3b)	449,483
Distributions fees - Class 2 (Note 3c)	87,160
Unaffiliated transfer agent fees	2,655
Custodian fees (Note 4)	132,340
Reports to shareholders	238,486
Professional fees	32,010
Trustees’ fees and expenses	2,180
Other	3,882

Total expenses	2,888,038
Expense reductions (Note 4)	(278)

Net expenses	2,887,760

Net investment income	10,479,984

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (Including gain from redemption in-kind of $67,648,833) (Note 10)	95,007,797
Foreign currency transactions	9,189,312

Net realized gain (loss)	104,197,109

Net change in unrealized appreciation (depreciation) on:
Investments	(59,999,522)
Translation of assets and liabilities denominated in foreign currencies	6,343

Net change in unrealized appreciation (depreciation)	(59,993,179)

Net realized and unrealized gain (loss)	44,203,930

Net increase (decrease) in net assets resulting from operations	$54,683,914

See notes to financial statements.

TGA-20

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Asset Allocation Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$10,479,984	$16,277,271
Net realized gain (loss) from investments and foreign currency transactions	104,197,109	56,460,404
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(59,993,179)	(46,246,407)

Net increase (decrease) in net assets resulting from operations	54,683,914	26,491,718

Distributions to shareholders from:
Net investment income:
Class 1	(18,191,422)	(24,700,828)
Class 2	(5,009,742)	(2,527,126)
Net realized gains:
Class 1	(15,734,572)	—
Class 2	(4,478,496)	—

Total distributions to shareholders	(43,414,232)	(27,257,954)

Capital share transactions: (Note 2)
Class 1	(407,444,996)	12,930,774
Class 2	5,897,977	2,662,831

Total capital share transactions	(401,547,019)	15,593,605

Net increase (decrease) in net assets	(390,277,337)	14,857,369
Net assets:
Beginning of year	706,390,863	691,533,494

End of year	$316,113,526	$706,390,863

Undistributed net investment income included in net assets:
End of year	$6,555,807	$19,276,987

See notes to financial statements.

TGA-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 58.24% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGA-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United

TGA-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	233,443	$5,194,178	1,742,106	$36,156,220
Shares issued in reinvestment of distributions	1,797,880	33,925,994	1,232,576	24,700,828
Redemption in-kind (Note 10)	(17,900,972)	(409,037,201)	—	—
Shares redeemed	(1,703,698)	(37,527,967)	(2,319,937)	(47,926,274)

Net increase (decrease)	(17,573,347)	$(407,444,996)	654,745	$12,930,774

Class 2 Shares:
Shares sold	226,720	$4,904,311	650,005	$13,320,533
Shares issued in reinvestment of distributions	507,121	9,488,238	126,991	2,527,126
Shares redeemed	(390,857)	(8,494,572)	(644,040)	(13,184,828)

Net increase (decrease)	342,984	$5,897,977	132,956	$2,662,831

TGA-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Asset Allocation Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $1.3 billion
0.520%	In excess of $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.25% per year of its average daily net assets.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

TGA-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Asset Allocation Fund

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $133,304.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$260,924,427

Unrealized appreciation	$61,205,067
Unrealized depreciation	(10,342,836)

Net unrealized appreciation (depreciation)	$50,862,231

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $77,128,370 and $157,898,704, respectively. Sales of investments exclude $342,015,981 of redemption in-kind transactions.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
4,300,000	Brazilian Real	1,807,102		1/04/07	$90,984
2,500,000	Canadian Dollar	3,257,329	NZD	10/24/06	274,995
81,000,000	Indian Rupee	2,714,204	NZD	10/27/06	116,175
47,000,000	Indian Rupee	1,670,220	NZD	3/21/07	11,276
90,780,102	Japanese Yen	642,600	EUR	3/06/07	(13,267)
250,565,000	Japanese Yen	1,750,000	EUR	3/29/07	(1,660)
1,800,000,000	Korean Won	2,520,094	NZD	12/06/06	384,900
2,120,000,000	Korean Won	3,259,082	NZD	10/24/06	269,875
72,200,000	Thailand Baht	2,530,448	NZD	12/06/06	361,450
72,200,000	Thailand Baht	2,539,392	NZD	11/30/06	355,631
85,000,000	Thailand Baht	3,257,579	NZD	10/24/06	253,377

		25,948,050			$2,103,736

TGA-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Asset Allocation Fund

8. FORWARD EXCHANGE CONTRACTS (continued)

Contracts to Sell		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
2,120,000,000	Korean Won	3,549,602	NZD	10/24/06	$(93,940)
85,000,000	Thailand Baht	3,544,621	NZD	10/24/06	(79,548)
72,200,000	Thailand Baht	3,013,356	NZD	11/30/06	(69,120)

		10,107,579			(242,608)

Net unrealized gain (loss) on forward exchange contracts					$1,861,128

[a]In	U.S. Dollar unless otherwise indicated.

Currency Abbreviations

EUR - Euro

NZD - New Zealand Dollars

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REDEMPTION IN-KIND

During the period ended June 30, 2006, the Fund realized $67,648,833 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

TGA-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Asset Allocation Fund

11. REGULATORY MATTERS (continued)

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

12. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

TGA-28

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Asset Allocation Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1 and Class 2 shareholders of record.

	Class 1		Class 2
Country	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share
Argentina	0.0000	0.0129	0.0000	0.0125
Australia	0.0000	0.0604	0.0000	0.0587
Austria	0.0000	0.0288	0.0000	0.0280
Belgium	0.0000	0.0292	0.0000	0.0284
Bermuda	0.0000	0.0134	0.0000	0.0130
Brazil	0.0005	0.0046	0.0005	0.0045
Canada	0.0000	0.0291	0.0000	0.0282
China	0.0000	0.0063	0.0000	0.0062
Denmark	0.0000	0.0188	0.0000	0.0183
Finland	0.0026	0.0190	0.0026	0.0185
France	0.0070	0.0630	0.0070	0.0612
Germany	0.0053	0.0524	0.0053	0.0509
Hong Kong	0.0000	0.0260	0.0000	0.0253
Hungary	0.0000	0.0014	0.0000	0.0014
India	0.0000	0.0017	0.0000	0.0017
Indonesia	0.0062	0.0546	0.0062	0.0530
Italy	0.0039	0.0335	0.0039	0.0326
Japan	0.0030	0.0350	0.0030	0.0340
Malaysia	0.0000	0.0162	0.0000	0.0158
Mexico	0.0000	0.0121	0.0000	0.0117
Netherlands	0.0093	0.0608	0.0093	0.0591
New Zealand	0.0000	0.0584	0.0000	0.0568
Norway	0.0011	0.0490	0.0011	0.0476
Peru	0.0000	0.0017	0.0000	0.0016
Philippines	0.0000	0.0075	0.0000	0.0073
Poland	0.0000	0.0622	0.0000	0.0604
Russia	0.0000	0.0067	0.0000	0.0065
Singapore	0.0000	0.0263	0.0000	0.0255
Slovak Republic	0.0000	0.0234	0.0000	0.0227
South Korea	0.0228	0.1329	0.0228	0.1292
Spain	0.0048	0.0539	0.0048	0.0524
Sweden	0.0084	0.1038	0.0084	0.1009
Switzerland	0.0030	0.0162	0.0030	0.0158
Taiwan	0.0050	0.0198	0.0050	0.0192
Thailand	0.0000	0.0357	0.0000	0.0347
Ukraine	0.0000	0.0043	0.0000	0.0042
United Kingdom	0.0000	0.1993	0.0000	0.1937
Venezuela	0.0000	0.0054	0.0000	0.0053

Total	$0.0829	$1.3857	$0.0829	$1.3468

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

TGA-29

TEMPLETON GLOBAL INCOME SECURITIES FUND

We are pleased to bring you Templeton Global Income Securities Fund’s semiannual report for the period ended June 30, 2006.

Performance Summary as of 6/30/06

Templeton Global Income Securities Fund – Class 1 delivered a +5.66% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Income Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGI-1

Fund Goals and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the J.P. Morgan (JPM) Government Bond Index Global, which delivered a +2.59% total return in U.S. dollar terms for the period under review.1

Economic and Market Overview

Global growth remained robust during the reporting period, accompanied by moderate inflationary trends. Despite some signs of moderation in the above-trend U.S. growth rate, economic growth rates in Asia remained strong, while Europe’s recovery appeared firmer than six months ago. The U.S. Federal Reserve Board continued to guide monetary policy toward a neutral stance by tightening interest rates a further 100 basis points (100 basis points equal one percentage point) to 5.25%. Despite a surge in commodity prices, especially for oil and natural gas, private consumption expanded as hiring and wages improved. Although overall investment trends remained robust, particularly for business investment, the housing market softened. Economic imbalances persisted, as indicated by the large U.S. trade deficit, which pushed the current account deficit to 6.4% of gross domestic product (GDP) in first quarter 2006. Highlighting the magnitude of global imbalances, the 12-country euro zone recorded a current account deficit of less than 1% of GDP in first quarter 2006, while Japan’s current account surplus rose to 3.8% of GDP for the same period.

In the past, Asia’s accumulation of current account surpluses was partly a function of policies designed to alleviate appreciation pressures on the currencies during times of tepid domestic growth conditions. Economic trends over the past six months, however, showed evidence of growth resulting more from domestic drivers, particularly private consumption. For example, in South Korea, private consumption accelerated to 4.4% in first quarter 2006 from averages of 3.2% in 2005 and -0.4% in

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

TGI-2

2004.2 This growth theme extended to Japan as well, where the corporate and banking sectors have implemented significant restructuring in the past two years, enabling property markets to revive amid improved domestic growth prospects. This prompted the Bank of Japan to end its deflation-fighting policy in March 2006 and adopt an inflation target. Tighter monetary policy extended across other Asian countries as well including China, South Korea and Thailand. Real GDP growth accelerated in second quarter 2006 with growth rates of 7.5% in Singapore, 5.3% in South Korea and 11.3% in China compared with the same quarter of 2005.

European growth trends exhibited notable improvements over the six-month period, having lagged the U.S. and Asia through much of the current economic cycle. Euro-zone growth was led by the export sector, and domestic confidence also rose broadly. An improved outlook for the durability of euro-zone recovery, along with sustained monetary and lending growth, prompted the European Central Bank (ECB) to begin normalizing interest rates. The ECB increased rates 50 basis points to 2.75% during the period.3 Growth trends were again stronger among the non-euro European countries including Norway and Sweden. In addition to strong external demand, strengthening labor markets bolstered private consumption in both countries. While the Norwegian and Swedish central banks tightened monetary policy over the period, the Polish central bank eased its interest rates 50 basis points given Poland’s low inflation despite improved growth conditions.4

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

2. Source: Bank of Korea.

3. Source: European Central Bank.

4. Source: National Bank of Poland.

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Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

During the six-month review period, we maintained the Fund’s overall short duration positioning given a period of global interest rate tightening and rising local bond market yields. However, we found opportunities to benefit Fund performance as we sought to take advantage of local interest rate reductions. One example is Indonesia, which returned +10.89% in local currency terms, as measured by the HSBC Asian Local Bond Index (ALBI) over the six-month period.5 The Bank of Indonesia began to reverse prior interest rate increases that it implemented when inflation began to rise following increases in administered fuel prices. The central bank eased interest rates 25 basis points to 12.50%.

Currency Strategy

The Fund benefited from its significant underweighted exposure to the U.S. dollar, which depreciated 5.44% against the U.S.’s major trading partners.6 Factors behind weaker U.S. dollar trends included the fading impact of the Homeland Investment Act, which allowed U.S. corporations to repatriate foreign profits at a lower tax rate, as well as growing market expectations that the Fed was nearing the end of its interest rate tightening cycle. Notably, higher U.S. bond yields relative to other developed bond markets provided a key source of funding for the U.S. current account deficit.

Contributors to relative outperformance from currency came from countries with solid external fundamentals and positive domestic growth prospects such as the Swedish krona, the Korean won and Canadian dollar. The Swedish krona rose 10.48% against the U.S. dollar over the six-month period. Swedish economic growth in first quarter 2006 rose to 4.1% from a year earlier, accelerating from 2.9% in fourth quarter 2005.7 Investment trends remained positive and employment gains remained encouraging for strengthening domestic demand prospects. Better euro-zone growth supported further trade gains and bolstered

5. Source: HSBC. Please see Index Descriptions following the Fund Summaries.

6. Source: Federal Reserve H10 Report.

7. Source: Statistics Sweden.

Currency Breakdown

Templeton Global Income Securities Fund

6/30/06

% of Total Portfolio Value*

Japanese Yen	12.9%

South Korean Won	12.8%

Swedish Krona	8.2%

Canadian Dollar	7.7%

Polish Zloty	7.3%

Thai Baht	7.3%

U.S. Dollar	6.5%

Indonesian Rupiah	6.2%

Norwegian Krone	5.1%

Malaysian Ringgit	4.1%

Singapore Dollar	4.1%

Egyptian Pound	3.6%

Slovak Koruna	3.4%

Euro	2.9%

Icelandic Krona	2.0%

Peruvian Nuevo Sol	1.9%

Australian Dollar	1.8%

Indian Rupee	1.1%

Brazilian Real	1.0%

Romanian Leu	0.2%

New Zealand Dollar	-0.10%

*The	portfolio includes securities, forwards and cash balances.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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the Swedish current account surplus to 7.1% of GDP as of March 31, 2006.8 The Fund’s non-Japan Asian currency holdings generally benefited performance relative to its benchmark index over the reporting period, supported by strong growth and increased tolerance in several countries to use interest rates and exchange rates to manage monetary policy. Versus the U.S. dollar, the Thai baht rose 7.46%, the South Korean won 6.55% and the Singapore dollar 5.15%. With Canada as the U.S.’s largest trading partner, Canadian dollar strength played an important role in U.S. dollar weakness during the period. The Canadian dollar rose 5.04% against the U.S. dollar. Given Canada’s rich natural resources, its currency benefited from the recent surge in commodity prices. Additionally, the currency benefited as Canada’s balance of payment position strengthened largely due to an improved trade surplus and foreign investment inflows into the country’s energy sector.

Although our underweighted exposure to the euro worked against the Fund’s relative performance, we used euro strength relative to the Japanese yen during the period to reinitiate yen exposure in the Fund. On a cumulative basis, the yen has underperformed the euro since the end of 2000. During the last period of U.S. dollar weakness in 2002-2004, the euro and other European currencies felt the impact of weaker currency while many Asian countries were less affected by currency appreciation and instead built up substantial foreign exchange reserves. Since then, the U.S. current account deficit continued to deteriorate, the euro zone’s current account became less supportive and moved into a deficit, and the Japanese current account surplus continued to grow. According to our analysis, the Japanese economy’s significant improvement — evidenced by its emergence from deflation and the central bank’s subsequent fundamental shift in monetary policy — indicated that another potential period of U.S. dollar depreciation could likely affect the Japanese yen. During the six months under review, the euro rose 8.40% against the U.S. dollar and the Japanese yen appreciated 3.25%.9

Global Sovereign Debt Strategy

The Fund also invested in investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury curves. Prospects for tightening global liquidity conditions through

8. Source Sveriges Riksbank.

9. Source: Exshare (via Compustat via Factset).

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interest rate increases by most developed economies prompted a rise in risk aversion. As a result, U.S. dollar-denominated emerging market debt weakened 0.69% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.10 Sovereign interest rate spreads declined from 237 basis points at the beginning of the reporting period to 218 basis points by period-end given a corresponding rise in U.S. yields.10 Regionally, Latin American sovereign debt returned +0.40%, Asian +0.02% and Central and Eastern European -4.07%.10 Euro-denominated markets also weakened, declining 3.17% in euro terms, as measured by the JPM Euro EMBI Global.10 The Fund maintained relatively limited exposure to sovereign debt during the period.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

10. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Income Securities Fund – Class 1

TGI-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,056.60	$3.37
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31

*Expenses are equal to the annualized expense ratio, net of expense reduction, for the Fund’s Class 1 shares (0.66%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

TGI-8

SUPPLEMENT DATED JUNE 1, 2006

TO THE PROSPECTUSES OF

TEMPLETON GLOBAL INCOME SECURITIES FUND

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

DATED MAY 1, 2006

Each of the Class 1, Class 2 and Class 3 prospectuses is amended by replacing the description of the team responsible for the management of the Fund with the following:

The Fund is managed by the following dedicated professional focused on investments of debt securities in any country, including emerging markets:

Michael Hasenstab, Ph.D. PORTFOLIO MANAGER/RESEARCH ANALYST OF ADVISERS	Dr. Hasenstab has been a manager of the Fund since 2002 and an analyst since 2001. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts he manages and his ownership of Fund shares.

Please keep this supplement for future reference

TGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.36		$15.80	$15.54	$13.67	$11.39	$11.53

Income from investment operations:[a]
Net investment income[b]	0.29		0.57	0.66	0.69	0.59	0.59	[f]
Net realized and unrealized gains (losses)	0.52		(1.03)	1.37	2.35	1.83	(0.32)[f]

Total from investment operations	0.81		(0.46)	2.03	3.04	2.42	0.27

Less distributions from net investment income	(0.48)		(0.98)	(1.77)	(1.17)	(0.14)	(0.41)

Redemption fees	—	[d]	— [d]	—	—	—	—

Net asset value, end of period	$14.69		$14.36	$15.80	$15.54	$13.67	$11.39

Total return[c]	5.66%		(2.91)%	15.09%	22.72%	21.44%	2.55%
Ratios/supplemental data
Net assets, end of period (000’s)	$63,058		$53,115	$49,845	$52,842	$50,622	$63,781
Ratios to average net assets:
Expenses before expense reduction	0.71%	[e]	0.78%	0.79%	0.76%	0.73%	0.71%
Expenses net of expense reduction	0.66%	[e]	0.74%	0.78%	0.76%	0.73%	0.71%
Net investment income	3.95%	[e]	3.81%	4.40%	4.72%	4.88%	5.22%	[f]
Portfolio turnover rate	15.07%		30.28%	37.39%	53.01%	27.91%	122.45%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $0.01 per share.
[e]	Annualized.
[f]	Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(0.059)
Net realized and unrealized gains (losses) per share	0.059
Ratio of net investment income to average net assets	(0.53)%

See notes to financial statements.

TGI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.19		$15.64	$15.42	$13.59	$11.33	$11.48

Income from investment operations:[a]
Net investment income[b]	0.27		0.52	0.60	0.65	0.54	0.55[f]
Net realized and unrealized gains (losses)	0.50		(1.00)	1.36	2.33	1.84	(0.31)[f]

Total from investment operations	0.77		(0.48)	1.96	2.98	2.38	0.24

Less distributions from net investment income	(0.47)		(0.97)	(1.74)	(1.15)	(0.12)	(0.39)

Redemption fees	—	[d]	— [d]	—	—	—	—

Net asset value, end of period	$14.49		$14.19	$15.64	$15.42	$13.59	$11.33

Total return[c]	5.49%		(3.08)%	14.74%	22.44%	21.15%	2.24%
Ratios/supplemental data
Net assets, end of period (000’s)	$109,561		$61,255	$19,779	$5,181	$2,119	$1,286
Ratios to average net assets:
Expenses before expense reduction	0.96%	[e]	1.03%	1.04%	1.01%	0.98%	0.96%
Expenses net of expense reduction	0.91%	[e]	0.99%	1.03%	1.01%	0.98%	0.96%
Net investment income	3.70%	[e]	3.56%	4.15%	4.47%	4.63%	4.95% [f]
Portfolio turnover rate	15.07%		30.28%	37.39%	53.01%	27.91%	122.45%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Amount	is less than $0.01 per share.
[e]Annualized.
[f]Effective	January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(0.059)
Net realized and unrealized gains (losses) per share	0.059
Ratio of net investment income to average net assets	(0.53)%

See notes to financial statements.

TGI-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

Class 3	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31, 2005[f]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.18		$15.27

Income from investment operations:[a]
Net investment income[b]	0.27		0.38
Net realized and unrealized gains (losses)	0.52		(0.50)

Total from investment operations	0.79		(0.12)

Less distributions from net investment income	(0.48)		(0.97)

Redemption fees	—	[d]	—	[d]

Net asset value, end of period	$14.49		$14.18

Total return[c]	5.56%		(0.80)%
Ratios/supplemental data
Net assets, end of period (000’s)	$15,127		$5,769
Ratios to average net assets:
Expenses before expense reduction	0.96%	[e]	1.03%	[e]
Expenses net of expense reduction	0.91%	[e]	0.99%	[e]
Net investment income	3.70%	[e]	3.56%	[e]
Portfolio turnover rate	15.07%		30.28%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $0.01 per share.
[e]Annualized.
[f]For	the period April 1, 2005 (effective date) to December 31, 2005.

See notes to financial statements.

TGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments 77.1%
Government and Agency Securities
Argentina 3.9%
[b]Government of Argentina, FRN, [c]4.889%, 8/03/12	$7,162,000		$5,817,382
[d]Gross Domestic Product Linked Security 12/15/35	13,185,000		1,127,318
[d]Gross Domestic Product Linked Security 12/15/35	4,380,000	EUR	435,922

			7,380,622

Australia 1.8%
New South Wales Treasury Corp., 8.00%, 3/01/08	1,990,000	AUD	1,525,827
Queensland Treasury Corp., 6.00%, 8/14/13	2,200,000	AUD	1,637,484
10/14/15	200,000	AUD	148,775

			3,312,086

Austria 0.6%
Government of Austria, 5.50%, 10/20/07	425,000	EUR	557,328
5.00%, 7/15/12	400,000	EUR	540,931

			1,098,259

Belgium 0.5%
Government of Belgium, 7.50%, 7/29/08	686,000	EUR	944,655

Canada 1.7%
Government of Canada, 5.75%, 9/01/06	790,000	CAD	709,234
7.00%, 12/01/06	1,110,000	CAD	1,004,723
Province of Alberta, 5.00%, 12/16/08	170,000	CAD	153,774
Province of Manitoba, 5.10%, 12/01/06	1,090,000	CAD	979,101
Province of Newfoundland, 5.90%, 12/12/07	300,000	CAD	273,329

			3,120,161

Finland 0.4%
Government of Finland, 5.375%, 7/04/13	540,000	EUR	749,996

France 0.1%
Government of France, 4.00%, 10/25/09	195,000	EUR	251,546

Germany 1.8%
Government of Germany, 4.00%, 2/16/07	110,000	EUR	141,376
KfW Bankengruppe, [e]8.25%, 9/20/07	129,000,000	ISK	1,636,802
senior note, 6.375%, 2/17/15	2,530,000	NZD	1,526,098

			3,304,276

Greece 0.2%
Government of the Hellenic Republic, 3.25%, 6/21/07	270,000	EUR	344,845

Iceland 0.5%
Inter-American Development Bank, 9.00%, 1/04/07	79,500,000	ISK	1,026,299

Indonesia 6.2%
Government of Indonesia,
10.00%, 10/15/11	1,800,000,000	IDR	178,290
11.00%, 12/15/12	450,000,000	IDR	45,908
14.25%, 6/15/13	11,269,000,000	IDR	1,315,405
14.275%, 12/15/13	21,167,000,000	IDR	2,456,496

TGI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (continued)
Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia (continued)
11.00%, 10/15/14	3,390,000,000	IDR	$346,759
10.75%, 5/15/16	3,300,000,000	IDR	323,302
10.00%, 7/15/17	3,500,000,000	IDR	315,503
11.50%, 9/15/19	30,075,000,000	IDR	3,056,038
11.00%, 11/15/20	28,000,000,000	IDR	2,765,843
12.80%, 6/15/21	1,750,000,000	IDR	187,753
12.90%, 6/15/22	3,775,000,000	IDR	416,196
12.00%, 9/15/26	1,900,000,000	IDR	198,451

			11,605,944

Iraq 1.0%
[f]Government of Iraq, Reg S, 5.80%, 1/15/28	2,750,000		1,856,250

Italy 1.4%
Government of Italy, 0.375%, 10/10/06	300,000,000	JPY	2,623,706
7.75%, 11/01/06	41,293	EUR	53,601

			2,677,307

Japan 2.0%
European Investment Bank, 3.00%, 9/20/06	190,000,000	JPY	1,670,645
2.125%, 9/20/07	240,000,000	JPY	2,144,471

			3,815,116

Malaysia 4.0%
Government of Malaysia, 6.90%, 3/15/07	1,075,000	MYR	298,639
8.60%, 12/01/07	10,105,000	MYR	2,919,758
3.135%, 12/17/07	7,125,000	MYR	1,911,538
6.45%, 7/01/08	4,600,000	MYR	1,302,718
4.305%, 2/27/09	3,660,000	MYR	992,070
4.032%, 9/15/09	665,000	MYR	178,372

			7,603,095

Mexico 0.3%
[g]Government of Mexico, 144A, 7.50%, 3/08/10	450,000	EUR	636,596

Netherlands 0.4%
Government of the Netherlands, 3.00%, 7/15/06	150,000	EUR	191,899
5.75%, 2/15/07	488,000	EUR	633,638

			825,537

New Zealand 1.0%
Government of New Zealand, 7.00%, 7/15/09	2,435,000	NZD	1,514,731
Inter-American Development Bank, 6.00%, 12/15/17	575,000	NZD	336,926

			1,851,657

Norway 4.4%
Government of Norway, 6.75%, 1/15/07	50,660,000	NOK	8,285,475

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (continued)
Government and Agency Securities (continued)
Peru 4.1%
Government of Peru, 8.60%, 8/12/17	6,185,000	PEN	$1,966,869
7.84%, 8/12/20	4,945,000	PEN	1,475,473
7.35%, 7/21/25	3,905,000		3,760,515
8.75%, 11/21/33	400,000		447,000

			7,649,857

Philippines 1.5%
Government of the Philippines, [f]Reg S, 9.125%, 2/22/10	330,000	EUR	472,389
9.00%, 2/15/13	800,000		865,000
9.50%, 2/02/30	980,000		1,123,903
7.75%, 1/14/31	350,000		341,250

			2,802,542

Poland 7.2%
Government of Poland, 8.50%, 11/12/06	4,720,000	PLN	1,507,450
8.50%, 5/12/07	14,865,000	PLN	4,834,313
6.00%, 5/24/09	8,195,000	PLN	2,625,908
6.25%, 10/24/15	3,690,000	PLN	1,208,282
5.75%, 9/23/22	10,800,000	PLN	3,347,786

			13,523,739

Singapore 4.1%
Government of Singapore, 1.75%, 2/01/07	2,335,000	SGD	1,467,674
4.00%, 3/01/07	7,160,000	SGD	4,561,299
2.625%, 10/01/07	2,580,000	SGD	1,625,501

			7,654,474

Slovak Republic 3.4%
Government of Slovakia, 4.95%, 3/05/08	81,000,000	SKK	2,677,694
4.80%, 4/14/09	33,500,000	SKK	1,092,120
4.90%, 2/05/10	1,000,000	SKK	32,479
8.50%, 8/17/10	30,000,000	SKK	1,107,608
7.50%, 3/13/12	19,000,000	SKK	693,538
5.00%, 1/22/13	6,000,000	SKK	193,203
4.90%, 2/11/14	4,900,000	SKK	157,572
5.30%, 5/12/19	11,200,000	SKK	369,566

			6,323,780

South Africa 0.1%
Government of South Africa, 5.25%, 5/16/13	200,000	EUR	259,560

South Korea 12.1%
Government of Korea, 4.75%, 3/03/07	5,740,000,000	KRW	6,049,201
Korea Treasury Note,
6.90%, 1/16/07	1,200,000,000	KRW	1,279,390
3.75%, 9/10/07	5,950,000,000	KRW	6,191,311
4.75%, 3/12/08	3,768,000,000	KRW	3,959,893
4.50%, 9/09/08	1,945,000,000	KRW	2,031,745
4.25%, 9/10/08	3,100,000,000	KRW	3,221,487

			22,733,027

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (continued)
Government and Agency Securities (continued)
Spain 0.4%
Government of Spain,
3.10%, 9/20/06	25,000,000	JPY	$219,865
6.00%, 1/31/08	390,000	EUR	517,357

			737,222

Sweden 6.6%
Government of Sweden, 8.00%, 8/15/07	84,605,000	SEK	12,401,984

Thailand 1.0%
Government of Thailand, 8.00%, 12/08/06	60,700,000	THB	1,611,155
4.125%, 2/12/08	9,000,000	THB	231,558
8.50%, 12/08/08	1,000,000	THB	28,019

			1,870,732

United States 4.4%
FNMA, 2.125%, 10/09/07	840,000,000	JPY	7,483,094
1.75%, 3/26/08	80,000,000	JPY	711,367

			8,194,461

Total Long Term Investments (Cost $140,804,048)			144,841,100

Short Term Investments 17.5%
Government and Agency Securities
Austria 0.6%
Government of Austria, 9.00%, 9/15/06	85,000,000	ISK	1,110,282

Canada 5.7%
Province of British Columbia, 5.25%, 12/01/06	1,000,000	CAD	898,768
[h]Canada Treasury Bills, 11/30/06 - 5/17/07	7,670,000	CAD	6,638,044
Province of Ontario, 7.75%, 7/24/06	1,600,000	CAD	1,436,395
3.50%, 9/08/06	1,920,000	CAD	1,717,429

			10,690,636

Egypt 3.5%
[h]Egypt Treasury Bills, 11/21/06 - 6/26/07	40,500,000	EGP	6,607,585

Norway 0.6%
[h]Norwegian Treasury Bill, Strip, 3/21/07	7,525,000	NOK	1,179,870

Sweden 1.5%
[h]Government of Sweden, Strip, 9/20/06	8,450,000	SEK	1,167,130
12/20/06	11,600,000	SEK	1,594,295

			2,761,425

Thailand 5.6%
[h]Thailand Treasury Bills, 7/27/06 - 5/17/07	411,230,000	THB	10,496,324

Total Short Term Investments (Cost $32,467,511)			32,846,122

Total Investments (Cost $173,271,559) 94.6%			177,687,222
Net Unrealized Gain on Forward Exchange Contracts 0.3%			507,660
Other Assets, less Liabilities 5.1%			9,551,490

Net Assets 100.0%			$187,746,372

TGI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Selected Portfolio Currency

AUD - Australian Dollar

CAD - Canadian Dollar

EGP - Egyptian Pounds

EUR - Euro

IDR - Indonesian Rupiah

ISK - Iceland Krona

JPY - Japanese Yen

KRW - South Korean Won

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

[a]The	principal amount is stated in U.S. dollars unless otherwise indicated.
[b]The	coupon rate shown represents the rate at period end.
[c]The	principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
[d]Security	is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentine GDP, subject to certain conditions.
[e]See	Note 1(c) regarding securities purchased on a delayed delivery basis.
[f]Security	was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of these securities was $2,328,639, representing 1.24% of net assets.
[g]Security	was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $636,596, representing 0.34% of net assets.
[h]The	security is traded on a discount basis with no stated coupon rate

TGI-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost	$173,271,559

Value	$177,687,222
Cash	8,586,566
Receivables:
Capital shares sold	465,237
Interest	3,592,491
Unrealized gain on forward exchange contracts (Note 7)	630,009

Total assets	190,961,525

Liabilities:
Payables:
Investment securities purchased	1,903,423
Capital shares redeemed	235,560
Affiliates	134,768
Foreign currency advanced by custodian	771,893
Unrealized loss on forward exchange contracts (Note 7)	122,349
Accrued expenses and other liabilities	47,160

Total liabilities	3,215,153

Net assets, at value	$187,746,372

Net assets consist of:
Paid-in capital	$186,612,516
Undistributed net investment income	1,506,727
Net unrealized appreciation (depreciation)	4,908,747
Accumulated net realized gain (loss)	(5,281,618)

Net assets, at value	$187,746,372

Class 1:
Net assets, at value	$63,058,367

Shares outstanding	4,293,571

Net asset value and maximum offering price per share	$14.69

Class 2:
Net assets, at value	$109,561,032

Shares outstanding	7,558,612

Net asset value and maximum offering price per share	$14.49

Class 3:
Net assets, at value	$15,126,973

Shares outstanding	1,044,298

Net asset value and maximum offering price per share[a]	$14.49

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes $117,400)	$3,402,924

Expenses:
Management fees (Note 3a)	429,915
Distribution fees: (Note 3c)
Class 2	102,585
Class 3	11,244
Unaffiliated transfer agent fees	472
Custodian fees (Note 4)	59,432
Reports to shareholders	22,426
Professional fees	9,255
Trustees’ fees and expenses	253
Other	3,036

Total expenses	638,618
Expense reductions (Note 4)	(34,517)

Net expenses	604,101

Net investment income	2,798,823

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $958)	2,359,752
Foreign currency transactions	52,531

Net realized gain (loss)	2,412,283

Net change in unrealized appreciation (depreciation) on:
Investments	1,200,393
Translation of assets and liabilities denominated in foreign currencies	480,235

Net change in unrealized appreciation (depreciation)	1,680,628

Net realized and unrealized gain (loss)	4,092,911

Net increase (decrease) in net assets resulting from operations	$6,891,734

See notes to financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$2,798,823	$3,292,059
Net realized gain (loss) from investments and foreign currency transactions	2,412,283	3,899,560
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,680,628	(9,226,450)

Net increase (decrease) in net assets resulting from operations	6,891,734	(2,034,831)

Distributions to shareholders from:
Net investment income:
Class 1	(2,013,759)	(3,016,853)
Class 2	(3,259,404)	(2,073,846)
Class 3	(431,514)	(32,207)

Total distributions to shareholders	(5,704,677)	(5,122,906)

Capital share transactions: (Note 2)
Class 1	9,028,223	7,710,594
Class 2	47,932,283	44,184,638
Class 3	9,457,469	5,777,317

Total capital share transactions	66,417,975	57,672,549

Redemption fees	2,319	36

Net increase (decrease) in net assets	67,607,351	50,514,848
Net assets:
Beginning of period	120,139,021	69,624,173

End of period	$187,746,372	$120,139,021

Undistributed net investment income included in net assets:
End of period	$1,506,727	$4,412,581

See notes to financial statements.

TGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Templeton Global Income Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The fund offers three classes of shares: Class 1, Class 2, and Class 3. Effective April 1, 2005, the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,006,152	$15,210,723	1,067,253	$15,508,065
Shares issued in reinvestment of distributions	137,929	2,013,759	210,969	3,016,853
Shares redeemed	(548,371)	(8,196,259)	(735,231)	(10,814,324)

Net increase (decrease)	595,710	$9,028,223	542,991	$7,710,594

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,169,874	$46,967,664	3,017,652	$43,735,355
Shares issued in reinvestment of distributions	226,190	3,259,404	146,665	2,073,846
Shares redeemed	(155,255)	(2,294,785)	(110,837)	(1,624,563)

Net increase (decrease)	3,240,809	$47,932,283	3,053,480	$44,184,638

Class 3 Shares:
Shares sold	636,922	$9,458,853	427,371	$6,068,634
Shares issued in reinvestment of distributions	29,965	431,514	2,233	31,575
Shares redeemed	(29,309)	(432,898)	(22,884)	(322,892)

Net increase (decrease)	637,578	$9,457,469	406,720	$5,777,317

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has set the current rate at 0.25% per year for Class 3.

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $1,437,903 of capital loss carryforwards. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in :
2007	$3,445,173
2008	2,370,518
2009	1,649,033
2010	177,731

$7,642,455

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$175,247,963

Unrealized appreciation	$5,932,996
Unrealized depreciation	(3,493,737)

Net unrealized appreciation (depreciation)	$2,439,259

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $64,320,134 and $18,922,866, respectively.

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
175,000,000	Japanese Yen	1,515,466		10/16/06	$37,610
595,000	Canadian Dollar	775,244	NZD	10/24/06	65,449
505,000,000	South Korean Won	776,338	NZD	10/24/06	64,286
20,300,000	Thai Baht	777,986	NZD	10/24/06	60,512
320,000,000	South Korean Won	483,734	NZD	10/26/06	45,756
14,700,000	Indian Rupee	485,309	NZD	10/26/06	25,482
16,900,000	Indian Rupee	566,297	NZD	10/27/06	24,239
11,600,000	Thai Baht	407,991	NZD	11/30/06	57,137
295,000,000	South Korean Won	413,015	NZD	12/06/06	63,081
11,600,000	Thai Baht	406,554	NZD	12/06/06	58,072
900,000	Brazilian Real	378,231		1/04/07	19,043
996,625	Brazilian Real	425,000		2/21/07	10,040
1,111,500	Brazilian Real	450,000		2/26/07	34,624
1,083,600	Brazilian Real	430,000		2/28/07	42,241
25,000,000	Indian Rupee	888,415	NZD	3/21/07	5,998
42,030,000	Indian Rupee	900,000		3/27/07	8,119
1,235,688	Romania Leu	425,000		3/28/07	8,320

Unrealized gain on forward exchange contracts					$630,009

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
172,000,000	Japanese Yen	1,557,266		2/01/07	$(7,733)
174,752,000	Japanese Yen	1,600,000		2/09/07	(23,990)
87,450,400	Japanese Yen	800,000		2/09/07	(11,324)
87,432,000	Japanese Yen	800,000		2/09/07	(11,490)
43,888,000	Japanese Yen	400,000		2/09/07	(4,194)
43,924,000	Japanese Yen	400,000		2/09/07	(3,869)
48,129,750	Japanese Yen	450,000		2/13/07	(15,707)
48,204,000	Japanese Yen	450,000		2/13/07	(15,037)
48,073,500	Japanese Yen	450,000		2/22/07	(15,692)
38,027,500	Japanese Yen	350,000		3/05/07	(5,943)

					$(114,979)

Contracts to Sell		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
357,000	Euro	50,433,390	JPY	3/06/07	$(7,370)

Unrealized loss on forward exchange contracts					(122,349)

Net unrealized gain(loss) on forward exchange contracts					$507,660

[a]In U.S.	Dollar unless otherwise indicated.

Currency Abbreviations

EUR - Euro

NZD - New Zealand Dollar

TGI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

8. CREDIT RISK

The Fund has 17.61% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

11. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

TGI-27

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2005, more than 50% of the Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from interest paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, and Class 3 shareholders of record.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share
Argentina	0.0000	0.0125	0.0000	0.0122	0.0000	0.0124
Australia	0.0000	0.0175	0.0000	0.0171	0.0000	0.0174
Austria	0.0000	0.0073	0.0000	0.0071	0.0000	0.0073
Belgium	0.0000	0.0048	0.0000	0.0047	0.0000	0.0048
Brazil	0.0000	0.0024	0.0000	0.0023	0.0000	0.0023
Canada	0.0000	0.0202	0.0000	0.0197	0.0000	0.0201
Colombia	0.0000	0.0004	0.0000	0.0004	0.0000	0.0004
Denmark	0.0000	0.0049	0.0000	0.0048	0.0000	0.0048
Egypt	0.0000	0.0006	0.0000	0.0006	0.0000	0.0006
Finland	0.0000	0.0062	0.0000	0.0060	0.0000	0.0061
France	0.0000	0.0041	0.0000	0.0040	0.0000	0.0040
Germany	0.0000	0.0085	0.0000	0.0083	0.0000	0.0084
Greece	0.0000	0.0037	0.0000	0.0036	0.0000	0.0036
Hungary	0.0000	0.0028	0.0000	0.0027	0.0000	0.0028
Iceland	0.0000	0.0002	0.0000	0.0002	0.0000	0.0002
Indonesia	0.0047	0.0482	0.0047	0.0470	0.0047	0.0478
Ireland	0.0000	0.0037	0.0000	0.0036	0.0000	0.0037
Italy	0.0000	0.0007	0.0000	0.0007	0.0000	0.0007
Malaysia	0.0000	0.0101	0.0000	0.0099	0.0000	0.0100
Mexico	0.0000	0.0032	0.0000	0.0031	0.0000	0.0031
Netherlands	0.0000	0.0037	0.0000	0.0036	0.0000	0.0037
New Zealand	0.0000	0.0172	0.0000	0.0168	0.0000	0.0170
Norway	0.0000	0.0194	0.0000	0.0189	0.0000	0.0192
Peru	0.0000	0.0080	0.0000	0.0078	0.0000	0.0079
Philippines	0.0000	0.0079	0.0000	0.0077	0.0000	0.0078
Poland	0.0000	0.0311	0.0000	0.0303	0.0000	0.0308
Russia	0.0000	0.0015	0.0000	0.0015	0.0000	0.0015
Singapore	0.0000	0.0076	0.0000	0.0074	0.0000	0.0076
Slovak Republic	0.0008	0.0134	0.0008	0.0131	0.0008	0.0133
South Africa	0.0000	0.0010	0.0000	0.0010	0.0000	0.0010
South Korea	0.0054	0.0445	0.0054	0.0434	0.0054	0.0441
Spain	0.0000	0.0022	0.0000	0.0021	0.0000	0.0022
Sweden	0.0000	0.0241	0.0000	0.0235	0.0000	0.0239
Thailand	0.0000	0.0220	0.0000	0.0215	0.0000	0.0218
Ukraine	0.0000	0.0092	0.0000	0.0090	0.0000	0.0091
United Kingdom	0.0000	0.0018	0.0000	0.0017	0.0000	0.0018
Venezuela	0.0000	0.0108	0.0000	0.0105	0.0000	0.0107

Total	$0.0109	$0.3874	$0.0109	$0.3778	$0.0109	$0.3839

TGI-28

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited) (continued)

Templeton Global Income Securities Fund

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

TGI-29

TEMPLETON GROWTH SECURITIES FUND

We are pleased to bring you Templeton Growth Securities Fund’s semiannual report for the period ended June 30, 2006.

Performance Summary as of 6/30/06

Templeton Growth Securities Fund – Class 1 delivered a +6.70% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Growth Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund’s performance was comparable to the +6.37% return of the Morgan Stanley Capital International (MSCI) World Index for the period under review.1

Economic and Market Overview

Global economic growth remained strong during the six-month period ended June 30, 2006. However, signs of moderation appeared in the latter part of the period primarily due to three factors. Many central banks, including the world’s three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases in many countries remained, although many market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. By focusing on particular countries or sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests in a wide variety of countries or sectors. Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005.2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide.2 In this environment, global equity markets performed strongly, particularly outside the U.S. As of June 30, 2006, the six-month total return for the MSCI Europe, Australasia, Far East (EAFE) Index was +10.50%, and for the MSCI All Country World ex USA Index was +9.99%.3 By comparison, the total return for the MSCI USA Index was +2.52% (all returns calculated in U.S. dollars).3

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the reporting period, our stock selection in the information technology (IT), consumer discretionary and health care sectors contributed positively to the Fund’s relative performance.4 Stocks such as Nintendo and Konica Minolta performed well during the reporting period. In addition, our underweighting in the IT sector relative to the benchmark index helped our relative performance.

On the other hand, our underweighting and stock selection in the energy sector hurt performance during the period, as energy stocks rebounded due to high oil prices.5 Stock selection in the telecom-munication services, industrials, materials and financials sectors

2. Source: “Merger Machine Keeps Churning out Deals,” The Wall Street Journal, 7/3/06.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

4. The information technology sector comprises computers and peripherals, electronic equipment and instruments, IT services, office electronics, semiconductors and semiconductor equipment, and software in the SOI. The consumer discretionary sector comprises auto components; automobiles; household durables; internet and catalog retail; leisure equipment and products; hotels, restaurants and leisure; diversified consumer services; and media in the SOI. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

5. The energy sector comprises oil, gas and consumable fuels in the SOI.

also was a detractor. Some poor performers were Tyco and Telefonos de Mexico.6

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the Fund’s substantial investments in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The U.S., Japan and the U.K. were the countries that contributed the most to relative Fund performance, while France and Spain negatively impacted the Fund’s relative results. Cash was also a drag on relative performance.

During the period under review, our bottom-up process led us to see more value in North American stocks compared with Europe. Although we still held an overweighting in Europe relative to North America, the Fund’s North American exposure increased from 29.8% to 39.5% of total net assets during the period.

New U.S. holdings included positions in Eastman Kodak, Microsoft, American Standard, Expedia, Harley Davidson, Infineon Technologies, Oracle and Viacom. We detail three of these below.

Concerns about the decline in the use of film with the advent of the digital camera had dropped Kodak shares to near 25-year lows. However, we bought shares in what we considered a rebuilding company with a significant discount to its potential break-up value, limited downside risk, revenue growth and margin potential from new businesses and further restructuring. In addition, the company still had high cash flows.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The industrials sector comprises aerospace and defense, building products, industrial conglomerates, commercial services and supplies, and air freight and logistics in the SOI. The financials sector comprises capital markets, commercial banks, real estate management and development, and insurance in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund 6/30/06

Company Sector/Industry, Country	% of Total Net Assets

Tyco International Ltd.	2.4%
Industrial Conglomerates, U.S.

News Corp., A	2.3%
Media, U.S.

Microsoft Corp.	2.1%
Software, U.S.

Royal Dutch Shell PLC, B	2.0%
Oil, Gas & Consumable Fuels, U.K.

Siemens AG	2.0%
Industrial Conglomerates, Germany

American International Group Inc.	2.0%
Insurance, U.S.

Royal Bank of Scotland Group PLC	2.0%
Commercial Banks, U.K.

Pfizer Inc.	1.8%
Pharmaceuticals, U.S.

Merck & Co. Inc.	1.8%
Pharmaceuticals, U.S.

GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Microsoft has a strong franchise with its Windows® and Office® products and can, in our opinion, improve several of its businesses, including Xbox, Windows Mobile, IPTV and MSN. In addition, the company had excess cash on its balance sheet that was being returned to shareholders through share buybacks and regular dividends.

Harley Davidson, a globally recognized brand, had a valuation toward the lower end of its 10-year range. Sales had increased 19 of the past 20 years, and earnings, before taxes and interest, had increased steadily since 1990. The company also had strong cash flows.

We continue to believe the best way to serve our clients’ interests is to conduct research on a company-by-company basis. Thus, stock selection, in our view, is likely to be the main factor in determining the Fund’s performance.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,067.00	$4.10
Hypothetical (5% return before expenses)	$1,000	$1,020.83	$4.01

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.80%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.98		$12.98	$11.31	$8.67	$11.09	$13.76

Income from investment operations[a]:
Net investment income[b]	0.17		0.24	0.21	0.17	0.17	0.26
Net realized and unrealized gains (losses)	0.74		0.92	1.61	2.63	(2.13)	(0.36)

Total from investment operations	0.91		1.16	1.82	2.80	(1.96)	(0.10)

Less distributions from:
Net investment income	(0.23)		(0.16)	(0.15)	(0.16)	(0.24)	(0.28)
Net realized gains	(0.55)		—	—	—	(0.22)	(2.29)

Total distributions	(0.78)		(0.16)	(0.15)	(0.16)	(0.46)	(2.57)

Net asset value, end of period	$14.11		$13.98	$12.98	$11.31	$8.67	$11.09

Total return[c]	6.70%		9.06%	16.25%	32.62%	(18.32)%	(0.98)%
Ratios/supplemental data
Net assets, end of period (000’s)	$417,421		$779,347	$800,118	$769,339	$665,537	$966,725
Ratios to average net assets:
Expenses	0.80%	[d,e]	0.82% [e]	0.86% [e]	0.88%	0.87%	0.85%
Net investment income	2.48%	[d]	1.81%	1.75%	1.74%	1.69%	2.13%
Portfolio turnover rate	13.73%	[f]	22.16%	19.13%	37.43%	30.67%	31.05%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 8.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.81		$12.83	$11.19	$8.59	$11.01	$13.69

Income from investment operations[a]:
Net investment income[b]	0.16		0.20	0.17	0.13	0.13	0.21
Net realized and unrealized gains (losses)	0.71		0.93	1.61	2.62	(2.10)	(0.34)

Total from investment operations	0.87		1.13	1.78	2.75	(1.97)	(0.13)

Net investment income	(0.20)		(0.15)	(0.14)	(0.15)	(0.23)	(0.26)
Net realized gains	(0.55)		—	—	—	(0.22)	(2.29)

Total distributions	(0.75)		(0.15)	(0.14)	(0.15)	(0.45)	(2.55)

Net asset value, end of period	$13.93		$13.81	$12.83	$11.19	$8.59	$11.01

Total return[c]	6.51%		8.86%	16.03%	32.13%	(18.49)%	(1.31)%
Ratios/supplemental data
Net assets, end of period (000’s)	$2,162,345		$1,912,825	$1,189,112	$511,659	$190,054	$113,925
Ratios to average net assets:
Expenses	1.05%	[d,e]	1.07% [e]	1.11% [e]	1.13%	1.12%	1.10%
Net investment income	2.23%	[d]	1.56%	1.50%	1.49%	1.44%	1.80%
Portfolio turnover rate	13.73%	[f]	22.16%	19.13%	37.43%	30.67%	31.05%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 8.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 97.1%
Aerospace & Defense 1.8%
BAE Systems PLC	United Kingdom	1,351,733	$9,242,611
[a]BAE Systems PLC, 144A	United Kingdom	360	2,462
Raytheon Co.	United States	616,217	27,464,792
[b]Rolls-Royce Group PLC	United Kingdom	1,349,842	10,334,248
[b]Rolls-Royce Group PLC, B	United Kingdom	106,025,274	200,969

			47,245,082

Air Freight & Logistics 0.6%
Deutsche Post AG	Germany	538,752	14,480,061

Auto Components 0.5%
Lear Corp.	United States	240,108	5,332,799
Valeo SA	France	202,767	7,221,409

			12,554,208

Automobiles 3.1%
Bayerische Motoren Werke AG	Germany	859,457	42,922,935
Harley-Davidson Inc.	United States	223,300	12,256,937
Peugeot SA	France	407,872	25,384,124

			80,563,996

Building Products 1.2%
American Standard Cos. Inc.	United States	349,950	15,142,337
Assa Abloy AB, B	Sweden	886,200	14,903,329

			30,045,666

Capital Markets 2.5%
The Bank of New York Co. Inc.	United States	831,996	26,790,271
Nomura Holdings Inc.	Japan	882,174	16,534,259
UBS AG	Switzerland	182,342	19,987,589

			63,312,119

Chemicals 0.6%
Akzo Nobel NV	Netherlands	213,524	11,516,029
[b]Syngenta AG	Switzerland	31,673	4,210,284

			15,726,313

Commercial Banks 7.7%
Banco Santander Central Hispano SA	Spain	600,179	8,768,036
Hana Financial Group Inc.	South Korea	161,640	7,598,571
HSBC Holdings PLC	United Kingdom	2,141,809	37,533,746
Kookmin Bank	South Korea	349,400	28,725,376
Mitsubishi UFJ Financial Group Inc.	Japan	2,726	38,110,883
Royal Bank of Scotland Group PLC	United Kingdom	1,540,571	50,653,455
UniCredito Italiano SpA	Italy	3,433,597	26,881,666

			198,271,733

Commercial Services & Supplies 0.2%
Rentokil Initial PLC	United Kingdom	1,889,475	5,459,549

Computers & Peripherals 1.5%
[b]Seagate Technology	United States	1,686,898	38,191,371

Diversified Consumer Services 1.0%
H&R Block Inc.	United States	1,080,479	25,780,229

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services 4.3%
BCE Inc.	Canada	903,752	$21,360,012
Belgacom	Belgium	233,162	7,734,206
France Telecom SA	France	1,428,670	30,722,396
KT Corp., ADR	South Korea	862,201	18,494,211
Telefonos de Mexico SA de CV, L, ADR	Mexico	878,985	18,309,258
Telenor ASA	Norway	1,194,827	14,445,928

			111,066,011

Electric Utilities 1.0%
E.ON AG	Germany	128,113	14,749,970
Hong Kong Electric Holdings Ltd.	Hong Kong	2,443,681	11,059,943

			25,809,913

Electronic Equipment & Instruments 0.9%
[b]Celestica Inc.	Canada	343,812	3,279,966
[b]Flextronics International Ltd.	Singapore	641,110	6,808,588
Hitachi Ltd.	Japan	1,996,278	13,187,000

			23,275,554

Food Products 2.5%
Nestle SA	Switzerland	126,594	39,766,122
Unilever NV	Netherlands	1,136,710	25,781,837

			65,547,959

Gas Utilities 1.3%
El Paso Corp.	United States	2,309,384	34,640,760

Health Care Equipment & Supplies 0.7%
Olympus Corp.	Japan	670,600	17,930,325

Health Care Providers & Services 1.8%
HCA Inc.	United States	616,116	26,585,405
[b]Tenet Healthcare Corp.	United States	2,881,768	20,114,741

			46,700,146

Hotels, Restaurants & Leisure 2.3%
Accor SA	France	518,800	31,584,290
Compass Group PLC	United Kingdom	5,578,849	27,055,509

			58,639,799

Household Durables 1.9%
Koninklijke Philips Electronics NV	Netherlands	912,198	28,508,084
Sony Corp.	Japan	448,969	19,811,206

			48,319,290

Industrial Conglomerates 4.9%
Siemens AG	Germany	602,004	52,406,234
Smiths Group PLC	United Kingdom	685,868	11,300,921
Tyco International Ltd.	United States	2,268,472	62,382,980

			126,090,135

Insurance 7.9%
ACE Ltd.	Bermuda	253,274	12,813,132
American International Group Inc.	United States	860,005	50,783,295
Aviva PLC	United Kingdom	2,195,264	31,076,175

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Insurance (continued)
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	175,630	$24,013,230
Swiss Reinsurance Co.	Switzerland	367,341	25,677,360
Torchmark Corp.	United States	245,777	14,923,579
Willis Group Holdings Ltd.	United States	755,250	24,243,525
XL Capital Ltd., A	Bermuda	338,433	20,745,943

			204,276,239

Internet & Catalog Retail 0.5%
[b]Expedia Inc.	United States	864,020	12,934,379

IT Services 2.0%
Accenture Ltd., A	United States	969,457	27,455,022
Electronic Data Systems Corp.	United States	988,270	23,777,776

			51,232,798

Leisure Equipment & Products 2.1%
Eastman Kodak Co.	United States	1,387,979	33,006,141
Fuji Photo Film Co. Ltd.	Japan	643,837	21,602,814
Mattel Inc.	United States	7,329	121,002

			54,729,957

Media 11.4%
British Sky Broadcasting Group PLC	United Kingdom	2,318,893	24,592,899
[b]Comcast Corp., A	United States	862,068	28,258,589
[b]The DIRECTV Group Inc.	United States	1,645,844	27,156,426
[b]Interpublic Group of Cos. Inc.	United States	2,797,188	23,356,520
Mediaset SpA	Italy	750,402	8,841,156
News Corp., A	United States	3,066,692	58,819,153
Pearson PLC	United Kingdom	1,800,148	24,517,521
Reed Elsevier NV	Netherlands	2,518,906	37,894,373
Time Warner Inc.	United States	1,384,882	23,958,459
[b]Viacom Inc., B	United States	994,918	35,657,861

			293,052,957

Multi-Utilities 1.6%
DTE Energy Co.	United States	535,382	21,811,463
National Grid PLC	United Kingdom	1,745,761	18,869,696

			40,681,159

Office Electronics 0.8%
[b]Konica Minolta Holdings Ltd.	Japan	1,733,800	21,891,223

Oil, Gas & Consumable Fuels 5.2%
BP PLC	United Kingdom	2,926,978	34,127,160
Eni SpA	Italy	647,787	19,084,536
Repsol YPF SA	Spain	1,040,708	29,808,384
Royal Dutch Shell PLC, B	United Kingdom	1,499,486	52,408,270

			135,428,350

Paper & Forest Products 4.1%
International Paper Co.	United States	855,873	27,644,698
Sappi Ltd.	South Africa	1,108,320	13,633,727
Stora Enso OYJ, R	Finland	1,589,082	22,198,539
Svenska Cellulosa AB, B	Sweden	452,391	18,705,405
UPM-Kymmene OYJ	Finland	1,087,262	23,436,327

			105,618,696

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Pharmaceuticals 9.4%
Abbott Laboratories	United States	266,915	$11,640,163
Bristol-Myers Squibb Co.	United States	1,093,151	28,268,885
GlaxoSmithKline PLC	United Kingdom	1,604,908	44,844,605
Merck & Co. Inc.	United States	1,275,321	46,459,944
Novartis AG	Switzerland	351,524	19,036,270
Pfizer Inc.	United States	1,988,323	46,665,941
Sanofi-Aventis	France	278,917	27,224,190
Takeda Pharmaceutical Co. Ltd.	Japan	304,236	18,927,523

			243,067,521

Real Estate Management & Development 1.4%
Cheung Kong (Holdings) Ltd.	Hong Kong	2,019,833	21,885,306
Swire Pacific Ltd., A	Hong Kong	1,408,516	14,536,115

			36,421,421

Semiconductors & Semiconductor Equipment 1.4%
[b]Infineon Technologies AG	Germany	1,452,509	16,165,663
Samsung Electronics Co. Ltd.	South Korea	33,440	21,253,565

			37,419,228

Software 4.5%
[b]Cadence Design Systems Inc.	United States	789,718	13,543,664
Microsoft Corp.	United States	2,376,979	55,383,610
Nintendo Co. Ltd.	Japan	102,697	17,229,083
[b]Oracle Corp.	United States	2,059,300	29,839,257

			115,995,614

Wireless Telecommunication Services 2.5%
Advanced Info Service Public Co. Ltd., fgn.	Thailand	1,708,800	4,034,418
SK Telecom Co. Ltd.	South Korea	80,853	17,384,993
SK Telecom Co. Ltd., ADR	South Korea	258,541	6,055,030
Vodafone Group PLC	United Kingdom	16,807,922	35,822,060

			63,296,501

Total Common Stocks (Cost $2,152,802,034)			2,505,696,262

		Principal Amount
Short Term Investments (Cost $70,062,229) 2.7%
U.S. Government and Agency Securities 2.7%
[c]Federal Home Loan Bank, 7/03/06		$24,015,000	24,015,000
[c]FHLMC, 9/06/06		25,000,000	24,765,050
[c]FNMA, 7/05/06		21,305,000	21,298,928

			70,078,978

Total Investments (Cost $2,222,864,263) 99.8%			2,575,775,240
Other Assets, less Liabilities 0.2%			3,991,207

Net Assets 100.0%			$2,579,766,447

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

[a]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $2,462, representing less than 0.1% of net assets.
[b]	Non-income producing for the twelve months ended June 30, 2006.
[c]	The security is traded on a discount basis with no stated coupon rate.

TG-14 See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost	$2,222,864,263

Value	$2,575,775,240
Cash	143,777
Receivables:
Investment securities sold	12,578,230
Capital shares sold	3,223,746
Dividends	7,201,578
Other (Note 9)	139,539

Total assets	2,599,062,110

Liabilities:
Payables:
Investment securities purchased	15,306,460
Capital shares redeemed	963,990
Affiliates	2,426,465
Accrued expenses and other liabilities	598,748

Total liabilities	19,295,663

Net assets, at value	$2,579,766,447

Net assets consist of:
Paid-in capital	$2,097,906,114
Undistributed net investment income	31,189,077
Net unrealized appreciation (depreciation)	353,006,241
Accumulated net realized gain (loss)	97,665,015

Net assets, at value	$2,579,766,447

Class 1:
Net assets, at value	$417,421,011

Shares outstanding	29,589,443

Net asset value and maximum offering price per share	$14.11

Class 2:
Net assets, at value	$2,162,345,436

Shares outstanding	155,238,093

Net asset value and maximum offering price per share	$13.93

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,279,122)	$39,810,435
Interest	5,008,869
Other income (Note 9)	139,539

Total investment income	44,958,843

Expenses:
Management fees (Note 3a)	10,149,701
Distribution fees - Class 2 (Note 3c)	2,600,190
Unaffiliated transfer agent fees	8,268
Custodian fees (Note 4)	299,278
Reports to shareholders	379,609
Professional fees	44,887
Trustees’ fees and expenses	7,863
Other	31,826

Total expenses	13,521,622
Expense reductions (Note 4)	(724)

Net expenses	13,520,898

Net investment income	31,437,945

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (Including gain from redemption in-kind of $68,398,083) (Note 8)	166,833,820
Foreign currency transactions	153,513

Net realized gain (loss)	166,987,333

Net change in unrealized appreciation (depreciation) on:
Investments	(9,150,036)
Translation of assets and liabilities denominated in foreign currencies	168,279

Net change in unrealized appreciation (depreciation)	(8,981,757)

Net realized and unrealized gain (loss)	158,005,576

Net increase (decrease) in net assets resulting from operations	$189,443,521

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$31,437,945	$37,640,984
Net realized gain (loss) from investments and foreign currency transactions	166,987,333	106,724,452
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(8,981,757)	64,432,128

Net increase (decrease) in net assets resulting from operations	189,443,521	208,797,564

Distributions to shareholders from:
Net investment income:
Class 1	(6,338,891)	(9,572,633)
Class 2	(29,026,054)	(16,496,404)
Net realized gains:
Class 1	(15,619,027)	—
Class 2	(80,864,543)	—

Total distributions to shareholders	(131,848,515)	(26,069,037)

Capital share transactions: (Note 2)
Class 1	(400,639,755)	(78,704,685)
Class 2	230,639,274	598,918,011

Total capital share transactions	(170,000,481)	520,213,326

Net increase (decrease) in net assets	(112,405,475)	702,941,853
Net assets:
Beginning of period	2,692,171,922	1,989,230,069

End of period	$2,579,766,447	$2,692,171,922

Undistributed net investment income included in net assets:
End of period	$31,189,077	$35,116,077

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Templeton Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 50.00% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	403,783	$5,890,617	1,516,368	$19,918,799
Shares issued in reinvestment of distributions	1,610,999	21,957,918	740,916	9,572,633
Redemption in-kind (Note 8)	(24,639,404)	(376,992,403)	—	—
Shares redeemed	(3,517,694)	(51,495,887)	(8,179,119)	(108,196,117)

Net increase (decrease)	(26,142,316)	$(400,639,755)	(5,921,835)	$(78,704,685)

Class 2 Shares:
Shares sold	19,491,084	$283,155,759	53,621,660	$698,169,420
Shares issued in reinvestment of distributions	8,154,097	109,754,141	1,291,809	16,496,404
Redemption in-kind (Note 8)	(4,943,094)	(74,525,476)	—	—
Shares redeemed	(6,005,905)	(87,745,150)	(9,052,089)	(115,747,813)

Net increase (decrease)	16,696,182	$230,639,274	45,861,380	$598,918,011

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including 15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $49,489.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,223,576,020

Unrealized appreciation	$411,264,547
Unrealized depreciation	(59,065,327)

Net unrealized appreciation (depreciation)	$352,199,220

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $702,861,401 and $352,735,310, respectively. Sales of investments exclude $405,607,709 of redemptions in-kind transactions.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REDEMPTION IN-KIND

During the period ended June 30, 2006, the Fund realized $68,398,083 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

9. REGULATORY MATTERS (continued)

and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

10. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Growth Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1 and Class 2 shareholders of record.

	Class 1		Class 2
Country	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share
Belgium	0.0006	0.0028	0.0006	0.0025
Bermuda	0.0000	0.0031	0.0000	0.0028
Brazil	0.0003	0.0016	0.0003	0.0015
Canada	0.0011	0.0052	0.0011	0.0047
Denmark	0.0008	0.0039	0.0008	0.0035
Finland	0.0014	0.0064	0.0014	0.0057
France	0.0016	0.0079	0.0016	0.0071
Germany	0.0016	0.0092	0.0016	0.0082
Hong Kong	0.0000	0.0075	0.0000	0.0068
India	0.0004	0.0000	0.0004	0.0000
Italy	0.0014	0.0065	0.0014	0.0059
Japan	0.0010	0.0099	0.0010	0.0089
Mexico	0.0000	0.0025	0.0000	0.0022
Netherlands	0.0033	0.0156	0.0033	0.0140
Singapore	0.0000	0.0016	0.0000	0.0014
South Africa	0.0000	0.0016	0.0000	0.0014
South Korea	0.0036	0.0155	0.0036	0.0139
Spain	0.0014	0.0067	0.0014	0.0060
Sweden	0.0005	0.0024	0.0005	0.0022
Switzerland	0.0019	0.0104	0.0019	0.0093
United Kingdom	0.0000	0.0672	0.0000	0.0604

Total	$0.0209	$0.1875	$0.0209	$0.1684

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

HSBC Asian Local Bond Index (ALBI) tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country sub-indexes of the HSBC ALBI.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Euro Emerging Markets Bond Index (EMBI) Global tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) High Yield Index covers the universe of fixed rate, non-investment grade debt. The index includes both corporate and non-corporate sectors.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/06, there were 122 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/06, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/06, there were 65 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/06, there were 103 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Utilities Index is a market capitalization-weighted index consisting of all utility stocks in the S&P 500 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 18, 2006, the Board of Trustees (“Board”), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (“Fund(s)”). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (“Manager”) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (“Lipper”), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE.    The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager’s best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE.    Franklin Flex-Cap Growth Securities Fund and Franklin Large Cap Value Securities Fund are recently formed Funds and in the Board’s view had established no meaningful records of performance in light of their limited period of operations and small size. The Board placed significant emphasis on the investment performance of each of the other Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of Class 1 shares, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2006, and previous periods ended that date of up to ten years unless otherwise noted. Performance was shown on a total return basis for each Fund and in certain cases, as indicated, on an income return basis as well. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin Global Communications Securities Fund – The performance universe for this Fund consisted of the Fund and all specialty and miscellaneous funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period and each of the previous two-, three- and four-year periods on an annualized basis was in the highest quintile of its performance universe, and for the previous five years on an annualized basis was in the second-highest quintile of such universe. There was no meaningful universe in existence for earlier periods. The Board was satisfied with such performance.

Franklin Growth and Income Securities Fund – The performance universe for this Fund consisted of the Fund and all equity income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return during the one-year period and on an annualized basis in each of the previous three-, five- and ten-year periods to be in the highest quintile of such performance universe. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest quintile of such universe, and on an annualized basis for each of the previous three-, five- and ten-year periods to be in the lowest or second-lowest quintile of such performance universe. The Board noted, however, that the Fund’s actual level of total return was relatively high, being in excess of 8% for the one-year period and 8.5% for the annualized previous ten-year period as shown in the Lipper report. The Board found such performance to be acceptable and also noted that recent additions had been made to the management team for the Fund.

Franklin High Income Fund – The performance universe for this Fund consisted of the Fund and all high current yield funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-lowest quintile of such universe, but to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and ten-year periods on an annualized basis. The Lipper report showed the Fund’s total return to be the highest in its performance universe for the one-year period as well as the previous three-year period on an annualized basis and in the middle and lowest quintiles of such universe, respectively, for the previous five- and ten-year periods on an annualized basis. The Board was satisfied with such performance.

Franklin Income Securities Fund – The performance universe for this Fund consisted of the Fund and all income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the second-highest quintile of such universe for the one-year period and the highest quintile for each of the previous three- and five-year periods on an annualized basis. There was no meaningful universe for the ten-year period. The Lipper report showed the Fund’s total return to be in the middle quintile of its performance universe for the one-year period and in the highest quintile of such universe for each of the previous three- and five-year periods on an annualized basis. The Board was satisfied with such performance.

Franklin Large Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all large-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe for the one-year period as well as for the previous three- and five-year periods on an annualized basis. The Fund has not been in existence for a full ten-year period. In discussing such performance, management advised the Board of actions being taken to improve results and also pointed out that the Fund had generally outperformed its blended benchmark since inception. The Board believed such performance to be acceptable based on such discussions.

Franklin Money Market Fund – The performance universe for this Fund consisted of the Fund and all money market funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-lowest quintile of such universe during the one-year period and during the previous three-, five- and ten-year periods as well on an annualized basis. The Board found such performance to be acceptable noting this was the smallest fund within the Trust and that it was managed conservatively with a high-quality portfolio.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin Real Estate Fund – The performance universe for this Fund consisted of the Fund and all real estate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe for the one-year period and on an annualized basis to be in the second-lowest quintile of such universe for the previous three- and ten-year periods, and in the lowest quintile for the previous five-year period. The Board noted that the Fund’s actual level of total return was in excess of 26% for the one-year period and 18% for the previous five years on an annualized basis and found such performance acceptable.

Franklin Rising Dividends Securities Fund – The performance universe for this Fund consisted of the Fund and all mid-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest quintile of such universe for the one-year period as well as for the previous three- and five-year periods on an annualized basis. There was no meaningful universe for the ten-year period. The Lipper report showed the Fund’s total return to be in the lowest quintile of the performance universe for the one-year period and on an annualized basis to also be in the lowest quintile for the previous three-year period, and the second-lowest quintile of such universe for the previous five-year period. The Board was satisfied with such performance, noting that the Fund’s total return for the one-year period exceeded 9%, and for the annualized three-year and five-year periods exceeded 15% and 10%, respectively, as shown in the Lipper report.

Franklin Small-Mid Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all small-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile and on an annualized basis to be in the lowest quintile of such universe for each of the previous three- and five-year periods and the second-lowest quintile for the previous ten-year period. In discussing this performance with the Board, management pointed out that it had recently brought in a new lead manager and expanded the Fund’s scope of investments by moving from a small cap to a small-mid cap mandate and was taking other steps to improve performance. The Board found such performance to be acceptable, noting these changes, as well as the Fund’s relatively high total return for the one-year period, which exceeded 16% as shown in the Lipper report.

Franklin Small Cap Value Securities Fund – The performance universe for this Fund consists of the Fund and all small-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of such performance universe, and on an annualized basis to be in the middle quintile of such universe during the previous three- and five-year periods. The Fund has not been in existence for a full ten-year period. The Board was satisfied with such performance.

Franklin Strategic Income Securities Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the second-highest quintile of such performance universe for the one-year period, and on an annualized basis to be in the second-lowest and lowest quintiles, respectively, during the previous three- and five-year periods. The Fund has not been in existence for a full ten-year period. The Lipper report showed the Fund’s total return to be in the highest quintile of such universe during the one-year period and the highest and second-highest quintiles of such universe during the previous three- and five-year periods on an annualized basis. The Board was satisfied with such performance.

Franklin U.S. Government Fund – The performance universe for this Fund consisted of the Fund and all general U.S. government funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest quintile of such universe and on an annualized basis to be in the highest quintile of such universe for the previous three-, five- and ten-year periods. The Lipper report showed the Fund’s total return to be in the second-highest quintile of such universe for the one-year period, and on an annualized basis to be in the second-highest quintile during the previous three-, five- and ten-year periods as well. The Board was satisfied with such performance.

Franklin Zero Coupon 2010 Fund – The performance universe for this Fund consisted of the Fund and all other target maturity funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest quintile of such universe and on an annualized basis to be in the second-highest quintile for the previous three-year period, and the highest quintile for the previous five-year period. There was no meaningful universe for the ten-year period. The Lipper report showed the Fund’s total return to be in the second-highest quintile of the

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

performance universe during the one-year period and in the highest quintile of such universe in each of the previous three- and five-year periods on an annualized basis. The Board was satisfied with such performance.

Mutual Discovery Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of such universe and on an annualized basis to be in the second-highest and highest quintiles for the previous three- and five-year periods, respectively. The Fund has not been in existence for a full ten-year period. The Board was satisfied with such performance.

Mutual Shares Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest quintile of such universe, and on an annualized basis to also be in the highest quintile for the previous three-year period and the second-highest quintile for the previous five-year period. The Fund has not been in existence for a full ten-year period. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of the performance universe and on an annualized basis to be in the highest quintile during the previous five-year period and second-lowest quintile during the previous three-year period. The Board was satisfied with such performance.

Templeton Developing Markets Securities Fund – The performance universe for this Fund consisted of the Fund and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile of such performance universe and to be in the second-lowest and middle quintiles during the previous three- and five-year periods, respectively, on an annualized basis. The Fund has not been in existence for a full ten-year period. The Board was satisfied with such performance noting the Fund’s relatively high actual level of total return, which exceeded 40% for the one-year period and 39% for the annualized three-year period as shown by Lipper.

Templeton Foreign Securities Fund – The performance universe for this Fund consisted of the Fund and all international value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest quintile of such performance universe and on an annualized basis to be in the lowest quintile during the previous three- and five-year periods, and the middle quintile during the previous ten-year period. In discussing this performance, management cited its discipline and long-term approach and other factors, including lagging stock selection in certain areas such as the energy sector. In finding such performance acceptable, the Board noted that the actual level of the Fund’s total return for the one-year period exceeded 17%, and on an annualized basis exceeded 23% during the previous three-year period.

Templeton Global Asset Allocation Fund – The performance universe for this Fund consisted of the Fund and all global flexible portfolio funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the middle quintile of such performance universe and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and ten-year periods. The Board was satisfied with such performance.

Templeton Global Income Securities Fund – The performance universe for this Fund consisted of the Fund and all global income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the middle quintile of such performance universe and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and ten-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of its performance universe and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and ten-year periods. The Board was satisfied with such performance.

Templeton Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the middle quintile of such performance universe and on an annualized basis to also be in the middle quintile of such universe for the previous three- and five-year periods, and the highest among the four funds within the universe whose total returns covered a ten-year period. The Board was satisfied with this performance, noting that the Fund’s total return for the

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

one-year period exceeded 15% and exceeded 21% on an annualized basis for the previous three-year period as shown in the Lipper report.

COMPARATIVE EXPENSES.    Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund’s management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund’s management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class 1 shares. The results of such comparisons showed that both the effective management fee rates and actual total expenses of the following Funds were in the least expensive quintile of their respective Lipper expense groups: Franklin Global Communications Securities Fund, Franklin Growth and Income Securities Fund, Franklin High Income Fund, Franklin Income Securities Fund, Franklin Real Estate Fund, Franklin Rising Dividends Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, and Franklin Small Cap Value Securities Fund. The Board was satisfied with the comparative effective management fees and expenses of these Funds. The effective management fee rate for each of the following Funds was below the median and their actual total expenses were in the least or second least expensive quintiles of their respective Lipper expense groups: Franklin U.S. Government Fund, Franklin Strategic Income Securities Fund, Templeton Foreign Securities Fund, Templeton Global Income Securities Fund, and Mutual Shares Securities Fund. The Board was satisfied with the comparative effective management fees and expenses of these Funds. The effective management fee rate for Templeton Foreign Securities Fund was slightly above the median of its Lipper expense group, but its actual total expenses were in the first or least expensive quintile and the Board was satisfied with the comparative expenses of this Fund. The effective management fee rates for Franklin Flex Cap Growth Securities Fund and Franklin Large Cap Value Securities Fund were in the most expensive quintiles of their Lipper expense groups, but in each case total expenses were the lowest in such groups. The Board was satisfied with the comparative expenses of these Funds, noting that expenses were subsidized through fee waivers. The effective management fee rate, as well as actual expenses for Franklin Large Cap Growth Securities Fund was slightly above the median of its Lipper expense group. The Board found the comparative expenses of this Fund to be acceptable, noting that actual expenses were within three basis points of the median and that expenses of several funds in the expense groups were subsidized through fee waivers or reimbursement. The effective management fee rate for Templeton Global Asset Allocation Fund was in the most expensive quintile of its Lipper expense group, but its actual total expenses were in the second least expensive quintile of such group and the Board found the comparative expenses of this Fund to be acceptable. The effective management fee rates of Franklin Zero Coupon 2010 Fund were at the median of its Lipper expense group and its actual total expenses were below the median of such group. The Board was satisfied with such comparative expenses. The effective management fee rate and the actual total expenses of Franklin Money Market Fund were both in the most expensive quintile of that Fund’s Lipper expense group. In discussing such expense comparisons, management stated that this Fund, which was already the smallest of its variable insurance funds, was continuously decreasing in size as the result of the discontinuance of sales to new investors by the insurance company that historically had utilized this Fund and whose accounts held substantially all of the Fund’s shares. Management further explained that such small size and its continuous reduction resulted in higher expense ratios for reasons including the inability to reach breakpoint levels provided in its management fee structure. The Board found the comparative expenses of the Fund to be acceptable in view of management’s explanation. The effective fee rate for Templeton Growth Securities Fund was in the second most expensive quintile of its Lipper expense group while its actual total expenses were in the second least expensive quintile of such group. The Board was satisfied with these expenses, noting that breakpoints had been added to the management fee during the previous year. The effective fee rate of Templeton Developing Markets Securities Fund and its actual total expenses were in the second most expensive quintile of its Lipper expense group. The Board found such expenses satisfactory, noting factors raised by management, such as the quality and experience of its portfolio managers and research staff and the depth of its physical presence and coverage in emerging markets geographical areas, as well as the fact that breakpoints had been added to the management fee during the previous year. The effective fee rate of Mutual Discovery Securities Fund and its actual total expenses were also in the second

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

most expensive quintile of its Lipper expense group. In discussing these comparative expenses, management stated its view that the Fund’s management fee was at an appropriate level in view of the Fund’s consistently superior investment performance, the quality and experience of its portfolio managers and the research-driven fundamental value strategy employed in its portfolio selections. Management also pointed out that the management fee structure of the Fund was comparable to that of its retail counterpart, Mutual Discovery Fund, and management had agreed effective May 1, 2005, to add additional breakpoints to make the management fee structure of the two funds identical. The Board found the comparative expenses of the Fund to be acceptable noting the points raised by management.

MANAGEMENT PROFITABILITY.    The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds’ Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as each Fund’s relative contribution to the profitability of the Manager’s parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE.    The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager’s realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. With the exception of Templeton Foreign Securities Fund and Mutual Shares Securities Fund, all of the Funds have management fee breakpoints that extend beyond their existing asset size. The last management fee breakpoint for Templeton Foreign Securities Fund applies to assets in excess of $1.3 billion and at year-end this Fund had net assets of approximately $2.8 billion. The independent Trustees discussed the prospect of adding additional breakpoints with management, and as a result of such discussions, management agreed that the Fund’s investment management agreement would be amended effective May 1, 2006, to add additional breakpoints beginning at the $10 billion level. The investment management fee for Mutual Shares Securities Fund was 0.60% at all asset levels and at year-end this Fund had assets of approximately $3.8 billion. The independent Trustees discussed the prospect of adding breakpoints with management, and as a result of such discussions, management agreed that the Fund’s investment management agreement would be amended effective May 1, 2006, to provide for breakpoints beginning at the $5 billion asset level. In considering the appropriateness of breakpoints added for these two Funds, the independent Trustees took into account management’s position that the fees under the management agreement for each Fund anticipated economies of scale and pointed out that the actual total expenses for each of Templeton Foreign Securities Fund and Mutual Shares Securities Fund were in the least expensive quintiles of their respective Lipper expense groups and that their effective management fee rates were below the median of the Lipper expense groups.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (“Policies”) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

One Franklin Parkway San Mateo, CA 94403-1906

Semiannual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts (“Separate Account”) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP S2006 08/06

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/S/JIMMY D. GAMBILL
Jimmy D. Gambill Chief Executive Officer - Finance and Administration Date: August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ JIMMY D. GAMBILL
Jimmy D. Gambill Chief Executive Officer - Finance and Administration Date: August 18, 2006

By	/S/ GALEN G. VETTER
Galen G. Vetter Chief Financial Officer Date: August 18, 2006